As filed with the Securities and Exchange Commission on April 29, 2013
Registration No. 333-149386/811-21929

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
FORM N-6
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
PRE-EFFECTIVE AMENDMENT NO.   (  )
POST-EFFECTIVE AMENDMENT NO.   5 (X )
and/or
REGISTRATION STATEMENT UNDER THE INVESTMENT
COMPANY ACT OF 1940
Amendment No. 1 5    (X)
(Check appropriate box or boxes)
WRL SERIES LIFE ACCOUNT G
(Exact Name of Registrant)

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
(Name of Depositor)
570 Carillon Parkway
St. Petersburg, FL  33716
(Address of Depositor's Principal Executive Offices) (Zip Code)
Depositor's Telephone Number, including Area Code:
(727) 299-1800

Arthur D. Woods, Esq.
Vice President and Senior Counsel
Western Reserve Life Assurance Co. of Ohio
570 Carillon Parkway
St. Petersburg, FL  33716
(Name and Address of Agent for Service)
Copy to:
Mary Jane Wilson-Bilik, Esq.
Sutherland Asbill & Brennan LLP
700 Sixth Street, N.W.
Washington, D.C. 20001-3980

It is proposed that this filing will become effective (check appropriate box):

     immediately upon filing pursuant to paragraph (b)
  X  on May 1, 201 3  , pursuant to paragraph (b)
      60 days after filing pursuant to paragraph (a)(1)
     on __(Date)  , pursuant to paragraph (a)(1)

If appropriate, check the following box:

   This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PART A

INFORMATION REQUIRED IN A PROSPECTUS

P R O S P E C T U S
May 1, 201 3

WRL Freedom Asset AdvisorSM
                                                                    issued through
WRL Series Life Account G by
Western Reserve Life Assurance Co. of Ohio
Administrative Office
570 Carillon Parkway
St. Petersburg, Florida 33716

Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

An Individual Flexible Premium Variable Life Insurance Policy

This prospectus describes the WRL Freedom Asset AdvisorSM, a flexible premium variable life insurance policy (the “Policy”).  You can allocate your Policy’s cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account G, which invests through its subaccounts in portfolios of the Transamerica Series Trust – Initial Class (the “Series Trust”), the Fidelity Variable Insurance Products Funds – Service Class 2 (“Fidelity VIP Fund”), the ProFunds, the Access One Trust (“Access Trust”), the AllianceBernstein Variable Products Series Fund, Inc. (“AllianceBernstein”), and the Franklin Templeton Variable Insurance Products Trust (“Franklin Templeton”) (collectively, the “funds”).  Please refer to the next page of this prospectus for the list of portfolios available to you under the Policy.

Investing in the Policy involves investment risk and fluctuating interest rates.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase the Policy or to take withdrawals from another policy you own to make premium payments under the Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus.  Certain portfolios may not be available in all states.  Please read these documents before investing and save them for future reference.

An investment in the Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus.  Any representation to the contrary is a criminal offense.

Portfolios Available Under Your Policy

Transamerica Series Trust:	Transamerica Series Trust (Cont.):	ProFunds (Cont.):
➢ Transamerica Aegon Active Asset Allocation – Conservative VP	➢ Transamerica Morgan Stanley Mid-Cap Growth VP	➢ ProFund VP Japan
➢ Transamerica Aegon Active Asset Allocation – Moderate Growth VP	➢ Transamerica Multi-Managed Balanced VP	➢ ProFund VP Mid-Cap
➢ Transamerica Aegon Active Asset Allocation – Moderate VP	➢ Transamerica PIMCO Tactical-Balanced VP	➢ ProFund VP Money Market
➢ Transamerica Aegon High Yield Bond VP	➢ Transamerica PIMCO Tactical-Conservative VP	➢ ProFund VP NASDAQ-100
➢ Transamerica Aegon Money Market VP	➢ Transamerica PIMCO Tactical-Growth VP	➢ ProFund VP Oil & Gas
➢ Transamerica Aegon U.S. Government Securities VP	➢ Transamerica PIMCO Total Return VP	➢ ProFund VP Pharmaceuticals
➢ Transamerica AllianceBernstein Dynamic Allocation VP	➢ Transamerica Systematic Small/Mid Cap Value VP	➢ ProFund VP Precious Metals
➢ Transamerica Asset Allocation – Conservative VP	➢ Transamerica T. Rowe Price Small Cap VP	➢ ProFund VP Short Emerging Markets
➢ Transamerica Asset Allocation – Growth VP	➢ Transamerica Vanguard ETF Portfolio-Balanced VP	➢ ProFund VP Short International
➢ Transamerica Asset Allocation – Moderate Growth VP	➢ Transamerica Vanguard ETF Portfolio-Growth VP	➢ ProFund VP Short NASDAQ-100
➢ Transamerica Asset Allocation – Moderate VP	➢ Transamerica WMC Diversified Growth VP	➢ ProFund VP Short Small-Cap
➢ Transamerica Barrow Hanley Dividend Focused VP		➢ ProFund VP Small-Cap
➢ Transamerica BlackRock Global Allocation VP	Fidelity Funds:	➢ ProFund VP Small - Cap Value
➢ Transamerica BlackRock Tactical Allocation VP	➢ Fidelity VIP Index 500 Portfolio	➢ ProFund VP Telecommunications
➢ Transamerica BNP Paribas Large Cap Growth VP		➢ ProFund VP UltraNASDAQ-100
➢ Transamerica Clarion Global Real Estate Securities VP	ProFunds:	➢ ProFund VP UltraSmall-Cap
➢ Transamerica Hanlon Income VP	➢ ProFund VP Asia 30	➢ ProFund VP U.S. Government Plus
➢ Transamerica International Moderate Growth VP	➢ ProFund VP Basic Materials	➢ ProFund VP Utilities
➢ Transamerica JPMorgan Core Bond VP	➢ ProFund VP Bull	Access Trust:
➢ Transamerica JPMorgan Enhanced Index VP	➢ ProFund VP Consumer Services	➢ Access VP High Yield Fund
➢ Transamerica JPMorgan Tactical Allocation VP	➢ ProFund VP Emerging Markets
➢ Transamerica Janus Balanced VP	➢ ProFund VP Europe 30	AllianceBernstein Variable Products Series Fund, Inc.:
➢ Transamerica Jennison Growth VP	➢ ProFund VP Falling U.S. Dollar	➢ AllianceBernstein Balanced Wealth Strategy Portfolio
➢ Transamerica MFS International Equity VP	➢ ProFund VP Financials	Franklin Templeton Variable Products Trust:
➢ Transamerica Morgan Stanley Capital Growth VP	➢ ProFund VP International	➢ Franklin Templeton VIP Founding Funds Allocation Fund

Table of Contents                      WRL Freedom Asset AdvisorSM
Policy Benefits/Risks Summary
Policy Benefits
Risks of Your Policy
Fee Tables
Western Reserve, the Separate Account, the Fixed Account and the Portfolios
Western Reserve
The Separate Account
The Fixed Account
The Portfolios
Charges and Deductions
Premium Expense Charge
Monthly Deductions
Mortality and Expense Risk Charge
Loan Interest Rate Charged
Taxes
Rider Charge
Portfolio Expenses
Revenue We Receive
The Policy
Premiums
Transfers
General
Disruptive Trading and Market Timing
Fixed Account Transfers
Conversion Rights
Dollar Cost Averaging
Asset Rebalancing Program
Third Party Asset Allocation Services
Policy Values
Cash Value
Net Surrender Value
Subaccount Value
Subaccount Unit Value
Fixed Account Value
Death Benefit
Death Benefit Proceeds
Death Benefit
Surrenders and Cash Withdrawals
Surrenders
Cash Withdrawals
Canceling a Policy
Signature Guarantees
Loans
General
Loan Interest Spread
Effect of Policy Loans
Policy Lapse and Reinstatement
Lapse
Reinstatement
Federal Income Tax Considerations
Tax Status of the Policy
Tax Treatment of Policy Benefits
Other Policy Information
Settlement Options
Payments We Make
Split Dollar Arrangements
Policy Termination
Assignment of the Policy
Supplemental Benefit (Rider)
Living Benefit Rider (an Accelerated Death Benefit)
Additional Information
Sending Forms and Written Requests in Good Order
Sale of the Policies
Legal Proceedings
Financial Statements
Glossary
Appendix A- Illustrations
Prospectus Back Cover

1 1 3 5 7 7 8 9 9 21 22 22 23 23 24 24 24 24 25 29 31 31 31 35 35 35 36 37 37 37 37 38 38 39 39 39 39 43 43 43 44 45 45 45 46 46 47 47 47 47 47 48 50 50 51 51 52 52 52 52 53 53 53 55 55 56 59 61

Policy Benefits/Risks Summary                                                                                                           WRL Freedom Asset AdvisorSM

This summary describes the Policy’s important benefits and risks.  More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information (“SAI”).  For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

Policy Benefits

The Policy in General

•
The WRL Freedom Asset AdvisorSM is an individual flexible premium variable life insurance policy, which gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred accumulation of cash value.

•
The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you.  You should only purchase the Policy if you have the financial ability to keep it in force for a substantial period of time.  You should consider this Policy in conjunction with other insurance that you own.

•
You will have a “free-look period” once we deliver your Policy.  You may return the Policy with the owner’s original signature and a written request during this period and receive a refund.  We will place your net premium in the reallocation account until the reallocation date as shown on your Policy schedule page.  Please see the section of this prospectus entitled “Canceling a Policy” for a description of the free-look period.

•
You  may apply for an increase in the specified amount at any time before the insured’s 86 th   birthday, and you may decrease the specified amount after your Policy has been in force for three years, but you may not increase and decrease the specified amount in the same Policy year.  If approved, the change will take effect on the next Policy Monthiversary.  Changes are not allowed after the insured reaches age 95.  The amount of your decrease may be limited.  For further details, please see “Death Benefits – Increasing/Decreasing the Specified Amount.”

•	You can invest your net premium in, and transfer your cash value to, subaccounts. Your cash value will fluctuate with the daily performance of the portfolios in which the subaccounts invest.

•
You may place your money in the fixed account where it earns an interest rate declared in advance for a specified period (at least 2% annual interest), or in any of the subaccounts of the WRL Series Life Account G which are described in this prospectus.

•
The Policy’s cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges that we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and cash withdrawals).   R eturns are not guaranteed .   T he Policy is not suitable as a short-term investment or savings vehicle.

•
Your Policy includes a Living Benefit Rider that provides an option to accelerate the Policy’s death benefit if the primary insured becomes terminally ill.  Please see “Supplemental Benefit (Rider) – Living Benefit Rider (an Accelerated Death Benefit)” for information regarding this rider.

Flexibility

The Policy is designed to be flexible to meet your specific life insurance needs.  Within certain limits, you can:

•	Choose the timing, amount and frequency of premium payments.

•	Change the Death Benefit Option.

•	Increase or decrease the amount of life insurance coverage.

•	Change the beneficiary.

•	Transfer cash value among investment options available under the Policy.

•	Take a loan against the Policy (as long as the Policy is in force).

•	Take a cash withdrawal or surrender the Policy.

Death Benefit

If the insured dies while the Policy is in force, we will pay a death benefit to the named beneficiary(ies) subject to applicable law and in accordance with the terms of the Policy.  The amount of the death benefit generally depends on the specified amount of insurance you select, the death benefit option you choose, and your Policy’s cash value. The death benefit proceeds are reduced by any outstanding loan amount, including accrued loan interest, and any charges that are due and unpaid if the insured dies during the grace period.

You may choose one of three Death Benefit Options:

• Under Option A , the death benefit is the greatest of:
> The specified amount; or
> The minimum death benefit under the Guideline Premium Test ; or
> The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

• Under Option B , the death benefit is the greatest of:
> The specified amount plus the Policy's cash value on the date of the insured's death ; or
> The minimum death benefit under the Guideline Premium Test ; or
> The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

• Under Option C , the death benefit is the greatest of:
> The amount payable under Option A; or
> The specified amount multiplied by an age-based “factor,” plus the Policy’s cash value on the date of the insured’s death; or
> The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Cash Value

Cash value is the sum of the value of your investment in the subaccounts plus the value of the fixed account , including the loan reserve account, on any business day.  It is not guaranteed – it depends on the performance of the investment options that you have chosen, the timing and the amount of premium payments you have made, Policy charges deducted, and how much you have withdrawn from the Policy.

You can access your cash value in several ways:

•
Withdrawals – You can withdraw part of your Policy’s surrender value after the first Policy year.  Withdrawals are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals.”

•
Loans – After the first Policy year, you can take a loan from the Policy using your Policy’s net surrender value as security.  Loans and loan interest rates are described in more detail in the section of this prospectus entitled “Loans.”

•
Surrender - You can surrender or cash in your Policy for its net surrender value while the insured is alive.  Surrenders are described in more detail in the section of this prospectus entitled “Surrenders and Cash Withdrawals – Surrenders.”

Investment Options

You can choose to allocate your net premiums and cash value among the subaccounts, each of which invests in a corresponding portfolio of the various underlying funds.  Your Policy also offers a fixed account option, which provides a guaranteed minimum rate of interest.

You can transfer your cash value among the fixed account and the subaccounts during the life of your Policy.  You can accumulate cash value among the fixed account and the subaccounts without paying any current income tax.  We may limit the number of transfers out of the fixed account and, in some cases, may limit your transfer activity to deter disruptive trading and market timing. For more details, please refer to the section entitled "Transfers" in this prospectus.

Tax Information

We intend the Policy to qualify as a life insurance contract under the Internal Revenue Code so that the death benefit generally should not be taxable income to the beneficiary.  If your Policy is not a Modified Endowment Contract (“MEC”) you will generally not be taxed on the gain in the Policy unless you take a cash withdrawal in excess of your basis in the Policy or a loan that is not repaid prior to surrender of your Policy.  If your Policy is a MEC, cash withdrawals, loans, assignments, and pledges are treated first as taxable income to you to the extent of gain then in the policy and then as non-taxable recovery of basis.  In addition, such gains may be subject to a 10% penalty tax if received before age 59½.  Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more details.

Risks of Your Policy

Long-Term Financial Planning

This Policy is designed to help meet long-term financial objectives by paying a death benefit to family members and other named beneficiaries.  It is not suitable as a short-term savings vehicle.  It may not be the right kind of policy if you plan to withdraw money or surrender your Policy for short-term needs.

Please discuss your insurance needs and financial objectives with your registered representative.

Risk of an Increase in Current Fees and Expenses

Certain fees and expenses are currently assessed at less than their guaranteed maximum levels.  In the future, these charges may be increased up to the guaranteed (maximum) levels.  If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep your Policy in force.

Investment Risks

If you invest your Policy’s cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that your cash value will decrease.  Also, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value.  During times of poor investment performance, this deduction will have an even greater impact on your cash value.  You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums.  If you allocate premiums to the fixed account, then we credit your fixed account value with interest at a rate declared by us.   You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than the guaranteed minimum annual effective rate of 2%.

Risks of Managing General Account Assets

The g eneral account assets of Western Reserve Life Assurance Co. of Ohio (“WRL”; “Western Reserve”; the “Company”) are used to support the payment of the death benefit under the Policies.  To the extent that Western Reserve is required to pay you amounts in addition to the Policy’s cash value under the death benefit, such amounts will come from general account assets.  You should be aware that the general account assets are exposed to the risks normally associated with a portfolio of fixed-income securities, including interest rate, option, liquidity and credit risk and to Western Reserve’s general creditors.   Western Reserve’s financial statements contained in the Statement of Additional Information include a further discussion of risks inherent with the general account investments.

Lapse

This Policy does not contain a no lapse guarantee.  Your Policy stays “in force” as long as the net surrender value is sufficient to cover your monthly deduction of Policy charges.  Insufficient premium payments, poor investment performance, withdrawals, and unpaid loans or loan interest may cause your Policy to lapse – which means you will no longer have insurance coverage.  A Policy lapse may have adverse tax consequences, There are costs associated with reinstating a lapsed Policy.  For a detailed discussion of your Policy’s Lapse and Reinstatement provisions, please refer to the section of this prospectus entitled “Policy Lapse and Reinstatement.”

Withdrawals and Loans

Making a withdrawal or taking a loan may:

•	Reduce your Policy’s specified amount.

•	Reduce the death benefit proceeds paid to your beneficiary.

•	Make your Policy more susceptible to lapsing.

•	Trigger federal income taxes and possibly a penalty tax.

Cash withdrawals will reduce your cash value.  Withdrawals, especially those taken during periods of poor investment performance, could considerably reduce or eliminate some benefits or guarantees of the Policy.  Be sure to plan carefully before using these Policy benefits.  For a detailed description of withdrawals and loans, and any associated risks, please see the section of this prospectus entitled “Surrenders and Cash Withdrawals – Cash Withdrawals” and “Loans.”

Tax Consequences of Withdrawals, Surrenders or Loans

If your Policy is a MEC, cash withdrawals, surrenders, assignments, pledges, and loans that you receive or make during the life of the Policy may be taxable and subject to a federal tax penalty equal to 10% of the taxable amount if taken prior to age 59½.  Tax issues to consider when you own a life insurance policy are described in more detail in the section of this prospectus entitled “Federal Income Tax Considerations.”

Note: Certain transactions may subject you to income tax even if your Policy is not a MEC.  You should consult with your own qualified tax advisor to apply the law to your particular circumstances.

Portfolio Risks

A comprehensive discussion of the risks of each portfolio may be found in each portfolio’s prospectus.  Please refer to the prospectuses for the portfolios for more information.

There is no assurance that any portfolio will meet its investment objective.

Fee Tables

The following tables describe the fees and expenses that you will pay when buying and owning the Policy.  If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a representative insured with the characteristics set forth below.  These charges may not be representative of the charges you will pay.

The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums or making cash withdrawals* from the Policy.

Transaction Fees
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Premium Expense Charge	Upon payment of each premium	2% of premium payments (6% for Policies issued to residents of Puerto Rico)	0% of premium payments (4% for Policies issued to residents of Puerto Rico)
Living Benefit Rider (an Accelerated Death Benefit)2	When rider is exercised	Discount Factor	Discount Factor

*When we incur the expenses of expedited delivery of your cash withdrawal or complete surrender payment, we currently assess the following additional charges: $ 30 for overnight delivery ($35 for Saturday delivery), and $50 for wire service.  You can obtain further information about these charges by contacting our administrative office.
1The Company reserves the right at any time to change the current charge but never to a level that exceeds the guaranteed charge.
2 If the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for lost income resulting from the early payment of the death benefit.  The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater. For further information about the Living Benefit Rider, including a numerical example showing the calculation of a discounted single sum benefit and the impact of acceleration of a portion of the death benefit available under a Policy on any remaining death benefit and cash value, please see the “Supplemental Benefit (Rider)” section of this prospectus.

The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.

Periodic Charges Other Than Portfolio Operating Expenses
Charge	When Charge is Deducted	Amount Deducted
		Guaranteed Charge	Current Charge1
Cost of Insurance 3 (without Extra Ratings)4	Monthly, on the Policy date and on each Monthiversary until the insured reaches age 111
Maximum Charge5		$49.94 per $1,000 of net amount at risk per month6	$49.94 per $1,000 of net amount at risk per month6
Minimum Charge		$0.04 per $1,000 of net amount at risk per month6,7	$0.01 per $1,000 of net amount at risk per month6,8
Initial Charge for male insured, issue age 45 , in the preferred elite non-tobacco use class		$0.2 0 per $1,000 of net amount at risk per month6	$0.0 4 per $1,000 of net amount at risk per month6
Mortality and Expense Risk Charge	Daily	For all Policy years, annual rate of 1.00% of average daily net assets of each subaccount in which you are invested	For all Policy years, Annual rate of 0.50%of average daily net assets of each subaccount in which you are invested
Loan Interest Spread9	On Policy anniversary or earlier, as applicable10	1.0% (effective annual rate)	0.75% (effective annual rate)

3 Cost of insurance charges are based on a number of factors including, but not limited to: the insured’s issue age, gender, underwriting class, specified amount, Policy duration, and the net amount at risk.  Cost of insurance rates generally will increase each year with the age of the insured.  The cost of insurance rates shown in the table may not be representative of the charges you will pay.  Your Policy’s schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy.  You can obtain more detailed information concerning your cost of insurance charges by contacting your registered representative.
4 We may place an insured in a sub-standard underwriting class with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates.  If the insured possesses additional mortality risks, then we may add a surcharge to the cost of insurance rates up to a total charge of $83.33 monthly per $1,000 of net amount at risk.
5 This maximum charge is based on an insured with the following characteristics: male, age 25 at issue, standard tobacco class and in the 86th Policy year.  This maximum charge may also apply to insureds with other characteristics.
6 The net amount at risk equals the death benefit on a Monthiversary, minus the cash value on such Monthiversary.
7 This minimum charge is based on an insured with the following characteristics: female, age 25 at issue, non-tobacco class, in the first Policy year.  This minimum charge may also apply to insureds with other characteristics.
8 This minimum charge is based on an insured with the following characteristics: female, age 26 at issue, preferred elite non-tobacco class and in the first Policy year.  The minimum charge may also apply to insureds with other characteristics.
9 The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed). After the 10th Policy year, we apply preferred loan rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount.  After attained age 111, all loans, new and existing, will be considered preferred loans.  The maximum loan interest spread on preferred loans is 0.25%, and the current spread is 0.0%.
10While a Policy loan is outstanding, loan interest is payable in arrears on each Policy anniversary, or, if earlier, on the date of loan repayment, Policy lapse, surrender, Policy termination, or the insured’s death.

For information concerning compensation paid for the sale of the Policy, see “Sale of the Policies.”

Range of Expenses for the Portfolios1, 2

The next table shows the lowest and highest total operating expenses charged by the portfolios during the fiscal year ended December 31, 201 2 .  Expenses of the portfolios may be higher or lower in the future.  More detail concerning each portfolio’s fees and expenses is contained in the prospectus for each portfolio.

	Lowest	Highest
Total Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses)	0.35%	2.36%
Net Annual Portfolio Operating Expenses (total of all expenses that are deducted from portfolio assets, including management fees, 12b-1 fees, and other expenses, after any contractual waiver of fees and expenses)3
	0.35%	1.68%

1 The portfolio expenses used to prepare this table were provided to Western Reserve by the funds.   The expenses shown are those incurred for the year ended December 31, 201 2 .  Current or future expenses may be greater or less than those shown.
2 The table showing the range of expenses for the portfolios takes into account the expenses of several Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund that are each a “fund of funds.” A “fund of funds” portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Fund portfolios and affiliated Fund portfolios (each such portfolio an “Acquired Fund”). Each “fund of funds” has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the information received from those Funds on the combined actual expenses for each “fund of funds” and for the portfolios in which it invests. The combined expense information includes the Acquired Fund (i.e., the underlying fund’s) fees and expenses for the Transamerica Series Trust asset allocation portfolios and the Franklin Templeton VIP Founding Funds Allocation Fund. See the prospectuses for the Transamerica Series Trust and the Franklin Templeton VIP Founding Funds Allocation Fund for a presentation of all applicable Acquired Fund fees and expenses.
3 The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 32 portfolios that require a portfolio’s investment adviser to reimburse or waive portfolio expenses until April 30, 201 4 .

Western Reserve, the Separate Account, the Fixed Account and the Portfolios

Western Reserve

Western Reserve Life Assurance Co. of Ohio, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, is the insurance company issuing the Policy.  We are obligated to pay all benefits under the Policy as long as the Policy is active and in force.

Financial Condition of the Company

The benefits under your Policy are paid by Western Reserve from its general account assets and/or your cash value held in the Company’s separate account.  It is important that you understand that payment of the benefits is not assured and depends upon certain factors discussed below.

Assets in the Separate Account.  You assume all of the investment risk for your cash value that is allocated to the subaccounts of the separate account.  Your cash value in those subaccounts constitutes a portion of the assets of the separate account.  These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. See "The Separate Account."

Assets in the General Account.  You also may be permitted to make allocations to the fixed account, which is supported by the assets in our general account.  See "The Fixed Account."  Any guarantees under the Policy that exceed your cash value, such as those associated with the Policy’s death benefit are paid from our general account (and not the separate account).  Therefore, any amounts that we may be obligated to pay under the Policy in excess of the subaccount value are subject to our financial strength and claims-paying ability and our long-term ability to make such payments. The assets of the separate account, however, are also available to cover the liabilities of our general account, but only to the extent that the separate account assets exceed the separate account liabilities arising under the Policies supported by it.

We issue other types of insurance policies and financial products as well, and we also pay our obligations under these products from our assets in the general account.

Our Financial Condition.  As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet all the contractual obligations of our general account to our policyowners.  We monitor our reserves so that we hold sufficient amounts to cover actual or expected policy and claims payments. In addition, we hedge our investments in our general account, and may require purchasers of certain of the variable insurance products that we offer to allocate premium payments and cash value in accordance with specified investment requirements. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations.  These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments. We may also experience liquidity risk if our general account assets cannot be readily converted into cash to meet obligations to our policyowners or to provide the collateral necessary to finance our business operations.

How to Obtain More Information.  We encourage both existing and prospective policyowners to read and understand our financial statements.  We prepare our financial statements on a statutory basis.  Our financial statements, which are presented in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance - as well as the financial statements of the separate account—are located in the Statement of Additional Information (SAI).  The SAI is available at no charge by writing to our mailing address - Western Reserve Life Assurance Co. of Ohio, 4333 Edgewood Rd. NE, Cedar Rapids, IA 52499 - or by calling us at (800) 851-9777, or by visiting our website www.westernreserve.com.  In addition, the SAI is available on the SEC’s website at http://www.sec.gov.  Our financial strength ratings, which reflect the opinions of leading independent rating agencies of WRL's ability to meet its obligations to its policy owners, are available on our website and the websites of these n ationally r ecognized s tatistical r atings o rganizations — A.M. Best Company (www.ambest.com), Moody's Investors  Service (www.moodys.com) Standard & Poor's Rating Services (www.standardandpoors.com) and Fitch , Inc. (www.fitchratings.com).

The Separate Account

The separate account is an investment account of Western Reserve, established under Ohio law.  We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue.  The separate account is registered with the Securities and Exchange Commission (“SEC”) as a unit investment trust under the Investment Company Act of 1940, as amended (the “1940 Act”).

The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

Changes to the Separate Account.  As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account,   which may include :

•	Remove, combine, or add subaccounts and make the combined or new subaccounts available for allocation of net premiums.
•	Combine the separate account or any subaccounts with one or more different separate accounts or subaccounts.
•	Close certain subaccounts to allocations of new net premiums by current or new policyowners at any time in our discretion.
•	Transfer assets of the separate account or any subaccount which we determine to be associated with the class of policies to which the Policy belongs, to another separate account or subaccount.
•	Operate the separate account as a management company under the 1940 Act, or as any other form of investment company permitted by law.
•	Establish additional separate accounts or subaccounts to invest in new portfolios .
•	Manage the separate account at the direction of a committee.
•	Endorse the Policy, as permitted by law, to reflect changes to the separate account and subaccounts as may be required by applicable law.
•	Change the investment objective of a subaccount.
•
Substitute, add, or delete fund portfolios in which subaccounts currently invest net premiums, to include portfolios of newly designated funds (Fund portfolios will not be added, deleted or substituted without prior approval of the SEC to the extent required by the 1940 Act or other applicable laws.)

•	Fund additional classes of variable life insurance policies through the separate account.
•	Restrict or eliminate any voting privileges of owners or other persons who have voting privileges in connection with the operation of the separate account.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the laws.  We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

In addition, the portfolios that sell their shares to the subaccounts may discontinue offering their shares to the subaccounts.
The Fixed Account

The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by the separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Please see the section above entitled “Risks of Managing General Account Assets.” Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 2.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion. We have no formula for determining fixed account interest rates in excess of the guaranteed rate nor any duration for such rates.

Money you place in the fixed account will begin earning interest credited daily and compounded annually at the current interest rate in effect at the time it is allocated . Unless otherwise required by state law, we may restrict your allocations and transfers to the fixed account if the fixed account value, excluding the loan reserve, following the allocation or transfer would exceed $250,000. (This restriction does not apply to any transfers to the fixed account necessary in the exercise of conversion rights.)We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a current interest rate higher than the guaranteed rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 2.0% during any guarantee period at our sole discretion. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimal annual effective rate of 2%.

We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts or monthly deduction charges on a first in, first out basis ("FIFO") for the purpose of crediting interest.

The fixed account has not been registered with the Securities and Exchange Commission and the staff of the Securities and Exchange Commission has not reviewed the disclosure in this prospectus relating to the fixed account. Disclosures regarding the fixed account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in this prospectus.

The Portfolios

The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end investment management company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios.  Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any required approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

Each portfolio’s investment objective(s) and policies are summarized below. There is no assurance that a portfolio will achieve its stated objective(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

You can find more detailed information about the portfolios, including a description of risks, in the fund prospectuses. You may obtain a free copy of the fund prospectuses, by contacting us at our administrative office at 1-800-851-9777 or visiting our website at www.westernreserve.com. You should read the fund prospectuses carefully . Note: If you received a summary prospectus for a portfolio listed below, please follow the directions on the first page of the summary prospectus to obtain a copy of the full fund prospectus.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
TRANSAMERICA SERIES TRUST:
Transamerica AEGON Active Asset Allocation – Conservative VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks current income and preservation of capital.
Transamerica AEGON Active Asset Allocation – Moderate Growth VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica AEGON Active Asset Allocation – Moderate VP1	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation and current income.
Transamerica AEGON High Yield Bond VP2	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks a high level of current income by investing in high yield debt securities.
Transamerica AEGON Money Market VP3	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks maximum current income from money market securities consistent with liquidity and preservation of principal.
Transamerica AEGON U.S. Government Securities VP	Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to provide as high a level of total return as is consistent with prudent investment strategies.
Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica Asset Management, Inc. AllianceBernstein, LLP	Seeks capital appreciation and current income.
Transamerica Asset Allocation – Conservative VP4	Transamerica Asset Management, Inc.	Seeks current income and preservation of capital.
1Each of these asset allocation portfolios is a fund-of-funds and invests in a combination of underlying Exchange Traded Funds (“ETFs”).  Please see each portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
2Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.
3There can be no assurance that the Transamerica AEGON Money Market VP portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the Transamerica AEGON Money Market VP subaccount may become extremely low and possibly negative.
4Each of these asset allocation portfolios is a fund of funds and invests in a combination of underlying Transamerica Series Trust and Transamerica Funds portfolios. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica Asset Allocation – Growth VP4	Transamerica Asset Management, Inc.	Seeks long-term capital appreciation.
Transamerica Asset Allocation – Moderate Growth VP4	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica Asset Allocation – Moderate VP4	Transamerica Asset Management, Inc.	Seeks capital appreciation and current income.
Trnasmaerica Barrow Hanley Dividend Focused VP 5	Transamerica Asset Management, Inc. Barrow, Hanley, Mewhinney & Strauss, LLC	Seeks total return gained from the combination of dividend yield, growth of dividends and capital gains.
Transamerica BlackRock Global Allocation VP 6	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks high total investment return.

Transamerica BlackRock Tactical Allocation VP 7	Transamerica Asset Management, Inc. BlackRock Investment Management, LLC	Seeks capital appreciation with current income as a secondary objective.
Transamerica BNP Paribus Large Cap Growth VP 8	Transamerica Asset Management, Inc. BNP Paribus Asset Management	Seeks long-term capital appreciation.
Transamerica Clarion Global Real Estate Securities VP	Transamerica Asset Management, Inc. CBRE Clarion Real Estate Securities, L.P.	Seeks long-term total return from investments primarily in equity securities of real estate companies. Total return consists of realized and unrealized capital gains and losses plus income.
Transamerica Hanlon Income VP 9	Transamerica Asset Management, Inc. Hanlon Investment Management, Inc.	Seeks conservative stability.
Transamerica International Moderate Growth VP 4	Transamerica Asset Management, Inc.	Seeks capital appreciation with current income as a secondary objective.
Transamerica JPMorgan Core Bond VP	Transamerica Asset Management, Inc. JPMorgan Investment Advisors Inc.	Seeks total return, consisting of income and capital appreciation.
5   Formerly, Transamerica BlackRock Large Cap Value VP
6 This portfolio is a “feeder fund” which is one of several funds that invests in an umbrella fund called the master fund, which oversees all portfolio investments and trading activity. The master fund for this portfolio is BlackRock Global Allocation V.I. Fund of the BlackRock Variable Series Fund, Inc.   Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
7 This portfolio is a fund of funds and invests in a combination of underlying Transamerica Series Trust portfolios and certain funds of Transamerica Funds.   Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
8 Formerly, Transamerica Multi-Managed Large Cap Core VP
9 This portfolio utilizes both a tactical asset allocation strategy and a strategic asset allocation strategy to seek to achieve its objective by investing in underlying funds that consist of ETFs and money market mutual funds.   Please see the portfolio’s prospectus for a complete description of the portfolio’s investment strategies and the risks of investing in the portfolio.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
Transamerica JPMorgan Enhanced Index VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.
Seeks to earn a total return modestly in excess of the total return performance of the Standard & Poor’s 500 Composite Stock Index (“S&P 500”) (including the reinvestment of dividends) while maintaining a volatility of return similar to the S&P 500.

Transamerica JPMorgan Tactical Allocation VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc.	Seeks current income and preservation of capital.
Transamerica Janus Balanced VP	Transamerica Asset Management, Inc. Janus Capital Management LLC	Seeks long-term capital growth, consistent with preservation of capital and balanced by current income.
Transamerica Jennison Growth VP	Transamerica Asset Management, Inc. Jennison Associates, LLC.	Seeks long-term growth of capital.
Transamerica MFS International Equity VP	Transamerica Asset Management, Inc. MFS ® Investment Management	Seeks capital growth.
Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks to maximize long-term growth.
Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Asset Management, Inc. Morgan Stanley Investment Management Inc.	Seeks capital appreciation.
Transamerica Multi-Managed Balanced VP	Transamerica Asset Management, Inc. J. P. Morgan Investment Management Inc. BlackRock Financial Management, Inc.	Seeks to provide a high total investment return through investments in a broadly diversified portfolio of stocks, bonds and money market instruments.
Transamerica PIMCO Tactical-Balanced VP 10	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Tactical-Conservati ve VP 11	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
Transamerica PIMCO Tactical-Growth VP 12	Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks a combination of capital appreciation and income.
10 Formerly, Transamerica Hanlon Balanced VP.
11 Formerly, Transamerica Hanlon Growth and Income VP
12 Formerly, Transamerica Hanlon Growth VP

Investment Adviser/Sub-Adviser	Investment Objective

Transamerica Asset Management, Inc. Pacific Investment Management Company LLC	Seeks maximum total return consistent with preservation of capital and prudent investment management.
Transamerica Asset Management, Inc. Systematic Financial Management L.P.	Seeks to maximize total return.
Transamerica Asset Management, Inc. T. Rowe Price Associates, Inc.	Seeks long-term growth of capital by investing primarily in common stocks of small growth companies.

Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks to balance capital appreciation and income.
Transamerica Asset Management, Inc. AEGON USA Investment Management, LLC	Seeks capital appreciation as a primary objective and income as a secondary objective.
Transamerica Asset Management, Inc. Wellington Management Company, LLP	Seeks to maximize long-term growth.

Fidelity Management & Research Company	Seeks investment results that correspond to the total return of common stocks publicly traded in the United States, as represented by the Standard & Poor’s 500 SM Index.
ALLIANCEBERNSTEIN VARIABLE PRODUCTS SERIES FUND, INC.:
AllianceBernstein Balanced Wealth Strategy Portfolio	AllianceBernstein L.P.	Seeks to maximize total return.
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST:
Franklin Templeton VIP Founding Funds Allocation Fund 16	See Footnote 17	Seeks capital appreciation with a secondary goal of income.
13 Effective May 1, 2013, Transamerica Third Avenue Value VP merged with this portfolio
14 Formerly, Transamerica Index 50 VP
15 Formerly, Transamerica Index 75 VP.  Effective May 1, 2013, Transamerica Efficient Markets VP merged with this portfolio.
16 This portfolio is a fund of funds and invests in a combination of Class 1 shares of the Franklin Income Securities Fund, Mutual Shares Securities Fund and Templeton Growth Securities Fund. Please see the portfolio’s prospectus for a description of the investment strategy and the risks associated with investing in the portfolio.
17 Franklin Templeton Services, LLC is the portfolio’s administrator; the portfolio does not have an investment manager nor does it pay any investment management fees.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
PROFUNDS:
ProFund VP Asia 301 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Basic Materials1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Bull1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index SM. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Consumer Services 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Emerging Markets 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Europe 30 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   ProFunds Europe 30 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

18 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment objectives and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Falling U.S. Dollar1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the U.S. Dollar Index (USDX) ®. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Financials1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP International1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Japan 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Mid-Cap 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400 Index ® . The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Money Market 18 , 19	ProFund Advisors LLC	Seeks a high level of current income consistent with liquidity and preservation of capital. The fund does not seek to achieve its stated objective over a period of time greater than one day.
1 8 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
19 There can be no assurance that the ProFund VP Money Market portfolio will be able to maintain a stable net asset value per share.  During extended periods of low interest rates, and partly as a result of insurance charges, the yield on the ProFund VP Money Market subaccount may become extremely low and possibly negative.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP NASDAQ-100 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Oil & Gas1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Pharmaceuticals1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Precious Metals 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones Precious Metals Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Emerging Markets 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   Bank of New York Emerging Markets 50 ADR Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short International 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

1 8 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP Short NASDAQ-100 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the inverse (-1x) of the daily performance of the   NASDAQ-100 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Short Small-Cap1 8	ProFund Advisors LLC	Seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.
ProFund VP Small-Cap1 8	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Small-Cap Value 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   S&P SmallCap 600 ® /Citigroup Value Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Telecommunications 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Telecommunications Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraNASDAQ-100 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 ® Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP UltraSmall-Cap 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the   Russell 2000 Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

1 8 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.

Portfolio	Investment Adviser/Sub-Adviser	Investment Objective
ProFund VP U.S. Government Plus 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ProFund VP Utilities 18	ProFund Advisors LLC
Seeks daily investment results, before fees and expenses, that correspond to the daily performance of the   Dow Jones U.S. Utilities Index. The fund does not seek to achieve its stated objective over a period of time greater than one day.

ACCESS TRUST:
Access VP High Yield Fund 18 , 20	ProFund Advisors LLC	Seeks to provide investment results that correspond generally to the total return of the high yield market consistent with maintaining reasonable liquidity.

1 8 The ProFunds VP and Access Trust portfolios permit frequent transfers.  Frequent transfers may increase portfolio turnover.  A high level of portfolio turnover may negatively impact performance by increasing transaction costs.  In addition, large movements of assets into and out of a ProFunds or Access Trust VP portfolio may negatively impact a fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses.  See “Disruptive Trading and Market Timing.”  Some ProFunds or Access Trust VP portfolios may use investment techniques not associated with most mutual fund portfolios.  Investors in the ProFunds and Access Trust VP portfolios will bear additional investment risks.  See the ProFunds VP or Access Trust prospectus for a description of the investment strategies and risks associated with investing in the ProFunds or Access Trust VP portfolios.
20 Under normal market conditions, this portfolio invests at least 80% of its net assets in credit default swaps and other financial instruments that in combination have economic characteristics similar to the high yield debt (“junk bonds”) market and/or in high yield debt securities.

Transamerica Asset Management, Inc. ("T AM "), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, serves as investment adviser to the Transamerica Series Trust and manages the Series Trust in accordance with policies and guidelines established by the Series Trust's Board of Trustees. TAM is directly owned by Western Reserve (77%) and AUSA Holding Company (23%). For certain portfolios, T AM has engaged investment sub-advisers to provide portfolio management services. T AM and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Trust prospectuses for more information regarding T AM and the investment sub-advisers.

Fidelity Management & Research Company (“FMR”), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the Fidelity VIP Funds and manages the Fidelity VIP Funds in accordance with policies and guidelines established by the Fidelity VIP Funds’ Board of Trustees.  For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management services with regard to foreign investments.  FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended.  See the Fidelity VIP Funds prospectus for more information regarding FMR and the investment sub-adviser.

           ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser and provides management services to all of the ProFunds and Access Trust portfolios. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFunds and Access Trust portfolio in accordance with policies and guidelines established by the ProFunds’ or Access Trust’s Boards.   ProFund Advisors is a registered investment adviser under the Investment Advisers Act of 1940, as amended.  See the respective ProFunds and/or Access Trust prospectuses for more information regarding ProFund Advisors.

AllianceBernstein L.P., (“AllianceBernstein”) located at 1345 Avenue of the Americas, New York, New York 10105 serves as investment adviser to the Alliance Bernstein Variable Products Series Fund, Inc. and manages the AllianceBernstein Balanced Wealth Strategy Portfolio in accordance with the policies and guidelines established by the AllianceBernstein Board of Directors.  Please see the prospectus for the portfolio for more information regarding AllianceBernstein L.P.

Franklin Advisers, L.P. (“Franklin”), located at One Franklin Parkway, San Mateo, California 94403 serves as investment adviser to the Franklin Templeton Variable Insurance Products Trust and manages the Franklin Templeton VIP Founding Funds Allocation Fund.  Franklin Templeton Services, LLC (“FT Services”) serves as administrator for the Franklin Templeton VIP Founding Funds Allocation Fund and provides certain administrative services and facilities for the adviser, and oversees rebalancing of the portfolio’s assets.  FT Services is paid a fee for its services from the portfolio.  Franklin oversees the investment and reinvestment of the portfolio’s assets in accordance with policies and guidelines established by the Trust’s Board of Trustees.  Please see the portfolio’s prospectus for more information regarding Franklin and FT Services.

Selection of Underlying Portfolios

The underlying portfolios offered through this product are selected by Western Reserve, and Western Reserve may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of an underlying portfolio with our hedging strategy, the strength of the adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm.  Another factor that we may consider is whether the underlying portfolio or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the portfolio can provide marketing and distribution support for sales of the Policies. (For additional information on these arrangements, please refer to the section of this prospectus entitled “Revenue We Receive.”)  We review the portfolios periodically and may remove a portfolio, or limit its availability to new premiums and/or transfers of cash value if we determine that a portfolio no longer satisfies one or more of the selection criteria, and/or if the portfolio has not attracted significant allocations from policyowners.  We have included the Transamerica Series Trust portfolios at least in part because they are managed by TAM , our directly owned subsidiary.

You are responsible for choosing the portfolios, and the amounts allocated to each, that are appropriate for your own individual circumstances and your investment goals, financial situation, and risk tolerance.  Because investment risk is borne by you, decisions regarding investment allocations should be carefully considered.

In making your investment selections, we encourage you to thoroughly investigate all of the information that is available to you regarding the portfolios, including each fund's prospectus, statement of additional information and annual and semi-annual reports.  Other sources such as newspapers and financial and other magazines provide more current information, including information about any regulatory actions or investigations relating to a fund or portfolio.  After you select portfolios for your initial premium, you should monitor and periodically re-evaluate your allocations to determine if they are still appropriate.

You bear the risk of any decline in your cash value resulting from the performance of the portfolios you have chosen.

We do not recommend or endorse any particular portfolio and we do not provide investment advice.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

Your Right to Vote Portfolio Shares

Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, as long as such action is required by law.

Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your voting instructions to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Therefore, because of proportional voting, a small number of policyowners may control the outcome of a vote.  Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

Charges and Deductions

This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume.  The fees and charges deducted under the Policy may result in a profit to us.

Services and benefits we provide under the Policy:	•	The death benefit, cash and loan benefits.
	•	Investment options, including premium allocations.
	•	Administration of elective options.
	•	The distribution of reports to owners.
Costs and expenses we incur:	•	Costs associated with processing and underwriting applications.
	•	Expenses of issuing and administering the Policy (including any Policy riders).
	•	Overhead and other expenses for providing services and benefits and sales and marketing expenses, including compensation paid in connection with the sale of the Policies.
	•	Other costs of doing business, such as collecting premiums, maintaining records, processing claims, effecting transactions, and paying federal, state and local premium and other taxes and fees.
Risks we assume:	•	That the charges we may deduct may be insufficient to meet our actual claims because insureds die sooner than we estimate.
	•	That the costs of providing the services and benefits under the Policies may exceed the charges we are allowed to deduct.

Some or all of the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

Premium Expense Charge

Before we allocate the net premium payments you make, we will deduct the following premium expense charge.

The premium expense charge is equal to:	•	Currently 0% of each premium payments (4% for Policies issued to residents of Puerto Rico).
	•	We reserve the right to increase the premium expense charge to 2.00% in the future (6.0% for Policies issued to residents of Puerto Rico).

NOTE: Some or all of the premium expense charges we deduct are used to pay the aggregate Policy costs and expenses we incur, including distribution costs and/or state premium taxes.  Although state premium tax rates imposed on us vary from state to state, the premium expense charge we deduct will not vary with the state of residence of the policyowner, except for Puerto Rico, as noted above.
Monthly Deductions

We take monthly deductions from the cash value on the Policy date and on each Monthiversary before the insured’s attained age 111. We deduct these charges on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because the monthly cost of insurance can vary monthly, the monthly deductions will also vary.

Each monthly deduction consists of :	•	The monthly cost of insurance charge for the Policy; plus
	•	Any surcharge associated with flat or table substandard ratings.

Cost of Insurance Charge:
We deduct this charge each month. It varies each month and is determined as follows:

1.
Reduce the death benefit on the Monthiversary by the cash value on the Monthiversary after it has been allocated among the layers of specified amount in force in the following order: first, initial specified amount, then, each increase in specified amount starting with the oldest increase, then the next oldest, successively, until all cash value has been allocated (the resulting amounts are the net amount at risk for each layer of specified amount).

		2.	Multiply each layer of net amount at risk provided under 1. (above) by the appropriate monthly cost of insurance rate for that layer; and add the results together.

Optional Insurance Riders:
	•	The monthly deductions will include charges for any optional insurance benefits you add to your Policy by rider. There are currently no optional insurance riders available under the Policy.

To determine the monthly cost of insurance rates, we refer to a schedule of current cost of insurance rates and consider a number of factors including, but not limited to:  the insured's issue age on the Policy date, issue age at the time of any requested increase in specified amount, gender, underwriting class, and the length of time from the Policy date or from the date of any requested increase in specified amount.  The factors that affect the net amount at risk for each layer of specified amount include the investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you choose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). Monthly cost of insurance rates may change from time to time and different monthly cost of insurance rates may apply to increases in the specified amount following the Policy date and any additional death benefit. The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time.  The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables (“2001 C.S.O. Tables”) and the insured's attained age, gender, and rate class.

If you increase the specified amount, different monthly cost of insurance rates may apply to that layer of specified amount, based on factors such as the insured’s issue age and underwriting class at the time of the increase, gender, and the length of time since the increase.

Decreases in specified amount will be applied on a last-in, first-out basis to the specified amount in force, and will first reduce the specified amount provided by the most recent increase in specified amount in force, then reduce the next most recent increases, successively, and then reduce the initial specified amount.

The underwriting class of the insured will affect the cost of insurance rates. In determining underwriting classifications, we apply certain criteria that are based on an assessment of the insured’s life expectancy. We currently place insureds into preferred and standard classes.  We also place insureds into substandard classes with extra ratings, which reflect higher mortality risks and will result in higher costs of insurance rates.  Examples of reasons an insured may be placed into an extra risk factor underwriting class include, but are not limited to, medical history, avocation, occupation, driving record, or planned future travel (where permitted by state law).

We may issue certain Policies on a simplified issue, guaranteed issue or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified, guaranteed or expedited basis may cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

Recovery of Monthly Deductions

If the net surrender value on any Monthiversary is not sufficient to cover the monthly deductions due on such day, the cash value of the Policy may be negative.  This may occur during the grace period.  (See "Policy Lapse and Reinstatement" for more information regarding the grace period.)  We will accrue any such negative values without any accumulation of interest and require repayment by the owner out of future premiums.  If the insured dies before the owner pays the amount due, we will subtract from any death benefit proceeds the amount required to provide insurance to the date the insured died.

Mortality and Expense Risk Charge

We deduct a daily charge from each subaccount that, together with other fees and charges, compensates us for services rendered, the expenses expected to be incurred and the risks assumed. This charge is equal to:

•	The value in each subaccount ; multiplied by
•	The daily pro rata portion of the annual mortality and expense risk charge rate. .

The current annual rate for the mortality and expense risk charge is equal to 0.50% of the average daily net assets of each subaccount.  We guarantee this charge to be no more than 1.00% annually for all Policy years.

If this charge, combined with other Policy fees and charges, does not cover our total actual costs for services rendered and expenses incurred, we absorb the loss. Conversely, if these fees and charges more than cover actual costs, the excess is added to our surplus. We expect to profit from these charges.

Loan Interest Rate Charge d

We currently charge you an effective annual interest rate on a Policy loan of 2.75% (3.0% maximum guaranteed) on each Policy anniversary.  We will also credit the amount in the loan reserve account with an effective annual interest rate of 2.0%.  After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed).  After the 10th Policy year, we will apply preferred loan rates charged on an amount equal to the cash value; minus total premiums paid (less any cash withdrawals); and minus any outstanding loan amount including accrued interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  After the insured’s attained age of 111, all loans, new and existing, are considered preferred loans.

Taxes

We currently do not make any deductions for taxes from the separate account. We may do so in the future to the extent that such taxes are imposed by federal or state agencies.

Rider Charge

Living Benefit Rider (an Accelerated Death Benefit). If the rider is exercised, we reduce the single sum benefit by a discount factor to compensate us for income lost due to the early payment of the death benefit.  The discount factor is based on the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater.  For a complete description of the Living Benefit Rider, please refer to the section of this prospectus entitled the “Supplemental Benefit (Rider).”

Portfolio Expenses

The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares.  Some portfolios also deduct 12b-1 fees from portfolio assets. Please see the fund prospectuses for more detailed information about the portfolios.

Revenue We Receive

We (and our affiliates) may directly or indirectly receive payments from the portfolios, their advisers, sub-advisers, distributors or affiliates, in connection with certain administrative, marketing and other services we (and our affiliates) provide and expenses we incur.  We (and/or our affiliates) generally receive three types of payments:

•
Rule 12b-1 Fees.   We and/or our affiliate, Transamerica Capital, Inc. (“TCI”),   who is the principal underwriter for the Policies , receive   12b-1 fees from the funds available as investment choices under our variable insurance products.  Any 12b-1 fees received by TCI that are attributable to our variable insurance products are then credited to us.  These fees range from 0.00% to 0.35% of the average daily assets of the certain underlying fund portfolios attributable to the Policies and to certain other variable insurance products that we and our affiliates issue.

•
Administrative, Marketing and Support Service Fees (“Service Fees”).  The investment adviser, sub-adviser, administrators, and/or distributors (or affiliates thereof) of the portfolios may make payments to us and/or our affiliates, including TCI.  These payments may be derived, in whole or in part, from the profits the investment adviser or sub-adviser realizes on the advisory fee deducted from portfolio assets. Policyowners, indirectly through their investment in the portfolios, bear the costs of these advisory fees. (See the prospectuses for the funds for more information.) The amount of this compensation is generally based on a percentage of the assets of the particular fund portfolios attributable to the Policy and to certain other variable insurance products that our affiliates and we issue. These percentages differ and may be significant.  Some advisers or sub-advisers (or other affiliates) pay us more than others.

The chart below provides the maximum combined percentages of 12b-1 fees and Service Fees that we anticipate will be paid to us on an annual basis:

Incoming Payments to Western Reserve and TCI
Fund	Maximum Fee % of Assets *
Transamerica Series Trust **	--
Fidelity Variable Insurance Products Fund	0.3 9%***
ProFunds	0.50%
Access One Trust	0.50%
Franklin Templeton	0.35%
AllianceBernstein	0.25%

*
Payments are based on a percentage of the average assets of each fund portfolio owned by the subaccounts that are available under this Policy and under certain other variable insurance products offered by our affiliates and us.   We and/or TCI may continue to receive 12b-1 fees and administrative fees on subaccounts that are closed to new investments, depending on the terms of the agreements supporting those payments and on the services provided.

**
Because the Transamerica Series Trust is managed by an affiliate, there are additional benefits to us and our affiliates for amounts you allocate to the Transamerica Series Trust portfolios, in terms of our and our affiliates’ overall profitability.  During 201 2 we received $ 10,774,890.90 in benefits from TAM .

***	We receive this percentage once $100 million in fund shares are held by the subaccounts of Western Reserve and its affiliates.

Other payments.  We and our affiliates, including TCI and Transamerica Financial Advisors, Inc. (“TFA”) also directly or indirectly receive additional amounts or different percentages of assets under management from certain advisers and sub-advisers to the portfolios (or their affiliates) with regard to variable insurance products or mutual funds that are issued or managed by us and our affiliates These payments may be derived in whole or in part, from the profits the investment adviser or sub-adviser receives from the advisory fee deducted from portfolio assets. Policyowners, through their indirect investment in the portfolios, bear the costs of those advisory fees (see the prospectuses for the funds for more information.  Certain advisers and sub-advisers of the underlying portfolios (or their affiliates) (1) may pay TCI amounts up to $75,000 per year to participate in a “preferred sponsor” program that provides such advisers and sub-advisers with access to TCI’s wholesalers at TCI’s national and regional sales conferences that are attended by TCI’s wholesalers , (2) may pay TFA varying amounts to obtain access to TFA’s wholesaling and selling representatives , (3) may provide us and/or certain affiliates and/or selling firms with occasional gifts, meals, tickets or other compensation as an incentive to market the portfolios and to assist with their promotional efforts , and (4) may reimburse our affiliated selling firms for exhibit booths and other items at national conferences of selling representatives. The amounts may be significant and these arrangements provide the adviser or sub-adviser (or other affiliates) with increased access to us and to our affiliates involved in the distribution of the Policy.

  For the calendar year ended December 31, 2012, TCI received total revenue sharing payments in the amount of $4,254,521.64 from the following fund managers and/or sub-advisers to participate in TCI’s events: AEGON USA Investment Management, Inc., AllianceBernstein Investments, American Funds, Black Rock Investment Management, Fidelity Investments, Franklin Templeton Investments, GE Asset Management, Hanlon Investment Management Inc., ING Clarion Real Estate Securities (CBRE), Invesco AIM, Janus Capital, Jennison Associates, Legg Mason Capital Management, Logan Circle Investment Partners, Madison Asset Management, LLC, Morgan Stanley Investment Management, Natixis Global Asset Management, OppenheimerFunds, Pacific Investment Management Company,  and Wellington Management Company.

Please note some of the aforementioned managers and/or sub-advisers may not be associated with underlying fund portfolios currently available in this product.

Proceeds from certain of these payments by the funds, the advisers, the sub-advisers and/or their affiliates may be profit to us, and may be used for any corporate purpose, including payment of expenses (i) that we and our affiliates incur in promoting, issuing, marketing and administering the Policies; and (ii) that we incur, in our role as intermediary, in promoting, marketing and administering the fund portfolios.

For further information about the compensation payments we make in connection with the sale of the Policies, see “Sale of the Policies” in this prospectus.

The Policy

Depending on the state of issue, your Policy may be an individual Policy or a certificate issued under a group policy.  The Policy is subject to the insurance laws and regulations of each state or jurisdiction in which it is available for distribution.  There may be differences between the Policy issued and the general Policy description contained in this prospectus because of requirements of the state where your Policy is issued.  Some of the state specific differences are included in the prospectus, but this prospectus does not include references to all state specific differences.  All state specific Policy features will be described in your Policy.

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate.

The principal rights an owner may exercise are:

•	To designate or change beneficiaries before the death of the insured.
•	To receive amounts payable before the death of the insured.
•	To assign the Policy . ( I f you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment . )
•	To change the owner of the Policy.
•	To change the specified amount or death benefit option type of the Policy.

No designation or change in designation of an owner will take effect unless we receive a transfer of ownership form . The request will take effect as of the date we receive it, in good order, at our mailing address, or by fax at our administrative office (1-727-299-1620), subject to payment or other action taken by us before it was received.

Modifying the Policy

Any modifications or waiver of any rights or requirements under the Policy must be in writing, in good order, and signed by our president or secretary.  No registered representative may bind us by making any promise not contained in the Policy.

Upon notice to you, we may amend the Policy:

•	To make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or
•	To assure qualification of the Policy as a life insurance contract under the Internal Revenue Code or to meet applicable requirements of federal or state laws relating to variable life policies; or
•	To reflect a change in the operation of the separate account; or
•	To provide additional subaccounts and/or fixed account options.

Purchasing a Policy

To purchase a Policy, you must submit a completed application, in good order, and an initial premium to us through any licensed life insurance agent who is also an investment advisor representative of a broker-dealer having a selling agreement with TCI, the principal underwriter for the Policy, and us. We may require you to pay an initial premium of at least $30,000.

You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for an insured up to issue age 55 is $1,000,000; for an insured issue ages 56 – 85 the minimum specified amount is $500,000.

We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is under the age of 25 or over the age 85. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

•	The date of your application; or
•	The date the insured completes all of the medical tests and examinations that we require.

Tax-Free Section 1035 Exchanges

You can generally exchange one life insurance policy for another policy covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower), and the benefits may be different. If the exchange does not qualify for Section 1035 treatment, or if your current policy has a policy loan, you may also have to pay federal income tax.  You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy . ( T hat person will generally earn a commission if you buy the Policy through an exchange or otherwise . )

Effect

Except as provided in the Conditional Receipt, if issued, i nsurance coverage under the Policy will not take effect until after all of the following conditions have been met: (1) the first full premium must be received by the Company at our mailing address; (2) during the lifetime of every proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.

Conditional Insurance Coverage. If you pay the full initial premium and have met all of the requirements listed in the conditional receipt attached to the application, and we deliver the C onditional R eceipt to you, the insured may have conditional insurance coverage under the terms of the C onditional R eceipt. The conditional insurance coverage may vary by state and/or underwriting standards. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for those Policies . Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.

The aggregate amount of conditional insurance coverage, if any, is the lesser of:	•	The amounts applied for under all conditional receipts issued by us; or
	•	$500,000 of life insurance.

Subject to the conditions and limitations of the conditional receipt, conditional insurance under the terms of the Policy applied for may become effective as of the later of:	•	The date of application; or
•
The date of the last medical examination, test, and
 other screenings required by us, if any (the “Effective
Date”).  Such conditional insurance will take effect as
of the Effective Date, as long as all of the following
requirements are met:

1.
The person proposed to be insured is found to have been insurable as of the Effective Date, exactly as applied for in accordance with our underwriting rules and standards, without any modifications as to plan, amount, or premium rate.

		2.	As of the Effective Date, all statements and answers given in the application must be true .
3.
The payment made with the application must not be less than the full initial premium for the mode of payment chosen in the application and must be received at our mailing address within the lifetime of the proposed insured.

4.
All medical examinations, tests, and other screenings required of the proposed insured by us are completed and the results received at our mailing address within 60 days of the date the application was signed.

		5.	All parts of the application, any supplemental application, questionnaires, addendum and/or amendment to the application are signed and received in good order, at our mailing address.

Any conditional life insurance coverage terminates on the earliest of:	•	60 days from the date the application was signed .
	•	The date we either mail notice to the applicant of the rejection of the application and/or mail a refund of any amounts paid with the application.
	•	When the insurance applied for goes into effect under the terms as specified in the Policy that you applied for. or
	•	The date we offer to provide insurance on terms that differ from the insurance for which you have applied.

Special limitations of the conditional receipt:	•	The conditional receipt is not valid unless:
		>	All blanks in the conditional receipt are completed; and
		>	The receipt is signed by an authorized Company representative.

Other limitations:	•	There is no conditional receipt coverage for riders or any additional benefits, if any, for which you may have applied.
	•	If one or more of the receipt’s conditions have not been met exactly, or if a proposed insured dies by suicide, we will not be liable except to return any payment made with the application.
•
If we do not approve and accept the application within 60 days of the date you signed the application, the application will be deemed to be rejected by us and there will be no conditional insurance coverage.  In that case, Western Reserve’s liability will be limited to returning any payment(s) you have made upon return of this receipt to us.

In addition to Conditional Receipt situations, coverage may begin earlier in 1035 exchange situations as well as provided in the Absolute Assignment to Effect Internal Revenue Code Section 1035 Exchange and Rollover form.  As provided in that form, the insurance coverage shall take effect as of the result of the assignment, and before delivery of the Policy, at the time (and not before) the following conditions have been met, and the Company may charge for coverage from the date that any such coverage takes effect:

•	The Policy has been approved for issue and, if approved other than as applied for, accepted in writing by the proposed owner and either

1.	the existing issuer has accepted the surrender of the assigned Contract but only if the surrender proceeds thereafter received by the Company are themselves sufficient to place the Policy in force, or

2.
if, in addition to the assignment of the Contract from the existing issuer, premium is paid during the proposed insured’s lifetime (either with the application for the Policy or thereafter if permitted by the Company in writing) but only if such premium together with any surrender proceeds thereafter received, are sufficient to place the Policy in force.

Full Insurance Coverage and Allocation of Initial Premium.  Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, the Policy will be issued and full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date (the record date if Policy is backdated) .   Any premium payments we receive before the Policy date (or record date, if applicable) will be held in a non-interest bearing suspense account.  On the Policy date (or on the record date if your Policy is backdated), the entire amount in the non-interest bearing suspense account will be allocated as follows: (i) to the subaccounts and/or the fixed account as you specified in your application, if your state does not require a full refund of initial premium; or (ii) to the reallocation account, if your state requires us to return your initial premium in the event you exercise your free-look right. While held in the reallocation account, premium(s) will be credited with interest at the current fixed rate until the reallocation date when they will be allocated to the subaccounts and/or the fixed account as you specified in your application.  Please note: Your premiums are credited on the record date, not the backdated Policy date.

On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request.  We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

Transaction Type:	Priced when received at our:
payment by check	mailing address, unless other address appears on your billing coupon
transfer request	administrative office
payment by wire transfer	administrative office
electronic transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments)	administrative office

Backdating a Policy

If you request, we may backdate a Policy by assigning a Policy date earlier than the date full insurance coverage begins. However, in no event will we backdate a Policy earlier than the earliest date allowed by state law or by our underwriting rules. Your request must be in writing and, if we approve the request, will amend your application.  Your premiums, however, will be credited on the date the Policy is issued, not the backdated Policy date.

Cost of insurance charges are based in part on the age of the insured on the Policy date or on the date of a requested increase in specified amount.  Generally, cost of insurance charges are lower at a younger age. We will deduct the monthly deductions, that is, the cost of insurance charges, for the period that the Policy is backdated. This means that while the monthly deductions may be lower than what would have been charged had we not backdated the Policy, you will be paying for insurance during a period when the Policy was not in force.

Policy Changes After Age 111

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th birthday, the Policy will continue, with the following changes, unless state law otherwise requires:

•	We will not accept any further premium payments.
•	We will no longer deduct the monthly deductions.
•	We will continue to deduct the mortality and expense risk charge, if any.
•	Interest will continue to accrue on any Policy loans, as before, and all loans, new and existing, are considered preferred loans.
•	We will continue to accept Policy loan repayments and loan interest payments.
•	We will continue to permit Policy loans and withdrawals to be made.

PREMIUMS

Allocating Premiums

You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available as an investment option into which you can direct net premiums or transfer cash value. You must follow these guidelines:

•	Allocation percentages must be in whole numbers.
•
If you select dollar cost averaging, we may require you to have a minimum of $5,000 in each subaccount from which we will make transfers and you may be required to transfer at least a total of $100 monthly.

•	If you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.
•
Unless otherwise required by state law, we may restrict your allocations to the fixed account if the fixed account value, excluding amounts in the loan reserve, following the allocation would exceed $250,000.

Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us at our mailing address or calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time. You may also change allocations through our web site at www.westernreserve.com.

Please note:  Certain subaccounts have similar names.  When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order. The change will be effective as of the valuation date on which we receive the change request in good order at our mailing address or our administrative office. Upon instructions from you, the registered representative or agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment.

Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received at our mailing address, or at the address on your billing coupon (for payments made by check) or at our administrative office (for payments made by wire transfer and through electronic credit and debit transactions) before the NYSE closes, are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern Time ). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading.  Your cash value will vary with the investment experience of the subaccounts in which you invest. You bear the investment risk for amounts you allocate to the subaccounts.

You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

Reallocation Account. If your state requires us to return your initial premium in the event you exercise your free-look right, we will allocate the initial net premium on the Policy date (or the record date if your Policy is backdated) to the reallocation account (or as otherwise mandated by state law) as shown on your Policy schedule page. While held in the reallocation account, net premium(s) will be credited with interest at the current fixed account rate and reduced by any monthly deductions due. The net premiums will remain in the reallocation account until the reallocation date. The reallocation date is the date we allocate all cash value held in the reallocation account to the fixed account and subaccounts you selected on your application. In those states that require us to return all premiums paid for the Policy in the event you exercise your free-look right, we set the reallocation date to coincide with the free-look period that is applicable to your Policy plus a margin of five days for Policy delivery.  Please contact your registered representative for details concerning the free-look period for your state.

On the first valuation date on or after the reallocation date, we will reallocate all cash value from the reallocation account to the fixed account and the subaccounts you selected on the application. If, however, you requested dollar cost averaging, we will reallocate the cash balance on the reallocation date to either the fixed account, the Transamerica AEGON Money Market VP subaccount or the Transamerica JPMorgan Core Bond VP subaccount (depending on which account or subaccount you selected on your application).

Please note: For states that do not require a full refund of the initial premium, the reallocation date is the same as the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the fixed account and the subaccounts in accordance with the instructions you gave us on your application.

Premium Flexibility

You generally have flexibility to determine the frequency and the amount of the premiums you pay. Before we issue the Policy to you, we may require you to pay an initial premium of at least $30,000. Thereafter (subject to the limitations described below), you may make premium payments at any time and in any amount over $50. Under some circumstances, you may be required to pay extra premiums to prevent a lapse.

Planned Periodic Payments

You can determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. The amount and frequency you choose will be shown in your Policy. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your selling firm of any address changes so that we may be able to keep your current address on record.

Even if you make your planned periodic payments on schedule, your Policy still may lapse. How long your Policy remains in force depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deductions when due, then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

Premium Limitations

We may require premium payments to be at least $50 ($1,000 if by wire). If the payment mode is by monthly direct deposit, we may require minimum payments of $100.   We may return premiums less the minimum. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitation, if applicable, by which the Policy qualifies as life insurance under federal tax laws.

Your maximum premium limitation can be obtained upon request to us at our mailing address or administrative office. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment within 60 days after the end of the Policy year. In addition, we reserve the right to refund a premium or require evidence of insurability if the premium would increase the death benefit by more than the amount of the premium. The Guideline Premium Test has additional premium limitations.  We will not accept a payment that will cause the Policy to become a modified endowment contract without your consent. (See “Death Benefit” for more information regarding the Guideline Premium Test .)

Making Premium Payments

  We will accept premium payments by wire transfer. If you wish to make payments by wire transfer, you should contact our administrative office at 1-800-851-9777 for instructions on wiring federal funds to us. Certain charges are deducted from the premium payments you make.

Tax-Free Exchanges ("1035 Exchanges"). After receiving your initial payment and your Policy is issued, we then will accept a part of or all of your  additional premiums from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

Please Note:  We may hold premium payments in a non-interest bearing account for up to 14 days if applying the premium payment would cause the Policy to violate Internal Revenue Code Section 7702 or other provisions of the Internal Revenue Code. Please refer to the section of this prospectus entitled “Federal Income Tax Considerations” for more information regarding tax considerations regarding your Policy or consult a qualified tax advisor.

Transfers

General

You or your authorized registered representative of record may make transfers among the subaccounts or among the subaccounts and the fixed account. You will be bound by any transfers made by your authorized registered representative.  We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request.  We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

The following features apply to transfers under the Policy:

•
We may limit the maximum amount you may transfer from the fixed account to the great e r of 25% of the amount in the fixed account, or the amount transferred out of the fixed account in the previous Policy year. However, the transfer may not be greater than the unloaned portion of the fixed account on that date. See “Fixed Account Transfers.”

•
Currently we do not, but reserve the right to, limit the number of transfers out of the fixed account to one per Policy year.  If we modify or stop this current practice, we will notify you at the time of your transfer.

•
Unless otherwise required by state law, we may restrict transfers to the fixed account, if the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.  This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

•
You may request transfers in writing (in a form we accept) to our mailing address, by fax or by telephone to our administrative office, or electronically through our website (www.westernreserve.com). Please note: Certain subaccounts have similar names. It is important that you state or write the full name of the subaccount when making a transfer request to ensure that any transfer request is in good order.

•	There is no minimum amount that must be transferred.
•	There is no minimum amount that must remain in a subaccount after a transfer.
•	We consider all transfers made in any one day to be a single transfer.

We will process any transfer order that is received, in good order, in writing at our mailing address, or by fax or by telephone at our administrative office, before the NYSE closes (usually 4:00 p.m. Eastern Time ), using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE. (If you send your request by fax, be sure to use the correct fax number. Please see “Telephone, Fax and Online Privileges.”)

Disruptive Trading and Market Timing

The market timing policy and the related procedures (discussed below) do not apply to the ProFunds or Access Trust subaccounts because the corresponding portfolios are specifically designed to accommodate frequent transfer activity.  If you invest in the ProFunds and/or Access Trust subaccounts, you should be aware that you may bear the costs and increased risks of frequent transfers discussed below.

Statement of Policy.  This variable insurance Policy was not designed for the use of market timers or frequent or disruptive traders.  Such transfers may be harmful to the underlying fund portfolios and increase transaction costs.

           Market timing and disruptive trading among the subaccounts or between the subaccounts and the fixed account can cause risks with adverse effects for other policyowners (and beneficiaries and underlying fund portfolios).  These risks and harmful effects include:

(1)
Dilution of the interests of long-term investors in a subaccount if purchases or transfers into or out of an underlying fund portfolio are made at prices that do not reflect an accurate value for the underlying fund portfolio’s investments (some market timers attempt to do this through methods known as “time-zone arbitrage” and “liquidity arbitrage”).

(2)	An adverse effect on portfolio management, such as:
	(a)	Impeding a portfolio manager’s ability to sustain an investment objective.
	(b)	Causing the underlying fund portfolio to maintain a higher level of cash than would otherwise be the case.
	(c)	Causing an underlying fund portfolio to liquidate investments prematurely (or otherwise at an inopportune time) in order to pay withdrawals or transfers out of the underlying fund portfolio.
(3)	Increased brokerage and administrative expenses.

These costs are borne by all policyowners invested in those subaccounts, not just those making the transfers.

           We have developed policies and procedures with respect to market timing and disruptive trading (which vary for certain subaccounts at the request of the underlying fund portfolios) and we do not make special arrangements or grant exceptions to accommodate market timing or other potentially disruptive or harmful trading. As discussed herein, we cannot detect or deter all market timing or potentially disruptive trading.  Do not invest with us if you intend to conduct market timing or potentially disruptive trading.

           Detection.  We employ various means in an attempt to detect and deter market timing and disruptive trading.  However, despite our monitoring we may not be able to detect nor halt all harmful trading.  In addition, because other insurance companies (and retirement plans) with different policies and procedures may invest in the underlying fund portfolios, we cannot guarantee that all harmful trading will be detected or that an underlying fund portfolio will not suffer from market timing and disruptive trading among subaccounts of variable products issued by these other insurance companies or retirement plans.

           Deterrence.  If we determine you are engaged in market timing or disruptive trading, we may take one or more actions in an attempt to halt such trading.  Your ability to make transfers is subject to modification or restriction if we determine, in our sole opinion, that your exercise of the transfer privilege may disadvantage or potentially harm the rights or interests of other policyowners (or others having an interest in the variable insurance products).  As described below, restrictions may take various forms, but under our current policies and procedures will include loss of expedited transfer privileges.  We consider transfers by telephone, fax, overnight mail, or the Internet to be “expedited” transfers.  This means that we would accept only written transfer requests with an original signature transmitted to us only by standard United States Postal Service First Class mail.  We may also restrict the transfer privileges of others acting on your behalf, including your registered representative or an asset allocation or investment advisory service.

           We reserve the right to reject any premium payment or transfer request from any person without prior notice, if, in our judgment ; (1) the payment or transfer, or series of transfers, would have a negative impact on an underlying fund portfolio's operations ; or (2) if an underlying fund portfolio would reject or has rejected our purchase order or has instructed us not to allow that purchase or transfer ; or (3) because of a history of market timing or disruptive trading.  We may impose other restrictions on transfers, or even prohibit transfers for any owner who, in our view, has abused, or appears likely to abuse, the transfer privilege on a case-by-case basis.  We may, at any time and without prior notice, discontinue transfer privileges, modify our procedures, impose holding period requirements or limit the number, size, frequency, manner, or timing of transfers we permit.  We also reserve the right to reverse a potentially harmful transfer if an underlying fund portfolio refuses or reverses our order; in such instances some policyowners may be treated differently than others in that some transfers may be reversed and others allowed.  For all of these purposes, we may aggregate two or more variable insurance products that we believe are connected.  Please note: If you engage a third party investment advisor for asset allocation services, then you may be subject to these transfer restrictions because of the actions of your investment advisor in providing those services.

In addition, transfers for multiple policies invested in the Transamerica Series Trust underlying fund portfolios which are submitted together may be disruptive at certain levels.  At the present time, such aggregated transactions likely will not cause disruption if less than one million dollars total is being transferred with respect to any one underlying fund portfolio (a smaller amount may apply to smaller portfolios).  Please note that transfers of less than one million dollars may be disruptive in some circumstances and this general amount may change quickly.

           In addition to our internal policies and procedures, we will administer your variable insurance product to comply with any applicable state, federal, and other regulatory requirements concerning transfers.  We reserve the right to implement, administer, and charge you for any fee or restriction, including redemption fees, imposed by any underlying fund portfolio.  To the extent permitted by law, we also reserve the right to defer the transfer privilege at any time that we are unable to purchase or redeem shares of any of the underlying fund portfolios.

Under our current policies and procedures, we do not:

•	Impose redemption fees on transfers.
•
Expressly limit the number or size of transfers in a given period except for certain subaccounts where an underlying fund portfolio has advised us to prohibit certain transfers that exceed a certain size.

•	Provide a certain number of allowable transfers in a given period.

Redemption fees, transfer limits, and other procedures or restrictions may be more or less successful than ours in deterring market timing or other disruptive trading and in preventing or limiting harm from such trading.

In the absence of a defensive transfer restriction (e.g., expressly limiting the number of trades within a given period or their size), it is likely that some level of market timing and disruptive trading will occur before it is detected and steps taken to deter it (although some level of market timing and disruptive trading can occur with a defensive transfer restriction).  As noted above, we do not impose a defensive transfer restriction and, therefore, it is likely that, some level of market timing and disruptive trading will occur before we are able to detect it and take steps in an attempt to deter it.

           Please note:  The limits and restrictions described herein are subject to our ability to monitor transfer activity.  Our ability to detect market timing or other disruptive trading may be limited by operational and technological systems, as well as by our ability to predict strategies employed by policyowners (or those acting on their behalf) to avoid detection.  As a result, despite our efforts to prevent harmful trading activity among the variable investment options available under this variable insurance product, there is no assurance that we will be able to deter or detect market timing or disruptive trading by such policyowners or intermediaries acting on their behalf.  Moreover, our ability to discourage and restrict market timing or disruptive trading may be limited by decisions of state regulatory bodies and court orders which we cannot predict.

Furthermore, we may revise our policies and procedures in our sole discretion at any time and without prior notice, as we deem necessary or appropriate (1) to better detect and deter market timing or other harmful trading that may adversely affect other policyowners, other persons with material rights under the variable insurance products, or underlying fund shareholders generally; (2) to comply with state or federal regulatory requirements; or (3) to impose additional or alternative restrictions on owners engaging in market timing or disruptive trading among the investment options under the variable insurance product.  In addition, we may not honor transfer requests if any variable investment option that would be affected by the transfer is unable to purchase or redeem shares of its corresponding underlying fund portfolio.

           Underlying Fund Portfolio Frequent Trading Policies.  The underlying fund portfolios may have adopted their own policies and procedures with respect to frequent purchases and redemptions of their respective shares.  Underlying fund portfolios may, for example, assess a redemption fee (which we reserve the right to collect) on shares held for a relatively short period of time. The prospectuses for the underlying fund portfolios describe any such policies and procedures.  The frequent trading policies and procedures of an underlying fund portfolio may be different, and more or less restrictive, than the frequent trading policies and procedures of other underlying fund portfolios and the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading.  Policyowners should be aware that we may not have the contractual ability or the operational capacity to monitor policyowners’ transfer requests and apply the frequent trading policies and procedures of the respective underlying funds that would be affected by the transfers.  Accordingly, policyowners and other persons who have material rights under our variable insurance products should assume that any protection they may have against potential harm from market timing and disruptive trading is the protection, if any, provided by the policies and procedures we have adopted for our variable insurance products to discourage market timing and disruptive trading in certain subaccounts.

 You should be aware that, as required by SEC regulation, we have entered into a written agreement with each underlying fund or principal underwriter that obligates us to provide the fund, upon written request, with information about you and your trading activities in the fund's portfolios.  In addition, we are obligated to execute instructions from the funds that may require us to restrict or prohibit your investment in a specific portfolio if the fund identifies you as violating the frequent trading policies that the fund has established for that portfolio.

If we receive a premium payment from you that you allocate into a fund that has directed us to restrict or prohibit your trades into the fund, then we will request new allocation instructions from you and redirect your premium payment.   If we receive from you a transfer request into a fund that has directed us to restrict or prohibit your trades, then we will not effect the transfer.

           Omnibus Order.  Policyowners and other persons with material rights under the variable insurance products also should be aware that the purchase and  redemption orders received by the underlying fund portfolios generally are “omnibus” orders from intermediaries such as retirement plans and separate accounts funding variable insurance products.  The omnibus orders reflect the aggregation and netting of multiple orders from individual retirement plan participants and individual owners of variable insurance products.  The omnibus nature of these orders may limit the underlying fund portfolios’ ability to apply their respective frequent trading policies and procedures.  We cannot guarantee that the underlying fund portfolios will not be harmed by transfer activity relating to the retirement plans or other insurance companies that may invest in the underlying fund portfolios.  These other insurance companies are responsible for their own policies and procedures regarding frequent transfer activity.  If their policies and procedures fail to successfully discourage harmful transfer activity, it will affect other owners of underlying fund portfolio shares, as well as the owners of all of the variable annuity or life insurance policies, including ours, whose variable investment options correspond to the affected underlying fund portfolios.  In addition, if an underlying fund portfolio believes that an omnibus order we submit may reflect one or more transfer requests from owners engaged in market timing and disruptive trading, the underlying fund portfolio may reject the entire omnibus order and thereby delay or prevent us from implementing your request.

ProFunds and Access Trust Subaccounts.  Because the above restrictions do not apply to the ProFunds or Access Trust subaccounts, they may have a greater risk than others of suffering from the harmful effects of market timing and disruptive trading, as discussed above (i.e., dilution, an adverse effect on portfolio management and increased expenses).

Telephone, Fax and Online Privileges

Telephone transfer privileges will automatically apply to your Policy unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time , or fax your subaccount transfer instructions to 1-727-299-1648 (for all other requests made by facsimile, please use 1-727-299-1620). You also may request transfers electronically through our website, www.westernreserve.com.  Please Note: Certain subaccounts have similar names. When providing your allocation instructions, please state or write the full name of the subaccount that you select for your allocation to ensure that those allocation instructions are in good order.

Please note the following regarding telephone, Internet or fax transfers:

•	We will employ reasonable procedures to confirm that instructions are genuine.
•	If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with instructions we reasonably believe to be authentic. You bear the risk of any such loss.
•	If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.
•
Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

•	We may also require that you send us the telephone, Internet or fax transfer order in writing.
•	If you do not want the ability to make telephone or Internet transfers, you should notify us in writing at our mailing address or through our fax number (1-727-299-1620).
•	We will not be responsible for same day processing of transfers if the transfer is faxed to a number other than 1-727-299-1648 or 1-727-299-1620.
•
We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order at our administrative office. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

Similarly, online transactions processed via the Internet may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your registered representative's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing.

You should protect your personal identification number (PIN) and your used ID and password because self-service options will be available to your registered representative of record and to anyone who provides your identifying information.  We will not be able to verify that the person using your PIN on the automated phone line or  providing instructions online is you or one authorized by you.

Fixed Account Transfers

As stated above, we may limit the dollar amount and the number of transfers out of the fixed account.  If limitations are in place, we will notify you at the time of your transfer. Restrictions on transfers do not apply if you have selected dollar cost averaging.

We will make the transfer at the end of the valuation date on which we receive the request, in good order, at our administrative office (for telephonic and facsimile transactions), at our mailing address (for written correspondence), or electronically through our website. We reserve the right to require that you make the transfer request in writing and that we receive the written transfer request no later than 30 days after a Policy anniversary.  Unless otherwise required by state law, we may restrict transfers to the fixed account, if ,  following the transfer, the fixed account value, excluding amounts in the loan reserve, following the transfer would exceed $250,000.   N ote: These restrictions may prolong the period of time it takes to transfer your total cash value in the fixed account to the subaccounts and, therefore, you should carefully consider whether investment in the fixed account meets your needs and investment criteria. This restriction does not apply to any transfer to the fixed account necessary in the exercise of conversion rights.

Except when used to pay premiums, we may also defer payment of any amounts from the fixed account for no longer than six months after we receive such written notice.

Conversion Rights

If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing, in good order, to our mailing address.

In the event of a material change in the investment policy of any portfolio, you may transfer all subaccount value in that portfolio to the fixed account.  We must receive your request to transfer the subaccount value to the fixed account within 60 days after the effective date of the change of investment policy or the date you receive notification of such change, whichever is later.

Dollar Cost Averaging

Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

Under dollar cost averaging, we automatically transfer a set dollar amount from the Transamerica AEGON Money Market VP subaccount, the Transamerica JPMorgan Core Bond VP subaccount, or the fixed account, to a subaccount that you choose.  We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the reallocation date. We will make the first transfer in the month after we receive your request, in good order, at our mailing address or by facsimile, provided that we receive the form by the 25th day of the month. (Note: As stated on the dollar cost averaging form, the date that you select cannot be the 29th, 30th or 31st of any month.).

To start dollar cost averaging:	•	You must submit to us in writing to our mailing address (or by facsimile to our administrative office) a completed form, in good order, signed by the owner requesting dollar cost averaging.
	•	You may be required to have at least $5,000 in each subaccount or the f ixed a ccount from which we will make transfers.
	•	Your total transfers each month under dollar cost averaging may be limited to a minimum of $100.
	•	Each month, you may not transfer more than one-tenth of the amount that was in your fixed account at the beginning of dollar cost averaging.

You may request dollar cost averaging at any time. There is no charge for dollar cost averaging.

Dollar cost averaging will terminate if any of the following occur:	•	We receive, in good order, at our mailing address (or by telephone or facsimile to our administrative office), a request to discontinue participation from you or your authorized representative;
	•	The value in the accounts from which we make the transfers is depleted;
	•	You elect to participate in the asset rebalancing program; or
	•	You elect to participate in any asset allocation services provided by a third party.

If you terminate your participation in the dollar cost averaging program   and later decide that you would like to participate again, you must sign and submit a new dollar cost averaging form (in good order). We may modify, suspend, or discontinue dollar cost averaging at any time.

Asset Rebalancing Program

We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected.  Asset rebalancing is not available with the fixed account.  Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

You may elect asset rebalancing to occur on a monthly, quarterly, semi-annual or annual basis. Once we receive the asset rebalancing request form, in good order, at our mailing address (or by facsimile at our administrative office), we will change your premium allocation instructions to match your asset rebalancing instructions, and we will implement the asset rebalancing program on the date you indicated. If you do not indicate a specific date, then we will use the date that we receive your request form. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

To start asset rebalancing:	•	You must submit to us, in good order, in writing to our mailing address (or by facsimile to our administrative office) , a completed asset rebalancing request form, signed by the owner.
	•	You may be required to have a minimum cash value of $5,000 or make a $5,000 initial premium payment.

There is no charge for the asset rebalancing program.

Asset rebalancing will cease if:	•	You elect to participate in the dollar cost averaging program.
	•	We receive at our mailing address, or by telephone or facsimile to our administrative office, a request to discontinue participation from you, your registered representative or your agent of record.
	•	You make any transfer to or from any subaccount other than under a scheduled rebalancing.
	•	You elect to participate in any asset allocation services provided by a third party.

You may start and stop participation in the asset rebalancing program at any time, but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

Third Party Asset Allocation Services

We do not offer any asset allocation programs or any investment models for use with your life insurance policy. You may authorize and engage your own investment advisor to manage your account.  These investment advisors may be firms or persons who also are appointed by us, or whose affiliated broker-dealers are appointed by us, as authorized sellers of the Policies.  Even if this is the case, however, please note that the investment advisor you engage to provide advice and/or make transfers for you is not acting on our behalf, but rather is acting on your behalf.  We do not offer advice about how to allocate your cash value under any circumstance.  We are not responsible for any recommendations such investment advisors make, any investment models or asset allocation programs they choose to follow, or any specific transfers they make on your behalf.

Any fee that is charged by your investment advisor is in addition to the fees and expenses that apply under your Policy.  We are not a party to the agreement you have with your investment advisor. You will, however, receive confirmations of transactions that affect your Policy.  Note: If you make withdrawals of cash value to pay advisory fees, then taxes may apply to any such withdrawals and penalties may be assessed on withdrawals made before you attain age 59 ½.

If your investment advisor has also acted as your registered representative with respect to the sale of your Policy, he or she may be receiving compensation for services provided both as a registered representative and investment advisor.  Alternatively, the investment advisor may compensate the registered representative from whom you purchased your Policy for the referral that led you to enter into your investment advisory relationship with the investment advisor.  If you are interested in the details about the compensation that your investment advisor and/or your registered representative receive in connection with your Policy, you should ask them for more details.

We, or an affiliate of ours, will process the financial transactions placed by your authorized registered representative or investment advisor.  We reserve the right to discontinue doing so at any time and for any reason.  We may require registered representatives or investment advisors, who are authorized by multiple policyowners to make financial transactions, to enter into an administrative agreement with Western Reserve as a condition of our accepting transactions on your behalf.  The administrative agreement may impose limitations on the registered representative’s or investment advisor’s ability to request financial transactions on your behalf.  These limitations, which are discussed in the section above entitled “Transfers—Disruptive Trading and Market Timing,” are intended (i) to minimize the detrimental impact of an investment professional who is in a position to transfer large amounts of money for multiple clients in a particular portfolio or type of portfolio; or (ii) to comply with specific restrictions or limitations imposed by a portfolios of Western Reserve.

Note: Limitations that we may impose on your authorized registered representative or investment advisor under the terms of the administrative agreement do not apply to financial transactions requested by an owner on the owner’s own behalf, except as otherwise described in this prospectus.  Any third party asset allocation service may be terminated at any time by the owner or by the t hird p arty s ervice by sending written instruction to our mailing address.

Policy Values

Cash Value

Your  cash value:

•	Is determined on the Policy date and on each valuation date.
•
Equals the sum of all amounts invested in each subaccount and the fixed account, including any amounts held in the loan reserve account (part of the fixed account) to secure any outstanding Policy loan.

•	Serves as the starting point for calculating values under a Policy.
•
Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

•	Has no guaranteed minimum amount and may be more or less than premiums paid.

Net Surrender Value

The net surrender value is the amount we pay when you surrender your Policy while it is in force. We determine the net surrender value at the end of the valuation period when we receive your written surrender request, in good order, at our mailing address. You may also fax your request to 1-727-299-1620.

Net surrender value on any valuation date equals:	•	The cash value as of such date; minus
	•	Any outstanding Policy loan amount , including any accrued Policy loan interest.

Subaccount Value

The cash value in a subaccount is referred to as “subaccount value.”  At the end of any valuation period, the subaccount value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

The number of units in any subaccount on any valuation date equals:	•	The initial units purchased at unit value on the policy date, or reallocation date, if different; plus
	•	Units purchased with additional net premium(s); plus
	•	Units purchased through transfers from another subaccount or the fixed account; minus
	•	Units redeemed to pay for monthly deductions; minus
	•	Units redeemed to pay for cash withdrawals; minus
	•	Units redeemed as part of a transfer to another subaccount, the loan reserve account or the fixed account (including the loan reserve account).

Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received: (i) at our mailing address (for written requests or payments by check); (ii) at our administrative office (for requests by fax or by telephone, or for payments made through electronic credit and debit transactions); or (iii) electronically through our website.

Subaccount Unit Value

The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value at the inception of each class of units of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

The unit value of any subaccount at the end of a valuation period is calculated as:	•
The total value of the portfolio shares held in the subaccount, including the value of any dividends or capital gains distribution declared and reinvested by the portfolio during the valuation period.  This value is determined by multiplying the number of portfolio shares owned by the subaccount by the portfolio's net asset value per share determined at the end of the valuation period; minus

	•	A charge equal to the daily net assets of the subaccount multiplied by the daily equivalent of the mortality and expense risk charge; minus
	•	The accrued amount of reserve for any taxes or other economic burden resulting from applying tax laws that we determine to be properly attributable to the subaccount; and the result divided by
	•	The number of outstanding units in the subaccount before the purchase or redemption of any units on that date.

The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern Time ) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

Fixed Account Value

On the Policy date, or the reallocation date, if different, the fixed account value is equal to the cash value allocated to the fixed account, less the portion of the first monthly deduction that is subtracted from the fixed account.

The fixed account value at the end of any valuation period is equal to:	•	The sum of net premiums allocated to the fixed account; plus
	•	Any amounts transferred from a subaccount to the fixed account (including amounts transferred to the loan reserve account); plus
	•	Total interest credited to the fixed account; minus
	•	Amounts charged to pay for monthly deductions; minus
	•	Amounts withdrawn or surrendered from the fixed account to pay for cash withdrawals; minus
	•	amounts transferred from the fixed account (including Amounts transferred from the loan reserve account) to a subaccount.

Death Benefit

Death Benefit Proceeds

W e will determine the amount of and pay the death benefit proceeds on any Policy in force on the date of death upon receipt , in good order, at our administrative office of satisfactory proof of the insured’s death , plus written direction (from each eligible recipient of death benefit proceeds) regarding distribution of the death benefit payment, and any other documents, forms and information we need. We may require that the Policy be returned. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option .

The d eath benefit proceed is equal to :	•	The amount determined based on the death benefit option you select (described below); minus
	•	Any monthly deductions due during the grace period (if applicable); minus
	•	Any outstanding loan amount including accrued loan interest.

We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

Death Benefit

The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the three death benefit options we offer in your application. If you do not choose a death benefit option in your application, the Option A death benefit option will automatically be in effect. No matter which death benefit option you choose, we guarantee that, as long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death adjusted as shown above.

The Policy is intended to qualify under Internal Revenue Code Section 7702 as a life insurance policy for federal tax purposes.  The death benefit is intended to qualify for the federal income tax exclusion. The provisions of the Policy and any attached endorsement or rider will be interpreted to ensure such qualification, regardless of any language to the contrary.

To the extent the death benefit is increased to maintain qualification as a life insurance policy, we will make appropriate adjustments to any monthly deductions or supplemental benefits that are consistent with such an increase.  Adjustments will be reflected in the monthly deductions.

Under Section 7702 of the Internal Revenue Code, a Policy will generally be treated as life insurance for federal tax purposes if at all times it meets the Guideline Premium Test ( “ GPT ” ). The GPT has two components, a premium limit component and a corridor component.  The premium limit restricts the amount of premium that can be paid into the Policy.  The corridor requires that the death benefit be at least a certain percentage of the cash value (varying each year by age of the insured) .

Option A

The d eath b enefit equals the greatest of:	1.	The specified amount; or
	2.	A specified percentage called the "limitation percentage," as shown on your Policy’s schedule page, multiplied by the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for the Guideline Premium Test for different ages:

Attained Age                                                                              Limitation Percentage
40 and under                                                                                           250%
41 to 45                                                           250% minus 7% for each age over age 40
46 to 50                                                           215% minus 6% for each age over age 45
51 to 55                                                           185% minus 7% for each age over age 50
56 to 60                                                           150% minus 4% for each age over age 55
61 to 65                                                           130% minus 2% for each age over age 60
66 to 70                                                           120% minus 1% for each age over age 65
71 to 75                                                           115% minus 2% for each age over age 70
76 to 90                                                                                       105%
91 to 95                                                           105% minus 1% for each age over age 90
96 to 99                                                                                       100%
        100 and older                                                                                               101%

If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

Option A Example . Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option A, a Policy with a $2,000,000 specified amount will generally pay $2,000,000 in death benefits. However, because the death benefit must be equal to or be greater than 2 . 5 times the cash value, any time the cash value of the Policy exceeds $800,000, the death benefit will exceed the $2,000,000 specified amount. (The figure $800,000 is derived by solving for cash value in the following calculation: 2,000,000 = 2 . 5 times the cash value.)  Each additional dollar added to the cash value above $800,000 will increase the death benefit by $2.50.

Similarly, as long as the cash value exceeds $800,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, then the death benefit will equal the specified amount of the Policy, reduced by the dollar value of any cash withdrawals.

Option B

The d eath b enefit equals the greatest of:	1.	The specified amount plus the cash value on the insured's date of death; or
	2.	The limitation percentage, as shown on your Policy’s schedule page, multiplied by the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option B, the death benefit always varies as the cash value varies.

Option B Example . Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $2,000,000 will generally pay a death benefit of $2,000,000 plus cash value. Thus, a Policy with a cash value of $100,000 will have a death benefit of $2,100,000 ($2,000,000 + $100,000). The death benefit, however, must be at least 2 . 5 times the cash value. As a result, if the cash value of the Policy exceeds $1,333,333, the death benefit will be greater than the specified amount plus cash value. The figure of $1,333,333 is derived by solving for cash value in the calculation 2 . 5 times the cash value equals $2,000,000 plus cash value: 250% of $1,333,333 equals $2,000,000 + $1,333,333. Each additional dollar of cash value above $1,333,333 will increase the death benefit by $2.50.

Similarly, any time the cash value exceeds $1,333,333, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

Option C

The d eath b enefit equals the greatest of:	1.	The d eath benefit under Option A; or
	2.	The specified amount, multiplied by an age-based "factor" equal to the lesser of
		•	1.0; or
		•	0.04 multiplied by (95 minus insured's attained age at death)
(the "factor" will never be less than zero);
		•	plus the cash value on the insured's date of death; or
	3.	The amount required for the Policy to qualify as a life insurance policy under Section 7702 of the Internal Revenue Code.

Under Option C, the death benefit varies with the cash value and the insured's attained age.

Option C--Three Examples .

1  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $2,000,000 and with a cash value of $500,000 will have a death benefit of $2,100,000 ( $2,000,000 x the minimum of { 1.0 and (0.04 x (95-75)) } + $500,000).

2.  Assume that the insured is attained age 75 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $2,000,000 and with a cash value of $300,000 will have a death benefit equal to the specified amount of $2,000,000, since the calculation of $2,000,000 times the minimum of (1.0 and { 0.04 x (95-75)) } + $300,000 ) is less than the specified amount.

 3. Assume that the insured is under age 71 and that there are no outstanding loans. Under Option C, a Policy with a specified amount of $2,000,000 and with a cash value of $300,000 will have a death benefit of $2,300,000, because through age 70 the minimum of { 1.0 and (0.04 x (95-age)) } is always 1.0. Until the insured attains age 71, the Option C death benefit is the same as the Option B death benefit.

The D eath B enefit After Age 111

If the Policy is still in force on the Policy anniversary on or following the insured’s 111th birthday, then the Policy will continue and the death benefit payable will continue to be calculated in accordance with the death benefit option then in effect.   Please Note: Continuing a Policy beyond the insured’s 99 th birthday may have tax consequences.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s 99 th birthday.  Please see the “Federal Income Tax Considerations” section of this prospectus.

Effect of Cash Withdrawals on the Death Benefit

If Option A is in effect , or if Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by the amount of the cash withdrawal.  Regardless of the death benefit option in effect , a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

Choosing Death Benefit Options

You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay. If you do not select a death benefit option on your application, then Option A will become the death benefit option for your Policy by default.

You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit. You may find Option C more suitable if your goal is to increase your total death benefit before you reach attained age 70, and to increase your cash value through positive investment experience thereafter.

Changing the Death Benefit Option

After the third Policy year, you may change your death benefit option once each Policy year. Changing the death benefit option may affect the specified amount. We will notify you of the new specified amount.

Changes to the Death Benefit Option are subject to the following conditions:

•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620 .
•	The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.
•	You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.
•	You may not change the death benefit option after the insured attains age 95.
•	There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

Increasing/Decreasing the Specified Amount

You may apply to increase the specified amount at any time or decrease at any time after the third Policy year. No more than one change in the specified amount can occur each Policy year. If approved, the increase or decrease will take effect on the next Policy Monthiversary.  An increase or decrease in the specified amount may affect your cost of insurance charge, and your GPT premium limitation.  A change in specified amount may affect the Policy’s qualification tests as life insurance under IRC 7702 and could cause the Policy to become a Modified Endowment Contract under IRC 7702a and may have adverse federal tax consequences.

You should consult a tax advisor before increasing or decreasing your Policy's specified amount.

Conditions for and impact of decreasing the specified amount:	•	You must send your written request, in good order, to our mailing address or fax it to us at 1-727-299-1620.
	•	Decreases are only allowed after the third Policy year.
	•	You may not increase and decrease your specified amount in the same Policy year.
	•	You may not decrease your specified amount lower than the minimum specified amount shown on your Policy schedule page.
	•	You may not decrease your specified amount if it would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	Until the Policy anniversary on or following the insured’s 65th birthday, we may limit the amount of decrease to no more than 20% of the then specified amount.
	•	A decrease in specified amount will take effect on the Monthiversary on or next following the day we receive your written request in good order at our mailing address.

Conditions for and impact of increasing the specified amount:	•	We will accept requests for increases in specified amount at any time before the insured’s 86th birthday.
	•	Your request, in good order, must be applied for on a supplemental application, and include evidence of insurability satisfactory to us.
	•	A requested increase in specified amount requires our approval and will take effect on the Policy Monthiversary on or after the day we approve your request.
	•	We may require your requested increase in specified amount to be at least $10,000.
	•	You may not decrease and increase your specified amount in the same Policy year.

Payment Options

There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum. These are described under “Settlement Options” in your Policy and in this prospectus.

Surrenders and Cash Withdrawals

Surrenders

You must make a written request to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request, in good order, at our mailing address. You may also fax your request to our administrative office at 1-727-299-1620. We may require an original signature with your written request.  Requests to surrender a Policy that are received before the NYSE closes are priced using the subaccount unit value determined at the close of that regular business session of the NYSE (usually 4:00 p.m. Eastern Time).  If we receive the written request at our mailing address (or a faxed to our administrative office) after the NYSE closes, we will process the surrender request using the subaccount unit value determined at the close of the next regular business session of the NYSE. Please N ote: All surrender requests must be submitted in good order to avoid a delay in processing your request.

The insured must be alive and the Policy must be in force when you make your written request. A surrender is effective as of the date we receive your written request, in good order.

Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum (by check) within seven days or under a settlement option. A surrender may have tax consequences.  For more information regarding tax consequences, please refer to the section entitled “Federal Income Tax Considerations” in this prospectus.

Cash Withdrawals

After the first Policy year, you may request a cash withdrawal of a portion of your surrender value subject to certain conditions. Note: All cash withdrawal requests must be submitted in good order to avoid a delay in processing your request.

Cash withdrawal conditions:	•
You must send your written cash withdrawal request with an original signature, in good order, to our mailing address.  If your withdrawal request is less than $500,000, then you may fax it to us at 1- 727-299-1620.

•
During Policy years 2-5, the amount of the withdrawal may be limited to a minimum of $500 and to a maximum of the net surrender value minus $10,000.  After the 5th Policy year, the amount of a withdrawal may be limited to no less than $500 and to no more than the net surrender value minus $500.

	•	You may not take a cash withdrawal if it will reduce the specified amount below the minimum specified amount set forth in the Policy.
•
You may specify the subaccount(s) and the fixed account from which to make the withdrawal. If you do not specify an account, then we will take the withdrawal from each account in accordance with your current premium allocation instructions. If this is not possible, the withdrawal amount will be withdrawn pro-rata from all accounts.

	•	We generally will pay a cash withdrawal request within seven days following the valuation date we receive the request in good order.
	•	You may not take a cash withdrawal that would disqualify your Policy as life insurance under the Internal Revenue Code.
	•	A cash withdrawal may have tax consequences.

A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and in most cases, will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect or when death benefit Option C is in effect and the insured’s attained age is 71 or greater, a cash withdrawal will reduce the specified amount of the Policy by an amount equal to the amount of the cash withdrawal.

When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your cash withdrawal or complete surrender payment, we will deduct that charge from the payment. We currently charge $ 30 for an overnight delivery ($35 for Saturday delivery) and $50 for wire service.  You can obtain further information about these charges by contacting us at our mailing address or administrative office.

Canceling a Policy

You may cancel a Policy for a refund during the "free-look period" by returning it, with a written request to cancel the Policy, to our mailing address. You may also fax your request to our administrative office at 1-727-299-1620 along with page 3 of the Policy. (If you send your request by fax, be sure to use the correct fax number.) The “free-look” period generally expires 10 days after you receive the Policy but in some states you may have more than 10 days. If you decide to cancel the Policy during the “free-look period,” we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive, in good order, the written request and returned Policy at our mailing address (or a fax request and page 3 of the Policy are received in good order at our administrative office).

If your state requires us to allocate premium according to a policyowner’s instructions during the “free-look” period, then the amount of the refund will be:

•	Any charges and taxes we deduct from your premiums; plus
•	Any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; plus
•
Your cash value in the subaccounts and the fixed account on the date the written request and Policy are received in good order at mailing address (or a fax request and page 3 of the Policy are received at our administrative office).

Some states may require us to refund all of the premiums you paid for the Policy. (See “Policy Features – Premium – Allocating Premiums – Reallocation Account.”)

California Policyowners Age 60 and Over

For policies issued in the state of California, if the policyowner is age 60 or older as of the Policy effective date, the Policy’s free-look period is 30 days from the date of delivery.  During the 30-day “ free-look period, ” we will hold the net premiums in the fixed account, unless you direct us to allocate the net premiums as per your most recent allocation instructions.  On the day following the end of the 30-day free look period, we will automatically transfer the accumulated value to subaccounts that you selected.  This automatic transfer is excluded from the transfer limitations described later in this prospectus.

You can specifically direct the allocation of your net premiums to the subaccounts during the 30-day free-look period:

•	On your application.
•	In writing any time before the end of the 30-day free-look period.

Signature Guarantees

Signature guarantees are relied upon as a means of preventing the perpetration of fraud in financial transactions, including the disbursement of funds or assets from a victim's account with a financial institution or a provider of financial services.  They provide protection to investors by, for example, making it more difficult for a person to take another person's money by forging a signature on a written request for the disbursement of funds.

As a protection against fraud, we may require that the following transaction requests include a Medallion signature guarantee:

•	All requests for disbursements (i.e., cash withdrawals and surrenders) of $500,000 or more.
•	Any disbursement request made on or within 10 days of our receipt of a request to change the address of record for an owner's Policy.
•
Any disbursement request when Western Reserve has been directed to send proceeds to a different address from the address of record for that owner's account.  Please note:  This requirement will not apply to disbursement requests made in connection with exchanges of one annuity policy for another with the same owner in a "tax-free exchange" under Section 1035 of the Internal Revenue Code.

•	Any transaction where the owner’s signature on a request does not match the signature in our files.

An investor can obtain a signature guarantee from more than 7,000 financial institutions across the United States and Canada that participate in a Medallion signature guarantee program.  This includes many:

•	National and state banks.
•	Savings banks and savings and loan associations.
•	Securities brokers and dealers.
•	Credit unions.

The best source of a signature guarantee is a bank, savings and loan association, brokerage firm, or credit union with which you do business.  Guarantor firms may, but frequently do not, charge a fee for their services.

A notary public cannot provide a signature guarantee.  Notarization will not substitute for a signature guarantee.

Loans

General

After the first Policy year (as long as the Policy is in force) you may borrow money from the Policy using the Policy’s net surrender value as the only security for the loan. We may permit a loan prior to the first Policy anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from and secured by a Policy may have tax consequences. See "Federal Income Tax Considerations."

Policy loans are subject to	•	We may require you to borrow at least $500.
certain conditions:	•	The maximum amount you may borrow is 90% of the net surrender value minus loan interest that will accrue prior to the next Policy anniversary.

When you take a loan, we will withdraw an amount equal to the requested loan from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). If this is not possible, the withdrawal amount will be withdrawn from all accounts. We will transfer that amount to the loan reserve account. The loan reserve account is part of the fixed account.

We normally pay the amount of the loan within seven days after we receive a loan request, in good order, at our mailing address or, in limited circumstances described below, by telephone or fax at our administrative office. We may postpone payment of loans under certain conditions.

You may request a loan of up to $50,000 by telephone by calling us at our administrative office at 1-800-851-9777, Monday - Friday, between the hours of 8:30 a.m. - 7:00 p.m. Eastern Time . If you do not want the ability to request a loan by telephone, you should notify us in writing at our mailing address. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine. (Note: All loan requests must be submitted in good order to avoid a delay in processing your request.)

If your loan request is less than $500,000, then you may fax it to us at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)   If the loan request exceeds $500,000 or if the address of record has been changed in the past 10 days, we may reject your request or require a signature guarantee. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our mailing address or by calling us at 1-800-851-9777 and will be credited as of the date received.

At each Policy anniversary, we will compare the outstanding loan amount, including accrued loan interest, to the amount in the loan reserve account. At each such time, if the outstanding loan amount, including accrued loan interest, exceeds the amount in the loan reserve account, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve account, in the same manner as when a loan is made. If the amount in the loan reserve account exceeds the amount of the outstanding loan, including accrued loan interest, we will withdraw the difference from the loan reserve account and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. We reserve the right to require a transfer to the fixed account if the loans were originally transferred from the fixed account.

Loan Interest Spread

The Loan Interest Spread is the difference between the amount of interest we charge you for a loan (currently, an effective annual rate of 2.75%, guaranteed not to exceed 3.0%) and the amount of interest we credit to your loan reserve account (an effective annual rate of 2.0% guaranteed).   After offsetting the 2.0% interest we credit, the net cost of loans currently is 0.75% annually (1.0% maximum guaranteed). We may apply different loan interest rates to different parts of the loan. After the 10th Policy year, we will apply preferred loan charged rates on an amount equal to the cash value minus total premiums paid (less any cash withdrawals) and minus any outstanding loan amount including accrued loan interest.  The current preferred loan effective annual interest rate charged is 2.00% and is guaranteed not to exceed 2.25%.  On and after the insured’s attained age 111, all loans are considered preferred loans.

Loan Reserve Account Interest Rate Credited

We will credit the amount in the loan reserve account with interest at an effective annual rate of 2.0%.

Effect of Policy Loans

A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount, including accrued loan interest. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount in the loan reserve equal to the amount of the outstanding loan as of the last Policy anniversary plus any accrued interest . This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of cash value in the fixed account. Amounts transferred from the separate account to the loan reserve will reduce the value in the separate account and we will credit such amounts with an interest rate of 2.0% rather than a rate of return reflecting the investment results of the separate account.

We also currently charge interest on Policy loans at an effective annual rate of up to 2.75%.  Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.

There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

We will notify you (and any assignee of record) if a loan causes your net surrender value to reach zero. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

Policy Lapse and Reinstatement

Lapse

Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is a possibility that your Policy will lose value and lapse. Your Policy may lapse if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans, accrued loan interest, and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums (as discussed below) to offset the cost of the monthly deductions.

If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address according to our records and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the grace period. We pay the death benefit proceeds if an insured dies during the grace period.  If we do not receive the specified minimum payment by the end of the grace period, then all coverage under the Policy will terminate without value.

Reinstatement

We may reinstate a lapsed Policy within five years after the lapse. You may not reinstate the Policy if it has been surrendered for cash surrender value. Any reinstatement must be made during the lifetime of the insured. Before we reinstate the Policy we will require all of the following :

•
Submit a written application for reinstatement to our mailing address or fax your request to our administrative office at 1-727-299-1620. (If you send your request by fax, be sure to use the correct fax number.)

•	Provide evidence of insurability satisfactory to us.
•
Pay an amount sufficient to provide a net premium equal to any uncollected monthly deductions due up to the time of termination, plus two monthly deductions due in advance at the time of reinstatement.

The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the cash value at the time your Policy lapsed, plus any net premiums you pay at reinstatement, minus one monthly deduction. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement. We will not reinstate indebtedness (i.e., outstanding loans plus any accrued interest at the time your Policy lapsed).

Federal Income Tax Considerations

The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. This discussion is not intended as tax advice. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

Tax Status of the Policy

A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that the Policy should generally satisfy the applicable Code requirements.

In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings.  We believe that the Policy does not give you investment control over separate account assets.

In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

Tax Treatment of Policy Benefits

In General. We believe that the Policy described in this prospectus is a life insurance policy under Code Section 7702.  Section 7702 defines a life insurance policy for federal income tax purposes and places limits on the relationship of the cash value to the death benefit.  As life insurance policies, the death benefits of the policies are generally excludable from the gross income of the beneficiaries.  In the absence of any guidance from the IRS on the issue, we believe that providing an amount at risk after age 99 in the manner provided should be sufficient to maintain the excludability of the death benefit after age 99.  Lack of specific IRS guidance, however, makes the tax treatment of the death benefit after age 99 uncertain.  Also, any increase in cash value should generally not be taxable until received by you or your designee.  However, if your Policy is a modified endowment contract as defined in Code Section 7702A you may be taxed to the extent of gain in the Policy when you take a Policy loan, pledge or assign the Policy. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.

Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "MEC."  Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of outstanding indebtedness will be considered an amount distributed and will be taxed accordingly.

Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your registered representative will be notified. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium.

Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

•
All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

•
Loans taken from or secured by (e.g., by assignment) or pledges of such a Policy and increases in cash value secured by such loan or pledge are treated as distributions and taxed accordingly.  If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be treated as distributions and considered taxable.

•
A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59½ or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

•
If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, the IRS has the authority, but has not yet done so, to issue regulations providing that distributions from a Policy that are made within two years before the Policy becomes a MEC will also be taxed in this manner.

Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax.  Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax applicable to MECs.

Policy Loans.  Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding at and beyond the insured’s attained age 111, and with preferred loan rates, are less clear and a tax advisor should be consulted about such loans.

Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

Investment in the Policy.  Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

Withholding.  To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability.  The federal income tax withholding rate is generally 10% of the taxable amount of the distribution.  Withholding applies only if the taxable amount of all distributions is at least $200 during a taxable year.  Some states also require withholding for state income taxes.  With the exception of amounts that represent eligible rollover distributions from Pension Plans and 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions.  If the taxable distributions are delivered to foreign countries, U.S. persons may not elect out of withholding.  Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States.  The payment of death benefits is generally not subject to withholding.

Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any such arrangement, you should be sure to consult a tax advisor as to tax attributes of the arrangement and in its use of life insurance. In recent years, moreover, Congress and the IRS have adopted new rules relating to nonqualified deferred compensation and to life insurance owned by businesses and life insurance used in split-dollar arrangements.  The IRS has recently issued new guidance regarding concerns in the use of life insurance in employee welfare benefit plans, including, but not limited to, the deduction of employer contributions and the status of such plans as listed transactions.  Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor. Recent legislation under Section 101(j) of the Internal Revenue Code has imposed notice, consent and other provisions on policies owned by employers and certain of their affiliates, owners and employees in order to receive death benefits tax-free and inserted additional tax reporting requirements.

Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

Living Benefit Rider (an Accelerated Death Benefit). We believe that the single-sum payment we make under this rider should be fully excludable from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.

Continuation of Policy Beyond Age 100.  The tax consequences of continuing the Policy beyond the insured’s attained age 100 are unclear and may include taxation of the gain in the Policy or the taxation of the death benefit in whole or in part.  You should consult a tax advisor if you intend to keep the Policy in force beyond the insured’s attained age 100.

Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes. Special Rules for Pension Plans and Section 403(b) Arrangements.  If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state income and estate tax consequences could differ from those stated in this prospectus.  The purchase may also affect the qualified status of the plan.  You should consult a qualified tax advisor in connection with such purchase. Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans.  You should consult a qualified advisor regarding ERISA.

Please Note:

•
Foreign Account Tax Compliance Act (“FATCA”). The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Additional documentation may be required with respect to entity purchasers (including foreign corporations, partnerships, and trusts) that are not U.S. residents, and additional withholding may be imposed if such documentation is not provided.   Prospective purchasers are advised to consult with a qualified tax adviser regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

•
In 2001, Congress enacted the Economic Growth and Tax Relief Reconciliation Act of 2001 (“EGTRRA”), which modified the estate, gift and generation-skipping transfer taxes through 2009 and eliminated the estate tax (but not the gift tax) and replaced it with a carryover basis income tax regime for estates of decedents dying in 2010, and also eliminated the generation-skipping transfer tax for transfers made in 2010.  The 2010 Taxpayer Relief Act generally extended the EGGTRA provisions existing in 2009 and reunified the estate and gift transfer taxes for 2011 and 2012.    The American Taxpayer Relief Act of 2012 made permanent certain of the changes to the estate, gift and generation-skipping transfer taxes.  This recent history of changes in these important tax provisions underscores the importance of seeking guidance from a qualified advisor to help ensure that your estate plan adequately addresses your needs and that of your beneficiaries under all possible scenarios .

Other Policy Information

Settlement Options

If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum by check or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $100, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the  payment specified under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

Under any settlement option, the dollar amount of each payment will depend on four things:

•	The amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death.
•	The interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 2.0%).
•	The mortality tables we use.
•	The specific payment option(s) you choose.

Option 1--Equal Monthly Installments for a Fixed Period	•	We will pay the proceeds, plus interest, in equal monthly installments for a fixed period of your choice, but not longer than 240 months.
	•	We will stop making payments once we have made all the payments for the period selected.

Option 2--Equal Monthly Installments for Life (Life Income)	At your or the beneficiary's direction, we will make equal monthly installments:
	•	Only for the life of the payee, at the end of which payments will end; or
	•	For the longer of the payee's life, or for 10 years if the payee dies before the end of the first 10 years of payments; or
	•	For the longer of the payee's life, or until the total amount of all payments we have made equals the proceeds that were applied to the settlement option.

Option 3--Equal Monthly Installments for the Life of the Payee and then to a Designated Survivor (Joint and Survivor)	•	We will make equal monthly payments during the joint lifetime of two persons, first to a chosen payee, and then to a co-payee, if living, upon the death of the payee.
	•	Payments to the co-payee, if living, upon the payee's death will equal either:
> The full amount paid to the payee before the payee's death; or
> Two-thirds of the amount paid to the payee before the payee's death.
	•	All payments will cease upon the death of the co-payee.

Payments We Make

We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our administrative office. However, we can postpone such payments if any of the following occur:

•	The NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC.
•	The SEC permits, by an order, the postponement for the protection of policyowners.
•	The SEC determines that an emergency exists that would make the disposal of securities held in the separate account, or the determination of their value, not reasonably practicable.

In addition, pursuant to SEC rules,  if the Transamerica AEGON Money Market VP portfolio or the ProFund VP Money Market portfolio suspends payment of redemption proceeds in connection with a liquidation of such portfolio, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the Transamerica AEGON Money Market subaccount or the ProFund VP Money Market subaccount until the portfolio is liquidated.

If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators.  We may also be required to provide additional information about you or your account to governmental regulators.

Split Dollar Arrangements

You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., net surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the net surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the net surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our mailing address. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

T he Sarbanes-Oxley Act  (the “Act”) was enacted in 2002 .  The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers.  It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

Although the prohibition on loans of publicly-traded companies was generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, as long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002.  Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

In addition, the IRS issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department issued final regulations that would significantly affect the tax treatment of such arrangements.  The IRS guidance and the final regulations affect all split dollar arrangements, not just those involving publicly-traded companies.  Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

Policy Termination

Your Policy will terminate on the earliest of:

•	The date the Policy lapses.
•	The date we receive (in good order) your written request to surrender or terminate; or
•	The date of the insured’s death.

Assignment of the Policy

You may assign your Policy by filing a written request with us.  We will not be bound by any assignment until we record it in our records.  Unless otherwise specified by you, the assignment will then take effect on the date the assignment is signed by you, subject to any payments made or actions taken by us prior to our recording of the assignment.  We assume no responsibility for the validity or effect of any assignment of the Policy or of any interest in it.  Any death benefit which becomes payable to an assignee will be payable in a single sum and will be subject to proof of the assignee’s interest and the extent of the assignment.

Supplemental Benefit (Rider)

The following supplemental benefit (rider) is available and will be issued automatically to your Policy.  We do not assess an administrative charge for this rider ; if the rider is exercised, however, we will reduce the single-sum benefit by a discount factor, however, to compensate us for expected lost income as a result of early payment of the death benefit. The rider available with your Policy does not build cash value. Certain benefits and features of this rider may vary by state; and it may be available under a different name in some states. Adding this supplemental benefit to an existing Policy, or canceling it, may have tax consequences. You should consult a tax advisor before doing so.

Living Benefit Rider (an Accelerated Death Benefit)

This rider allows us to pay all or a portion of the death benefit once we receive proof, in good order, at our mailing address that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

We will pay a single-sum benefit equal to:

•	The death benefit on the date we pay the single-sum benefit; multiplied by
•	The percentage of the death benefit you elect to receive (“election percentage”); divided by
•	1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) (“discount factor”); minus
•	Any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:
•	The death benefit available under the Policy once we receive satisfactory proof that the insured is ill.

A single-sum benefit may not exceed $500,000.

You select the election percentage . It may not be greater than 100%.

The rider terminates at the earliest of:

•	The date the Policy terminates.
•	The date a settlement option takes effect.
•	The date we pay a single-sum benefit.
•	The date you terminate the rider.

We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

We do not assess an administrative charge for this rider; if the rider is exercised, however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit.  The terms of this rider may vary depending on a state’s insurance law requirements.

For example, suppose before the owner elects the single sum benefit, a Policy has a $1,000,000 death benefit and a $10,000 loan balance.  Suppose that the current yield on 90-day Treasury bills is 6.00% and the Policy loan interest rate is 2.75%.  Because the greater of these is 6%, that is the interest rate that will be used to discount the single sum benefit.  The owner elects to accelerate 50% of the death benefit, so the single sum benefit equals $466,698, which is ($1,000,000 x 0.50/ 1.06) - ($10,000 x 0.50).  After the acceleration, the remaining death benefit is $500,000, which is 50% of $1,000,000, and all Policy values will be reduced by 50%.

NOTE:                          Before adding this rider to an existing Policy or requesting payment under the rider , you should consult a tax advisor to discuss the tax consequences of doing so.

Additional Information

Unclaimed or Abandoned Property

Every state has unclaimed property laws that generally provide for escheatment to the state of unclaimed property (including proceeds of annuity, life and other insurance policies) under various circumstances. In addition to the state unclaimed property laws, we may be required to escheat property pursuant to regulatory demand, finding, agreement or settlement. To help prevent such escheatment, it is important that you keep your contact and other information on file with us up to date, including the names, contact information and identifying information for owners, insureds, annuitants, beneficiaries and other payees. Such updates should be communicated in a form and manner satisfactory to us.

Sending Forms and Written Requests in Good Order

We cannot process your instructions to process a transaction relating to the Policy until we have received your instructions, in good order, at our mailing address (or our administrative office or website, as appropriate).  "Good order" means the actual receipt by us of the instructions relating to a transaction in writing or, when appropriate, by telephone or facsimile, or electronically, along with all forms, information and supporting legal documentation (including any required spousal or joint owner's consents) we require in order to effect the transaction.  To be in "good order," instructions must be sufficiently clear so that we do not need to exercise any discretion to follow such instructions.

Sale of the Policies

Distribution and Principal Underwriting Agreement.  TCI, our affiliate, serves as principal underwriter for the Policies pursuant to  the terms of a principal underwriting and distribution agreement with TCI for the distribution and  for sale of the Policies.  We reimburse TCI for certain expenses it incurs in order to pay for the distribution of the Policies.

Compensation to Broker-Dealers Selling the Policies.  The Policies are offered to the public through broker-dealers ("selling firms") that are licensed under the federal securities laws; the selling firm and/or its affiliates are/is also licensed under state insurance laws.  The selling firms have entered into written selling agreements with us and with TCI as principal underwriter for the Policies. We pay commissions through TCI to the selling firms for their sale of the Policies.

A limited number of affiliated and unaffiliated broker-dealers, including TFA, may also be paid commissions and overrides to “wholesale” the Policies, that is, to provide sales support and training to sales representatives at selling firms.  We may also provide compensation to a limited number of broker-dealers for providing ongoing service in relation to Policies that have already been purchased.

If you are purchasing the product through an investment advisor, you would be responsible for paying (to the advisory firm) any additional advisory fee charged under the investment advisory agreement that you have with your investment advisor.

To the extent permitted by FINRA rules, Western Reserve, TFA ,TCI and other affiliated parties may pay (or allow other broker-dealers to provide) promotional incentives or payments in the form of cash or non-cash compensation or reimbursement to some, but not all, selling firms, and their sales representatives. These arrangements, which may be referred to as “revenue sharing” are described further below.

The sales representative who sells you the Policy typically receives a portion of the compensation we (and our affiliates) pay to the selling firm, depending on the agreement between the selling firm and its sales representative and the firm’s internal compensation program.  These programs may include other types of cash and non-cash compensation and other benefits. Ask your sales representative for further information about the compensation your sales representative, and the selling firm that employs your sales representative, may receive in connection with your purchase of a Policy.  Also inquire about any revenue sharing arrangements that we and our affiliates may have with the selling firm, including the conflicts of interests that such arrangements may create.

Special Compensation for Affiliated Wholesaling and Selling Firms.  Our parent company provides paid-in capital to TCI and pays the cost of TCI’s operating and other expenses, including costs for facilities, legal and accounting services, and other internal administrative functions. Western Reserve’s main distribution channel is TFA, an affiliate, which sells Western Reserve products.  (Note: Effective January 6, 2012, our affiliate, World Group Securities (“WGS”) merged with TFA.)

Western Reserve covers the cost of TFA’s various facilities, third-party services and internal administrative functions, including employee salaries, sales representative training and computer systems that are provided directly to TFA.  These facilities and services are necessary for TFA’s administration and operation, and Western Reserve is compensated by TFA for these expenses based on TFA’s usage.  In addition, Western Reserve and other affiliates pay for certain sales expenses of TFA, including the costs of preparing and producing prospectuses and sales promotional materials for the Policy.

Sales representatives and their managers at TFA may receive directly or indirectly additional cash benefits and non-cash compensation or reimbursements from us or our affiliates.  Additional compensation or reimbursement arrangements may include payments in connection with TFA’s conferences or seminars, sales or training programs for invited selling representatives and other employees, seminars for the public, trips (such as travel, lodging and meals in connection therewith), entertainment, merchandise and other similar items, and payments, loans or loan guaranties to assist a firm or representative in connection with systems, operating, marketing and other business expenses.  The amounts may be significant and may provide us with increased access to the sales representatives.

In addition, TFA’s managers and/or sales representatives who meet certain productivity standards may be eligible for additional compensation.  Sales of the Policies by affiliated selling firms may help sales representatives and/or their managers qualify for certain cash or non-cash benefits, and may provide such persons with special incentive to sell our Policies.  For example, TFA’s sales representatives, general agents, marketing directors and supervisors may be eligible to participate in a voluntary stock purchase plan that permits participants to purchase stock of AEGON N.V. (Western Reserve’s ultimate parent) by allocating a portion of the commissions they earn to purchase such shares.  A portion of the contributions of commissions by TFA’s representatives may be matched by TFA.  TFA’s sales representatives may also be eligible to participate in a stock option and award plan.  Sales representatives who meet certain production goals will be issued options on the stock of AEGON N.V.

Additional Compensation that We Pay to Selected Selling Firms.  We may pay certain selling firms additional cash amounts for “preferred product” treatment of the Policies in their marketing programs in order to receive enhanced marketing services and increased access to their sales representatives.  In exchange for providing us with access to their distribution network, such selling firms may receive additional compensation or reimbursement for, among other things, the hiring and training of sales personnel, marketing, sponsoring of conferences and seminars, and/or other services they provide to us and our affiliates.  To the extent permitted by applicable law, we and other parties may allow other non-cash incentives and compensation to be paid to these selling firms.  These special compensation arrangements are not offered to all selling firms and the terms of such arrangements may differ among selling firms.

Special compensation arrangements are calculated in different ways by different selling firms and may be based on past or anticipated sales of the Policies or other criteria.  Overrides were offered as incentives to TFA and Life Investors Financial Group in 201 2 .

No specific charge is assessed directly to policyowners or the separate account to cover commissions and other incentives or payments described above.  We do intend to recoup commissions and other sales expenses and incentives we pay, however, through fees and charges deducted under the Policy and other corporate revenue.

You should be aware that a selling firm or its sales representatives may receive different compensation or incentives for selling one product over another.  In some cases, these differences may create an incentive for the selling firm or its sales representatives to recommend or sell th e Policy to you.  You may wish to take such incentives into account when considering and evaluating any recommendation relating to the Policies.

Legal Proceedings

We, like other life insurance companies, are subject to regulatory and legal proceedings, including class action lawsuits, in the ordinary course of our business.  Such legal and regulatory matters include proceedings specific to us and other proceedings generally applicable to business practices in the industry in which we operate.  In some lawsuits and regulatory proceedings involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation or regulatory proceeding cannot be predicted with certainty, at the present time, we believe that there are no pending or threatened proceedings or lawsuits that are likely to have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

We are currently being audited on behalf of multiple states' treasury and controllers' offices for compliance with laws and regulations concerning the identification, reporting and escheatment of unclaimed benefits or abandoned funds. The audits focus on insurance company processes and procedures for identifying unreported death claims, and their use of the Social Security Master Death File to identify deceased Policy and contract holders. In addition, we are the subject of multiple state Insurance Department inquiries and market conduct examinations with a similar focus on the handling of unreported claims and abandoned property. The audits and related examination activity may result in additional payments to beneficiaries, escheatment of funds deemed abandoned, administrative penalties and changes in our procedures for the identification of unreported claims and handling of escheatable property. We do not believe that any regulatory actions or agreements that result from these examinations will have a material adverse impact on the separate account, on TCI’s ability to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Policy.

Financial Statements

The financial statements of Western Reserve and the separate account are included in the SAI.

Glossary

accounts	The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

administrative office
Our administrative office address is 570 Carillon Parkway, St. Petersburg, Florida, 33716.  Our phone number is 1-800-851-9777; our facsimile numbers are 1-727-299-1648 (for subaccount transfers only); and 1-727-299-1620 (for all other fax requests).  Our administrative office serves as the recipient of all website (www.westernreserve.com), telephonic and facsimile transactions, including, but not limited to transfer requests and premium payments made by wire transfer and through electronic credit and debit transactions (e.g., payments through direct deposit, debit transfers, and forms of e-commerce payments). Our hours are Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern Time .  Please do not send any checks, claims, correspondence or notices to this office; send them to the mailing address.

attained age	The issue age of the person insured, plus the number of completed years since the Policy date (for the initial specified amount) or since the date of each increase in specified amount.

beneficiary(ies)	The person or persons you select to receive the death benefit proceeds from the Policy. You name the primary beneficiary and contingent beneficiary(ies).

cash value
At the end of any valuation period, the sum of your Policy's value in the subaccounts and the fixed account. If there is a Policy loan outstanding, then the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds
The amount we will pay to the beneficiary(ies) on the insured's death. The death benefit proceeds are reduced by any outstanding loan amount, including accrued interest, and, if the insured dies during the grace period, any charges that are due and unpaid.

fixed account
An allocation option other than the separate account to which you may allocate net premiums and cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate.  The fixed account is part of our general account.

free-look period
The period during which you may return the Policy and receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds	Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts.

good order
An instruction that is received by the Company that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction.  All orders to process a withdrawal request, a loan request, a request to surrender your Policy, a fund transfer request, or a death benefit claim must be in good order.

indebtedness	Outstanding loans plus any accrued interest at the time your Policy lapsed.

in force	While coverage under the Policy is active and the insured's life remains insured.

initial premium	The amount you must pay before insurance coverage begins under the Policy. The initial premium is shown on the schedule pages of your Policy.

insured	The person whose life is insured by the Policy.

issue age
The insured's age on his or her birthday on or before the Policy date. When you increase the Policy’s specified amount of insurance coverage, the issue age for the new layer of specified amount coverage is the insured’s age on his or her birthday on or before the date that the increase in specified amount takes effect.  This age may be different from the attained age on other layers of specified amount coverage.

lapse
When life insurance coverage ends and the Policy terminates because you do not have enough net surrender value in the Policy to pay the monthly deductions and any outstanding loan amount, including accrued loan interest, and you have not made a sufficient payment by the end of a grace period.

loan reserve account	A part of the fixed account to which amounts are transferred as collateral for Policy loans.

mailing address
Our mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa, 52499.  All premium payments, loan repayments made by check, and all claims, correspondence and notices must be sent to this address.

Monthiversary
This is the day of each month when we determine Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deductions
The monthly cost of insurance, plus the portion of the monthly deduction for benefits provided by optional riders attached to the Policy, if any, which are deducted from the Policy’s cash value on each Monthiversary.

mortality and expense risk charge	This charge is a daily deduction from each subaccount that is taken before determining the unit value of that subaccount.

net premium	The part of your premium that we allocate to the fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge.

net surrender value
The amount we will pay you if you surrender the Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value minus any outstanding loan amount and minus any accrued loan interest.

NYSE	The New York Stock Exchange.

planned periodic premium	A premium payment you make in a level amount at a fixed interval over a specified period of time.

Policy	The WRL Freedom Asset Advisor variable life insurance policy without any supplemental riders (benefits).

Policy date
The date, generally when our underwriting process is complete, full life insurance coverage goes into effect, the initial premium payment has been received, and we begin to take the monthly deductions.  If you request, we may backdate a Policy by assigning a Policy date earlier than the date the Policy is issued. We measure Policy months, years, and anniversaries from the Policy date.

portfolio	One of the separate investment portfolios of a fund.

premium expense charge	The charge that is deducted from each premium payment before determining the net premium that will be credited to the cash value.

premiums	All payments you make under the Policy other than loan repayments.

reallocation account	That portion of the fixed account where we hold the net premium(s) from the record date until the reallocation date.

reallocation date
 The date we reallocate all cash value held in the reallocation account to the fixed account and/or subaccounts you selected on your application. We place your net premium in the reallocation account (or as mandated by state law) only if your state requires us to return the full premium in the event you exercise your free-look right. In those states we set the reallocation date to coincide with the free-look period that is applicable to your Policy plus a margin of five days for Policy delivery. In all other states, the reallocation date is the later of the policy date or the record date.

record date	The date we record your Policy on our books and your Policy is issued. The record date is generally the Policy date, unless the Policy is backdated.

separate account
The WRL Series Life Account G is a separate investment account that is divided into subaccounts. We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount (may be referred to as “face amount” in riders)
The initial specified amount of life insurance that you have selected is shown on the Policy's schedule pages that you receive when the Policy is issued. The specified amount in force (also referred to as current specified amount) is the initial specified amount, adjusted for any increases or decreases in the Policy's specified amount. Other events such as a request to increase or decrease the specified amount, change in death benefit option or a cash withdrawal (if you choose death benefit Option A or if you choose death benefit Option C and the insured is attained age 71 or greater) may also affect the specified amount in force.

subaccount	A subdivision of the separate account that invests exclusively in shares of one investment portfolio of a fund.

termination	When the insured's life is no longer insured under the Policy and neither the Policy (nor any rider) is in force.

valuation date
Each day the New York Stock Exchange is open for normal trading. Western Reserve is open for business whenever the New York Stock Exchange is open.  Please Note: Any day that Western Reserve is open for business, but the New York Stock Exchange is not open for normal trading, is considered a valuation date.

valuation period
The period of time over which we determine the change in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our, the Company , WRL (Western Reserve)	Western Reserve Life Assurance Co. of Ohio.

written notice
The written notice you must sign and send us to request or exercise your rights as owner under the Policy. To be complete and in good order, it must: (1) be in a form we accept ; (2) contain the information and documentation that we determine we need to take the action you request ; and (3) be received at our mailing address.

you, your (owner or policyowner)	The person entitled to exercise all rights as owner under the Policy.

Appendix A
Illustrations

The following illustrations show how certain values under a sample Policy would change with different rates of fictional investment performance over an extended period of time.  In particular, the illustrations show how the death benefit, cash value, and net surrender value under a Policy issued to an insured of a given age, would change over time if the premiums indicated were paid and the return on the assets in the subaccounts were a uniform gross annual rate (before any expenses) of 0%, 6% or 10%.  These illustrations also assume some premium allocation to the fixed account. The tables illustrate Policy value that would result based on assumptions that you pay the premiums indicated, you do not change your specified amount, and you do not take any cash withdrawals or Policy loans.  The values under the Policy will be different from those shown even if the returns averaged 0%, 6% or 10%, but fluctuated over and under those averages throughout the years shown.

The first illustration that follows is based on a Policy for an insured who is a 45 -year-old male in the Preferred Elite non-tobacco rate class (the “representative insured”), annual premium paid on the first day of the first four Policy years of $ 60 ,000 with no premium paid thereafter, a $1,300,000 initial specified amount and death benefit Option A.  That illustration also assumes cost of insurance charges based on our current cost of insurance rates for the representative insured.  Generally, the cost of insurance rises with advancing age.

The second illustration that follows is based on the same factors as those reflected in the first illustration, except the cost of insurance charges are based on the guaranteed cost of insurance rates and expenses (based on the Commissioners 2001 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables).

The amounts shown in the illustrations for the death benefits, cash values and net surrender values take into account the amount and timing of all Policy, subaccount and portfolio fees assessed under the Policy.  The current illustration uses the current charges, and the guaranteed illustration uses the guaranteed charges.  These charges are:

(1)
the daily charge for assuming mortality and expense risks assessed against each subaccount.  This charge is currently equivalent to an annual charge of 0.50% of the average net assets of the subaccounts.   We guarantee this charge will not be more than 1.00%.

(2)
estimated daily expenses equivalent to an effective arithmetic average annual expense level of 1.26% of the portfolios’ gross average daily net assets.  The 1.26% gross average portfolio expense level assumes an equal allocation of amounts among the 67   subaccounts available to new investors.  We used annualized actual audited expenses incurred during 201 2 for the portfolios to calculate the gross average annual expense level; and

(3)	the premium expense charge (0% Current; 2% Guaranteed, except for residents of Puerto Rico) of all premium payments.

The hypothetical returns shown in the tables are provided only to illustrate the mechanics of a hypothetical policy and do not represent past or future investment rates of return.  Tax charges that may be attributable to the separate account are not reflected because we are not currently assessing such charges.  If tax charges are deducted in the future, the separate account would have to earn a sufficient amount in excess of 0%, 6% or 10% or cover any tax charges to produce after tax returns of 0%, 6% or 10%.  Your actual rates of return for a particular Policy likely will be more or less than the hypothetical investment rates of return.  The actual return on your cash value will depend on factors such as the amounts you allocate to particular portfolios, the amounts deducted for the Policy’s monthly charges and other charges, the portfolios’ expense ratios, and your loan and withdrawal history, in addition to the actual investment experience of the portfolios.

We will furnish the owner, upon request, a personalized illustration reflecting the proposed insured’s age, gender, risk classification and desired Policy features.  Contact your registered representative or our administrative office.  (See prospectus back cover – “Inquiries.”)

WRL FREEDOM ASSET ADVISOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 45
Specified Amount   $1,300,000                                                                                                           Preferred Elite Class
Annual Premium                                 $ 60 ,000 for 3 years                                                                                     Option Type A
Using Current Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)
1	1,300,000	1,300,000	1,300,000	58,358	61,940	64,328
2	1,300,000	1,300,000	1,300,000	115,473	126,287	133,735
3	1,300,000	1,300,000	1,300,000	171,400	193,183	208,686
4	1,300,000	1,300,000	1,300,000	167,200	200,180	224,685
5	1,300,000	1,300,000	1,300,000	162,873	207,286	241,826
6	1,300,000	1,300,000	1,300,000	158,406	214,495	260,197
7	1,300,000	1,300,000	1,300,000	153,778	221,792	279,889
8	1,300,000	1,300,000	1,300,000	148,986	229,180	301,017
9	1,300,000	1,300,000	1,300,000	144,007	236,644	323,691
10	1,300,000	1,300,000	1,300,000	138,804	244,157	348,018
15	1,300,000	1,300,000	1,300,000	107,933	281,228	499,142
20	1,300,000	1,300,000	1,300,000	62,627	311,856	715,367
25	*	1,300,000	1,300,000	*	328,377	1,035,740
59 30 (Age 75)	*	1,300,000	1,629,829	*	310,562	1,523,205
35 (Age 80)	*	1,300,000	2,359,459	*	221,757	2,247,103
40 (Age 85)	*	*	3,465,074	*	*	3,300,071
45 (Age 90)	*	*	5,053,831	*	*	4,813,172
50 (Age 95)	*	*	7,109,981	*	*	7,039,585
55 (Age 100)	*	*	10,458,900	*	*	10,458,900
60 (Age 105)	*	*	15,459,724	*	*	15,306,658
65 (Age 110)	*	*	22,551,971	*	*	22,328,684
70(Age 115)	*	*	33,374,516	*	*	33,044,076

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)	End of Policy Year	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)
1	58,358	61,940	64,328	20	62,627	311,856	715,367
2	115,473	126,287	133,735	25	-	328,377	1,035,740
3	171,400	193,183	208,686	30 (Age 75)	*	310,562	1,523,205
4	167,200	200,180	224,685	35 (Age 80)	*	221,757	2,247,103
5	162,873	207,286	241,826	40 (Age 85)	*	*	3,300,071
6	158,406	214,495	260,197	45 (Age 90)	*	*	4,813,172
7	153,778	221,792	279,889	50 (Age 95)	*	*	7,039,585
8	148,986	229,180	301,017	55 (Age 100)	*	*	10,458,900
9	144,007	236,644	323,691	60 (Age 105)	*	*	15,306,658
10	138,804	244,157	348,018	65 (Age 110)	*	*	22,328,684
15	107,933	281,228	499,142	70(Age 115)	*	*	33,044,076

* In the absence of an additional payment, the Policy would lapse.

WRL FREEDOM ASSET ADVISOR
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE
HYPOTHETICAL ILLUSTRATIONS
MALE ISSUE AGE 45
Specified Amount   $1,300,000                                                                                                           Preferred Elite Class
Annual Premium                                    $ 60 ,000 for 3 years                                                                                     Option Type A
Using Guaranteed Cost of Insurance Rates
	DEATH BENEFIT Assuming Hypothetical Gross and Net Annual Investment Return of			CASH VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)
1	1,300,000	1,300,000	1,300,000	54,475	57,909	60,199
2	1,300,000	1,300,000	1,300,000	107,578	117,852	124,933
3	1,300,000	1,300,000	1,300,000	159,407	179,986	194,643
4	1,300,000	1,300,000	1,300,000	152,404	183,283	206,260
5	1,300,000	1,300,000	1,300,000	145,322	186,497	218,598
6	1,300,000	1,300,000	1,300,000	138,092	189,558	231,653
7	1,300,000	1,300,000	1,300,000	130,631	192,381	245,412
8	1,300,000	1,300,000	1,300,000	122,860	194,881	259,866
9	1,300,000	1,300,000	1,300,000	114,706	196,977	275,018
10	1,300,000	1,300,000	1,300,000	106,029	198,519	290,813
15	1,300,000	1,300,000	1,300,000	53,258	195,603	380,848
20	*	1,300,000	1,300,000	*	162,235	491,138
25	*	1,300,000	1,300,000	*	69,284	625,805
60 30 (Age 75)	*	*	1,300,000	*	*	797,198
35 (Age 80)	*	*	1,300,000	*	*	1,034,607
40 (Age 85)	*	*	1,506,635	*	*	1,434,890
45 (Age 90)	*	*	2,108,143	*	*	2,007,756
50 (Age 95)	*	*	2,851,426	*	*	2,823,194
55 (Age 100)	*	*	4,098,507	*	*	4,098,507
60 (Age 105)	*	*	5,888,665	*	*	5,830,362
65 (Age 110)	*	*	8,330,652	*	*	8,248,170
70(Age 115)	*	*	12,021,628	*	*	11,902,602

	NET SURRENDER VALUE Assuming Hypothetical Gross and Net Annual Investment Return of
End of Policy Year	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)	End of Policy Year	0% (Gross) -1.26% (Net)	6% (Gross) 4.74% (Net)	10% (Gross) 8.74% (Net)
1	54,475	57,909	60,199	20	-	162,235	491,138
2	107,578	117,852	124,933	25	-	69,284	625,805
3	159,407	179,986	194,643	30 (Age 75)	*	*	797,198
4	152,404	183,283	206,260	35 (Age 80)	*	*	1,034,607
5	145,322	186,497	218,598	40 (Age 85)	*	*	1,434,890
6	138,092	189,558	231,653	45 (Age 90)	*	*	2,007,756
7	130,631	192,381	245,412	50 (Age 95)	*	*	2,823,194
8	122,860	194,881	259,866	55 (Age 100)	*	*	4,098,507
9	114,706	196,977	275,018	60 (Age 105)	*	*	5,830,362
10	106,029	198,519	290,813	65 (Age 110)	*	*	8,248,170
15	53,258	195,603	380,848	70(Age 115)	*	*	11,902,602
* In the absence of an additional payment, the Policy would lapse.

Prospectus Back Cover

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, net surrender value and cash value. These hypothetical illustrations will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations are not a representation or guarantee of investment returns or cash value.

Inquiries

To learn more about the Policy, you should read the SAI dated the same date as this prospectus.  The SAI has been filed with the SEC and is incorporated herein by reference.

For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your registered representative, or send it to our mailing address at:

Western Reserve Life
4333 Edgewood Rd. NE
Cedar Rapids, Iowa 52499
1-800-851-9777
Facsimile: 1-727-299-1620
(Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern Time )
www.westernreserve.com

More information about the Registrant (including the SAI) may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C.  For information on the operation of the Public Reference Room, please contact the SEC at 202-551-8090.  You may also obtain copies of reports and other information about the Registrant on the SEC’s website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 100 F Street, NE, Washington, D.C. 20549. The Registrant’s file numbers are listed below.

TCI serves as the principal underwriter for the Policies.  More information about TCI is available at http://www.finra.org or by calling 1-800-289-9999.  You also can obtain an investor brochure from the Financial Industry Regulatory Authority (“FINRA”) describing its Public Disclosure Program.

SEC File No. 333-149386

05/201 3

PART B

INFORMATION REQUIRED IN A
STATEMENT OF ADDITIONAL INFORMATION

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2013                                                                                                        WRL FREEDOM ASSET ADVISOR
issued through
WRL Series Life Account G
by
Western Reserve Life Assurance Co. of Ohio

Administrative Office:
570 Carillon Parkway
St. Petersburg, Florida 33716
Please direct transactions, claim forms, payments and other correspondence and notices as follows:

Transaction Type	Direct or Send to
Telephonic Transaction	1-727- 299-1800 or 1-800-851-9777 (toll free)
Facsimile Transaction	1-727-299-1648 (subaccount transfers only) 1-727-299-1620 (all other facsimile transactions)
Electronic Transaction	www.westernreserve.com
All payments made by check, and all claims, correspondence and notices	Mailing Address: 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499

This Statement of Additional Information (“SAI”) expands upon subjects discussed in the current prospectus for the WRL Freedom Asset Advisor, a flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2013, by calling our administrative office at 1-800-851-9777 (Monday – Friday from 8:30 a.m. – 7:00 p.m. Eastern time), or by writing to the mailing address at, Western Reserve Life, 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.  The prospectus sets forth information that a prospective investor should know before investing in a Policy.  Terms used in this SAI have the same meanings as in the prospectus for the Policy.

This SAI is not a prospectus and should be read only in conjunction with the prospectuses for the Policy and the Transamerica Series Trust – Initial Class, the Fidelity Variable Insurance Products  – Service Class 2 Shares, the ProFunds, the Access One Trust, the AllianceBernstein Variable Products Series Fund, and the Franklin Templeton Variable Insurance Products Trust.

Table of Contents
The Policy – General Provisions
Ownership Rights
Our Right to Contest the Policy
Suicide Exclusion
Misstatement of Age or Gender
Modifying the Policy
Mixed and Shared Funding
Addition, Deletion, or Substitution of Portfolios
Additional Information
Additional Information about Western Reserve and the Separate Account
Legal Matters
Variations in Policy Provisions
Personalized Illustrations of Policy Benefits
Sale of the Policies
Reports to Owners
Records
Independent Registered Public Accounting Firm
Experts
Underwriters
Underwriting Standards
Performance Data
Other Performance Data in Advertising Sales Literature
Western Reserve's Published Ratings
Hypothetical In Force Illustration
Financial Statements
WRL Series Life Account:
Western Reserve Life Assurance Co. of Ohio
Appendix A
1 1 2 2 2 2 2 3 4 4 4 4 4 5 5 5 6 6 6 6 6 6 7 7 7 S-1 G-1

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

The Policy – General Provisions

Ownership Rights

The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

Changing the Owner	•	Change the owner by providing written notice, in good order, at our mailing address at any time while the insured is alive and the Policy is in force.
	•	Change is effective as of the date that the written notice is accepted by us, in good order, at our mailing address.
	•	Changing the owner does not automatically change the beneficiary.
	•	Changing the owner may have tax consequences. You should consult a tax advisor before changing the owner.
	•	We are not liable for payments we made before we received the written notice at our mailing address.

Choosing the Beneficiary •		The owner designates the beneficiary (the person to receive the death benefit when the insured dies) in the application.
•		If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.
•		If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.
•		If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

Changing the Beneficiary	•	The owner changes the beneficiary by providing written notice to us, in good order, at our mailing address.
	•	Change is effective as of the date the owner signs the written notice.
	•	We are not liable for any payments we made before we received the written notice at our mailing address.

Assigning the Policy	•	The owner may assign Policy rights while the insured is alive.
	•	The owner retains any ownership rights that are not assigned.
	•	Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.
	•	Claims under any assignment are subject to proof of interest and the extent of the assignment.
	•	We are not:
> bound by any assignment unless we receive a written notice of the assignment at our mailing address;
> responsible for the validity of any assignment;
> liable for any payment we made before we received written notice of the assignment at our mailing address; or
> bound by any assignment which results in adverse tax consequences to the owner, insured(s) or beneficiary(ies).

•	Assigning the Policy may have tax consequences. You should consult a tax advisor before assigning the Policy.

Our Right to Contest the Policy

In issuing the Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy for two years from the Policy date.  For any portion of the specified amount that is issued as a result of a conversion, the contestability period is measured from the later of the policy date of the policy that was converted or the latest effective date of reinstatement of the converted policy.

A new two year contestability period shall apply to each increase in specified amount that requires evidence of insurability, beginning on the effective date of each increase and will apply only to statements made in the application for the increase.

In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy, or requested increase that requires evidence of insurability, has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

Suicide Exclusion

If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.  For any portion of the specified amount that is issued as a result of a conversion, the suicide period is measured from the later of the Policy date of the Policy that was converted or the latest effective date of reinstatement of the converted policy.

If the insured commits suicide, while sane or insane, within two years from the effective date of any increase in specified amount that requires evidence of insurability, our liability with respect to such increase will be limited to its cost of insurance charges.

Misstatement of Age or Gender

If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

Modifying the Policy

Only our President or Secretary may modify the Policy or waive any of our rights or requirements under the Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in the Policy.

If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

Mixed and Shared Funding

 Shares of the portfolios are sold to other separate accounts that we (or our affiliates) establish to support other variable annuity contracts and variable life insurance policies we (or our affiliates) issue.  Shares of some portfolios are also sold to separate accounts of unaffiliated life insurance companies.  It is possible in the future that you may be disadvantaged when the separate account invests in a portfolio that also (1) invests in separate accounts of unaffiliated life insurance companies, and (2) invests in separate accounts (including those of our affiliates) funding variable annuity contracts.

Neither we nor the funds currently foresee that you would be disadvantaged in this manner.  Each fund’s board of directors/trustees monitors its fund to identify any material conflicts that may arise between the interests of owners of variable annuity contracts and those of owners of variable life insurance policies, as well as between the interests of owners of contracts issued by different unaffiliated life insurance companies (“material conflicts”).  Such boards of directors/trustees are obligated to determine what action, if any, must be taken to resolve any material conflicts that arise.  Such action could include requiring the separate account, or separate accounts of affiliated or unaffiliated insurance companies, to withdraw their investments in a portfolio and such withdrawals could have adverse consequences to owners.  In addition, we have entered into an agreement with each fund on behalf of the separate account governing the separate account’s investment in that fund’s portfolios (the “participation agreement”).  The participation agreement contains provisions designed to protect owners in the event of material conflicts.

Material conflicts affecting owners could result in a number of situations including: (1) differences in state insurance law applicable to different life insurance companies whose separate accounts are invested in a portfolio; (2) changes in tax law or regulations that result in changes to a portfolio that have a disparate effect on different life insurance companies whose separate accounts are invested in the portfolio, or on different types of variable contracts invested in the portfolio; (3) actions or omissions by a fund that operate to the advantage of one group of variable contract owners at the expense of another group or groups; (4) changes to a portfolio approved at a shareholders’ meeting as a result of voting by one group of variable contract owners to the disadvantage of another group or groups;  and (5) disparate provisions in the participation agreements of different unaffiliated insurance companies or the pursuit of remedies under such an agreement by one insurance company to the detriment of one or more other insurance companies.

Notwithstanding our reasonable efforts and those of the funds, there is the risk that actions or omissions of the fund in response to material conflicts may disadvantage our policyowners.  If we believe that a fund’s response to any of these events or conflicts is insufficient to protect our policyowners, we will undertake appropriate actions on our own, which may include withdrawing the separate account’s investments in the fund.

If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

Addition, Deletion, or Substitution of Portfolios

We do not guarantee that each portfolio will always be available for investment through the Policy.  We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio.  New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers.  We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgment further investment in any portfolio would become inappropriate in view of the purposes of the separate account.  We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law.  We may also decide to purchase securities from other portfolios for the separate account.  We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives.  We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant.  We will make any new subaccounts available to existing owners on a basis we determine.  We may also eliminate one or more subaccounts for the same reasons as stated above.

In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change.  If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act, (2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

Additional Information

Additional Information about Western Reserve and the Separate Account

Western Reserve is a stock life insurance company and is a wholly-owned indirect subsidiary of Transamerica Corporation, which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services.  All of the stock of Transamerica Corporation is indirectly owned by AEGON N.V. of the Netherlands, a public company under Dutch law. Western Reserve's administrative office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499.

Western Reserve was initially incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

Western Reserve established the separate account as a separate investment account under Ohio law in 2002. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of Transamerica Capital, Inc. ("TCI") to a limit of $10 million.

Legal Matters

  Arthur D. Woods, Vice President and Senior Counsel of Western Reserve, has provided legal advice on certain matters in connection with the issuance of the Policy.

Variations in Policy Provisions

Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include differences in charges or Policy features may be unavailable or known by a different name. Please refer to your Policy; any variations will be included in your Policy or in riders or endorsements attached to your Policy.

Personalized Illustrations of Policy Benefits

In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.

The illustrations are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.

Sale of the Policies

We currently offer the Policies on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

Our affiliate, Transamerica Capital, Inc. (“TCI”) serves as principal underwriter for the Policies.  TCI’s home office is located at 4600 S. Syracuse Street, Suite 1100, Denver, Colorado 80237.  TCI is an affiliate of Western Reserve and, like Western Reserve, is an indirect, wholly owned subsidiary of AEGON USA.  TCI is registered as a broker-dealer with the Securities and Exchange Commission under the Securities Exchange Act of 1934 and is a member of Financial Industry Regulatory Authority (“FINRA”).  TCI is not a member of the Securities Investor Protection Corporation.

The Policies are offered to the public through sales representatives of broker-dealers ("selling firms") that have entered into selling agreements with us and with TCI.  Sales representatives are appointed as our insurance agents.  Under circumstances in which the product is purchased through an investment advisor, the advisory firm may also be a registered broker-dealer.

During fiscal year 2012, 2011 and 2010, the amounts paid to TCI in connection with all Policies sold through the separate account were $14,916,446, $17,156,676.15, and $20,084,068, respectively.  TCI passes through to selling firms commissions it receives to selling firms for their sales and does not retain any portion of any commissions.   Our parent company provides paid-in capital to TCI and pays for TCI's operating and other expenses, including overhead, legal and accounting fees.

We and/or TCI or Transamerica Financial Advisors, Inc. (“TFA”),  may pay certain selling firms additional cash amounts for:  (1) “preferred product” treatment of the Policies in their marketing programs, which may include marketing services and increased access to their sales representatives; (2) sales promotions relating to the Policies; (3) costs associated with sales conferences and educational seminars for their sales representatives; and (4) other expenses of the firms.   These additional payments are not offered to all selling firms, and the terms of any particular agreement governing the payments may vary among selling firms.

Reports to Owners

At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

>	the current cash value	>	any activity since the last report
>	the current net surrender value	>	projected values
>	the current death benefit	>	investment experience of each subaccount
>	outstanding loans	>	any other information required by law

You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

Records

We will maintain all records relating to the separate account and the fixed account.

Independent Registered Public Accounting Firm

The financial statements of the separate account as of December 31, 2012, and the statutory-basis financial statements and schedules of Western Reserve at December 31, 2012 and 2110, and for each of the three years in the period ended December 31, 2012, appearing herein, have been audited by Ernst & Young LLP, 801 Grand Avenue, Suite 3000, Des Moines, Iowa 50309, independent registered public accounting firm, as set forth in the firm’s respective reports thereon appearing elsewhere herein, and are included in reliance upon such reports given upon the authority of such firm as experts in accounting and auditing.

Experts

Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.

Underwriters

Underwriting Standards

The Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

Your cost of insurance charge is based on a number of factors, including, but not limited to, the insured's gender, issue age on the Policy date, issue age at the time of any increase in specified amount, specified amount band, length of time from the Policy date or from the date of any increase in specified amount, and underwriting class. We currently place insureds into the following underwriting classes:

•	preferred elite;
•	preferred plus;
•	preferred;
•	non-tobacco;
•	preferred tobacco; and
•	tobacco.

The preferred rate classes are not available for Policies issued with a specified amount at a level for which our underwriting requirements do not require a blood test. We also place insureds in various sub-standard underwriting classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco.

Performance Data

Other Performance Data in Advertising Sales Literature

We may compare each subaccount's performance to the performance of
•	other variable life issuers in general;
•
variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

>
Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

•	the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;
	>	unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or
•	other types of investments, such as:
	>	certificates of deposit;
	>	savings accounts and U.S. Treasuries;
	>	certain interest rate and inflation indices (e.g., the Consumer Price Index); or
>
indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Nasdaq 100 Index, NYSE Acra Oil Index, Morgan Stanley High-Technology 35 Index, PHLX Gold/Silver Index, or S&P 100 Index).

Western Reserve's Published Ratings

We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Rating Services, and Fitch, Inc.. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

Hypothetical In Force Illustration

Appendix A contains a sample hypothetical  In Force illustration that shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect the policyowner’s death benefit levels, cash and surrender values.

Financial Statements

Western Reserve's statutory-basis financial statements and schedules, which include the Report of Independent Registered Public Accounting Firm, appear on the following pages. These statutory-basis financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these statutory-basis financial statements and schedules only as bearing upon Western Reserve's ability to meet its obligations under the Policies. You should not consider our statutory-basis financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

Western Reserve's statutory-basis financial statements and schedules at December 31, 2012 and 2011, and for each of the three years in the period ended December 31, 2012, have been prepared on the basis of statutory accounting principles rather than U.S. generally accepted accounting principles.

The separate account’s financial statements for the period ended December 31, 2012, which include the Report of Independent Registered Public Accounting Firm, also appear on the following pages.

The Board of Directors and Contract Owners Of WRL Series Life Account G Western Reserve Life Assurance Co. of Ohio

We have audited the accompanying statements of assets and liabilities of the subaccounts of Western Reserve Life Assurance Co. of Ohio Series Life Account G (the Separate Account), comprised of subaccounts as listed in the accompanying statements of assets and liabilities, as of December 31, 2012, the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the fund companies or their transfer agents. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts of Western Reserve Life Assurance Co. of Ohio Series Life Account G at December 31, 2012, and the results of their operations and changes in their net assets for the periods indicated thereon, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Des Moines, Iowa April 29, 2013

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica AEGON Money Market VP	Transamerica Multi-Managed Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica WMC Diversified Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	3,297.330	108,776.978	5,188.972	1,338.056
Cost	$ 3,297	$ 1,202,350	$ 42,311	$ 24,115

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 3,297	$ 1,314,026	$ 44,729	$ 32,501
Receivable for units sold	-	3	-	1
Total assets	3,297	1,314,029	44,729	32,502

Liabilities
Payable for units redeemed	3	-	1	-
Total net assets	$ 3,294	$ 1,314,029	$ 44,728	$ 32,502

Net Assets:
Deferred annuity contracts
terminable by owners	$ 3,294	$ 1,314,029	$ 44,728	$ 32,502
Total net assets	$ 3,294	$ 1,314,029	$ 44,728	$ 32,502

Accumulation units outstanding:
M&E - 0.50%	125	216	-	1,132
M&E - 3.20%	232	113,518	4,668	2,538

Accumulation unit value:
M&E - 0.50%	$ 9.915216	$ 12.536108	$ 9.888427	$ 9.304131
M&E - 3.20%	$ 8.880020	$ 11.551632	$ 9.582828	$ 8.655945

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica Systematic Small/Mid Cap Value VP	Transamerica AEGON U.S. Government Securities VP	Transamerica JPMorgan Core Bond VP	Transamerica Morgan Stanley Mid-Cap Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	13,347.944	36,512.731	1,022.315	7,252.368
Cost	$ 225,053	$ 464,415	$ 13,632	$ 198,372

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 233,189	$ 483,063	$ 13,566	$ 203,429
Receivable for units sold	-	-	-	1
Total assets	233,189	483,063	13,566	203,430

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ 233,189	$ 483,063	$ 13,566	$ 203,430

Net Assets:
Deferred annuity contracts
terminable by owners	$ 233,189	$ 483,063	$ 13,566	$ 203,430
Total net assets	$ 233,189	$ 483,063	$ 13,566	$ 203,430

Accumulation units outstanding:
M&E - 0.50%	5,465	8,982	1,001	1,715
M&E - 3.20%	13,004	31,961	-	17,332

Accumulation unit value:
M&E - 0.50%	$ 12.257740	$ 12.724809	$ 13.558853	$ 11.814106
M&E - 3.20%	$ 12.781076	$ 11.537996	$ -	$ 10.568048

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica JPMorgan Tactical Allocation VP	Transamerica BlackRock Large Cap Value VP	Transamerica MFS International Equity VP	Transamerica Third Avenue Value VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	5,495.863	4,240.503	660.796	0.007
Cost	$ 68,856	$ 61,963	$ 4,737	$ -

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 69,962	$ 63,947	$ 4,936	$ -
Receivable for units sold	1	-	-	-
Total assets	69,963	63,947	4,936	-

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ 69,963	$ 63,947	$ 4,936	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 69,963	$ 63,947	$ 4,936	$ -
Total net assets	$ 69,963	$ 63,947	$ 4,936	$ -

Accumulation units outstanding:
M&E - 0.50%	6,527	6,515	481	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 10.719494	$ 9.814842	$ 10.264298	$ 9.461398
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica Clarion Global Real Estate Securities VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Allocation - Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	638.453	1,060.736	1.998	-
Cost	$ 7,220	$ 10,783	$ 23	$ -

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 7,610	$ 10,936	$ 21	$ -
Receivable for units sold	-	-	-	-
Total assets	7,610	10,936	21	-

Liabilities
Payable for units redeemed	-	-	21	-
Total net assets	$ 7,610	$ 10,936	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 7,610	$ 10,936	$ -	$ -
Total net assets	$ 7,610	$ 10,936	$ -	$ -

Accumulation units outstanding:
M&E - 0.50%	762	770	-	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 9.982379	$ 14.200978	$ 11.256622	$ 11.567235
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Growth VP	Transamerica PIMCO Total Return Bond VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	18,018.169	-	3,405.342	5,517.815
Cost	$ 180,571	$ -	$ 28,444	$ 64,612

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 196,939	$ -	$ 30,716	$ 66,655
Receivable for units sold	-	-	-	1
Total assets	196,939	-	30,716	66,656

Liabilities
Payable for units redeemed	1	-	-	-
Total net assets	$ 196,938	$ -	$ 30,716	$ 66,656

Net Assets:
Deferred annuity contracts
terminable by owners	$ 196,938	$ -	$ 30,716	$ 66,656
Total net assets	$ 196,938	$ -	$ 30,716	$ 66,656

Accumulation units outstanding:
M&E - 0.50%	17,523	-	3,168	5,052
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 11.238794	$ 10.543712	$ 9.696433	$ 13.194934
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica AEGON High Yield Bond VP	Transamerica JPMorgan Enhanced Index VP	Transamerica International Moderate Growth Fund VP	Transamerica Index 50 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,915.574	625.673	824.742	-
Cost	$ 23,391	$ 8,138	$ 6,871	$ -

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 23,879	$ 8,415	$ 7,464	$ -
Receivable for units sold	-	-	-	-
Total assets	23,879	8,415	7,464	-

Liabilities
Payable for units redeemed	1	-	-	-
Total net assets	$ 23,878	$ 8,415	$ 7,464	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 23,878	$ 8,415	$ 7,464	$ -
Total net assets	$ 23,878	$ 8,415	$ 7,464	$ -

Accumulation units outstanding:
M&E - 0.50%	1,623	756	784	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 14.708136	$ 11.127864	$ 9.516243	$ 11.565593
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica PIMCO Tactical Balanced VP	Transamerica PIMCO Tactical Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	218.886	-	-	-
Cost	$ 1,721	$ -	$ -	$ -

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 2,117	$ -	$ -	$ -
Receivable for units sold	-	-	-	-
Total assets	2,117	-	-	-

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ 2,117	$ -	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 2,117	$ -	$ -	$ -
Total net assets	$ 2,117	$ -	$ -	$ -

Accumulation units outstanding:
M&E - 0.50%	191	-	-	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 11.076674	$ 14.894671	$ 10.615273	$ 10.401945
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica PIMCO Tactical Growth VP	Transamerica Hanlon Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Janus Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	0.001	3,994.903	0.004	1,958.151
Cost	$ -	$ 45,016	$ -	$ 21,998

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ -	$ 45,262	$ -	$ 20,952
Receivable for units sold	-	-	-	-
Total assets	-	45,262	-	20,952

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ -	$ 45,262	$ -	$ 20,952

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ 45,262	$ -	$ 20,952
Total net assets	$ -	$ 45,262	$ -	$ 20,952

Accumulation units outstanding:
M&E - 0.50%	-	3,870	-	1,979
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 10.079017	$ 11.696874	$ 17.775836	$ 10.589316
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica Jennison Growth VP	Transamerica AEGON Active Asset Allocation - Conservative VP	Transamerica AEGON Active Asset Allocation - Moderate VP	Transamerica AEGON Active Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	2,057.429	671.809	-	2,066.768
Cost	$ 17,450	$ 6,591	$ -	$ 19,436

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 17,365	$ 7,067	$ -	$ 21,226
Receivable for units sold	-	1	-	-
Total assets	17,365	7,068	-	21,226

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ 17,365	$ 7,068	$ -	$ 21,226

Net Assets:
Deferred annuity contracts
terminable by owners	$ 17,365	$ 7,068	$ -	$ 21,226
Total net assets	$ 17,365	$ 7,068	$ -	$ 21,226

Accumulation units outstanding:
M&E - 0.50%	1,411	671	-	2,070
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 12.305379	$ 10.525610	$ 10.468334	$ 10.253720
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	Transamerica BlackRock Global Allocation VP	Transamerica BlackRock Tactical Allocation VP	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	21.096	0.022
Cost	$ -	$ -	$ 3,058	$ 1

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ -	$ -	$ 3,030	$ 1
Receivable for units sold	-	-	-	-
Total assets	-	-	3,030	1

Liabilities
Payable for units redeemed	-	-	1	1
Total net assets	$ -	$ -	$ 3,029	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ 3,029	$ -
Total net assets	$ -	$ -	$ 3,029	$ -

Accumulation units outstanding:
M&E - 0.50%	-	-	279	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 10.195166	$ 10.680862	$ 10.850767	$ 10.087200
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP NASDAQ-100	ProFund VP Small-Cap	ProFund VP Short Small-Cap	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	613.780	1,493.220	-	874,046.180
Cost	$ 14,180	$ 42,948	$ -	$ 874,046

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 13,933	$ 44,438	$ -	$ 874,046
Receivable for units sold	-	-	-	-
Total assets	13,933	44,438	-	874,046

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ 13,933	$ 44,438	$ -	$ 874,046

Net Assets:
Deferred annuity contracts
terminable by owners	$ 13,933	$ 44,438	$ -	$ 874,046
Total net assets	$ 13,933	$ 44,438	$ -	$ 874,046

Accumulation units outstanding:
M&E - 0.50%	1,108	3,965	-	89,110
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 12.572089	$ 11.208508	$ 4.170721	$ 9.808566
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP Ultra Small-Cap	ProFund VP Utilities
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	312.935	72.476	0.032	-
Cost	$ 6,278	$ 3,346	$ -	$ -

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 6,756	$ 3,263	$ -	$ -
Receivable for units sold	-	-	-	-
Total assets	6,756	3,263	-	-

Liabilities
Payable for units redeemed	-	2	-	-
Total net assets	$ 6,756	$ 3,261	$ -	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 6,756	$ 3,261	$ -	$ -
Total net assets	$ 6,756	$ 3,261	$ -	$ -

Accumulation units outstanding:
M&E - 0.50%	824	374	-	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 8.202831	$ 8.729569	$ 8.257212	$ 9.743987
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	1,555.042	0.005
Cost	$ -	$ -	$ 45,557	$ 1

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ -	$ -	$ 47,289	$ -
Receivable for units sold	-	-	-	-
Total assets	-	-	47,289	-

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ -	$ -	$ 47,289	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ 47,289	$ -
Total net assets	$ -	$ -	$ 47,289	$ -

Accumulation units outstanding:
M&E - 0.50%	-	-	4,165	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 13.857440	$ 13.263095	$ 11.354005	$ 7.635448
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	157.111	1,286.257	95.434
Cost	$ -	$ 1,081	$ 29,706	$ 4,329

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ -	$ 1,079	$ 29,571	$ 4,512
Receivable for units sold	-	-	-	-
Total assets	-	1,079	29,571	4,512

Liabilities
Payable for units redeemed	-	-	3	2
Total net assets	$ -	$ 1,079	$ 29,568	$ 4,510

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ 1,079	$ 29,568	$ 4,510
Total net assets	$ -	$ 1,079	$ 29,568	$ 4,510

Accumulation units outstanding:
M&E - 0.50%	-	228	1,883	511
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 6.386588	$ 4.724843	$ 15.700784	$ 8.833053
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Falling US Dollar
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	234.046	-	38.319
Cost	$ -	$ 9,979	$ -	$ 1,082

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ -	$ 8,882	$ -	$ 1,086
Receivable for units sold	-	-	-	-
Total assets	-	8,882	-	1,086

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ -	$ 8,882	$ -	$ 1,086

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ 8,882	$ -	$ 1,086
Total net assets	$ -	$ 8,882	$ -	$ 1,086

Accumulation units outstanding:
M&E - 0.50%	-	1,018	-	126
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 6.876361	$ 8.725681	$ 10.294371	$ 8.603050
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	632.616	0.022	1,094.159	-
Cost	$ 15,356	$ 1	$ 29,267	$ -

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 16,271	$ -	$ 29,936	$ -
Receivable for units sold	-	-	-	-
Total assets	16,271	-	29,936	-

Liabilities
Payable for units redeemed	-	-	-	-
Total net assets	$ 16,271	$ -	$ 29,936	$ -

Net Assets:
Deferred annuity contracts
terminable by owners	$ 16,271	$ -	$ 29,936	$ -
Total net assets	$ 16,271	$ -	$ 29,936	$ -

Accumulation units outstanding:
M&E - 0.50%	2,166	-	2,689	-
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 7.512853	$ 7.563977	$ 11.133617	$ 5.354199
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

	ProFund VP Short International	ProFund VP ULTRA NASDAQ 100	Access VP High Yield	Franklin Templeton VIP Founding Funds Allocation
	Subaccount	Subaccount	Subaccount	Subaccount
Assets
Investment in securities:
Number of shares	-	-	266.681	361.961
Cost	$ -	$ -	$ 6,840	$ 2,983

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ -	$ -	$ 7,667	$ 3,073
Receivable for units sold	-	-	-	-
Total assets	-	-	7,667	3,073

Liabilities
Payable for units redeemed	-	-	1	-
Total net assets	$ -	$ -	$ 7,666	$ 3,073

Net Assets:
Deferred annuity contracts
terminable by owners	$ -	$ -	$ 7,666	$ 3,073
Total net assets	$ -	$ -	$ 7,666	$ 3,073

Accumulation units outstanding:
M&E - 0.50%	-	-	529	194
M&E - 3.20%	-	-	-	-

Accumulation unit value:
M&E - 0.50%	$ 6.380614	$ 9.382941	$ 14.488701	$ 15.830272
M&E - 3.20%	$ -	$ -	$ -	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statements of Assets and Liabilities
December 31, 2012

AllianceBernstein Balanced Wealth Strategy
Subaccount
Assets
Investment in securities:
Number of shares	254.899
Cost	$ 2,992

Investments in mutual funds,
Level 1 quoted prices
at net asset value	$ 3,061
Receivable for units sold	-
Total assets	3,061

Liabilities
Payable for units redeemed	-
Total net assets	$ 3,061

Net Assets:
Deferred annuity contracts
terminable by owners	$ 3,061
Total net assets	$ 3,061

Accumulation units outstanding:
M&E - 0.50%	205
M&E - 3.20%	-

Accumulation unit value:
M&E - 0.50%	$ 14.917570
M&E - 3.20%	$ -

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica AEGON Money Market VP	Transamerica Multi-Managed Balanced VP	Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica WMC Diversified Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 484,702	$ 1,539,297	$ 30,831	$ 126,914
Investment income:
Dividends	23	34,818	224	481
Investment expenses:
Mortality and expense risk and other charges	13,949	46,228	936	3,664
Net investment income (loss)	(13,926)	(11,410)	(712)	(3,183)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	1,396	375	3,266
Net realized capital gains (losses) on investments	-	1,396	375	3,266
Net change in unrealized appreciation (depreciation)	-	24,102	461	(5,603)
Net gain (loss) on investment	-	25,498	836	(2,337)
Increase (decrease) in net assets from operations	(13,926)	14,088	124	(5,520)
Increase (decrease) in net assets from contract transactions	(412,292)	(425,533)	(2,968)	(62,495)
Total increase (decrease) in net assets	(426,218)	(411,445)	(2,844)	(68,015)
Net Assets as of December 31, 2011	$ 58,484	$ 1,127,852	$ 27,987	$ 58,899
Investment income:
Dividends	1	20,829	225	204
Investment expenses:
Mortality and expense risk and other charges	349	39,870	948	1,710
Net investment income (loss)	(348)	(19,041)	(723)	(1,506)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	192,868	-	-
Realized gain (loss) on investments	-	2,934	(183)	13,910
Net realized capital gains (losses) on investments	-	195,802	(183)	13,910
Net change in unrealized appreciation (depreciation)	-	(72,748)	1,954	(7,866)
Net gain (loss) on investment	-	123,054	1,771	6,044
Increase (decrease) in net assets from operations	(348)	104,013	1,048	4,538
Increase (decrease) in net assets from contract transactions	(54,842)	82,164	15,693	(30,935)
Total increase (decrease) in net assets	(55,190)	186,177	16,741	(26,397)
Net Assets as of December 31, 2012	$ 3,294	$ 1,314,029	$ 44,728	$ 32,502
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica Systematic Small/Mid Cap Value VP	Transamerica AEGON U.S. Government Securities VP	Transamerica JPMorgan Core Bond VP	Transamerica Morgan Stanley Mid-Cap Growth VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 472,715	$ 284,441	$ 10,675	$ 18,427
Investment income:
Dividends	736	10,104	801	81
Investment expenses:
Mortality and expense risk and other charges	13,124	10,191	92	124
Net investment income (loss)	(12,388)	(87)	709	(43)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	6,239	24	-
Realized gain (loss) on investments	(5,171)	848	(540)	23
Net realized capital gains (losses) on investments	(5,171)	7,087	(516)	23
Net change in unrealized appreciation (depreciation)	(6,140)	6,702	635	(4,037)
Net gain (loss) on investment	(11,311)	13,789	119	(4,014)
Increase (decrease) in net assets from operations	(23,699)	13,702	828	(4,057)
Increase (decrease) in net assets from contract transactions	(280,619)	223,743	35,723	251,332
Total increase (decrease) in net assets	(304,318)	237,445	36,551	247,275
Net Assets as of December 31, 2011	$ 168,397	$ 521,886	$ 47,226	$ 265,702
Investment income:
Dividends	1,039	7,452	299	-
Investment expenses:
Mortality and expense risk and other charges	5,270	11,638	108	6,839
Net investment income (loss)	(4,231)	(4,186)	191	(6,839)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	50,330	10,839	5	11,850
Realized gain (loss) on investments	4,641	6,586	1,189	(5,953)
Net realized capital gains (losses) on investments	54,971	17,425	1,194	5,897
Net change in unrealized appreciation (depreciation)	(25,040)	(2,524)	(307)	6,225
Net gain (loss) on investment	29,931	14,901	887	12,122
Increase (decrease) in net assets from operations	25,700	10,715	1,078	5,283
Increase (decrease) in net assets from contract transactions	39,092	(49,538)	(34,738)	(67,555)
Total increase (decrease) in net assets	64,792	(38,823)	(33,660)	(62,272)
Net Assets as of December 31, 2012	$ 233,189	$ 483,063	$ 13,566	$ 203,430
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica JPMorgan Tactical Allocation VP	Transamerica BlackRock Large Cap Value VP	Transamerica MFS International Equity VP	Transamerica Third Avenue Value VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2011	$ 6,580	$ -	$ -	$ -
Investment income:
Dividends	28	511	-	-
Investment expenses:
Mortality and expense risk and other charges	42	121	-	27
Net investment income (loss)	(14)	390	-	(27)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(866)	(3,709)	-	(70)
Net realized capital gains (losses) on investments	(866)	(3,709)	-	(70)
Net change in unrealized appreciation (depreciation)	1,600	1,365	-	-
Net gain (loss) on investment	734	(2,344)	-	(70)
Increase (decrease) in net assets from operations	720	(1,954)	-	(97)
Increase (decrease) in net assets from contract transactions	40,454	39,704	-	97
Total increase (decrease) in net assets	41,174	37,750	-	-
Net Assets as of December 31, 2011	$ 47,754	$ 37,750	$ -	$ -
Investment income:
Dividends	228	557	-	-
Investment expenses:
Mortality and expense risk and other charges	207	170	2	-
Net investment income (loss)	21	387	(2)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	2,382	5,809	1	-
Net realized capital gains (losses) on investments	2,382	5,809	1	-
Net change in unrealized appreciation (depreciation)	574	619	199	-
Net gain (loss) on investment	2,956	6,428	200	-
Increase (decrease) in net assets from operations	2,977	6,815	198	-
Increase (decrease) in net assets from contract transactions	19,232	19,382	4,738	-
Total increase (decrease) in net assets	22,209	26,197	4,936	-
Net Assets as of December 31, 2012	$ 69,963	$ 63,947	$ 4,936	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica Clarion Global Real Estate Securities VP	Transamerica T. Rowe Price Small Cap VP	Transamerica Morgan Stanley Capital Growth VP	Transamerica Asset Allocation - Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount

Net Assets as of January 1, 2011	$ 970	$ 25,746	$ -	$ -
Investment income:
Dividends	156	-	-	-
Investment expenses:
Mortality and expense risk and other charges	15	212	19	-
Net investment income (loss)	141	(212)	(19)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(102)	4,290	(1,798)	-
Net realized capital gains (losses) on investments	(102)	4,290	(1,798)	-
Net change in unrealized appreciation (depreciation)	(53)	(5,620)	(41)	-
Net gain (loss) on investment	(155)	(1,330)	(1,839)	-
Increase (decrease) in net assets from operations	(14)	(1,542)	(1,858)	-
Increase (decrease) in net assets from contract transactions	(956)	(14,750)	3,284	-
Total increase (decrease) in net assets	(970)	(16,292)	1,426	-
Net Assets as of December 31, 2011	$ -	$ 9,454	$ 1,426	$ -
Investment income:
Dividends	55	-	-	-
Investment expenses:
Mortality and expense risk and other charges	14	277	7	-
Net investment income (loss)	41	(277)	(7)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	6,434	4	-
Realized gain (loss) on investments	(49)	(5,393)	(65)	-
Net realized capital gains (losses) on investments	(49)	1,041	(61)	-
Net change in unrealized appreciation (depreciation)	390	(156)	35	-
Net gain (loss) on investment	341	885	(26)	-
Increase (decrease) in net assets from operations	382	608	(33)	-
Increase (decrease) in net assets from contract transactions	7,228	874	(1,393)	-
Total increase (decrease) in net assets	7,610	1,482	(1,426)	-
Net Assets as of December 31, 2012	$ 7,610	$ 10,936	$ -	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Growth VP	Transamerica PIMCO Total Return Bond VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 133,245	$ -	$ 89,292	$ 82,077
Investment income:
Dividends	3,068	-	1,982	1,491
Investment expenses:
Mortality and expense risk and other charges	711	-	347	372
Net investment income (loss)	2,357	-	1,635	1,119
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	1,590
Realized gain (loss) on investments	685	-	(6,818)	4,071
Net realized capital gains (losses) on investments	685	-	(6,818)	5,661
Net change in unrealized appreciation (depreciation)	(2,812)	-	(12,449)	(2,545)
Net gain (loss) on investment	(2,127)	-	(19,267)	3,116
Increase (decrease) in net assets from operations	230	-	(17,632)	4,235
Increase (decrease) in net assets from contract transactions	24,963	-	(50,637)	(26,720)
Total increase (decrease) in net assets	25,193	-	(68,269)	(22,485)
Net Assets as of December 31, 2011	$ 158,438	$ -	$ 21,023	$ 59,592
Investment income:
Dividends	4,352	-	316	2,819
Investment expenses:
Mortality and expense risk and other charges	863	-	122	333
Net investment income (loss)	3,489	-	194	2,486
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	799	-	8	670
Net realized capital gains (losses) on investments	799	-	8	670
Net change in unrealized appreciation (depreciation)	9,961	-	2,494	1,401
Net gain (loss) on investment	10,760	-	2,502	2,071
Increase (decrease) in net assets from operations	14,249	-	2,696	4,557
Increase (decrease) in net assets from contract transactions	24,251	-	6,997	2,507
Total increase (decrease) in net assets	38,500	-	9,693	7,064
Net Assets as of December 31, 2012	$ 196,938	$ -	$ 30,716	$ 66,656
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica AEGON High Yield Bond VP	Transamerica JPMorgan Enhanced Index VP	Transamerica International Moderate Growth Fund VP	Transamerica Index 50 VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 15,537	$ -	$ -	$ -
Investment income:
Dividends	2,923	384	-	-
Investment expenses:
Mortality and expense risk and other charges	180	33	12	1
Net investment income (loss)	2,743	351	(12)	(1)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(2,606)	(93)	1	72
Net realized capital gains (losses) on investments	(2,606)	(93)	1	72
Net change in unrealized appreciation (depreciation)	609	33	125	-
Net gain (loss) on investment	(1,997)	(60)	126	72
Increase (decrease) in net assets from operations	746	291	114	71
Increase (decrease) in net assets from contract transactions	20,086	2,368	18,226	(71)
Total increase (decrease) in net assets	20,832	2,659	18,340	-
Net Assets as of December 31, 2011	$ 36,369	$ 2,659	$ 18,340	$ -
Investment income:
Dividends	1,224	64	206	-
Investment expenses:
Mortality and expense risk and other charges	149	33	35	-
Net investment income (loss)	1,075	31	171	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	4,499	72	138	-
Net realized capital gains (losses) on investments	4,499	72	138	-
Net change in unrealized appreciation (depreciation)	(85)	244	468	-
Net gain (loss) on investment	4,414	316	606	-
Increase (decrease) in net assets from operations	5,489	347	777	-
Increase (decrease) in net assets from contract transactions	(17,980)	5,409	(11,653)	-
Total increase (decrease) in net assets	(12,491)	5,756	(10,876)	-
Net Assets as of December 31, 2012	$ 23,878	$ 8,415	$ 7,464	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica Index 75 VP	Transamerica Efficient Markets VP	Transamerica PIMCO Tactical Balanced VP	Transamerica PIMCO Tactical Conservative VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 4,711	$ -	$ -	$ -
Investment income:
Dividends	35	213	-	-
Investment expenses:
Mortality and expense risk and other charges	13	25	-	-
Net investment income (loss)	22	188	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	23	350	-	-
Realized gain (loss) on investments	720	(2,298)	-	-
Net realized capital gains (losses) on investments	743	(1,948)	-	-
Net change in unrealized appreciation (depreciation)	(700)	-	-	-
Net gain (loss) on investment	43	(1,948)	-	-
Increase (decrease) in net assets from operations	65	(1,760)	-	-
Increase (decrease) in net assets from contract transactions	(2,687)	1,760	-	-
Total increase (decrease) in net assets	(2,622)	-	-	-
Net Assets as of December 31, 2011	$ 2,089	$ -	$ -	$ -
Investment income:
Dividends	38	-	-	-
Investment expenses:
Mortality and expense risk and other charges	11	-	-	-
Net investment income (loss)	27	-	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	171	-	-	-
Realized gain (loss) on investments	48	-	-	-
Net realized capital gains (losses) on investments	219	-	-	-
Net change in unrealized appreciation (depreciation)	(21)	-	-	-
Net gain (loss) on investment	198	-	-	-
Increase (decrease) in net assets from operations	225	-	-	-
Increase (decrease) in net assets from contract transactions	(197)	-	-	-
Total increase (decrease) in net assets	28	-	-	-
Net Assets as of December 31, 2012	$ 2,117	$ -	$ -	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica PIMCO Tactical Growth VP	Transamerica Hanlon Income VP	Transamerica Multi Managed Large Cap Core VP	Transamerica Janus Balanced VP
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ 193,959	$ -	$ 21,407
Investment income:
Dividends	-	675	-	108
Investment expenses:
Mortality and expense risk and other charges	273	218	1	197
Net investment income (loss)	(273)	457	(1)	(89)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	202	-	-
Realized gain (loss) on investments	6,665	(1,300)	212	(1,585)
Net realized capital gains (losses) on investments	6,665	(1,098)	212	(1,585)
Net change in unrealized appreciation (depreciation)	-	2,103	-	(5,214)
Net gain (loss) on investment	6,665	1,005	212	(6,799)
Increase (decrease) in net assets from operations	6,392	1,462	211	(6,888)
Increase (decrease) in net assets from contract transactions	(6,392)	(154,065)	(211)	4,359
Total increase (decrease) in net assets	-	(152,603)	-	(2,529)
Net Assets as of December 31, 2011	$ -	$ 41,356	$ -	$ 18,878
Investment income:
Dividends	-	996	-	-
Investment expenses:
Mortality and expense risk and other charges	-	211	-	102
Net investment income (loss)	-	785	-	(102)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	(2)	-	(29)
Net realized capital gains (losses) on investments	-	(2)	-	(29)
Net change in unrealized appreciation (depreciation)	-	579	-	2,423
Net gain (loss) on investment	-	577	-	2,394
Increase (decrease) in net assets from operations	-	1,362	-	2,292
Increase (decrease) in net assets from contract transactions	-	2,544	-	(218)
Total increase (decrease) in net assets	-	3,906	-	2,074
Net Assets as of December 31, 2012	$ -	$ 45,262	$ -	$ 20,952
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica Jennison Growth VP	Transamerica AEGON Active Asset Allocation - Conservative VP	Transamerica AEGON Active Asset Allocation - Moderate VP	Transamerica AEGON Active Asset Allocation - Moderate Growth VP
	Subaccount	Subaccount(1)	Subaccount(1)	Subaccount(1)
Net Assets as of January 1, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	23	-	-	-
Investment expenses:
Mortality and expense risk and other charges	61	3	-	6
Net investment income (loss)	(38)	(3)	-	(6)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(1,998)	-	-	(1)
Net realized capital gains (losses) on investments	(1,998)	-	-	(1)
Net change in unrealized appreciation (depreciation)	(457)	97	-	(209)
Net gain (loss) on investment	(2,455)	97	-	(210)
Increase (decrease) in net assets from operations	(2,493)	94	-	(216)
Increase (decrease) in net assets from contract transactions	53,619	5,947	-	19,610
Total increase (decrease) in net assets	51,126	6,041	-	19,394
Net Assets as of December 31, 2011	$ 51,126	$ 6,041	$ -	$ 19,394
Investment income:
Dividends	39	26	-	138
Investment expenses:
Mortality and expense risk and other charges	210	33	-	103
Net investment income (loss)	(171)	(7)	-	35
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	3,965	33	-	-
Realized gain (loss) on investments	9,154	1	-	15
Net realized capital gains (losses) on investments	13,119	34	-	15
Net change in unrealized appreciation (depreciation)	372	379	-	1,999
Net gain (loss) on investment	13,491	413	-	2,014
Increase (decrease) in net assets from operations	13,320	406	-	2,049
Increase (decrease) in net assets from contract transactions	(47,081)	621	-	(217)
Total increase (decrease) in net assets	(33,761)	1,027	-	1,832
Net Assets as of December 31, 2012	$ 17,365	$ 7,068	$ -	$ 21,226
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	Transamerica BlackRock Global Allocation VP	Transamerica BlackRock Tactical Allocation VP	Fidelity VIP Index 500	ProFund VP Bull
	Subaccount(1)	Subaccount(1)	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ -	$ -	$ 40,296
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	-	1	1	173
Net investment income (loss)	-	(1)	(1)	(173)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	1,055
Realized gain (loss) on investments	-	99	212	(4,938)
Net realized capital gains (losses) on investments	-	99	212	(3,883)
Net change in unrealized appreciation (depreciation)	-	-	1	(4,349)
Net gain (loss) on investment	-	99	213	(8,232)
Increase (decrease) in net assets from operations	-	98	212	(8,405)
Increase (decrease) in net assets from contract transactions	-	(98)	(212)	(31,891)
Total increase (decrease) in net assets	-	-	-	(40,296)
Net Assets as of December 31, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	-	-	56	-
Investment expenses:
Mortality and expense risk and other charges	-	-	2	-
Net investment income (loss)	-	-	54	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	4	-
Realized gain (loss) on investments	-	-	-	-
Net realized capital gains (losses) on investments	-	-	4	-
Net change in unrealized appreciation (depreciation)	-	-	(29)	-
Net gain (loss) on investment	-	-	(25)	-
Increase (decrease) in net assets from operations	-	-	29	-
Increase (decrease) in net assets from contract transactions	-	-	3,000	-
Total increase (decrease) in net assets	-	-	3,029	-
Net Assets as of December 31, 2012	$ -	$ -	$ 3,029	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP NASDAQ-100	ProFund VP Small-Cap	ProFund VP Short Small-Cap	ProFund VP Money Market
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	-	-	-	50
Investment expenses:
Mortality and expense risk and other charges	1,142	28	-	1,316
Net investment income (loss)	(1,142)	(28)	-	(1,266)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	76,297	314	-	-
Net realized capital gains (losses) on investments	76,297	314	-	-
Net change in unrealized appreciation (depreciation)	(471)	-	-	-
Net gain (loss) on investment	75,826	314	-	-
Increase (decrease) in net assets from operations	74,684	286	-	(1,266)
Increase (decrease) in net assets from contract transactions	(26,125)	(286)	-	834,912
Total increase (decrease) in net assets	48,559	-	-	833,646
Net Assets as of December 31, 2011	$ 48,559	$ -	$ -	$ 833,646
Investment income:
Dividends	-	-	-	28
Investment expenses:
Mortality and expense risk and other charges	1,700	131	-	735
Net investment income (loss)	(1,700)	(131)	-	(707)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	822	-	-
Realized gain (loss) on investments	62,074	(2,113)	-	2
Net realized capital gains (losses) on investments	62,074	(1,291)	-	2
Net change in unrealized appreciation (depreciation)	224	1,490	-	-
Net gain (loss) on investment	62,298	199	-	2
Increase (decrease) in net assets from operations	60,598	68	-	(705)
Increase (decrease) in net assets from contract transactions	(95,224)	44,370	-	41,105
Total increase (decrease) in net assets	(34,626)	44,438	-	40,400
Net Assets as of December 31, 2012	$ 13,933	$ 44,438	$ -	$ 874,046
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Europe 30	ProFund VP Oil & Gas	ProFund VP Ultra Small-Cap	ProFund VP Utilities
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 4,368	$ 970	$ 571,094	$ -
Investment income:
Dividends	19	8	-	104
Investment expenses:
Mortality and expense risk and other charges	18	21	1,842	18
Net investment income (loss)	1	(13)	(1,842)	86
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	176,067	-
Realized gain (loss) on investments	562	(524)	(339,184)	66
Net realized capital gains (losses) on investments	562	(524)	(163,117)	66
Net change in unrealized appreciation (depreciation)	(547)	159	(104,600)	632
Net gain (loss) on investment	15	(365)	(267,717)	698
Increase (decrease) in net assets from operations	16	(378)	(269,559)	784
Increase (decrease) in net assets from contract transactions	(2,655)	3,980	(301,535)	8,285
Total increase (decrease) in net assets	(2,639)	3,602	(571,094)	9,069
Net Assets as of December 31, 2011	$ 1,729	$ 4,572	$ -	$ 9,069
Investment income:
Dividends	59	3	-	62
Investment expenses:
Mortality and expense risk and other charges	10	10	976	17
Net investment income (loss)	49	(7)	(976)	45
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	240	-	-
Realized gain (loss) on investments	21	(35)	(71,727)	472
Net realized capital gains (losses) on investments	21	205	(71,727)	472
Net change in unrealized appreciation (depreciation)	375	(294)	-	(632)
Net gain (loss) on investment	396	(89)	(71,727)	(160)
Increase (decrease) in net assets from operations	445	(96)	(72,703)	(115)
Increase (decrease) in net assets from contract transactions	4,582	(1,215)	72,703	(8,954)
Total increase (decrease) in net assets	5,027	(1,311)	-	(9,069)
Net Assets as of December 31, 2012	$ 6,756	$ 3,261	$ -	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Consumer Services	ProFund VP Pharmaceuticals	ProFund VP Small-Cap Value	ProFund VP Asia 30
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	-	-	-	12
Net investment income (loss)	-	-	-	(12)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	70	-	(1,615)
Net realized capital gains (losses) on investments	-	70	-	(1,615)
Net change in unrealized appreciation (depreciation)	-	-	-	-
Net gain (loss) on investment	-	70	-	(1,615)
Increase (decrease) in net assets from operations	-	70	-	(1,627)
Increase (decrease) in net assets from contract transactions	-	(70)	-	1,627
Total increase (decrease) in net assets	-	-	-	-
Net Assets as of December 31, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	-	-	139	5
Net investment income (loss)	-	-	(139)	(5)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	-	(1,438)	(637)
Net realized capital gains (losses) on investments	-	-	(1,438)	(637)
Net change in unrealized appreciation (depreciation)	-	-	1,732	(1)
Net gain (loss) on investment	-	-	294	(638)
Increase (decrease) in net assets from operations	-	-	155	(643)
Increase (decrease) in net assets from contract transactions	-	-	47,134	643
Total increase (decrease) in net assets	-	-	47,289	-
Net Assets as of December 31, 2012	$ -	$ -	$ 47,289	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Japan	ProFund VP Short NASDAQ-100	ProFund VP U.S. Government Plus	ProFund VP Basic Materials
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ -	$ 647	$ 36,399
Investment income:
Dividends	-	-	1	26
Investment expenses:
Mortality and expense risk and other charges	8	33	15	92
Net investment income (loss)	(8)	(33)	(14)	(66)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(1)	(27,642)	18	4,370
Net realized capital gains (losses) on investments	(1)	(27,642)	18	4,370
Net change in unrealized appreciation (depreciation)	(351)	(101)	1,207	(7,403)
Net gain (loss) on investment	(352)	(27,743)	1,225	(3,033)
Increase (decrease) in net assets from operations	(360)	(27,776)	1,211	(3,099)
Increase (decrease) in net assets from contract transactions	12,453	32,026	15,352	(33,300)
Total increase (decrease) in net assets	12,093	4,250	16,563	(36,399)
Net Assets as of December 31, 2011	$ 12,093	$ 4,250	$ 17,210	$ -
Investment income:
Dividends	-	-	-	14
Investment expenses:
Mortality and expense risk and other charges	1	8	49	9
Net investment income (loss)	(1)	(8)	(49)	5
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	489	-
Realized gain (loss) on investments	(458)	(958)	68	(351)
Net realized capital gains (losses) on investments	(458)	(958)	557	(351)
Net change in unrealized appreciation (depreciation)	351	99	(1,282)	183
Net gain (loss) on investment	(107)	(859)	(725)	(168)
Increase (decrease) in net assets from operations	(108)	(867)	(774)	(163)
Increase (decrease) in net assets from contract transactions	(11,985)	(2,304)	13,132	4,673
Total increase (decrease) in net assets	(12,093)	(3,171)	12,358	4,510
Net Assets as of December 31, 2012	$ -	$ 1,079	$ 29,568	$ 4,510
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Financials	ProFund VP Precious Metals	ProFund VP Telecommunications	ProFund VP Falling US Dollar
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ 11,849	$ -	$ -
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	-	38	-	3
Net investment income (loss)	-	(38)	-	(3)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	112	-	-
Realized gain (loss) on investments	-	3,029	-	(54)
Net realized capital gains (losses) on investments	-	3,141	-	(54)
Net change in unrealized appreciation (depreciation)	-	(4,412)	-	-
Net gain (loss) on investment	-	(1,271)	-	(54)
Increase (decrease) in net assets from operations	-	(1,309)	-	(57)
Increase (decrease) in net assets from contract transactions	-	(6,853)	-	57
Total increase (decrease) in net assets	-	(8,162)	-	-
Net Assets as of December 31, 2011	$ -	$ 3,687	$ -	$ -
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	-	30	-	-
Net investment income (loss)	-	(30)	-	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	(86)	-	-
Net realized capital gains (losses) on investments	-	(86)	-	-
Net change in unrealized appreciation (depreciation)	-	(1,074)	-	4
Net gain (loss) on investment	-	(1,160)	-	4
Increase (decrease) in net assets from operations	-	(1,190)	-	4
Increase (decrease) in net assets from contract transactions	-	6,385	-	1,082
Total increase (decrease) in net assets	-	5,195	-	1,086
Net Assets as of December 31, 2012	$ -	$ 8,882	$ -	$ 1,086
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Emerging Markets	ProFund VP International	ProFund VP Mid-Cap	ProFund VP Short Emerging Markets
	Subaccount	Subaccount	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ 79,559	$ 29,125	$ 6,164	$ -
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	148	133	17	-
Net investment income (loss)	(148)	(133)	(17)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(3,316)	(6,054)	(600)	-
Net realized capital gains (losses) on investments	(3,316)	(6,054)	(600)	-
Net change in unrealized appreciation (depreciation)	(4,274)	(1,860)	(877)	-
Net gain (loss) on investment	(7,590)	(7,914)	(1,477)	-
Increase (decrease) in net assets from operations	(7,738)	(8,047)	(1,494)	-
Increase (decrease) in net assets from contract transactions	(71,821)	(21,078)	(4,670)	-
Total increase (decrease) in net assets	(79,559)	(29,125)	(6,164)	-
Net Assets as of December 31, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	56	-	-	-
Investment expenses:
Mortality and expense risk and other charges	26	-	76	-
Net investment income (loss)	30	-	(76)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	(1,087)	-	2,871	-
Net realized capital gains (losses) on investments	(1,087)	-	2,871	-
Net change in unrealized appreciation (depreciation)	915	(1)	669	-
Net gain (loss) on investment	(172)	(1)	3,540	-
Increase (decrease) in net assets from operations	(142)	(1)	3,464	-
Increase (decrease) in net assets from contract transactions	16,413	1	26,472	-
Total increase (decrease) in net assets	16,271	-	29,936	-
Net Assets as of December 31, 2012	$ 16,271	$ -	$ 29,936	$ -
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

	ProFund VP Short International	ProFund VP ULTRA NASDAQ 100	Access VP High Yield	Franklin Templeton VIP Founding Funds Allocation
	Subaccount	Subaccount(1)	Subaccount	Subaccount
Net Assets as of January 1, 2011	$ -	$ -	$ -	$ -
Investment income:
Dividends	-	-	-	-
Investment expenses:
Mortality and expense risk and other charges	-	-	3	-
Net investment income (loss)	-	-	(3)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	-	-	-
Net realized capital gains (losses) on investments	-	-	-	-
Net change in unrealized appreciation (depreciation)	-	-	229	-
Net gain (loss) on investment	-	-	229	-
Increase (decrease) in net assets from operations	-	-	226	-
Increase (decrease) in net assets from contract transactions	-	-	5,947	-
Total increase (decrease) in net assets	-	-	6,173	-
Net Assets as of December 31, 2011	$ -	$ -	$ 6,173	$ -
Investment income:
Dividends	-	-	308	-
Investment expenses:
Mortality and expense risk and other charges	-	1,164	35	2
Net investment income (loss)	-	(1,164)	273	(2)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-	-	-	-
Realized gain (loss) on investments	-	61,629	3	-
Net realized capital gains (losses) on investments	-	61,629	3	-
Net change in unrealized appreciation (depreciation)	-	-	598	90
Net gain (loss) on investment	-	61,629	601	90
Increase (decrease) in net assets from operations	-	60,465	874	88
Increase (decrease) in net assets from contract transactions	-	(60,465)	619	2,985
Total increase (decrease) in net assets	-	-	1,493	3,073
Net Assets as of December 31, 2012	$ -	$ -	$ 7,666	$ 3,073
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Statement of Operations and Changes in Net Assets
Years Ended December 31, 2011 and 2012, Except as Noted

AllianceBernstein Balanced Wealth Strategy
Subaccount
Net Assets as of January 1, 2011	$ -
Investment income:
Dividends	-
Investment expenses:
Mortality and expense risk and other charges	-
Net investment income (loss)	-
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-
Realized gain (loss) on investments	-
Net realized capital gains (losses) on investments	-
Net change in unrealized appreciation (depreciation)	-
Net gain (loss) on investment	-
Increase (decrease) in net assets from operations	-
Increase (decrease) in net assets from contract transactions	-
Total increase (decrease) in net assets	-
Net Assets as of December 31, 2011	$ -
Investment income:
Dividends	-
Investment expenses:
Mortality and expense risk and other charges	2
Net investment income (loss)	(2)
Net realized and unrealized gains (losses) on investments:
Capital gain distributions	-
Realized gain (loss) on investments	-
Net realized capital gains (losses) on investments	-
Net change in unrealized appreciation (depreciation)	69
Net gain (loss) on investment	69
Increase (decrease) in net assets from operations	67
Increase (decrease) in net assets from contract transactions	2,994
Total increase (decrease) in net assets	3,061
Net Assets as of December 31, 2012	$ 3,061
See accompanying notes.
(1) See footnote 1

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

1.	Organization and Summary of Significant Accounting Policies
Organization

WRL Series Life Account G (the Separate Account) is a segregated investment account of Western Reserve Life Assurance Co. of Ohio (WRL), an indirect wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.

The Separate Account is registered with the Securities and Exchange Commission as a Unit Investment Trust pursuant to provisions of the Investment Company Act of 1940.  The Separate Account consists of multiple investment subaccounts.  Each subaccount invests exclusively in the corresponding portfolio of a Mutual Fund.  Each Mutual Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended.  Activity in these specified investment subaccounts is available to contact owners of WRL Asset Advisor, WRL Benefactor, WRL Evolution.

Subaccount Investment by Mutual Fund:
	Subaccount	Mutual Fund
	Transamerica Series Trust - Initial Class	Transamerica Series Trust - Initial Class
	Transamerica AEGON Money Market VP	Transamerica AEGON Money Market VP
	Transamerica Multi-Managed Balanced VP	Transamerica Multi-Managed Balanced VP
	Transamerica AllianceBernstein Dynamic Allocation VP	Transamerica AllianceBernstein Dynamic Allocation VP
	Transamerica WMC Diversified Growth VP	Transamerica WMC Diversified Growth VP
	Transamerica Systematic Small/Mid Cap Value VP	Transamerica Systematic Small/Mid Cap Value VP
	Transamerica AEGON U.S. Government Securities VP	Transamerica AEGON U.S. Government Securities VP
	Transamerica JPMorgan Core Bond VP	Transamerica JPMorgan Core Bond VP
	Transamerica Morgan Stanley Mid-Cap Growth VP	Transamerica Morgan Stanley Mid-Cap Growth VP
	Transamerica JPMorgan Tactical Allocation VP	Transamerica JPMorgan Tactical Allocation VP
	Transamerica BlackRock Large Cap Value VP	Transamerica BlackRock Large Cap Value VP
	Transamerica MFS International Equity VP	Transamerica MFS International Equity VP
	Transamerica Third Avenue Value VP	Transamerica Third Avenue Value VP
	Transamerica Clarion Global Real Estate Securities VP	Transamerica Clarion Global Real Estate Securities VP
	Transamerica T. Rowe Price Small Cap VP	Transamerica T. Rowe Price Small Cap VP
	Transamerica Morgan Stanley Capital Growth VP	Transamerica Morgan Stanley Capital Growth VP
	Transamerica Asset Allocation - Conservative VP	Transamerica Asset Allocation - Conservative VP
	Transamerica Asset Allocation - Moderate VP	Transamerica Asset Allocation - Moderate VP
	Transamerica Asset Allocation - Moderate Growth VP	Transamerica Asset Allocation - Moderate Growth VP
	Transamerica Asset Allocation - Growth VP	Transamerica Asset Allocation - Growth VP
	Transamerica PIMCO Total Return Bond VP	Transamerica PIMCO Total Return Bond VP
	Transamerica AEGON High Yield Bond VP	Transamerica AEGON High Yield Bond VP
	Transamerica JPMorgan Enhanced Index VP	Transamerica JPMorgan Enhanced Index VP
	Transamerica International Moderate Growth Fund VP	Transamerica International Moderate Growth Fund VP
	Transamerica Index 50 VP	Transamerica Index 50 VP
	Transamerica Index 75 VP	Transamerica Index 75 VP
	Transamerica Efficient Markets VP	Transamerica Efficient Markets VP
	Transamerica PIMCO Tactical Balanced VP	Transamerica PIMCO Tactical Balanced VP
	Transamerica PIMCO Tactical Conservative VP	Transamerica PIMCO Tactical Conservative VP
	Transamerica PIMCO Tactical Growth VP	Transamerica PIMCO Tactical Growth VP
	Transamerica Hanlon Income VP	Transamerica Hanlon Income VP
	Transamerica Multi Managed Large Cap Core VP	Transamerica Multi Managed Large Cap Core VP
	Transamerica Janus Balanced VP	Transamerica Janus Balanced VP

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

1.	Organization and Summary of Significant Accounting Policies (continued)
Subaccount Investment by Mutual Fund (continued):
Subaccount	Mutual Fund
Transamerica Series Trust - Initial Class	Transamerica Series Trust - Initial Class
Transamerica Jennison Growth VP	Transamerica Jennison Growth VP
Transamerica AEGON Active Asset Allocation - Conservative VP	Transamerica AEGON Active Asset Allocation - Conservative VP
Transamerica AEGON Active Asset Allocation - Moderate VP	Transamerica AEGON Active Asset Allocation - Moderate VP
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	Transamerica AEGON Active Asset Allocation - Moderate Growth VP
Transamerica BlackRock Global Allocation VP	Transamerica BlackRock Global Allocation VP
Transamerica BlackRock Tactical Allocation VP	Transamerica BlackRock Tactical Allocation VP
Fidelity® Variable Insurance Products Fund - Service Class 2	Fidelity® Variable Insurance Products Fund - Service Class 2
Fidelity VIP Index 500	Fidelity VIP Index 500 Portfolio
Profunds Trust	Profunds Trust
ProFund VP Bull	ProFund VP Bull
ProFund VP NASDAQ-100	ProFund VP NASDAQ-100
ProFund VP Small-Cap	ProFund VP Small-Cap
ProFund VP Short Small-Cap	ProFund VP Short Small-Cap
ProFund VP Money Market	ProFund VP Money Market
ProFund VP Europe 30	ProFund VP Europe 30
ProFund VP Oil & Gas	ProFund VP Oil & Gas
ProFund VP Ultra Small-Cap	ProFund VP Ultra Small-Cap
ProFund VP Utilities	ProFund VP Utilities
ProFund VP Consumer Services	ProFund VP Consumer Services
ProFund VP Pharmaceuticals	ProFund VP Pharmaceuticals
ProFund VP Small-Cap Value	ProFund VP Small-Cap Value
ProFund VP Asia 30	ProFund VP Asia 30
ProFund VP Japan	ProFund VP Japan
ProFund VP Short NASDAQ-100	ProFund VP Short NASDAQ-100
ProFund VP U.S. Government Plus	ProFund VP U.S. Government Plus
ProFund VP Basic Materials	ProFund VP Basic Materials
ProFund VP Financials	ProFund VP Financials
ProFund VP Precious Metals	ProFund VP Precious Metals
ProFund VP Telecommunications	ProFund VP Telecommunications
ProFund VP Falling US Dollar	ProFund VP Falling US Dollar
ProFund VP Emerging Markets	ProFund VP Emerging Markets
ProFund VP International	ProFund VP International
ProFund VP Mid-Cap	ProFund VP Mid-Cap
ProFund VP Short Emerging Markets	ProFund VP Short Emerging Markets
ProFund VP Short International	ProFund VP Short International
ProFund VP ULTRA NASDAQ 100	ProFund VP ULTRA NASDAQ 100
Access One Trust	Access One Trust
Access VP High Yield	Access VP High Yield
Franklin Templeton Variable Insurance Products Trust	Franklin Templeton Variable Insurance Products Trust
Franklin Templeton VIP Founding Funds Allocation	Franklin Templeton VIP Founding Funds Allocation Fund

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

1.	Organization and Summary of Significant Accounting Policies (continued)
Subaccount Investment by Mutual Fund (continued):
Subaccount		Mutual Fund
AllianceBernstein Variable Products Series Fund		AllianceBernstein Variable Products Series Fund
	AllianceBernstein Balanced Wealth Strategy	AllianceBernstein Balanced Wealth Strategy Portfolio
Each period reported on reflects a full twelve month period except as follows:
	Subaccount	Inception Date
	Profund VP ULTRA NASDAQ 100	April 30, 2012
	Transamerica BlackRock Global Allocation VP	May 19, 2011
	Transamerica BlackRock Tactical Allocation VP	May 19, 2011
	Transamerica AEGON Active Asset Allocation - Conservative VP	April 29, 2011
	Transamerica AEGON Active Asset Allocation - Moderate VP	April 29, 2011
	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	April 29, 2011
	Transamerica Jennison Growth VP	April 29, 2010
	Transamerica Janus Balanced VP	July 1, 2009
	Transamerica Efficient Markets VP	May 1, 2009
	Transamerica PIMCO Tactical Balanced VP	May 1, 2009
	Transamerica PIMCO Tactical Conservative VP	May 1, 2009
	Transamerica PIMCO Tactical Growth VP	May 1, 2009
	Transamerica Hanlon Income VP	May 1, 2009
	Transamerica Multi Managed Large Cap Core VP	May 1, 2009
	Franklin Templeton VIP Founding Funds Allocation	May 1, 2009
	AllianceBernstein Balanced Wealth Strategy	May 1, 2009
	Transamerica Index 50 VP	May 1, 2008
	Transamerica Index 75 VP	May 1, 2008
The following subaccount name changes were made effective during the fiscal year ended December 31, 2012:
	Subaccount	Formerly
	TA PIMCO Tactical Balanced	TA Hanlon Balanced
	TA PIMCO Tactical Conservative	TA Hanlon Growth & Income
	TA PIMCO Tactical Growth	TA Hanlon Growth
Investments
Net purchase payments received by the Separate Account are invested in the portfolios of the Mutual Funds as selected by the contract owner. Investments are stated at the closing net asset values per share on December 31, 2012.

Realized capital gains and losses from sales of shares in the Separate Account are determined on the first-in, first-out basis. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed) and dividend income is recorded on the ex-dividend date. Unrealized gains or losses from investments in the Mutual Funds are included in the Statements of Operations and Changes in Net Assets.

Dividend Income
Dividends received from the Mutual Fund investments are reinvested to purchase additional mutual fund shares.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

1.	Organization and Summary of Significant Accounting Policies (continued)

Accounting Policy

The financial statements included herein have been prepared in accordance with U.S. generally accepted accounting principles (GAAP) for variable life separate accounts registered as unit investment trusts.  The preparation of the financial statements in conformity with GAAP requires management to make estimates and assumptions regarding matters that affect the reported amount of assets and liabilities.  Actual results could differ from those estimates.

In May 2011, the FASB issued ASU 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, authoritative guidance that clarifies and changes fair value measurement and disclosure requirements. This guidance expands existing disclosure requirements for fair value measurements and includes other amendments but does not require additional fair value measurements. This guidance is effective for annual periods beginning on or after December 15, 2011, which for the Separate Account was January 1, 2012.  The adoption did not have a material impact on the financial statements.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

2.	Investments
The aggregate cost of purchases and proceeds from sales of investments for the period ended December 31, 2012 were as follows:
	Subaccount	Purchases	Sales
	Transamerica AEGON Money Market VP	$ 139,570	$ 194,760
	Transamerica Multi-Managed Balanced VP	308,454	52,464
	Transamerica AllianceBernstein Dynamic Allocation VP	17,714	2,744
	Transamerica WMC Diversified Growth VP	3,917	36,357
	Transamerica Systematic Small/Mid Cap Value VP	131,747	46,555
	Transamerica AEGON U.S. Government Securities VP	87,887	130,772
	Transamerica JPMorgan Core Bond VP	18,787	53,329
	Transamerica Morgan Stanley Mid-Cap Growth VP	96,286	158,831
	Transamerica JPMorgan Tactical Allocation VP	83,633	64,381
	Transamerica BlackRock Large Cap Value VP	85,968	66,199
	Transamerica MFS International Equity VP	4,780	44
	Transamerica Third Avenue Value VP	-	-
	Transamerica Clarion Global Real Estate Securities VP	13,800	6,531
	Transamerica T. Rowe Price Small Cap VP	213,539	206,509
	Transamerica Morgan Stanley Capital Growth VP	7,581	8,974
	Transamerica Asset Allocation - Conservative VP	-	-
	Transamerica Asset Allocation - Moderate VP	34,760	7,019
	Transamerica Asset Allocation - Moderate Growth VP	-	-
	Transamerica Asset Allocation - Growth VP	7,312	121
	Transamerica PIMCO Total Return Bond VP	19,063	14,070
	Transamerica AEGON High Yield Bond VP	78,827	95,732
	Transamerica JPMorgan Enhanced Index VP	14,237	8,797
	Transamerica International Moderate Growth Fund VP	824	12,306
	Transamerica Index 50 VP	-	-
	Transamerica Index 75 VP	209	208
	Transamerica Efficient Markets VP	-	-
	Transamerica PIMCO Tactical Balanced VP	-	-
	Transamerica PIMCO Tactical Conservative VP	-	-
	Transamerica PIMCO Tactical Growth VP	-	-
	Transamerica Hanlon Income VP	3,988	659
	Transamerica Multi Managed Large Cap Core VP	-	-
	Transamerica Janus Balanced VP	-	321
	Transamerica Jennison Growth VP	81,464	124,751
	Transamerica AEGON Active Asset Allocation - Conservative VP	677	31
	Transamerica AEGON Active Asset Allocation - Moderate VP	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

2.	Investments (continued)
	Subaccount	Purchases	Sales
	Transamerica AEGON Active Asset Allocation - Moderate Growth VP	$ 139	$ 321
	Transamerica BlackRock Global Allocation VP	-	-
	Transamerica BlackRock Tactical Allocation VP	-	-
	Fidelity VIP Index 500	3,063	5
	ProFund VP Bull	-	-
	ProFund VP NASDAQ-100	2,535,389	2,632,313
	ProFund VP Small-Cap	94,275	49,214
	ProFund VP Short Small-Cap	-	-
	ProFund VP Money Market	1,115,420	1,075,021
	ProFund VP Europe 30	4,845	214
	ProFund VP Oil & Gas	9,599	10,580
	ProFund VP Ultra Small-Cap	859,271	787,544
	ProFund VP Utilities	7,792	16,700
	ProFund VP Consumer Services	-	-
	ProFund VP Pharmaceuticals	-	-
	ProFund VP Small-Cap Value	102,512	55,517
	ProFund VP Asia 30	4,335	3,697
	ProFund VP Japan	-	11,986
	ProFund VP Short NASDAQ-100	6,131	8,443
	ProFund VP U.S. Government Plus	35,640	22,068
	ProFund VP Basic Materials	12,592	7,913
	ProFund VP Financials	-	-
	ProFund VP Precious Metals	6,969	614
	ProFund VP Telecommunications	-	-
	ProFund VP Falling US Dollar	1,085	3
	ProFund VP Emerging Markets	22,294	5,851
	ProFund VP International	1	-
	ProFund VP Mid-Cap	65,746	39,350
	ProFund VP Short Emerging Markets	-	-
	ProFund VP Short International	-	-
	ProFund VP ULTRA NASDAQ 100	1,592,554	1,654,183
	Access VP High Yield	925	33
	Franklin Templeton VIP Founding Funds Allocation	2,989	6
	AllianceBernstein Balanced Wealth Strategy	2,998	6

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

3. Change in Units (Header used for all titles on this tab)
The changes in units outstanding were as follows:
	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Transamerica AEGON Money Market VP	64,150	(70,125)	(5,975)	9,839	(54,758)	(44,919)
Transamerica Multi-Managed Balanced VP	42,559	(35,294)	7,265	598	(40,630)	(40,032)
Transamerica AllianceBernstein Dynamic Allocation VP	1,858	(193)	1,665	4,542	(4,809)	(267)
Transamerica WMC Diversified Growth VP	8,762	(12,518)	(3,756)	799	(8,370)	(7,571)
Transamerica Systematic Small/Mid Cap Value VP	31,728	(28,309)	3,419	4,359	(28,905)	(24,546)
Transamerica AEGON U.S. Government Securities VP	5,742	(9,982)	(4,240)	20,125	(1,129)	18,996
Transamerica JPMorgan Core Bond VP	1,402	(4,039)	(2,637)	7,494	(4,736)	2,758
Transamerica Morgan Stanley Mid-Cap Growth VP	29,750	(36,769)	(7,019)	27,645	(3,150)	24,495
Transamerica JPMorgan Tactical Allocation VP	8,335	(6,583)	1,752	4,636	(539)	4,097
Transamerica BlackRock Large Cap Value VP	9,548	(7,309)	2,239	7,518	(3,242)	4,276
Transamerica MFS International Equity VP	485	(4)	481	-	-	-
Transamerica Third Avenue Value VP	-	-	-	1,613	(1,613)	-
Transamerica Clarion Global Real Estate Securities VP	1,503	(741)	762	739	(853)	(114)
Transamerica T. Rowe Price Small Cap VP	15,591	(15,587)	4	5,277	(6,623)	(1,346)
Transamerica Morgan Stanley Capital Growth VP	672	(818)	(146)	1,920	(1,774)	146
Transamerica Asset Allocation - Conservative VP	-	-	-	-	-	-
Transamerica Asset Allocation - Moderate VP	2,737	(564)	2,173	3,144	(715)	2,429
Transamerica Asset Allocation - Moderate Growth VP	-	-	-	-	-	-
Transamerica Asset Allocation - Growth VP	793	(54)	739	21,986	(29,267)	(7,281)
Transamerica PIMCO Total Return Bond VP	1,280	(1,061)	219	22,443	(24,649)	(2,206)
Transamerica AEGON High Yield Bond VP	5,882	(7,147)	(1,265)	10,385	(8,783)	1,602
Transamerica JPMorgan Enhanced Index VP	1,334	(855)	479	6,684	(6,407)	277
Transamerica International Moderate Growth Fund VP	69	(1,448)	(1,379)	2,216	(53)	2,163
Transamerica Index 50 VP	-	-	-	220	(220)	-
Transamerica Index 75 VP	-	(19)	(19)	-	(257)	(257)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

3. Change in Units (Header used for all titles on this tab)
The changes in units outstanding were as follows:
	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
Transamerica Efficient Markets VP	-	-	-	1,805	(1,805)	-
Transamerica PIMCO Tactical Balanced VP	-	-	-	-	-	-
Transamerica PIMCO Tactical Conservative VP	-	-	-	-	-	-
Transamerica PIMCO Tactical Growth VP	-	-	-	13,516	(13,516)	-
Transamerica Hanlon Income VP	260	(39)	221	200	(14,118)	(13,918)
Transamerica Multi Managed Large Cap Core VP	-	-	-	160	(160)	-
Transamerica Janus Balanced VP	-	(21)	(21)	2,688	(2,705)	(17)
Transamerica Jennison Growth VP	6,670	(10,045)	(3,375)	6,628	(1,842)	4,786
Transamerica AEGON Active Asset Allocation - Conservative VP	60	-	60	612	(1)	611
Transamerica AEGON Active Asset Allocation - Moderate VP	-	-	-	1	(1)	-
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	-	(22)	(22)	2,095	(3)	2,092
Transamerica BlackRock Global Allocation VP	-	-	-	1	(1)	-
Transamerica BlackRock Tactical Allocation VP	-	-	-	244	(244)	-
Fidelity VIP Index 500	280	(1)	279	269	(269)	-
ProFund VP Bull	-	-	-	4,141	(8,645)	(4,504)
ProFund VP NASDAQ-100	210,799	(214,158)	(3,359)	306,027	(301,560)	4,467
ProFund VP Small-Cap	8,732	(4,767)	3,965	1,409	(1,409)	-
ProFund VP Short Small-Cap	-	-	-	-	-	-
ProFund VP Money Market	113,829	(109,302)	4,527	361,695	(277,112)	84,583
ProFund VP Europe 30	606	(27)	579	1,963	(2,278)	(315)
ProFund VP Oil & Gas	1,048	(1,210)	(162)	2,413	(1,993)	420
ProFund VP Ultra Small-Cap	108,508	(108,508)	-	258,424	(330,408)	(71,984)
ProFund VP Utilities	789	(1,716)	(927)	1,685	(758)	927
ProFund VP Consumer Services	-	-	-	-	-	-
ProFund VP Pharmaceuticals	-	-	-	248	(248)	-
ProFund VP Small-Cap Value	9,730	(5,565)	4,165	-	-	-
ProFund VP Asia 30	551	(551)	-	2,570	(2,570)	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

3. Change in Units (Header used for all titles on this tab)
The changes in units outstanding were as follows:
	Year ended December 31,
	2012			2011
Subaccount	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)	Units Purchased	Units Redeemed and Transferred to/from	Net Increase (Decrease)
ProFund VP Japan	-	(2,316)	(2,316)	2,322	(6)	2,316
ProFund VP Short NASDAQ-100	1,226	(1,725)	(499)	125,549	(124,822)	727
ProFund VP U.S. Government Plus	2,217	(1,435)	782	1,212	(170)	1,042
ProFund VP Basic Materials	1,426	(915)	511	1,914	(5,625)	(3,711)
ProFund VP Financials	-	-	-	-	-	-
ProFund VP Precious Metals	724	(65)	659	1,196	(1,765)	(569)
ProFund VP Telecommunications	-	-	-	-	-	-
ProFund VP Falling US Dollar	127	(1)	126	240	(240)	-
ProFund VP Emerging Markets	3,017	(851)	2,166	3,173	(12,145)	(8,972)
ProFund VP International	-	-	-	3,775	(7,561)	(3,786)
ProFund VP Mid-Cap	6,459	(3,770)	2,689	723	(1,330)	(607)
ProFund VP Short Emerging Markets	-	-	-	-	-	-
ProFund VP Short International	-	-	-	-	-	-
ProFund VP ULTRA NASDAQ 100	174,850	(174,850)	-	-	-	-
Access VP High Yield	45	-	45	484	-	484
Franklin Templeton VIP Founding Funds Allocation	195	(1)	194	-	-	-
AllianceBernstein Balanced Wealth Strategy	206	(1)	205	-	-	-

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica AEGON Money Market VP
	12/31/2012	357	$9.92	to	$8.88	$ 3,294	0.01%	0.50%	to	3.20%	(0.50)%	to	(3.11)%
	12/31/2011	6,332	9.96	to	9.17	58,484	0.01	0.50	to	3.20	(0.49)	to	(3.09)
	12/31/2010	51,251	10.01	to	9.46	484,702	-	0.50	to	3.20	(0.49)	to	(3.10)
	12/31/2009	79,113	10.06	to	9.76	772,725	0.13	0.50	to	3.20	(0.37)	to	(2.98)
	12/31/2008	91,947	10.10	to	10.06	925,287	2.27	0.50	to	3.20	1.00	to	(0.79)
Transamerica Multi-Managed Balanced VP
	12/31/2012	113,734	12.54	to	11.55	1,314,029	1.66	0.50	to	3.20	12.01	to	9.06
	12/31/2011	106,469	11.19	to	10.59	1,127,852	2.36	0.50	to	3.20	3.52	to	0.82
	12/31/2010	146,501	10.81	to	10.51	1,539,297	0.55	0.50	to	3.20	23.50	to	20.27
	12/31/2009	100,782	8.75	to	8.74	880,336	1.65	0.50	to	3.20	25.67	to	22.38
	12/31/2008	106,999	6.97	to	7.14	763,708	2.03	0.50	to	3.20	(30.34)	to	(34.51)
Transamerica AllianceBernstein Dynamic Allocation VP
	12/31/2012	4,668	9.89	to	9.58	44,728	0.75	0.50	to	3.20	5.61	to	2.83
	12/31/2011	3,003	9.36	to	9.32	27,987	0.60	0.50	to	3.20	1.31	to	(1.34)
	12/31/2010	3,270	9.24	to	9.45	30,831	4.44	0.50	to	3.20	8.75	to	5.90
	12/31/2009	6,074	8.50	to	8.92	53,537	3.06	0.50	to	3.20	30.64	to	27.23
	12/31/2008	4,931	6.51	to	7.01	34,565	7.48	0.50	to	3.20	(34.95)	to	(38.84)
Transamerica WMC Diversified Growth VP
	12/31/2012	3,670	9.30	to	8.66	32,502	0.34	0.50	to	3.20	12.60	to	9.64
	12/31/2011	7,426	8.26	to	7.89	58,899	0.41	0.50	to	3.20	(4.21)	to	(6.71)
	12/31/2010	14,997	8.63	to	8.46	126,914	0.42	0.50	to	3.20	17.22	to	14.16
	12/31/2009	29,072	7.36	to	7.41	215,396	0.96	0.50	to	3.20	28.55	to	25.19
	12/31/2008	27,853	5.72	to	5.92	164,932	0.35	0.50	to	3.20	(42.76)	to	(47.69)
Transamerica Systematic Small/Mid Cap Value VP
	12/31/2012	18,469	12.26	to	12.78	233,189	0.50	0.50	to	3.20	15.80	to	12.76
	12/31/2011	15,050	10.58	to	11.33	168,397	0.17	0.50	to	3.20	(3.14)	to	(5.67)
	12/31/2010	39,596	10.93	to	12.02	472,715	0.78	0.50	to	3.20	29.76	to	26.37
	12/31/2009	38,203	8.42	to	9.51	360,955	3.29	0.50	to	3.20	42.50	to	38.77
	12/31/2008	37,007	5.91	to	6.85	253,571	2.35	0.50	to	3.20	(40.90)	to	(42.71)
Transamerica AEGON U.S. Government Securities VP
	12/31/2012	40,943	12.72	to	11.54	483,063	1.60	0.50	to	3.20	4.62	to	1.87
	12/31/2011	45,183	12.16	to	11.33	521,886	2.93	0.50	to	3.20	7.07	to	4.28
	12/31/2010	26,187	11.36	to	10.86	284,441	2.91	0.50	to	3.20	3.88	to	1.17
	12/31/2009	30,565	10.94	to	10.74	328,174	2.25	0.50	to	3.20	3.95	to	1.23
	12/31/2008	34,143	10.52	to	10.61	362,137	2.19	0.50	to	3.20	5.20	to	4.31

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica JPMorgan Core Bond VP
	12/31/2012	1,001	$13.56	to	$13.56	$ 13,566	1.37%	0.50%	to	0.50%	4.46%	to	4.46%
	12/31/2011	3,638	12.98	to	12.98	47,226	3.98	0.50	to	0.50	6.99	to	6.99
	12/31/2010	880	12.13	to	12.13	10,675	13.64	0.50	to	0.50	7.70	to	7.70
	12/31/2009	-	11.26	to	11.27	-	1.44	0.50	to	1.65	9.04	to	7.80
	12/31/2008	-	10.33	to	10.45	-	-	0.50	to	1.65	3.31	to	3.87
Transamerica Morgan Stanley Mid-Cap Growth VP
	12/31/2012	19,047	11.81	to	10.57	203,430	-	0.50	to	3.20	8.54	to	5.68
	12/31/2011	26,066	10.88	to	10.00	265,702	0.19	0.50	to	3.20	(7.17)	to	-
	12/31/2010	1,571	11.73	to	11.73	18,427	0.05	0.50	to	0.50	33.23	to	33.23
	12/31/2009	3,631	8.80	to	8.43	31,961	-	0.50	to	1.65	59.76	to	57.95
	12/31/2008	-	5.51	to	5.34	-	-	0.50	to	1.65	(44.91)	to	(47.17)
Transamerica JPMorgan Tactical Allocation VP
	12/31/2012	6,527	10.72	to	10.72	69,963	0.53	0.50	to	0.50	7.18	to	7.18
	12/31/2011	4,775	10.00	to	10.00	47,754	0.31	0.50	to	0.50	3.12	to	3.12
	12/31/2010	678	9.70	to	9.70	6,580	3.76	0.50	to	0.50	(0.61)	to	(0.61)
	12/31/2009	705	9.76	to	9.54	6,881	4.52	0.50	to	1.65	3.68	to	2.50
	12/31/2008	-	9.41	to	9.30	-	-	0.50	to	1.65	(5.87)	to	(6.08)
Transamerica BlackRock Large Cap Value VP
	12/31/2012	6,515	9.81	to	9.81	63,947	1.57	0.50	to	0.50	11.16	to	11.16
	12/31/2011	4,276	8.83	to	8.83	37,750	2.19	0.50	to	0.50	2.23	to	2.23
	12/31/2010	-	8.64	to	8.64	-	-	0.50	to	0.50	9.90	to	9.90
	12/31/2009	-	7.86	to	7.50	-	-	0.50	to	1.65	13.42	to	12.14
	12/31/2008	-	6.93	to	6.69	-	-	0.50	to	1.65	(30.71)	to	(34.97)
Transamerica MFS International Equity VP
	12/31/2012	481	10.26	to	10.26	4,936	-	0.50	to	0.50	21.55	to	21.55
	12/31/2011	-	8.44	to	8.44	-	-	0.50	to	0.50	(10.50)	to	(10.50)
	12/31/2010	-	9.44	to	9.44	-	-	0.50	to	0.50	9.95	to	9.95
	12/31/2009	-	8.58	to	8.37	-	-	0.50	to	1.65	32.02	to	30.53
	12/31/2008	-	6.50	to	6.41	-	-	0.50	to	1.65	(34.99)	to	(36.35)
Transamerica Third Avenue Value VP
	12/31/2012	-	9.46	to	9.46	-	-	0.50	to	0.50	20.22	to	20.22
	12/31/2011	-	7.87	to	7.87	-	-	0.50	to	0.50	(14.76)	to	(14.76)
	12/31/2010	-	9.23	to	9.23	-	-	0.50	to	0.50	14.86	to	14.86
	12/31/2009	-	8.04	to	7.61	-	-	0.50	to	1.65	34.21	to	32.69
	12/31/2008	-	5.99	to	5.73	-	-	0.50	to	1.65	(40.11)	to	(42.11)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlight (continued)s
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Clarion Global Real Estate Securities VP
	12/31/2012	762	$9.98	to	$9.98	$ 7,610	1.94%	0.50%	to	0.50%	24.63%	to	24.63%
	12/31/2011	-	8.01	to	8.01	-	5.32	0.50	to	0.50	(6.20)	to	(6.20)
	12/31/2010	114	8.54	to	8.54	970	-	0.50	to	0.50	15.09	to	15.09
	12/31/2009	219	7.42	to	7.13	1,626	-	0.50	to	1.65	32.75	to	31.25
	12/31/2008	-	5.59	to	5.43	-	-	0.50	to	1.65	(44.11)	to	(43.32)
Transamerica T. Rowe Price Small Cap VP
	12/31/2012	770	14.20	to	14.20	10,936	-	0.50	to	0.50	15.11	to	15.11
	12/31/2011	766	12.34	to	12.34	9,454	-	0.50	to	0.50	1.19	to	1.19
	12/31/2010	2,112	12.19	to	12.19	25,746	-	0.50	to	0.50	33.76	to	33.76
	12/31/2009	5,213	9.11	to	8.61	47,518	-	0.50	to	1.65	38.01	to	36.45
	12/31/2008	-	6.60	to	6.31	-	-	0.50	to	1.65	(33.96)	to	(37.29)
Transamerica Morgan Stanley Capital Growth VP
	12/31/2012	-	11.26	to	11.26	-	-	0.50	to	0.50	14.97	to	14.97
	12/31/2011	146	9.79	to	9.79	1,426	-	0.50	to	0.50	(6.27)	to	(6.27)
	12/31/2010	-	10.45	to	10.45	-	-	0.50	to	0.50	26.80	to	26.80
	12/31/2009	-	8.24	to	7.96	-	-	0.50	to	1.65	27.27	to	25.83
	12/31/2008	-	6.47	to	6.33	-	-	0.50	to	1.65	(35.27)	to	(37.40)
Transamerica Asset Allocation - Conservative VP
	12/31/2012	-	11.57	to	11.57	-	-	0.50	to	0.50	6.92	to	6.92
	12/31/2011	-	10.82	to	10.82	-	-	0.50	to	0.50	2.15	to	2.15
	12/31/2010	-	10.59	to	10.59	-	-	0.50	to	0.50	8.39	to	8.39
	12/31/2009	-	9.77	to	9.56	-	-	0.50	to	1.65	24.60	to	23.19
	12/31/2008	-	7.84	to	7.76	-	-	0.50	to	1.65	(21.58)	to	(22.47)
Transamerica Asset Allocation - Moderate VP
	12/31/2012	17,523	11.24	to	11.24	196,938	2.51	0.50	to	0.50	8.89	to	8.89
	12/31/2011	15,350	10.32	to	10.32	158,438	2.12	0.50	to	0.50	0.09	to	0.09
	12/31/2010	12,921	10.31	to	10.31	133,245	3.51	0.50	to	0.50	9.83	to	9.83
	12/31/2009	10,125	9.39	to	9.08	95,071	-	0.50	to	1.65	25.77	to	24.35
	12/31/2008	-	7.47	to	7.30	-	-	0.50	to	1.65	(25.34)	to	(27.17)
Transamerica Asset Allocation - Moderate Growth VP
	12/31/2012	-	10.54	to	10.54	-	-	0.50	to	0.50	10.09	to	10.09
	12/31/2011	-	9.58	to	9.58	-	-	0.50	to	0.50	(2.50)	to	(2.50)
	12/31/2010	-	9.82	to	9.82	-	-	0.50	to	0.50	12.17	to	12.17
	12/31/2009	-	8.76	to	8.36	-	-	0.50	to	1.65	27.52	to	26.08
	12/31/2008	-	6.87	to	6.63	-	-	0.50	to	1.65	(31.33)	to	(33.86)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Asset Allocation - Growth VP
	12/31/2012	3,168	$9.70	to	$9.70	$ 30,716	1.30%	0.50%	to	0.50%	12.03%	to	12.03%
	12/31/2011	2,429	8.65	to	8.65	21,023	3.02	0.50	to	0.50	(5.89)	to	(5.89)
	12/31/2010	9,710	9.20	to	9.20	89,292	1.06	0.50	to	0.50	14.38	to	14.38
	12/31/2009	8,475	8.04	to	7.60	67,060	2.56	0.50	to	1.65	29.17	to	27.71
	12/31/2008	-	6.22	to	5.95	-	-	0.50	to	1.65	(37.76)	to	(40.62)
Transamerica PIMCO Total Return Bond VP
	12/31/2012	5,052	13.19	to	13.19	66,656	4.26	0.50	to	0.50	7.01	to	7.01
	12/31/2011	4,833	12.33	to	12.33	59,592	2.20	0.50	to	0.50	5.74	to	5.74
	12/31/2010	7,039	11.66	to	11.66	82,077	4.09	0.50	to	0.50	6.66	to	6.66
	12/31/2009	6,925	10.93	to	11.06	75,708	7.19	0.50	to	1.65	15.46	to	14.15
	12/31/2008	6,617	9.47	to	9.69	62,654	-	0.50	to	1.65	(5.31)	to	(4.37)
Transamerica AEGON High Yield Bond VP
	12/31/2012	1,623	14.71	to	14.71	23,878	4.14	0.50	to	0.50	16.78	to	16.78
	12/31/2011	2,888	12.59	to	12.59	36,369	7.74	0.50	to	0.50	4.25	to	4.25
	12/31/2010	1,286	12.08	to	12.08	15,537	6.32	0.50	to	0.50	11.88	to	11.88
	12/31/2009	3,021	10.80	to	10.62	32,619	13.46	0.50	to	1.65	46.50	to	44.85
	12/31/2008	-	7.37	to	7.33	-	-	0.50	to	1.65	(26.29)	to	(26.42)
Transamerica JPMorgan Enhanced Index VP
	12/31/2012	756	11.13	to	11.13	8,415	1.10	0.50	to	0.50	15.77	to	15.77
	12/31/2011	277	9.61	to	9.61	2,659	5.40	0.50	to	0.50	0.24	to	0.24
	12/31/2010	-	9.59	to	9.59	-	-	0.50	to	0.50	14.60	to	14.60
	12/31/2009	-	8.37	to	7.92	-	-	0.50	to	1.65	28.95	to	27.49
	12/31/2008	-	6.49	to	6.21	-	-	0.50	to	1.65	(35.11)	to	(38.37)
Transamerica International Moderate Growth Fund VP
	12/31/2012	784	9.52	to	9.52	7,464	2.67	0.50	to	0.50	12.24	to	12.24
	12/31/2011	2,163	8.48	to	8.48	18,340	-	0.50	to	0.50	(7.83)	to	(7.83)
	12/31/2010	-	9.20	to	9.20	-	-	0.50	to	0.50	9.95	to	9.95
	12/31/2009	-	8.37	to	7.97	-	-	0.50	to	1.65	29.05	to	27.59
	12/31/2008	-	6.48	to	6.25	-	-	0.50	to	1.65	(35.17)	to	(37.16)
Transamerica Index 50 VP
	12/31/2012	-	11.57	to	11.57	-	-	0.50	to	0.50	8.13	to	8.13
	12/31/2011	-	10.70	to	10.70	-	-	0.50	to	0.50	1.06	to	1.06
	12/31/2010	-	10.58	to	10.58	-	-	0.50	to	0.50	10.52	to	10.52
	12/31/2009	-	9.58	to	9.40	-	-	0.50	to	1.65	16.04	to	14.73
	12/31/2008(1)	-	8.25	to	8.19	-	-	0.50	to	1.65	(17.48)	to	(18.10)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights(continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Index 75 VP
	12/31/2012	191	$11.08	to	$11.08	$ 2,117	1.80%	0.50%	to	0.50%	11.23%	to	11.23%
	12/31/2011	210	9.96	to	9.96	2,089	1.35	0.50	to	0.50	(1.35)	to	(1.35)
	12/31/2010	467	10.09	to	10.09	4,711	1.22	0.50	to	0.50	12.59	to	12.59
	12/31/2009	483	8.97	to	8.80	4,333	0.56	0.50	to	1.65	23.06	to	21.67
	12/31/2008(1)	-	7.29	to	7.23	-	-	0.50	to	1.65	(27.14)	to	(27.70)
Transamerica Efficient Markets VP
	12/31/2012	-	14.89	to	14.89	-	-	0.50	to	0.50	11.93	to	11.93
	12/31/2011	-	13.31	to	13.31	-	5.47	0.50	to	0.50	(2.41)	to	(2.41)
	12/31/2010	-	13.64	to	13.64	-	-	0.50	to	0.50	12.11	to	12.11
	12/31/2009(1)	-	12.16	to	12.16	-	-	0.50	to	0.50	21.62	to	21.62
Transamerica PIMCO Tactical Balanced VP
	12/31/2012	-	10.62	to	10.62	-	-	0.50	to	0.50	0.78	to	0.78
	12/31/2011	-	10.53	to	10.53	-	-	0.50	to	0.50	(3.68)	to	(3.68)
	12/31/2010	-	10.93	to	10.93	-	-	0.50	to	0.50	(3.76)	to	(3.76)
	12/31/2009(1)	-	11.36	to	11.36	-	-	0.50	to	0.50	13.62	to	13.62
Transamerica PIMCO Tactical Conservative VP
	12/31/2012	-	10.40	to	10.40	-	-	0.50	to	0.50	1.19	to	1.19
	12/31/2011	-	10.28	to	10.28	-	-	0.50	to	0.50	(7.61)	to	(7.61)
	12/31/2010	-	11.13	to	11.13	-	-	0.50	to	0.50	(2.34)	to	(2.34)
	12/31/2009(1)	-	11.39	to	11.39	-	-	0.50	to	0.50	13.92	to	13.92
Transamerica PIMCO Tactical Growth VP
	12/31/2012	-	10.08	to	10.08	-	-	0.50	to	0.50	0.48	to	0.48
	12/31/2011	-	10.03	to	10.03	-	-	0.50	to	0.50	(11.81)	to	(11.81)
	12/31/2010	-	11.37	to	11.37	-	-	0.50	to	0.50	(0.94)	to	(0.94)
	12/31/2009(1)	-	11.48	to	11.48	-	-	0.50	to	0.50	14.82	to	14.82
Transamerica Hanlon Income VP
	12/31/2012	3,870	11.70	to	11.70	45,262	2.36	0.50	to	0.50	3.21	to	3.21
	12/31/2011	3,649	11.33	to	11.33	41,356	1.28	0.50	to	0.50	2.65	to	2.65
	12/31/2010	17,567	11.04	to	11.04	193,959	0.12	0.50	to	0.50	(0.11)	to	(0.11)
	12/31/2009(1)	1,877	11.05	to	11.05	20,746	-	0.50	to	0.50	10.53	to	10.53
Transamerica Multi Managed Large Cap Core VP
	12/31/2012	-	17.78	to	17.78	-	-	0.50	to	0.50	16.54	to	16.54
	12/31/2011	-	15.25	to	15.25	-	-	0.50	to	0.50	(2.75)	to	(2.75)
	12/31/2010	-	15.68	to	15.68	-	-	0.50	to	0.50	18.58	to	18.58
	12/31/2009(1)	-	13.23	to	13.13	-	-	0.50	to	1.65	32.27	to	31.26

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
Transamerica Janus Balanced VP
	12/31/2012	1,979	$10.59	to	$10.59	$ 20,952	-%	0.50%	to	0.50%	12.19%	to	12.19%
	12/31/2011	2,000	9.44	to	9.44	18,878	0.28	0.50	to	0.50	(11.05)	to	(11.05)
	12/31/2010	2,017	10.61	to	10.61	21,407	0.16	0.50	to	0.50	2.88	to	2.88
	12/31/2009(1)	938	10.31	to	10.31	9,671	-	0.50	to	0.50	3.14	to	3.14
Transamerica Jennison Growth VP
	12/31/2012	1,411	12.31	to	12.31	17,365	0.09	0.50	to	0.50	15.19	to	15.19
	12/31/2011	4,786	10.68	to	10.68	51,126	0.19	0.50	to	0.50	(1.12)	to	(1.12)
	12/31/2010(1)	-	10.80	to	10.80	-	-	0.50	to	0.50	8.04	to	8.04
Transamerica AEGON Active Asset Allocation - Conservative VP
	12/31/2012	671	10.53	to	10.53	7,068	0.40	0.50	to	0.50	6.46	to	6.46
	12/31/2011(1)	611	9.89	to	9.89	6,041	-	0.50	to	0.50	(1.13)	to	(1.13)
Transamerica AEGON Active Asset Allocation - Moderate VP
	12/31/2012	-	10.47	to	10.47	-	-	0.50	to	0.50	8.17	to	8.17
	12/31/2011(1)	-	9.68	to	9.68	-	-	0.50	to	0.50	(3.22)	to	(3.22)
Transamerica AEGON Active Asset Allocation - Moderate Growth VP
	12/31/2012	2,070	10.25	to	10.25	21,226	0.67	0.50	to	0.50	10.62	to	10.62
	12/31/2011(1)	2,092	9.27	to	9.27	19,394	-	0.50	to	0.50	(7.31)	to	(7.31)
Transamerica BlackRock Global Allocation VP
	12/31/2012	-	10.20	to	10.20	-	-	0.50	to	0.50	9.72	to	9.72
	12/31/2011(1)	-	9.29	to	9.29	-	-	0.50	to	0.50	(7.08)	to	(7.08)
Transamerica BlackRock Tactical Allocation VP
	12/31/2012	-	10.68	to	10.68	-	-	0.50	to	0.50	9.68	to	9.68
	12/31/2011(1)	-	9.74	to	9.74	-	-	0.50	to	0.50	(2.62)	to	(2.62)
Fidelity VIP Index 500
	12/31/2012	279	10.85	to	10.85	3,029	12.06	0.50	to	0.50	15.05	to	15.05
	12/31/2011	-	9.43	to	9.43	-	-	0.50	to	0.50	1.28	to	1.28
	12/31/2010	-	9.31	to	9.31	-	-	0.50	to	0.50	14.16	to	14.16
	12/31/2009	-	8.16	to	7.77	-	-	0.50	to	1.65	25.67	to	24.25
	12/31/2008	-	6.49	to	6.25	-	-	0.50	to	1.65	(35.09)	to	(38.18)
ProFund VP Bull
	12/31/2012	-	10.09	to	10.09	-	-	0.50	to	0.50	13.32	to	13.32
	12/31/2011	-	8.90	to	8.90	-	-	0.50	to	0.50	(0.50)	to	(0.50)
	12/31/2010	4,504	8.95	to	8.95	40,296	0.09	0.50	to	0.50	12.02	to	12.02
	12/31/2009	2,422	7.99	to	7.58	19,343	1.83	0.50	to	1.65	23.73	to	22.33
	12/31/2008	-	6.45	to	6.20	-	-	0.50	to	1.65	(35.45)	to	(38.68)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlight (continued)s
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP NASDAQ-100
	12/31/2012	1,108	$12.57	to	$12.57	$ 13,933	-%	0.50%	to	0.50%	15.65%	to	15.65%
	12/31/2011	4,467	10.87	to	10.87	48,559	-	0.50	to	0.50	0.95	to	0.95
	12/31/2010	-	10.77	to	10.77	-	-	0.50	to	0.50	17.66	to	17.66
	12/31/2009	1,720	9.15	to	8.70	15,738	-	0.50	to	1.65	51.25	to	49.54
	12/31/2008	-	6.05	to	5.81	-	-	0.50	to	1.65	(39.49)	to	(43.42)
ProFund VP Small-Cap
	12/31/2012	3,965	11.21	to	11.21	44,438	-	0.50	to	0.50	14.18	to	14.18
	12/31/2011	-	9.82	to	9.82	-	-	0.50	to	0.50	(6.12)	to	(6.12)
	12/31/2010	-	10.46	to	10.46	-	-	0.50	to	0.50	24.17	to	24.17
	12/31/2009	-	8.42	to	7.81	-	-	0.50	to	1.65	25.44	to	24.02
	12/31/2008	-	6.71	to	6.30	-	-	0.50	to	1.65	(32.86)	to	(36.46)
ProFund VP Short Small-Cap
	12/31/2012	-	4.17	to	4.17	-	-	0.50	to	0.50	(19.37)	to	(19.37)
	12/31/2011	-	5.17	to	5.17	-	-	0.50	to	0.50	(9.54)	to	(9.54)
	12/31/2010	-	5.72	to	5.72	-	-	0.50	to	0.50	(29.30)	to	(29.30)
	12/31/2009	-	8.09	to	8.12	-	-	0.50	to	1.65	(32.71)	to	(33.47)
	12/31/2008	-	12.02	to	12.21	-	-	0.50	to	1.65	20.19	to	22.06
ProFund VP Money Market
	12/31/2012	89,110	9.81	to	9.81	874,046	0.01	0.50	to	0.50	(0.48)	to	(0.48)
	12/31/2011	84,583	9.86	to	9.86	833,646	0.02	0.50	to	0.50	(0.48)	to	(0.48)
	12/31/2010	-	9.90	to	9.90	-	0.02	0.50	to	0.50	(0.48)	to	(0.48)
	12/31/2009	2,119	9.95	to	9.78	21,087	0.02	0.50	to	1.65	(0.47)	to	(1.59)
	12/31/2008	2,996	10.00	to	9.94	29,952	0.04	0.50	to	1.65	(0.03)	to	(0.80)
ProFund VP Europe 30
	12/31/2012	824	8.20	to	8.20	6,756	2.69	0.50	to	0.50	16.01	to	16.01
	12/31/2011	245	7.07	to	7.07	1,729	0.55	0.50	to	0.50	(9.34)	to	(9.34)
	12/31/2010	560	7.80	to	7.80	4,368	1.66	0.50	to	0.50	2.12	to	2.12
	12/31/2009	580	7.64	to	7.14	4,430	4.24	0.50	to	1.65	31.64	to	30.15
	12/31/2008	-	5.80	to	5.49	-	-	0.50	to	1.65	(41.99)	to	(44.92)
ProFund VP Oil & Gas
	12/31/2012	374	8.73	to	8.73	3,261	0.14	0.50	to	0.50	2.38	to	2.38
	12/31/2011	536	8.53	to	8.53	4,572	0.20	0.50	to	0.50	1.74	to	1.74
	12/31/2010	116	8.38	to	8.38	970	-	0.50	to	0.50	17.18	to	17.18
	12/31/2009	-	7.15	to	7.78	-	-	0.50	to	1.65	14.92	to	13.62
	12/31/2008	-	6.22	to	6.84	-	-	0.50	to	1.65	(37.77)	to	(37.98)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Ultra Small-Cap
	12/31/2012	-	$8.26	to	$8.26	$ -	-%	0.50%	to	0.50%	28.87%	to	28.87%
	12/31/2011	-	6.41	to	6.41	-	-	0.50	to	0.50	(19.24)	to	(19.24)
	12/31/2010	71,984	7.93	to	7.93	571,094	-	0.50	to	0.50	47.70	to	47.70
	12/31/2009	-	5.37	to	4.45	-	-	0.50	to	1.65	39.48	to	37.90
	12/31/2008	-	3.85	to	3.23	-	-	0.50	to	1.65	(61.49)	to	(66.74)
ProFund VP Utilities
	12/31/2012	-	9.74	to	9.74	-	1.78	0.50	to	0.50	(0.36)	to	(0.36)
	12/31/2011	927	9.78	to	9.78	9,069	2.72	0.50	to	0.50	16.92	to	16.92
	12/31/2010	-	8.36	to	8.36	-	2.51	0.50	to	0.50	5.42	to	5.42
	12/31/2009	-	7.93	to	7.63	-	-	0.50	to	1.65	10.18	to	8.94
	12/31/2008	-	7.20	to	7.00	-	-	0.50	to	1.65	(28.00)	to	(31.83)
ProFund VP Consumer Services
	12/31/2012	-	13.86	to	13.86	-	-	0.50	to	0.50	21.49	to	21.49
	12/31/2011	-	11.41	to	11.41	-	-	0.50	to	0.50	4.97	to	4.97
	12/31/2010	-	10.87	to	10.87	-	-	0.50	to	0.50	20.78	to	20.78
	12/31/2009	-	9.00	to	8.46	-	-	0.50	to	1.65	30.15	to	28.68
	12/31/2008	-	6.91	to	6.57	-	-	0.50	to	1.65	(30.88)	to	(32.50)
ProFund VP Pharmaceuticals
	12/31/2012	-	13.26	to	13.26	-	-	0.50	to	0.50	11.30	to	11.30
	12/31/2011	-	11.92	to	11.92	-	-	0.50	to	0.50	15.55	to	15.55
	12/31/2010	-	10.31	to	10.31	-	-	0.50	to	0.50	(0.02)	to	(0.02)
	12/31/2009	-	10.32	to	8.99	-	-	0.50	to	1.65	16.31	to	15.00
	12/31/2008	-	8.87	to	7.82	-	-	0.50	to	1.65	(11.31)	to	(20.82)
ProFund VP Small-Cap Value
	12/31/2012	4,165	11.35	to	11.35	47,289	-	0.50	to	0.50	15.58	to	15.58
	12/31/2011	-	9.82	to	9.82	-	-	0.50	to	0.50	(4.58)	to	(4.58)
	12/31/2010	-	10.30	to	10.30	-	0.23	0.50	to	0.50	21.49	to	21.49
	12/31/2009	-	8.47	to	7.91	-	-	0.50	to	1.65	19.80	to	18.45
	12/31/2008	-	7.07	to	6.68	-	-	0.50	to	1.65	(29.27)	to	(31.81)
ProFund VP Asia 30
	12/31/2012	-	7.64	to	7.64	-	-	0.50	to	0.50	14.90	to	14.90
	12/31/2011	-	6.65	to	6.65	-	-	0.50	to	0.50	(27.36)	to	(27.36)
	12/31/2010	-	9.15	to	9.15	-	-	0.50	to	0.50	13.34	to	13.34
	12/31/2009	915	8.07	to	7.27	7,387	1.57	0.50	to	1.65	53.43	to	51.70
	12/31/2008	-	5.26	to	4.79	-	-	0.50	to	1.65	(47.39)	to	(51.62)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Japan
	12/31/2012	-	$6.39	to	$6.39	$ -	-%	0.50%	to	0.50%	22.34%	to	22.34%
	12/31/2011	2,316	5.22	to	5.22	12,093	-	0.50	to	0.50	(18.94)	to	(18.94)
	12/31/2010	-	6.44	to	6.44	-	-	0.50	to	0.50	(7.00)	to	(7.00)
	12/31/2009	-	6.93	to	6.30	-	-	0.50	to	1.65	9.78	to	8.54
	12/31/2008	-	6.31	to	5.81	-	-	0.50	to	1.65	(36.92)	to	(41.81)
ProFund VP Short NASDAQ-100
	12/31/2012	228	4.72	to	4.72	1,079	-	0.50	to	0.50	(19.20)	to	(19.20)
	12/31/2011	727	5.85	to	5.85	4,250	-	0.50	to	0.50	(10.92)	to	(10.92)
	12/31/2010	-	6.56	to	6.56	-	-	0.50	to	0.50	(21.58)	to	(21.58)
	12/31/2009	-	8.37	to	8.27	-	-	0.50	to	1.65	(40.96)	to	(41.62)
	12/31/2008	-	14.18	to	14.17	-	-	0.50	to	1.65	41.77	to	45.75
ProFund VP U.S. Government Plus
	12/31/2012	1,883	15.70	to	15.70	29,568	-	0.50	to	0.50	0.47	to	0.47
	12/31/2011	1,101	15.63	to	15.63	17,210	0.03	0.50	to	0.50	42.80	to	42.80
	12/31/2010	59	10.94	to	10.94	647	0.50	0.50	to	0.50	9.57	to	9.57
	12/31/2009	-	9.99	to	9.94	-	0.06	0.50	to	1.65	(32.95)	to	(33.71)
	12/31/2008	-	14.90	to	14.99	-	2.17	0.50	to	1.65	48.97	to	47.32
ProFund VP Basic Materials
	12/31/2012	511	8.83	to	8.83	4,510	0.68	0.50	to	0.50	7.94	to	7.94
	12/31/2011	-	8.18	to	8.18	-	0.14	0.50	to	0.50	(16.57)	to	(16.57)
	12/31/2010	3,711	9.81	to	9.81	36,399	0.55	0.50	to	0.50	29.05	to	29.05
	12/31/2009	3,367	7.60	to	8.20	25,590	0.42	0.50	to	1.65	61.57	to	59.74
	12/31/2008	-	4.70	to	5.13	-	-	0.50	to	1.65	(52.22)	to	(52.96)
ProFund VP Financials
	12/31/2012	-	6.88	to	6.88	-	-	0.50	to	0.50	24.11	to	24.11
	12/31/2011	-	5.54	to	5.54	-	-	0.50	to	0.50	(14.26)	to	(14.26)
	12/31/2010	-	6.46	to	6.46	-	-	0.50	to	0.50	10.38	to	10.38
	12/31/2009	-	5.85	to	5.25	-	-	0.50	to	1.65	14.44	to	13.14
	12/31/2008	-	5.12	to	4.64	-	-	0.50	to	1.65	(48.84)	to	(51.35)
ProFund VP Precious Metals
	12/31/2012	1,018	8.73	to	8.73	8,882	-	0.50	to	0.50	(14.97)	to	(14.97)
	12/31/2011	359	10.26	to	10.26	3,687	-	0.50	to	0.50	(19.62)	to	(19.62)
	12/31/2010	928	12.77	to	12.77	11,849	-	0.50	to	0.50	32.27	to	32.27
	12/31/2009	992	9.65	to	9.17	9,579	1.03	0.50	to	1.65	34.66	to	33.13
	12/31/2008	-	7.17	to	6.89	-	-	0.50	to	1.65	(28.32)	to	(31.89)

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Telecommunications
	12/31/2012	-	$10.29	to	$10.29	$ -	-%	0.50%	to	0.50%	15.94%	to	15.94%
	12/31/2011	-	8.88	to	8.88	-	-	0.50	to	0.50	1.36	to	1.36
	12/31/2010	-	8.76	to	8.76	-	-	0.50	to	0.50	15.11	to	15.11
	12/31/2009	-	7.61	to	6.91	-	-	0.50	to	1.65	6.79	to	5.58
	12/31/2008	-	7.13	to	6.54	-	-	0.50	to	1.65	(28.73)	to	(35.49)
ProFund VP Falling US Dollar
	12/31/2012	126	8.60	to	8.60	1,086	-	0.50	to	0.50	(1.27)	to	(1.27)
	12/31/2011	-	8.71	to	8.71	-	-	0.50	to	0.50	(3.21)	to	(3.21)
	12/31/2010	-	9.00	to	9.00	-	-	0.50	to	0.50	(3.07)	to	(3.07)
	12/31/2009	-	9.29	to	9.43	-	8.26	0.50	to	1.65	2.80	to	1.64
	12/31/2008	-	9.03	to	9.28	-	-	0.50	to	1.65	(9.66)	to	(6.66)
ProFund VP Emerging Markets
	12/31/2012	2,166	7.51	to	7.51	16,271	1.16	0.50	to	0.50	6.04	to	6.04
	12/31/2011	-	7.09	to	7.09	-	-	0.50	to	0.50	(20.10)	to	(20.10)
	12/31/2010	8,972	8.87	to	8.87	79,559	-	0.50	to	0.50	9.22	to	9.22
	12/31/2009	3,376	8.12	to	7.92	27,412	0.13	0.50	to	1.65	61.55	to	59.72
	12/31/2008	-	5.03	to	4.96	-	-	0.50	to	1.65	(49.74)	to	(50.91)
ProFund VP International
	12/31/2012	-	7.56	to	7.56	-	-	0.50	to	0.50	15.35	to	15.35
	12/31/2011	-	6.56	to	6.56	-	-	0.50	to	0.50	(14.76)	to	(14.76)
	12/31/2010	3,786	7.69	to	7.69	29,125	-	0.50	to	0.50	7.27	to	7.27
	12/31/2009	1,523	7.17	to	6.65	10,925	0.04	0.50	to	1.65	24.03	to	22.62
	12/31/2008	-	5.78	to	5.42	-	-	0.50	to	1.65	(42.17)	to	(45.31)
ProFund VP Mid-Cap
	12/31/2012	2,689	11.13	to	11.13	29,936	-	0.50	to	0.50	14.96	to	14.96
	12/31/2011	-	9.68	to	9.68	-	-	0.50	to	0.50	(4.66)	to	(4.66)
	12/31/2010	607	10.16	to	10.16	6,164	-	0.50	to	0.50	23.43	to	23.43
	12/31/2009	-	8.23	to	7.94	-	-	0.50	to	1.65	32.22	to	30.72
	12/31/2008	-	6.22	to	6.07	-	-	0.50	to	1.65	(37.76)	to	(39.37)
ProFund VP Short Emerging Markets
	12/31/2012	-	5.35	to	5.35	-	-	0.50	to	0.50	(13.48)	to	(13.48)
	12/31/2011	-	6.19	to	6.19	-	-	0.50	to	0.50	10.11	to	10.11
	12/31/2010	-	5.62	to	5.62	-	-	0.50	to	0.50	(18.82)	to	(18.82)
	12/31/2009	-	6.92	to	6.36	-	-	0.50	to	1.65	(48.97)	to	(49.55)
	12/31/2008	-	13.57	to	12.61	-	-	0.50	to	1.65	35.67	to	30.08

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)
The Separate Account offers various death benefit options, which have differing fees that are charged against the contract owner's account balance.  These charges are discussed in more detail in the individual's policy.  Differences in the fee structures for these units result in different unit values, expense ratios, and total returns.

Subaccount	Year Ended	Units	Unit Fair Value Corresponding to Lowest to Highest Expense Ratio			Net Assets	Investment Income Ratio*	Expense Ratio** Lowest to Highest			Total Return*** Corresponding to Lowest to Highest Expense Ratio
ProFund VP Short International
	12/31/2012	-	$6.38	to	$6.38	$ -	-%	0.50%	to	0.50%	(20.55)%	to	(20.55)%
	12/31/2011	-	8.03	to	8.03	-	-	0.50	to	0.50	1.30	to	1.30
	12/31/2010	-	7.93	to	7.93	-	-	0.50	to	0.50	(15.12)	to	(15.12)
	12/31/2009	-	9.34	to	9.35	-	-	0.50	to	1.65	(30.63)	to	(31.41)
	12/31/2008	-	13.47	to	13.63	-	-	0.50	to	1.65	34.65	to	35.98
ProFund VP ULTRA NASDAQ 100
	12/31/2012(1)	-	9.38	to	9.38	-	-	0.50	to	0.50	-	to	-
Access VP High Yield
	12/31/2012	529	14.49	to	14.49	7,666	4.43	0.50	to	0.50	13.55	to	13.55
	12/31/2011	484	12.76	to	12.76	6,173	-	0.50	to	0.50	2.23	to	2.23
	12/31/2010	-	12.48	to	12.48	-	-	0.50	to	0.50	15.80	to	15.80
	12/31/2009	-	10.78	to	11.02	-	-	0.50	to	1.65	16.33	to	15.02
	12/31/2008	-	9.26	to	9.58	-	-	0.50	to	1.65	(7.35)	to	(6.20)
Franklin Templeton VIP Founding Funds Allocation
	12/31/2012	194	15.83	to	15.83	3,073	-	0.50	to	0.50	14.60	to	14.60
	12/31/2011	-	13.81	to	13.81	-	-	0.50	to	0.50	(2.16)	to	(2.16)
	12/31/2010	-	14.12	to	14.12	-	-	0.50	to	0.50	9.69	to	9.69
	12/31/2009(1)	-	12.87	to	12.87	-	-	0.50	to	0.50	28.72	to	28.72
AllianceBernstein Balanced Wealth Strategy
	12/31/2012	205	14.92	to	14.92	3,061	-	0.50	to	0.50	12.81	to	12.81
	12/31/2011	-	13.22	to	13.22	-	-	0.50	to	0.50	(3.54)	to	(3.54)
	12/31/2010	-	13.71	to	13.71	-	-	0.50	to	0.50	9.75	to	9.75
	12/31/2009(1)	-	12.49	to	12.49	-	-	0.50	to	0.50	24.91	to	24.91
(1) See footnote 1

* These amounts represent the dividends, excluding distributions of capital gains, received by the subaccount from the Mutual Fund, net of management fees assessed by the fund manager, divided by the average net assets.  These ratios exclude those expenses, such as mortality and expense charges, that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units.  The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the Mutual Fund in which the subaccounts invest.

** These amounts represent the annualized contract expenses of the subaccount, consisting primarily of mortality and expense charges, for each period indicated.  These ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the Mutual Fund have been excluded.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

4. Financial Highlights (continued)

*** These amounts represent the total return for the periods indicated, including changes in the value of the Mutual Fund, and expenses assessed through the reduction of unit values.  These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the variable account.  The total return is calculated for each period indicated or from the effective date through the end of the reporting period.  Effective 2012, total returns reflect a full twelve month period and total returns for subaccounts opened during the year have not been disclosed as they may not be indicative of a full year return.  Effective 2011, expense ratios not in effect for the full twelve months are not reflected in the total return as they may not be indicative of a full year return.

There are subaccounts that have total return ranges outside of the range indicated above. The following is a list of the subaccounts and their corresponding lowest and highest total return.

Subaccount	2011 Total Return Range
Transamerica Morgan Stanley Mid-Cap Growth VP	(7.17)%	to	0.00%

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

5.	Administrative and Mortality and Expense Risk Charges

Under some forms of the policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

A daily charge equal to an annual rate from 0.50% and 3.20% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with the issuance and administration of the Policies.  This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.

6.	Income Taxes

Operations of the Separate Account form a part of WRL, which is taxed as a life insurance company under Subchapter L of the Internal Revenue Code of 1986, as amended (the Code).   The operations of the Separate Account are accounted for separately from other operations of WRL for purposes of federal income taxation.  The Separate Account is not separately taxable as a regulated investment company under Subchapter M of the Code and is not otherwise taxable as an entity separate from WRL.  Under existing federal income tax laws, the income of the Separate Account is not taxable to WRL, as long as earnings are credited under the variable annuity contracts.

7.	Dividend Distributions

Dividends are not declared by the Separate Account, since the increase in the value of the underlying investment in the Mutual Funds is reflected daily in the accumulation unit price used to calculate the equity value within the Separate Account.   Consequently, a dividend distribution by the Mutual Funds does not change either the accumulation unit price or equity values within the Separate Account.

Western Reserve Life Assurance Co. of Ohio
WRL Series Life Account G
Notes to Financial Statements
December 31, 2012

8.	Fair Value Measurements and Fair Value Hierarchy

The Accounting Standards Codification™ (ASC) 820 defines fair value, establishes a framework for measuring fair value, establishes a fair value hierarchy based on the nature of inputs used to measure fair value and enhances disclosure requirements for fair value measurements.

The Separate Account has categorized its financial instruments into a three level hierarchy which is based on the priority of the inputs to the valuation technique.    The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value on the Statements of Assets and Liabilities are categorized as follows:
Level 1. Unadjusted quoted prices for identical assets or liabilities in an active market.
Level 2. Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability. Level 2 inputs include the following:

a) Quoted prices for similar assets or liabilities in active markets
b) Quoted prices for identical or similar assets or liabilities in non-active markets
c) Inputs other than quoted market prices that are observable
d) Inputs that are derived principally from or corroborated by observable market data through correlation or other means.
Level 3. Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement. They reflect management’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

All investments in the Mutual Funds included in the Statements of Assets and Liabilities are stated at fair value and are based upon daily unadjusted quoted prices, therefore are considered Level 1.

9.	Subsequent Events

The Separate Account has evaluated the financial statements for subsequent events through the date which the financial statements were issued.  During this period, there were no subsequent events requiring recognition or disclosure in the financial statements.

Report of Independent Registered Public Accounting Firm

The Board of Directors
Western Reserve Life Assurance Company of Ohio

We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance Company of Ohio (the Company) as of December 31, 2012 and 2011, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2012. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from U.S. generally accepted accounting principles. The variances between such practices and U.S. generally accepted accounting principles are described in Note 1. The effects on the accompanying financial statements of these variances are not reasonably determinable but are presumed to be material.

In our opinion, because of the effects of the matter described in the preceding paragraph, the statutory-basis financial statements referred to above do not present fairly, in conformity with U.S. generally accepted accounting principles, the financial position of Western Reserve Life Assurance Company of Ohio at December 31, 2012 and 2011, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2012.

WRL 2012 SEC

However, in our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Assurance Company of Ohio at December 31, 2012 and 2011, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2012, in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.

As discussed in Note 1 to the financial statements, in response to new accounting standards in 2012, the Company changed its method of accounting for deferred income taxes.

/s/Ernst & Young LLP

April 10, 2013

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Balance Sheets – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

December 31	
	2012	**2011**
Admitted assets		
Cash and invested assets:		
Bonds	**$ 1,116,229**	$ 888,551
Common stocks:		
Affiliated entities (cost: 2012- $22,921; 2011- $22,494)	**31,844**	30,479
Unaffiliated (cost: 2012- $117)	**117**	—
Mortgage loans on real estate	**50,714**	49,646
Home office properties	**35,209**	36,015
Cash, cash equivalents and short-term investments	**184,234**	170,354
Policy loans	**411,101**	406,037
Securities lending reinvested collateral assets	**84,899**	89,624
Receivable for securities	—	5,216
Other invested assets	**3,293**	3,474
Total cash and invested assets	**1,917,640**	1,679,396
Net deferred income tax asset	**103,071**	124,543
Premiums deferred and uncollected	**2,735**	3,061
Reinsurance receivable	**3,358**	1,851
Federal income tax recoverable	—	1,339
Receivable from parent, subsidiaries and affiliates	—	2,067
Investment income due and accrued	**14,224**	11,823
Cash surrender value of life insurance policies	**75,295**	73,446
Other admitted assets	**7,263**	7,533
Separate account assets	**6,477,241**	6,518,084
Total admitted assets	**$ 8,600,827**	$ 8,423,143

 See accompanying notes.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Statements of Operations – Statutory Basis
(Dollars in Thousands, Except per Share Amounts)

| | Year Ended December 31 | | |
|---|---|---|---|
| | 2012 | 2011 | 2010 |
| **Revenues:** | | | |
| Premiums and other considerations, net of reinsurance: | | | |
| Life | $ 469,583 | $ 456,926 | $ 484,508 |
| Annuity | 13,547 | 22,244 | 40,279 |
| Accident and health | 1,658 | 1,429 | 1,222 |
| Net investment income | 81,729 | 80,031 | 64,487 |
| Amortization of interest maintenance reserve | 1,516 | 1,326 | 669 |
| Commissions and expense allowances on reinsurance ceded | (3,415) | (41,716) | 108,259 |
| Reserve adjustments on reinsurance ceded | (24,697) | (31,044) | (33,461) |
| Income from fees associated with investment management, administration and contract guarantees for separate accounts | 300,860 | 312,161 | 319,607 |
| Income earned on company owned life insurance | 1,875 | 2,279 | 2,368 |
| Income from administrative service agreement with affiliate | 23,814 | 24,411 | 23,672 |
| Other | (6,652) | (6,671) | (7,130) |
| | 859,738 | 821,376 | 1,004,480 |
| **Benefits and expenses:** | | | |
| Benefits paid or provided for: | | | |
| Life | 70,668 | 64,792 | 84,881 |
| Surrender benefits | 423,283 | 418,362 | 651,416 |
| Annuity benefits | 21,114 | 25,824 | 25,525 |
| Other benefits | 3,781 | 3,367 | 2,755 |
| Increase (decrease) in aggregate reserves for policies and contracts: | | | |
| Life | 94,292 | 66,540 | 31,958 |
| Annuity | (59,874) | 19,085 | (87,376) |
| Accident and health | 446 | (42) | (251) |
| | 554,430 | 597,928 | 709,908 |
| Insurance expenses: | | | |
| Commissions | 160,309 | 138,136 | 124,707 |
| General insurance expenses | 74,017 | 84,132 | 93,770 |
| Taxes, licenses and fees | 17,898 | 14,478 | 18,467 |
| Net transfers from separate accounts | (107,485) | (62,563) | (191,184) |
| Consideration on reinsurance recapture | – | 29,300 | – |
| Other expenses | 11,984 | 10,077 | 12,725 |
| | 156,723 | 213,560 | 58,485 |
| Total benefits and expenses | 711,153 | 811,488 | 767,393 |
| Gain from operations before dividends to policyholders, federal income tax expense and net realized capital losses on investments | 148,585 | 9,888 | 237,087 |
| Dividends to policyholders | 22 | 24 | 25 |
| Gain from operations before federal income tax expense and net realized capital losses on investments | 148,563 | 9,864 | 237,062 |
| Federal income tax expense | 13,977 | 9,379 | 104,800 |
| Gain from operations before net realized capital losses on investments | 134,586 | 485 | 132,262 |
| Net realized capital loss on investments (net of related federal income taxes and amounts tranferred to/from interest maintenance reserve) | (4,591) | (12,431) | (9,123) |
| Net income (loss) | $ 129,995 | $ (11,946) | $ 123,139 |

*See accompanying notes.*

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis
 (Dollars in Thousands)

Common Stock	Aggregate Write-ins for Other than Special Surplus Funds	Paid-in Surplus	Unassigned Surplus	Total Capital and Surplus
Balance at January 1, 2010	$ 2,500	$ 46,066	$ 149,627	$ 164,953	$ 363,146
Net income	–	–	–	123,139	123,139
Change in net unrealized capital gains and losses, net of tax	–	–	–	783	783
Change in nonadmitted assets	–	–	–	(30,671)	(30,671)
Change in asset valuation reserve	–	–	–	(732)	(732)
Change in liability for reinsurance in unauthorized companies	–	–	–	15,762	15,762
Dividend to stockholder	–	–	–	(100,000)	(100,000)
Change in net deferred income tax asset	–	–	–	(10,050)	(10,050)
Surplus effect of reinsurance transaction	–	–	–	125,426	125,426
Increase in admitted deferred tax asset pursuant to SSAP No. 10R	–	24,461	–	–	24,461
Balance at December 31, 2010	2,500	70,527	149,627	288,610	511,264
Net loss	–	–	–	(11,946)	**(11,946)**
Change in net unrealized capital gains and losses, net of tax	–	–	–	(3,720)	**(3,720)**
Change in nonadmitted assets	–	–	–	(27,616)	**(27,616)**
Change in asset valuation reserve	–	–	–	378	**378**
Change in liability for reinsurance in unauthorized companies	–	–	–	(104)	**(104)**
Dividend to stockholder	–	–	–	(250,000)	**(250,000)**
Change in net deferred income tax asset	–	–	–	18,337	**18,337**
Surplus effect of reinsurance transaction	–	–	–	41,629	**41,629**
Change in admitted deferred tax asset pursuant to SSAP No. 10R	–	**(3,024)**	–	–	**(3,024)**
Balance at December 31, 2011	**$ 2,500**	**$ 67,503**	**$ 149,627**	**$ 55,568**	**$ 275,198**

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Changes in Capital and Surplus – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis
 (Dollars in Thousands)

Western Reserve Life Assurance Co. of Ohio

Statements of Cash Flow – Statutory Basis (continued)
(Dollars in Thousands)

See accompanying notes.

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis
 (Dollars in Thousands)

December 31, 2012

1. Organization and Summary of Significant Accounting Policies

Organization

Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of Aegon USA, LLC (Aegon). Aegon is an indirect, wholly owned subsidiary of Aegon N.V., a holding company organized under the laws of The Netherlands.

Nature of Business

The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company’s products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company’s new life insurance, and a portion of new annuities, are written through an affiliated marketing organization.

Basis of Presentation

The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or fair value based on their National Association of Insurance Commissioners (NAIC) rating; for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in earnings for those designated as trading and as a separate component of other comprehensive income (OCI) for those designated as available-for-sale.  Fair value for GAAP is based on indexes, third party pricing services, brokers, external fund managers and internal models.  For statutory reporting, the NAIC allows insurance companies to report the fair value determined by the Securities Valuation Office of the NAIC (SVO) or determine the fair value by using a permitted valuation method.

All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If the fair value of the mortgage-backed/asset-backed security is less than amortized cost, an entity shall assess whether the impairment is other-than-temporary. An other-than-temporary impairment is considered to have occurred if the fair value of the mortgage-backed/asset-backed security is less than its amortized cost basis and the entity intends to sell the security or the entity does not have the intent and ability to hold the security for a period of time sufficient to recover the amortized cost basis. An other-than-temporary impairment is also considered to have occurred if the discounted estimated future cash flows are less than the amortized cost basis of the security.

If it is determined an other-than-temporary impairment has occurred as a result of the cash flow analysis, the security is written down to the discounted estimated future cash flows.  If an other-than-temporary impairment has occurred due to intent to sell or lack of intent and ability to hold, the security is written down to fair value.

For GAAP, all securities, purchased or retained, that represent beneficial interests in securitized assets (e.g., CMO, CBO, CDO, CLO, MBS and ABS securities), other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If high credit quality securities are adjusted, the retrospective method is used. If it is determined that a decline in fair value is other-than-temporary and the entity intends to sell the security or more likely than not will be required to sell the security before recovery of its amortized cost basis less any current period credit loss, the other-than-temporary impairment should be recognized in earnings equal to the entire difference between the amortized cost basis and its fair value at the impairment date.  If the entity does not intend to sell the security and it is not more likely than not that the entity will be required to sell the security before recovery, the other-than-temporary impairment should be separated into a) the amount representing the credit loss, which is recognized in earnings, and b) the amount related to all other factors, which is recognized in OCI, net of applicable taxes.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Derivative instruments used in hedging transactions that meet the criteria of an effective hedge are valued and reported in a manner that is consistent with the hedged asset or liability. Embedded derivatives are not accounted for separately from the host contract. Derivative instruments used in hedging transactions that do not meet or no longer meet the criteria of an effective hedge are accounted for at fair value, and the changes in the fair value are recorded in unassigned surplus as unrealized gains and losses. Under GAAP, the effective and ineffective portions of a single hedge are accounted for separately, and the change in fair value for cash flow hedges is credited or charged directly to a separate component of OCI rather than to income as required for fair value hedges, and an embedded derivative within a contract that is not clearly and closely related to the economic characteristics and risk of the host contract is accounted for separately from the host contract and valued and reported at fair value.

Derivative instruments are also used in replication transactions.  In these transactions, the derivative is valued in a manner consistent with the cash investment and replicated asset.  For GAAP, the derivative is reported at fair value with the changes in the fair value reported in income.

Investments in real estate are reported net of related obligations rather than on a gross basis as for GAAP. Real estate owned and occupied by the Company is included in investments rather than reported as an operating asset as under GAAP, and investment income and operating expenses for statutory reporting include rent for the Company’s occupancy of those properties. Changes between depreciated cost and admitted amounts are credited or charged directly to unassigned surplus rather than to income as would be required under GAAP.

Valuation allowances are established for mortgage loans, if necessary, based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan’s effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.

The initial valuation allowance and subsequent changes in the allowance for mortgage loans are charged or credited directly to unassigned surplus as part of the change in asset valuation reserve (AVR), rather than being included as a component of earnings as would be required under GAAP.

Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan based on groupings of individual securities sold in five year bands. That net deferral is reported as the interest maintenance reserve (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

GAAP, realized capital gains and losses would be reported in the statement of operations on a pre-tax basis in the period that the assets giving rise to the gains or losses are sold.

The AVR provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.

Subsidiaries: The accounts and operations of the Company’s subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.

Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, incremental costs directly related to the successful acquisition of traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality and expense margins.

Nonadmitted Assets: Certain assets designated as “nonadmitted”, primarily net deferred tax assets and agent debit balances, and other assets not specifically identified as an admitted asset within the NAIC Accounting Practices and Procedures Manual (NAIC SAP), are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheet to the extent they are not impaired.

Universal Life and Annuity Policies:  Revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received.  Benefits incurred represent surrenders and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk and guaranteed interest in group annuity contracts are recorded directly to a policy reserve account using deposit accounting, without recognizing premium income or benefits expense. Interest on these policies is reflected in other benefits. Under GAAP, for universal life policies, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent interest credited to the account values and the excess of benefits paid over the policy account value. Under GAAP, for all annuity policies without significant mortality risk, premiums received and benefits paid would be recorded directly to the reserve liability.

Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Reinsurance: Any reinsurance amounts deemed to be uncollectible have been written off through a charge to operations.  In addition, a liability for reinsurance balances would be established for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to the liability are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.

Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.

Commissions allowed by reinsurers on business ceded are reported as income when incurred rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.

Deferred Income Taxes:  The Company computes deferred income taxes in accordance with Statement of Statutory Accounting Principle (SSAP) No. 101, Income Taxes, A Replacement of SSAP No. 10R and SSAP No. 10 (SSAP No. 101). Under SSAP No. 101, admitted adjusted deferred income tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse during a timeframe corresponding with the Internal Revenue Service tax loss carryback provisions, not to exceed three years, plus 2) the amount of adjusted gross deferred income tax assets expected to be realized within three years limited to an amount that is no greater than 15% of current period’s adjusted statutory capital and surplus, plus 3) the amount of remaining adjusted gross deferred income tax assets that can be offset against existing gross deferred income tax liabilities after considering the character (i.e., ordinary versus capital) and reversal patterns of the deferred tax assets and liabilities. The remaining adjusted deferred income tax assets are nonadmitted.

Deferred income taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred income taxes, a deferred income tax asset is recorded for the amount of gross deferred income tax assets expected to be realized in all future years, and a valuation allowance is established for deferred income tax assets not realizable.

Policyholder Dividends:  Policyholder dividends are recognized when declared rather than over the term of the related policies.

Statements of Cash Flow: Cash, cash equivalents and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year or less.
Under GAAP, the corresponding caption of cash and cash equivalents includes cash balances and investments with initial maturities of three months or less.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Securities Lending Assets and Liabilities: For securities lending programs, cash collateral received which may be sold or repledged by the Company is reflected as a one-line entry on the balance sheet (securities lending reinvested collateral assets) and a corresponding liability is established to record the obligation to return the cash collateral. Collateral received which may not be sold or repledged is not recorded on the Company’s balance sheet. Under GAAP the reinvested collateral is included within invested assets (i.e. it is not one-line reported).

The effects of the foregoing variances from GAAP on the accompanying statutory-basis financial statements have not been determined by the Company, but are presumed to be material.

Other significant accounting policies are as follows:

Investments

Investments in bonds, except those to which the SVO has ascribed an NAIC designation of 6, are reported at amortized cost using the interest method.

Hybrid securities, as defined by the NAIC, are securities designed with characteristics of both debt and equity and provide protection to the issuer’s senior note holders.  These securities meet the definition of a bond, in accordance with SSAP No. 26, Bonds, excluding Loan-backed and Structured Securities and therefore, are reported at amortized cost or fair value based upon their NAIC rating.

Single class and multi-class mortgage-backed/asset-backed securities are valued at amortized cost using the interest method, including anticipated prepayments, except for those with an initial NAIC designation of 6, which are valued at the lower of amortized cost or fair value. Prepayment assumptions are obtained from dealer surveys or internal estimates and are based on the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities, except principal-only and interest-only securities, which are valued using the prospective method.

The Company closely monitors below investment grade holdings and those investment grade issuers where the Company has concerns. The Company also regularly monitors industry sectors. The Company considers relevant facts and circumstances in evaluating whether the impairment is other-than-temporary including: (1) the probability of the Company collecting all amounts due according to the contractual terms of the security in effect at the date of acquisition; (2) the Company’s decision to sell a security prior to its maturity at an amount below its carrying amount; and (3) the Company’s ability to hold a structured security for a period of time to allow for recovery of the value to its carrying amount. Additionally, financial condition, near term prospects of the issuer and nationally recognized credit rating changes are monitored.  Non-structured securities in unrealized loss positions that are considered other-than-temporary are written down to fair value. Structured securities considered other-than-temporarily impaired are written down to discounted estimated cash flows if the impairment is the result of cash flow

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Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

analysis.  If the Company has an intent to sell or lack of ability to hold a structured security, it is written down to fair value. For structured securities, cash flow trends and underlying levels of collateral are monitored.  The Company will record a charge to the statement of operations to the extent that these securities are determined to be other-than-temporarily impaired.

Investments in both affiliated and unaffiliated preferred stocks in good standing are reported at cost or amortized cost. Investments in preferred stocks not in good standing are reported at the lower of cost or fair value, and the related net unrealized capital gains (losses) are reported in unassigned surplus along with any adjustment for federal income taxes.

Common stocks of unaffiliated companies are reported at fair value and the related net unrealized capital gains or losses are reported in unassigned surplus along with any adjustments for federal income taxes.

If the Company determines that a decline in the fair value of a common stock or a preferred stock is other-than-temporary, the Company writes it down to fair value as the new cost basis and the amount of the write down is accounted for as a realized loss in the statement of operations. The Company considers the following factors in determining whether a decline in value is other-than-temporary: (a) the financial condition and prospects of the issuer; (b) whether or not the Company has made a decision to sell the investment; and (c) the length of time and extent to which the value has been below cost.

Common stocks of affiliated noninsurance subsidiaries are reported based on underlying audited GAAP equity.  The net change in the subsidiaries’ equity is included in the change in net unrealized capital gains or losses, reported in unassigned surplus along with any adjustment for federal income taxes.

There are no restrictions on common or preferred stock.

Short-term investments include investments with remaining maturities of one year or less at the time of acquisition and are principally stated at amortized cost.

Cash equivalents are short-term highly liquid investments with original maturities of three months or less and are principally stated at amortized cost.

Mortgage loans are reported at unpaid principal balances, less an allowance for impairment.  A mortgage loan is considered to be impaired when it is probable that the Company will be unable to collect all principal and interest amounts due according to the contractual terms of the mortgage agreement.  When management determines that the impairment is other-than-temporary, the mortgage loan is written down to realizable value and a realized loss is recognized.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Real estate occupied by the Company is reported at depreciated cost net of encumbrances.  Depreciation is calculated on a straight-line basis over the estimated useful lives of the properties.

Policy loans are reported at unpaid principal balance.

Investments in Low Income Housing Tax Credit (LIHTC) Properties are valued at amortized cost.  Tax credits are recognized in operations in the tax reporting year in which the tax credit is utilized by the Company.

Realized capital gains and losses are determined using the specific identification method and are recorded net of related federal income taxes.  Changes in admitted asset carrying amounts of bonds, mortgage loans, preferred and common stocks are credited or charged directly to unassigned surplus.

Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. At December 31, 2012 and 2011, the Company did not exclude any investment income due and accrued with respect to such practices.

For dollar repurchase agreements, the Company receives cash collateral in an amount at least equal to the fair value of the securities transferred by the Company in the transaction as of the transaction date.  Cash received as collateral will be invested as needed or used for general corporate purposes of the Company.

Derivative Instruments

Overview: The Company may use various derivative instruments (options, caps, floors, swaps, foreign currency forwards and futures) to manage risks related to its ongoing business operations.  On the transaction date of the derivative instrument, the Company designates the derivative as either (A) hedging (fair value, foreign currency fair value, cash flow, foreign currency cash flow, forecasted transactions or net investment in a foreign operation), (B) replication, (C) income generation or (D) held for other investment/risk management activities, which do not qualify for hedge accounting under SSAP No. 86, Accounting for Derivative Instruments and Hedging Activities (SSAP No. 86).

Derivative instruments used in hedging relationships are accounted for on a basis that is consistent with the hedged item (amortized cost or fair value).  Derivative instruments used in replication relationships are accounted for on a basis that is consistent with the cash instrument and the replicated asset (amortized cost or fair value).  Derivative instruments used in income generation relationships are accounted for on a basis that is consistent with the associated

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

covered asset or underlying interest to which the derivative indicates (amortized cost or fair value).  Derivative instruments held for other investment/risk management activities receive fair value accounting.

Derivative instruments are subject to market risk, which is the possibility that future changes in market prices may make the instruments less valuable.  The Company uses derivatives as hedges, consequently, when the value of the derivative changes, the value of a corresponding hedged asset or liability will move in the opposite direction.  Market risk is a consideration when changes in the value of the derivative and the hedged item do not completely offset (correlation or basis risk) which is mitigated by active measuring and monitoring.

The Company is exposed to credit-related losses in the event of non-performance by counterparties to financial instruments, but it does not expect any counterparties to fail to meet their obligations given their high credit rating of 'A' or better.  The credit exposure of interest rate swaps and currency swaps is represented by the fair value of contracts, aggregated at a counterparty level, with a positive fair value at the reporting date.  The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company's behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, then the Company is required to post assets.

Instruments: Variance swaps are used in the asset/liability management process to mitigate the risk created when the Company has issued minimum guarantee insurance contracts linked to an index.  These variance swaps are similar to volatility options where the underlying index provides for the market value movements.  Variance swaps do not accrue interest. Typically, no cash is exchanged at the outset of initiating the variance swap and a single receipt or payment occurs at the maturity or termination of the contract.  The variance swaps that meet hedge accounting rules are carried in a manner consistent with the hedged item, generally at amortized cost, on the financial statements.  If terminated prior to maturity, proceeds are exchanged equal to the fair value of the contract.  These gains and losses may be included in IMR or AVR if the underlying instrument receives that treatment.  Swaps not meeting hedge accounting rules are carried at fair value with fair value adjustments recorded in unassigned surplus.

Futures contracts are used to hedge the liability risk associated when the Company issues products providing the customer a return based on various global market indices.  Futures are marked to market on a daily basis whereby a cash payment is made or received by the Company.  These payments are recognized as realized gains or losses in the financial statements.

Premiums and Annuity Considerations

Revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and are recognized over the premium paying

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Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

periods of the related policies. Premiums received for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income.

Aggregate Reserves for Policies and Contracts

Life, annuity and accident and health benefit reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.

The Company waives deduction of deferred fractional premiums upon death of the insured and refunds portions of premiums beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserves.

Additional premiums are charged or additional mortality charges are assessed for policies issued on substandard lives according to underwriting classification.  Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves or the net premiums exceed the gross premiums on any insurance in force.

Tabular interest, tabular less actual reserves released and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.

The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, 1980 and 2001 Commissioner’s Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2 to 5.5 percent and are computed principally on the Net Level Premium Valuation and the Commissioner’s Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioner’s Reserve Valuation Method.

Deferred annuity reserves are calculated according to the Commissioner’s Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4 to 11.25 percent and mortality rates, where appropriate, from a variety of tables.

Accident and health policy reserves are equal to the greater of the gross unearned premiums or any required mid-terminal reserves plus net unearned premiums and the present value of amounts not yet due on both reported and unreported claims.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The liabilities related to guaranteed investment contracts and policyholder funds left on deposit with the Company generally are equal to fund balances less applicable surrender charges.

Policy and Contract Claim Reserves

Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.

Liability for Deposit-Type Contracts

Deposit-type contracts do not incorporate risk from the death or disability of policyholders. These types of contracts may include supplemental contracts and certain annuity contracts. Deposits and withdrawals on these contracts are recorded as a direct increase or decrease, respectively, to the liability balance, and are not reflected as premiums, benefits or changes in reserve in the statement of operations.

Reinsurance

Coinsurance premiums, commissions, expense reimbursements and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of in force blocks of business are included in unassigned surplus and amortized into income as earnings emerge on the reinsured block of business. Premiums ceded and recoverable losses have been reported as a reduction of premium income and benefits, respectively. Policy liabilities and accruals are reported in the accompanying financial statements net of reinsurance ceded.

Separate Accounts

Separate accounts held by the Company primarily represent funds which are administered for individual variable universal life and variable annuity contracts. Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company’s corresponding obligation to the contract owners are shown separately in the balance sheet. The assets in the accounts, carried at estimated fair value, consist of underlying mutual fund shares, common stocks, long-term bonds and short-term investments. The separate accounts, held for individual policyholders, do not have any minimum guarantees, and the investment risks associated with the fair value changes are borne entirely by the policyholder.

The Company received variable contract premiums of $305,221, $349,011 and $378,162, in 2012, 2011 and 2010, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the fair value of the underlying assets less the current

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

surrender charge. Separate account contract holders have no claim against the assets of the general account.

Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the contract owners and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements. The Company received $300,860, $312,161 and $319,607, in 2012, 2011 and 2010, respectively, related to fees associated with investment management, administration and contractual guarantees for separate accounts.

Recent Accounting Pronouncements

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to require disclosure of embedded credit derivatives within a financial instrument that expose the holder to the possibility of making future payments, and adopted guidance from Accounting Standards Update (ASU) 2010-11, Derivatives and Hedging – Scope Exception Related to Embedded Credit Derivatives, to clarify that seller credit derivative disclosures do not apply to embedded derivative features related to the transfer of credit risk that is only in the form of subordination of one financial instrument to another.  The adoption of these revisions had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 86 to move one aspect of the criteria for a hedged forecasted transaction and incorporate it as criteria for a fair value hedge.  The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 27, Disclosure of Information about Financial Instruments with Off-Balance-Sheet Risk, Financial Instruments with Concentrations of Credit Risk and Disclosures about Fair Value of Financial Instruments, which clarifies that embedded derivatives, which are not separately recognized as derivatives under statutory accounting, are included in the disclosures of financial instruments with off-balance-sheet risk.  The adoption of this revision had no impact to the Company’s results of operations or financial position.

Effective December 31, 2012, the Company adopted non-substantive revisions to SSAP No. 1, Disclosures of Accounting Policies, Risks and Uncertainties and Other Disclosures.  These revisions require reference to the accounting policy and procedure footnote that describes permitted or prescribed practices when an individual note is impacted by such practices.  The adoption of this requirement had no impact to the Company’s results of operation or financial position, but did require additional disclosures.

Effective January 1, 2012, the Company adopted revisions to SSAP No. 100, Fair Value Measurements (SSAP No. 100). These revisions require new disclosures of fair value hierarchy and the method used to obtain the fair value measurement, a new footnote that summarizes hierarchy levels by type of financial instrument and gross presentation of purchases, sales, issues

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

and settlements within the reconciliation for fair value measurements categorized within Level 3 of the hierarchy.  The adoption of these revisions had no impact to the Company’s results of operations or financial position, but did require additional disclosures. See Note 2 Fair Values of Financial Instruments for further details.

Effective January 1, 2012, the Company began computing current and deferred income taxes in accordance with SSAP No. 101.  This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  The adoption of this statement resulted in the transfer of $67,503 from Aggregate Write-Ins for Other than Special Surplus Funds to Unassigned Funds and updates to the Company’s income tax disclosures.  See Note 5 Income Taxes for further details.

For the years ended December 31, 2011 and 2010, the Company adopted SSAP No. 10R, Income Taxes – Revised, A Temporary Replacement of SSAP No. 10 (SSAP No. 10R).  This statement established statutory accounting principles for current and deferred federal and foreign income taxes and current state income taxes.  The SSAP temporarily superseded SSAP No. 10, Income Taxes.  SSAP No. 10R allowed an entity to elect to admit additional deferred tax assets (DTAs) utilizing a three year loss carryback provision, plus the lesser of a look-forward of three years on gross DTAs expected to be realized or 15% of statutory capital and surplus if the entity’s risk-based capital is above the 250% risk-based capital level where an action level could occur as a result of a trend test utilizing the old SSAP No. 10 provisions to calculate the DTA. Prior to the adoption of SSAP No. 10R, the admitted DTA was calculated by taking into consideration a one year loss carryback and look-forward on gross DTAs that can be expected to be realized and a 10% capital and surplus limit on the admitted amount of the DTA. The Company elected to admit additional deferred tax assets pursuant to SSAP No. 10R and as a result, the cumulative effect of the adoption of this standard was the difference between the calculation of the admitted DTA per SSAP No.10R and the old SSAP No. 10 methodology at December 31, 2011 and 2010.  This change in accounting principle increased surplus by a net amount of $67,503 and $70,527, respectively, at December 31, 2011 and 2010, which has been recorded within the statements of changes in capital and surplus.

Effective December 31, 2011, the Company adopted SSAP No. 5R, Liabilities, Contingencies and Impairments of Assets – Revised.  The revisions require the Company to recognize a liability equal to the greater of (a) the fair value of the guarantee at its inception, even if the likelihood of payment under the guarantee is remote or (b) the contingent liability amount required to be recognized if it is probable that a liability has been incurred at the financial statement date and the amount of loss can reasonably be determined.  While this guidance does not exclude guarantees issued as intercompany transactions or between related parties from the initial liability recognition requirement, there are a couple exceptions.  Guarantees made to/or on behalf of a wholly-owned subsidiary and related party guarantees that are considered “unlimited” (for example, in response to a rating agency’s requirement to provide a commitment to support) are exempt from the initial liability recognition.  Additional disclosures are also required under this new guidance for all guarantees, whether or not they meet the criteria for initial liability recognition.  The adoption of this new accounting principle had no material impact to the

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
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Company’s results of operations or financial position, but did require additional disclosures regarding these guarantees.

Effective December 31, 2011, the Company adopted non-substantive revisions to SSAP No. 100, to incorporate the provisions of ASU 2010-06, Improving Disclosures about Fair Value Measurements. This revision required a new disclosure for assets and liabilities for which fair value is not measured and reported in the statement of financial position but is otherwise disclosed.  The adoption of these revisions had no impact to the Company’s results of operations or financial position. See Note 2 for further details.

Effective December 31, 2011, the Company adopted non-substantive changes to SSAP No. 32, Investments in Preferred Stock (including investments in preferred stock of subsidiary, controlled, or affiliated entities). The amendment was made to clarify the definition of preferred stock. Under the revised SSAP No. 32, a preferred stock is defined as any class or series of shares the holders of which have any preference, either as to the payment of dividends or distribution of assets on liquidation, over the holder of common stock [as defined in SSAP No.
30, Investments in Common Stock (excluding investments in common stock of subsidiary, controlled, or affiliated entities)] issued by an entity. This revised definition had no impact to the Company.

Effective January 1, 2011, the Company adopted SSAP No. 35R, Guaranty Fund and Other Assessments – Revised.  This statement modified the conditions required for recognizing a liability for insurance-related assessments and required additional disclosures to be made in the Notes to the Financial Statements.  The adoption of this accounting principle had no financial impact to the Company.

Effective January 1, 2011, the Company adopted revisions to certain paragraphs of SSAP No. 43R – Loan-backed and Structured Securities to clarify the accounting for gains and losses between AVR and IMR.  The revisions clarify that an AVR/IMR bifurcation analysis should be performed when SSAP No. 43R securities are sold (not just as a result of impairment).  These changes were applied on a prospective basis and had no financial impact to the Company upon adoption.

Effective January 1, 2011, the Company adopted revisions to SSAP No. 43R to clarify the definitions of loan-backed and structured securities.  The clarified guidance was applied prospectively and had no financial impact to the Company upon adoption.

Effective December 31, 2010, the Company adopted modifications made to SSAP No. 91R, Accounting for Transfers and Servicing of Financial Assets and Extinguishment of Liabilities.  The amendments resulted in cash collateral received from counterparties to derivatives contracts also being reported on the Company’s balance sheet in the respective asset class in which the cash was reinvested (short-term investments and bonds).  A separate liability was established to record the obligation to return the cash collateral (Payable for derivative cash collateral). These balances were recorded on the Company’s balance sheet effective January 1, 2010 and resulted

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Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

 in an increase to assets and liabilities of $193,926 as of December 31, 2010 with no impact to surplus. See Note 8 for further details.

Effective January 1, 2013, the Company will adopt SSAP No. 92, Postretirement Benefits Other Than Pensions, A Replacement of SSAP No. 14 and SSAP No. 102, Accounting for Pensions, A Replacement of SSAP No. 89.  This guidance impacts accounting for defined benefit pension plans or other postretirement plans, along with related disclosures.  SSAP No. 102 requires recognition of the funded status of the plan based on the projected benefit obligation instead of the accumulated benefit obligation as under SSAP No. 89.  In addition, SSAP No. 92 and SSAP No. 102 require consideration of non-vested participants.  The adoption of these standards will not impact the Company’s results of operations, financial position or disclosures as the Company does not sponsor the pension plan and is not directly liable under the plan.  See Note 9 for further discussion of the Company’s pension plan and other postretirement plans as sponsored by Aegon.

Effective January 1, 2013, the Company will adopt SSAP No. 103, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities which adopts with modifications the guidance in ASU 2009-16, Transfers and Servicing (Topic 860): Accounting for Transfers of Financial Assets and supersedes SSAP no. 91R, Accounting for Transfers and Servicing of
Financial Assets and Extinguishments of Liabilities.  The impact of the adoption of this standard is expected to be immaterial to the Company.

Effective January 1, 2013, the Company will adopt non-substantive revisions to SSAP No. 36, Troubled Debt Restructuring.  These revisions adopt guidance from ASU 2011-02, Receivables – A Creditors’ Determination of Whether a Restructuring is a Troubled Debt Restructuring, which clarifies what  constitutes a troubled debt restructuring and adopts with modification troubled debt restructuring disclosures for creditors from ASU 2010-20: Receivables (Topic 310), Disclosures About the Credit Quality of Financing Receivables and the Allowance for Credit Losses.  The adoption of this revision is not expected to impact the financial position or results of operations of the Company.

Effective December 31, 2013, the Company will adopt revisions to SSAP No. 35R, Guaranty Fund and Other Assessments – Revised which incorporates subsequent event (Type II) disclosures for entities subject to Section 9010 of the Patient Protection and Affordable Care Act related to assessments payable.  The adoption of this revision is not expected to impact the financial position or results of operations of the Company as revisions relate to disclosures only.

Reclassifications

Certain reclassifications have been made to the 2011 and 2010 financial statements to conform to the 2012 presentation.

During 2012, the Company changed the presentation of various reinsurance related balances.  As a result of these changes, $196,104 and $56,614, respectively, was reclassified between the Net

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

transfers to separate accounts line and the Surrender benefits line in the 2011 and 2010 Statements of Operations to conform to the 2012 presentation.

2. Fair Values of Financial Instruments

The fair value of a financial instrument is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

Determination of fair value

The fair values of financial instruments are determined by management after taking into consideration several sources of data.  When available, the Company uses quoted market prices in active markets to determine the fair value of its investments.  The Company’s valuation policy utilizes a pricing hierarchy which dictates that publicly available prices are initially sought from indices and third-party pricing services.  In the event that pricing is not available from these sources, those securities are submitted to brokers to obtain quotes.  Lastly, securities are priced using internal cash flow modeling techniques.  These valuation methodologies commonly use reported trades, bids, offers, issuer spreads, benchmark yields, estimated prepayment speeds, and/or estimated cash flows.

To understand the valuation methodologies used by third-party pricing services, the Company reviews and monitors their applicable methodology documents.  Any changes to their methodologies are noted and reviewed for reasonableness.  In addition, the Company performs in-depth reviews of prices received from third-party pricing services on a sample basis.  The objective for such reviews is to demonstrate that the Company can corroborate detailed information such as assumptions, inputs and methodologies used in pricing individual securities against documented pricing methodologies.  Only third-party pricing services and brokers with a substantial presence in the market and with appropriate experience and expertise are used.

Each month, the Company performs an analysis of the information obtained from indices, third-party services, and brokers to ensure that the information is reasonable and produces a reasonable estimate of fair value.  The Company considers both qualitative and quantitative factors as part of this analysis, including but not limited to, recent transactional activity for similar securities, review of pricing statistics and trends, and consideration of recent relevant market events.  Other controls and procedures over pricing received from indices, third-party pricing services, or brokers include validation checks such as exception reports which highlight significant price changes, stale prices or un-priced securities.

Fair value hierarchy

The Company's financial assets and liabilities carried at fair value are classified, for disclosure purposes, based on a hierarchy defined by SSAP No. 100.  The hierarchy gives the highest ranking to fair values determined using unadjusted quoted prices in active markets for identical

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

assets and liabilities (Level 1), and the lowest ranking to fair values determined using methodologies and models with unobservable inputs (Level 3). An asset’s or a liability’s classification is based on the lowest level input that is significant to its measurement.  For example, a Level 3 fair value measurement may include inputs that are both observable (Levels 1 and 2) and unobservable (Level 3).   The levels of the fair value hierarchy are as follows:

 Level 1 -                 Unadjusted quoted prices for identical assets or liabilities in active marketsaccessible at the measurement date.

Level 2 -
Quoted prices in markets that are not active or inputs that are observable either directly or indirectly for substantially the full term of the asset or liability.  Level 2 inputs include the following:

a)	Quoted prices for similar assets or liabilities in active markets
b)	Quoted prices for identical or similar assets or liabilities in non-active markets
c)	Inputs other than quoted market prices that are observable
d)	Inputs that are derived principally from or corroborated by observable market data through correlation or other means

Level 3 -
Prices or valuation techniques that require inputs that are both unobservable and significant to the overall fair value measurement.  They reflect the Company’s own assumptions about the assumptions a market participant would use in pricing the asset or liability.

The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:

Cash Equivalents and Short-Term Investments: The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair values. Cash in not included in the below tables.

Bonds and Stocks:  The NAIC allows insurance companies to report the fair value determined by the SVO or to determine the fair value by using a permitted valuation method.  The fair values of bonds and stocks are reported or determined using the following pricing sources:  indexes, third party pricing services, brokers, external fund managers and internal models.

Fair values for fixed maturity securities (including redeemable preferred stock) actively traded are determined from third-party pricing services, which are determined as discussed above in the description of level one and level two values within the fair value hierarchy.  For fixed maturity securities (including redeemable preferred stock) not actively traded, fair values are estimated using values obtained from third-party pricing services, or are based on non-binding broker quotes or internal models. In the case of private placements, fair values are estimated by

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

discounting the expected future cash flows using current market rates applicable to the coupon rate, credit and maturity of the investments.

Short-Term Notes Receivable from Affiliates:  The carrying amounts reported in the accompanying balance sheets for these financial instruments approximate their fair value.

Mortgage Loans on Real Estate: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans.

Policy Loans:  The fair value of policy loans is equal to the book value of the loan, which is stated at unpaid principal balance.

Securities Lending Reinvested Collateral: The cash collateral from securities lending is reinvested in various short-term and long-term debt instruments.  The fair values of these investments are determined using the methods described above under Cash Equivalents and Short-Term Investments and Bonds and Stocks.

Derivative Financial Instruments: The estimated fair values of interest rate swaps, including interest rate and currency swaps, are based on pricing models or formulas using current assumptions.

Investment Contract Liabilities: The carrying value of the Company’s liabilities for deferred annuities with minimum guaranteed benefits is determined using a stochastic valuation as described in Note 6, which approximates the fair value.  For investment contracts without minimum guarantees, fair value is estimated using discounted cash flows.  For those liabilities that are short in duration, carrying amount approximates fair value. For investment contracts with no defined maturity, fair value is estimated to be the present surrender value.

Deposit-Type Contracts:  The carrying amounts of deposit-type contracts reported in the accompanying balance sheets approximate their fair values.

Separate Account Assets and Annuity Liabilities: The fair value of separate account assets are based on quoted market prices when available. When not available, they are valued in the same manner as general account assets as further described in this note.  The fair value of separate account annuity liabilities is based on the account value for separate accounts business without guarantees.

Receivable from/Payable to Parent, Subsidiaries and Affiliates: The carrying amount of receivable from/payable to affiliates approximates their fair value.

The Company accounts for its investments in affiliated common stock using the equity method of accounting; as such, they are not included in the following disclosures as they are not carried at fair value on the balance sheets.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Fair values for the Company’s insurance contracts other than investment-type contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the

Company’s overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.

The following tables set forth a comparison of the estimated fair values and carrying amounts of the Company’s financial instruments, including those not measured at fair value in the balance sheets, as of December 31, 2012 and 2011, respectively:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The following tables provide information about the Company’s financial assets and liabilities measured at fair value as of December 31, 2012 and 2011:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Bonds classified in Level 2 are valued using inputs from third party pricing services or broker quotes.  Level 3 measurements for bonds are primarily those valued using non-binding broker quotes, which cannot be corroborated by other market observable data, or internal modeling which utilize inputs that are not market observable.

Short-term investments are classified as Level 2 as they are carried at amortized cost, which approximates fair value.

Derivatives classified as Level 2 represent over-the-counter (OTC) contracts valued using pricing models based on the net present value of estimated future cash flows, directly observed prices from exchange-traded derivatives, other OTC trades or external pricing services.

During 2012 and 2011, there were no transfers between Level 1 and 2, respectively.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The following tables summarize the changes in assets and liabilities classified in Level 3 for 2012 and 2011:

(a) Recorded as a component of Net Realized Capital Gains/Losses in the Statements of Operations

(b) Recorded as a component of Change in Net Unrealized Capital Gains/Losses in the Statements of Changes in Capital and Surplus

The Company’s policy is to recognize transfers in and out of levels as of the beginning of the reporting period.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

3. Investment

The carrying amount and estimated fair value of investments in bonds are as follows:

At December 31, 2012 and 2011, respectively, for bonds that have been in a continuous loss position for greater than or equal to twelve months, the Company held 21 and 27 securities with a carrying amount of $51,454 and $91,707 and an unrealized loss of $7,394 and $11,125 with an average price of 85.6 and 87.9 (fair value/amortized cost).  Of this portfolio, 72.4% and 79.8% were investment grade with associated unrealized losses of $5,266 and $6,045, respectively.

At December 31, 2012 and 2011, respectively, for bonds that have been in a continuous loss position for less than twelve months, the Company held 17 and 29 securities with a carrying amount of $61,424 and $67,526 and an unrealized loss of $1,107 and $4,936 with an average price of 98.2 and 92.7 (fair value/amortized cost).  Of this portfolio, 88.5% and 93.5% were investment grade with associated unrealized losses of $788 and $4,272, respectively.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The estimated fair value of bonds and common stocks with gross unrealized losses at December 31, 2012 and 2011 are as follows:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The carrying amount and estimated fair value of bonds at December 31, 2012, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepay penalties.

For impairment policies related to non-structured and structured securities, refer to Note 1 under Investments.

The following table represents aggregate totals for loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold, in which the security is written down to fair value at December 31, 2012. There were no loan-backed securities with a recognized OTTI due to intent to sell or lack of intent and ability to hold during the years ended December 31, 2011 or 2010.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The following tables provide the aggregate totals for loan-backed securities with a recognized OTTI due to the Company’s cash flow analysis, in which the security is written down to estimated future cash flows discounted at the security’s effective yield.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The following loan-backed and structured securities were held at December 31, 2012, for which an OTTI had been previously recognized:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The unrealized losses of loan-backed and structured securities where fair value is less than cost or amortized cost for which an OTTI has not been recognized in earnings as of December 31, 2012 and 2011 is as follows:

Detail of net investment income is presented below:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Proceeds from sales and other disposals (excluding maturities) of bonds and preferred stock and related gross realized capital gains and losses were as follows:

The Company had gross realized losses for the years ended December 31, 2012, 2011, and 2010 of $417, $311 and $468, respectively, which relate to losses recognized on other-than-temporary declines in fair values of bonds.

Net realized capital gains (losses) on investments are summarized below:

At December 31, 2012, the Company had recorded investments in restructured securities of $118. The capital gain taken as a direct result of restructures in 2012 was $34. The Company did not have any recorded investments in restructured securities at December 31, 2011 or 2010. The Company often has impaired a security prior to the restructure date.  These impairments are not included in the calculation of restructure-related losses and are accounted for as a realized loss, reducing the cost basis of the security involved.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The changes in net unrealized capital gains and losses on investments were as follows:

During 2012, the Company issued mortgage loans with interest rates of 3.75% for commercial loans. The Company did not issue any new mortgage loans for 2011. The maximum percentage of any one mortgage loan to the value of the underlying real estate originated during the year ending December 31, 2012 at the time of origination was 70%.  During 2012, no loans transferred from affiliated entities.  During 2011, five loans totaling $40,870 were transferred from two affiliated entities.

The Company accrues interest income on impaired loans to the extent deemed collectible (delinquent less than 91 days) and the loan continues to perform under its original or restructured contractual terms.  Interest income on nonperforming loans generally is recognized on a cash basis.  The Company did not recognize any interest income on impaired loans for the years ended December 31, 2012, 2011 or 2010.  The Company did not recognize any interest income on a cash basis for the years ended December 31, 2012, 2011 or 2010.

During 2012, 2011 and 2010, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2012, and 2011, the Company held a mortgage loan loss reserve in the AVR of $482, and $378, respectively.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The Company’s mortgage loan portfolio is diversified by geographic region and specific collateral property type as follows:

At December 31, 2012, the Company had ownership interest in five LIHTC investments.  The remaining years of unexpired tax credits ranged from three to nine and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from three to fourteen years.  There are no contingent equity commitments expected to be paid in the future. There were no impairment losses, write-downs or reclassifications during 2012 related to these credits.

At December 31, 2011, the Company had ownership interest in five LIHTC investments.  The remaining years of unexpired tax credits ranged from four to ten and none of the properties were subject to regulatory review.  The length of time remaining for holding periods ranged from four to fifteen years.  The amount of contingent equity commitments expected to be paid during the year 2012 is $384.  The Company has no contingent equity commitments related to LIHTC beyond the year 2012.  There were no impairment losses, write-downs or reclassifications during 2011 related to these credits.

The following tables provide the carrying value of state transferable tax credits gross of any related tax liabilities and total unused transferable tax credits by state and in total as of December 31, 2012 and 2011:

*The unused amount reflects credits that the Company deems will be realizable in the period from 2012 to 2015.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The Company estimated the utilization of the remaining state transferable tax credits by projecting a future tax liability based on projected premium, tax rates and tax credits and comparing the projected future tax liability to the availability of remaining state transferable tax credits.  The Company had no impairment losses related to state transferable tax credits.

The Company has entered into collateral agreements with certain counterparties wherein the counterparty is required to post assets on the Company’s behalf.  The posted amount is equal to the difference between the net positive fair value of the contracts and an agreed upon threshold that is based on the credit rating of the counterparty.  Inversely, if the net fair value of all contracts with this counterparty is negative, the Company is required to post assets instead.  At December 31, 2012, the Company does not have any contracts, aggregated at a counterparty level, with a positive fair value. At December 31, 2012, the fair value of all contracts, aggregated at a counterparty level, with a negative fair value amount to $1,841.

At December 31, 2012 and 2011, respectively, the Company has recorded $(1,841)  and $(511) for the component of derivative instruments utilized for hedging purposes that did not qualify for hedge accounting.  This has been recorded directly to unassigned surplus as an unrealized loss.

The Company did not recognize any unrealized gains or losses during 2012 or 2011 that represented the component of derivative instruments gain or loss that was excluded from the assessment of hedge effectiveness.

At December 31, 2012 and 2011, respectively, the Company had outstanding receive fixed - pay fixed swaps with a notional amount of $8 and $2.

Under exchange traded futures and options, the Company agrees to purchase a specified number of contracts from other parties and to post a variation margin on a daily basis in an amount equal to the difference in the daily fair values of those contracts.  The parties with whom the Company enters into exchange traded futures and options are regulated futures commissions merchants who are members of a trading exchange. The Company recognized net realized gains losses from futures contracts in the amount of $758, $13,203 and $9,000 for the years ended December 31, 2012, 2011 and 2010, respectively.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Open futures contracts at December 31, 2012 and 2011, are as follows:

At December 31, 2012 and 2011, bonds with an aggregate carrying value of $3,567 and $3,605, respectively, were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

4. Reinsurance

The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of the risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Premiums earned reflect the following reinsurance amounts:

The Company received reinsurance recoveries in the amount of $138,073, $129,708 and $76,107 during 2012, 2011 and 2010, respectively. At December 31, 2012 and 2011, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $18,533 and $23,144, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2012 and 2011 of $631,262 and $624,949, respectively.  As of December 31, 2012 and 2011, the amount of reserve credits for reinsurance ceded that represented unauthorized affiliated companies were $571,479 and $570,222, respectively.

The Company would experience no reduction in surplus at December 31, 2012 if all reinsurance agreements were cancelled.

On April 26, 2011, Aegon N.V announced the disposition of its life reinsurance operations, Transamerica Reinsurance to SCOR SE, a Societas Europaea organized under the laws of France (SCOR), which was effective August 9, 2011.

The life reinsurance business conducted by Transamerica Reinsurance was written through several of Aegon N.V.’s U.S. and international affiliates, all of which remain Aegon N.V. affiliates following the closing, except for Transamerica International Reinsurance Ireland, Limited, an Irish reinsurance company (TIRI).  In preparation of the divestiture of the life reinsurance business to SCOR, during the second quarter of 2011, the Company, as well as other affiliated life insurance companies, recaptured certain business that had been reinsured to TIRI, subsequently ceding the majority of the business recaptured to Transamerica International Re
(Bermuda) Ltd. (TIRe), an affiliate.  As a result of these transactions, the net impact to the Company was a pre-tax loss of $94,262, which was included in the statement of operations, and a net of tax gain of $63,421 which has been credited directly to unassigned surplus.  Additional information surrounding these transactions is outlined below.

Effective April 1, 2011, the Company recaptured the traditional life business that was previously reinsured on a coinsurance funds withheld basis to TIRI, and subsequently reinsured this

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

business to TIRe.  The Company paid recapture consideration of $29,300 and released the associated funds withheld liability of $22,729 associated with the recapture, and received an initial ceding commission of $27,400 and established a funds withheld liability of $23,061 on the new cession to TIRe.  Life, claim reserves and other assets associated with this block that were exchanged were $86,197, $9,563 and $2,344, respectively.  The Company released into income a previously deferred unamortized gain resulting from the original cession of this business to TIRI in the amount of $175 ($120 net of tax) resulting in a pre-tax loss of $99,812 on the recapture which was included in the statement of operations as of December 31, 2011.  The cession to TIRe resulted in a net of tax gain of $63,541, which was credited directly to unassigned surplus at December 3, 2011.

Effective April 1, 2011, TIRI, recaptured the BOLI/COLI catastrophic mortality risk that had previously been retro-ceded to the Company.  The Company released life and claim reserves of $5,507 and $43, respectively, with no consideration exchanged, resulting in a pre-tax gain of $5,550 which was included in the statement of operations at December 31, 2011.

Effective December 31, 2010, the Company entered into a reinsurance agreement with an affiliate to cede on a 100% quota share basis a block of variable universal life business on a modified coinsurance basis.  Reserves on the block were $1,013,110, with assets backing the block comprised of $853,669 of separate account assets and $159,441 of general account assets.  The Company received consideration of $193,000, resulting in a pre-tax gain of $193,000, which was credited directly to unassigned surplus on a net of tax basis in the amount of $125,450.  During 2012 and 2011, the Company amortized $33,519 and $21,792, respectively, of this gain into earnings on a net of tax basis.

During 2012 and 2011, the Company did not amortize any deferred gains from reinsurance transactions occurring prior to 2010. During 2010, the Company amortized deferred gains from reinsurance transactions occurring prior to 2010 of $24 into earnings on a net of tax basis with a corresponding charge to unassigned surplus.

Letters of credit held for all unauthorized reinsurers as of December 31, 2012, 2011 and  2010 were $179,100, $273,000 and $107,200, respectively.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

5. Income Taxes

The net deferred income tax asset at December 31, 2012 and 2011 and the change from the prior year are comprised of the following components:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The main components of deferred income tax amounts are as follows:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

As discussed in Note 1, for the year ended December 31, 2012 the Company admits deferred income tax assets pursuant to SSAP No. 101.  The amount of admitted adjusted gross deferred income tax assets under each component of SSAP No. 101 is as follows:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

*As reported on the statutory balance sheet for the most recently filed statement with the domiciliary state commissioner adjusted in accordance with SSAP No. 10R.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The impact of tax planning strategies at December 31, 2012 and 2011 was as follows:

The Company’s tax planning strategies do not include the use of reinsurance-related tax planning strategies.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Current income taxes incurred consist of the following major components:

The Company did not record a valuation allowance for deferred tax assets as of December 31, 2012 and 2011.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The Company’s current income tax incurred and change in deferred income tax differs from the amount obtained by applying the federal statutory rate of 35% to income before tax as follows:

For federal income tax purposes, the Company joins in a consolidated income tax return filing with its indirect parent company, Transamerica Corporation, and other affiliated companies. The method of allocation between the companies is subject to a written tax allocation agreement.  Under the terms of the tax allocation agreement, allocations are based on separate income tax return calculations.  The Company is entitled to recoup federal income taxes paid in the event the future losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in the year generated.  The Company is also entitled to recoup federal income taxes paid in the event the losses and credits reduce the greater of the Company's separately computed income tax liability or the consolidated group's income tax liability in any carryback or carryforward year when so applied.  Intercompany income tax balances are settled within thirty days of payment to or filing with the Internal Revenue Service. A tax return has not yet been filed for 2012.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

As of December 31, 2012 and 2011, the Company had no operating loss, capital loss or tax credit carryforwards available for tax purposes.

The Company incurred income taxes during 2012, 2011 and 2010 of $17,671, $10,274 and $112,498, respectively, which will be available for recoupment in the event of future net losses.

The amount of tax contingencies calculated for the Company as of December 31, 2012 and 2011 is $635 and $434, respectively.  The total amount of tax contingencies that, if recognized, would affect the effective income tax rate is $635.  The Company classifies interest and penalties related to income taxes as income tax expense.  The Company’s interest expense related to income taxes for the years ending December 31, 2012, 2011 and 2010 is $34, $107 and $87, respectively.  The total interest payable balance as of December 31, 2012 and 2011 is $43 and $77, respectively.  The Company recorded no liability for penalties.  It is not anticipated that the total amounts of unrecognized tax benefits will significantly increase within twelve months of the reporting date.

The Company’s federal income tax returns have been examined by the Internal Revenue Service and closing agreements have been executed through 2004. The examination for the years 2005 through 2006 have been completed and resulted in tax return adjustments that are currently undergoing final calculation at appeal. The examination for the years 2007 through 2008 has been completed and resulted in tax return adjustments that are currently being appealed. An examination is already in progress for the years 2009 and 2010. The Company believes that there are adequate defenses against or sufficient provisions established related to any open or contested tax positions.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

6.  Policy and Contract Attributes

A portion of the Company’s policy reserves and other policyholders’ funds relate to liabilities established on a variety of the Company’s products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics, is summarized as follows:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Information regarding the separate accounts of the Company is as follows:

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

A reconciliation of the amounts transferred to and from the separate accounts is presented below:

The legal insulation of separate account assets prevents such assets from being generally available to satisfy claims resulting from the general account.  At December 31, 2012 and 2011, the Company’s separate account statement included legally insulated assets of $6,477,236 and $6,517,738, respectively.  The assets legally insulated from general account claims at December 31, 2012 and 2011 are attributed to the following products:

The Company does not participate in securities lending transactions within the separate account.

Effective December 31, 2009, the Company adopted Actuarial Guideline XLIII (AG 43) which replaces Actuarial Guidelines 34 and 39.  AG 43 specifies statutory reserve requirements for variable annuity contracts with benefit guarantees (VACARVM) and without benefit guarantees and related products.  The AG 43 reserve calculation includes variable annuity products issued after January 1, 1981. Examples of covered guaranteed benefits include guaranteed minimum accumulation benefits, return of premium death benefits, guaranteed minimum income benefits, guaranteed minimum withdrawal benefits and guaranteed payout annuity floors.  The aggregate reserve for contracts falling within the scope of AG 43 is equal to the conditional tail expectation (CTE) Amount, but not less than the standard scenario amount (SSA). The Company reported a decrease in reserves and an increase in net income of $11,412 at December 31, 2009, related to the adoption of AG 43 and changes in the underlying assumptions.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

To determine the CTE Amount, the Company used 1,000 of the pre-packaged scenarios developed by the American Academy of Actuaries (AAA) produced in October 2005 and prudent estimate assumptions based on Company experience. The SSA was determined using the assumptions and methodology prescribed in AG 43 for determining the SSA.

At December 31, 2012 and 2011, the Company had variable and separate account annuities with minimum guaranteed benefits as follows:

The Company offers variable and separate account annuities with minimum guaranteed benefits.  In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the general account.  As of December 31, 2012 and 2011, the general account of the Company had a maximum guarantee for separate account liabilities of $560,717 and $777,659, respectively.  To compensate the general account for the risk taken, the separate account paid risk charges of $10,487, $11,446 and $12,167 to the general account in 2012, 2011 and 2010, respectively.  During the years ended December 31, 2012, 2011 and 2010, the general account of the Company had paid $12,243, $12,975 and $20,835, respectively, toward separate account guarantees.

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Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

Reserves on the Company’s traditional life insurance products are computed using mean reserving methodologies.  These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy’s paid-through date to the policy’s next anniversary date. At December 31, 2012 and 2011, the gross premium and loading amounts related to these assets (which are reported as premiums deferred and uncollected), are as follows:

At December 31, 2012 and 2011, the Company had insurance in force aggregating $3,228,205 and $3,678,555 respectively, in which the gross premiums are less than the net premiums required by the valuation standards established by the Ohio Department of Insurance.  The Company established policy reserves of $22,152 and $23,412 to cover these deficiencies at December 31, 2012 and 2011, respectively.

The Company anticipates investment income as a factor in the premium deficiency calculation, in accordance with SSAP No. 54, Individual and Group Accident and Health Contracts.

7. Capital and Surplus

The Company is subject to limitations, imposed by the Ohio Department of Insurance, on the payment of dividends to its parent company, Aegon. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) net income for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2012, without the prior approval of insurance regulatory authorities, is $129,996

On December 21, 2012, the Company paid common stock dividends of $27,000 to its parent company, Aegon. The Company received dividends of $11,550, $2,200 and $175, from its subsidiaries, Transamerica Asset Management, Inc., Transamerica Fund Services, Inc, and Intersecurities Insurance Agency, Inc., respectively, during 2012.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

      On May 16, 2011, the Company paid common stock dividends of $250,000 to its parent company, Aegon. The amount consisted of $23,100 ordinary cash dividend and $226,900 extraordinary cash dividend. The Company received dividends of $11,165 and $7,502 from its subsidiaries, Transamerica Asset Management, Inc. and Transamerica Fund Services, Inc., respectively, during 2011.  The Company made a capital contribution of $597 to Transamerica Asset Management, Inc. during 2011.

On December 23, 2010, the Company paid a common stock dividend of $100,000 to its parent company.  The entire amount was considered an extraordinary dividend.  The Company received approval from the Ohio Department of Insurance to make these dividend payments.

Life and health insurance companies are subject to certain RBC requirements as specified by the NAIC. Under those requirements, the amount of capital and surplus maintained by a life or health insurance company is to be determined based on the various risk factors related to it. At December 31, 2012, the Company meets the minimum RBC requirements.

8. Securities Lending

The Company participates in an agent-managed securities lending program.  The Company receives collateral equal to 102% of the fair value of the loaned government/other domestic securities as of the transaction date.  If the fair value of the collateral is at any time less than 102% of the fair value of the loaned securities, the counterparty is mandated to deliver additional collateral, the fair value of which, together with the collateral already held in connection with the lending transaction, is at least equal to 102% of the fair value of the loaned government/other domestic securities.  In the event the Company loans a foreign security and the denomination of the currency of the collateral is other than the denomination of the currency of the loaned foreign security, the Company receives and maintains collateral equal to 105% of the fair value of the loaned security.

At December 31, 2012 and 2011, respectively, securities in the amount of $81,764 and $86,663 were on loan under securities lending agreements.  The collateral the Company received from securities lending was in the form of cash and on open terms. This cash collateral is reinvested and is not available for general corporate purposes. The reinvested cash collateral had a fair value of $84,804 and $89,423 at December 31, 2012 and 2011, respectively.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The contractual maturities of the securities lending collateral positions are as follows:

The Company receives primarily cash collateral in an amount in excess of the fair value of the securities lent.  The Company reinvests the cash collateral into higher yielding securities than the securities which the Company has lent to other entities under the arrangement.

The maturity dates of the reinvested securities lending collateral are as follows:

For securities lending, the Company’s sources of cash that it uses to return the cash collateral are dependent upon the liquidity of the current market conditions.  Under current conditions, the Company has securities with a par value of $84,863 (fair value of $84,804) that are currently tradable securities that could be sold and used to pay for the $84,932 in collateral calls that could come due under a worst-case scenario.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

9. Retirement and Compensation Plans

The Company’s employees participate in a qualified defined benefit plan sponsored by Aegon. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from Aegon. The pension expense is allocated among the participating companies based on International Accounting Standards 19 (IAS 19), Accounting for Employee Benefits and based upon actuarial participant benefit calculations. The benefits are based on years of service and the employee’s eligible annual compensation during the highest five consecutive years of employment. Pension expenses were $627, $1,255 and $1,442 for the years ended December 31, 2012, 2011 and 2010, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.

The Company’s employees also participate in a defined contribution plan sponsored by Aegon which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to twenty-five percent of their salary to the plan. The Company will match an amount up to three percent of the participant’s salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $280, $532 and $702 for the years ended December 31, 2012, 2011 and 2010, respectively.

Aegon sponsors supplemental retirement plans to provide the Company’s senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee’s compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, Aegon has established incentive deferred compensation plans for certain key employees of the Company. The Company’s allocation of expense for these plans for 2012, 2011 and 2010 was insignificant. Aegon also sponsors an employee stock option plan/stock appreciation rights for employees of the Company and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been funded as deemed appropriate by management of Aegon and the Company.

In addition to pension benefits, the Company participates in plans sponsored by Aegon that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The postretirement plan expenses are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $110, $210 and $192 for the years ended 2012, 2011 and 2010, respectively.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

10. Related Party Transactions

The Company shares certain officers, employees and general expenses with affiliated companies.

The Company is party to a Cost Sharing agreement between Aegon companies, providing for needed services.  The Company is also party to a Management and Administrative and Advisory agreement with Aegon USA Realty Advisors, Inc. whereby the Advisor serves as the administrator and advisor for the Company’s mortgage loan operations by administering the day-to-day real estate and mortgage loan operations of the Company.  Aegon USA Investment Management, LLC acts as a discretionary investment manager under an Investment Management Agreement with the Company.  The Company provides office space, marketing and administrative services to certain affiliates. The net amount received by the Company as a result of being a party to these agreements was $44,117, $33,717, and $18,600 during 2012, 2011 and 2010, respectively. The Company has an administration service agreement with Transamerica Asset Management, Inc. to provide administrative services to the Aegon/Transamerica Series Trust.  The Company received $23,814, $24,411, and $23,672 from this agreement during 2012, 2011 and 2010, respectively.

Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. At December 31, 2012, and 2011, the Company reported a net amount of $15,332 and $24,665, respectively, due to affiliates.  Terms of settlement require that these amounts are settled within 90 days.  During 2012, 2011 and 2010, the Company paid net interest of $12, $39, and $38, respectively, to affiliates.

At December 31, 2009 the Company had a short-term intercompany note receivable of $27,000 from Aegon due by September 29, 2010 at .25% interest.  In accordance with SSAP No. 25, Accounting for and Disclosures about Transactions with Affiliates and Other Related Parties, this note was reported on the balance sheet as a short-term investment. The note was repaid prior to its due date.

In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2012 and 2011, the cash surrender value of these policies was $75,295 and $73,446, respectively.

11. Commitments and Contingencies

The Company is a party to legal proceedings involving a variety of issues incidental to its business.  Lawsuits may be brought in nearly any federal or state court in the United
States or in an arbitral forum.  In addition, there continues to be significant federal and state regulatory activity relating to financial services companies.  The Company’s legal proceedings are subject to many variables, and given its complexity and scope, outcomes cannot be predicted with certainty. Although legal proceedings sometimes include substantial demands for compensatory and punitive damages, and injunctive relief, it is management’s opinion that

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

damages arising from such demands will not be material to the Company’s financial position.

The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law. Amounts available for future offsets are recorded as an asset on the Company’s balance sheet. The future obligation for known insolvencies has been accrued based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $1,624 and $1,664 with no offsetting premium tax benefit at December 31, 2012 and 2011, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense was $60, $(1,824), and $95 for 2012, 2011 and 2010, respectively.

The Company had no contingent commitments or LIHTC commitments as of December 31, 2012. The Company had contingent commitments of $392 as of December 31, 2011, to provide additional funding for various joint ventures, partnerships and limited liability companies, which includes LIHTC commitments of $384.

The Company is required by the Commodity Futures Trading Commission (CFTC) to maintain assets on deposit with brokers for futures trading activity done on behalf of the Company.  The broker has a secured interest with priority in the pledged assets, however, the Company has the right to recall and substitute the pledged assets.  At December 31, 2012 and 2011, respectively, the Company pledged assets in the amount of $14,125 and $17,084 to satisfy the requirements of futures trading accounts.

12. Sales, Transfer, and Servicing of Financial Assets and Extinguishments of Liabilities

At December 31, 2012 and December 31, 2011, the Company had dollar repurchase agreements outstanding in the amount of $25,986 and $4,977, respectively.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Notes to Financial Statements – Statutory Basis (continued)
 (Dollars in Thousands)

The contractual maturities of the dollar repurchase agreement positions are as follows:

13. Subsequent Events

The financial statements are adjusted to reflect events that occurred between the balance sheet date and the date when the financial statements are issued, provided they give evidence of conditions that existed at the balance sheet date (Type I).  Events that are indicative of conditions that arose after the balance sheet date are disclosed, but do not result in an adjustment of the financial statements themselves (Type II).  The Company has not identified any Type I or Type II subsequent events for the year ended December 31, 2012 through the date the financial statements are issued.

WRL 2012 SEC

Statutory-Basis Financial
Statement Schedules

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Summary of Investments – Other Than
Investments in Related Parties
 (Dollars in Thousands)

December 31, 2012

Schedule I

 (1)           Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.
 (2)           Corporate bonds of $1,801 are held at fair value rather than amortized cost due to having and NAIC 6 rating.

WRL 2012 SEC

Western Reserve Life Assurance Co. of Ohio

Supplementary Insurance Information
(Dollars in Thousands)

Schedule III

*Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

WRL 2012 SEC

 Western Reserve Life Assurance Co. of Ohio

Reinsurance
(Dollars in Thousands)

Schedule IV

WRL 2012 SEC

Appendix A

Western Reserve Life Assurance Co. of Ohio
Home Office: Columbus, Ohio
Distributor: Transamerica Capital, Inc., Member FINRA

WRL Freedom Asset Advisor[SM] Variable Universal Life Insurance In Force Illustration

Policy Form VL21

Designed for
Policy Owner

Policy Number
0123456789

Registered Representative
Agent Name

Illustration as of: May 2, 2012

This hypothetical illustration shows how the selected death benefit option, specified amount, cost of insurance rates, hypothetical rates of return, withdrawals and loans affect death benefit levels, cash and surrender values. This illustration may reflect subaccounts you are considering which may have higher or lower expenses than the subaccounts you currently have.

This is an illustration only and not an offer, contract, prediction or projection of future investment results or policy performance. Coverage is subject to the terms and conditions of the policy. This illustration is not valid without all 19 pages.

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 1 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor[SM] Variable Universal Life Insurance In Force Illustration Current Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (3.50%) Separate Account Rate (10.00% Gross; 9.10% Net) (a) ------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	1,940	1,940	1,983	1,983	250,000
38	3	1,940	3,880	4,054	4,054	250,000
39	4	1,940	5,820	6,233	6,233	250,000
40	5	1,940	7,760	8,531	8,531	250,000
41	6	1,940	9,700	10,957	10,957	250,000
42	7	1,940	11,640	13,521	13,521	250,000
43	8	1,940	13,580	16,228	16,228	250,000
44	9	1,940	15,520	19,089	19,089	250,000
45	10	1,940	17,460	22,113	22,113	250,000
46	11	1,940	19,400	25,320	25,320	250,000
47	12	1,940	21,340	28,709	28,709	250,000
48	13	1,940	23,280	32,290	32,290	250,000
49	14	1,940	25,220	36,079	36,079	250,000
50	15	1,940	27,160	40,092	40,092	250,000
51	16	1,940	29,100	44,347	44,347	250,000
52	17	1,940	31,040	48,864	48,864	250,000
53	18	1,940	32,980	53,661	53,661	250,000
54	19	1,940	34,920	58,757	58,757	250,000
55	20	1,940	36,860	64,174	64,174	250,000
56	21	1,940	38,800	69,934	69,934	250,000
57	22	1,940	40,740	76,062	76,062	250,000
58	23	1,940	42,680	82,589	82,589	250,000
59	24	1,940	44,620	89,548	89,548	250,000
60	25	1,940	46,560	96,975	96,975	250,000
61	26	1,940	48,500	104,883	104,883	250,000
62	27	1,940	50,440	113,330	113,330	250,000
63	28	1,940	52,380	122,363	122,363	250,000
64	29	1,940	54,320	132,039	132,039	250,000
65	30	1,940	56,260	142,425	142,425	250,000
66	31	1,940	58,200	153,599	153,599	250,000
67	32	1,940	60,140	165,648	165,648	250,000
68	33	1,940	62,080	178,670	178,670	250,000
69	34	1,940	64,020	192,779	192,779	250,000
70	35	1,940	65,960	208,102	208,102	250,000
71	36	1,940	67,900	224,763	224,763	258,477

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 2 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor^{SM} Variable Universal Life Insurance In Force Illustration Current Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	1,940	69,840	242,740	242,740	274,296
73	38	1,940	71,780	262,111	262,111	290,944
74	39	1,940	73,720	283,012	283,012	308,483
75	40	1,940	75,660	305,593	305,593	326,984
76	41	1,940	77,600	330,025	330,025	346,526
77	42	1,940	79,540	356,312	356,312	374,128
78	43	1,940	81,480	384,593	384,593	403,823
79	44	1,940	83,420	415,014	415,014	435,764
80	45	1,940	85,360	447,731	447,731	470,118
81	46	1,940	87,300	482,913	482,913	507,059
82	47	1,940	89,240	520,738	520,738	546,775
83	48	1,940	91,180	561,398	561,398	589,467
84	49	1,940	93,120	605,093	605,093	635,347
85	50	1,940	95,060	652,031	652,031	684,633
86	51	1,940	97,000	702,431	702,431	737,552
87	52	1,940	98,940	756,520	756,520	794,346
88	53	1,940	100,880	814,540	814,540	855,267
89	54	1,940	102,820	876,746	876,746	920,583
90	55	1,940	104,760	943,411	943,411	990,582
91	56	1,940	106,700	1,014,836	1,014,836	1,065,578
92	57	1,940	108,640	1,092,537	1,092,537	1,136,239
93	58	1,940	110,580	1,177,297	1,177,297	1,212,616
94	59	1,940	112,520	1,270,028	1,270,028	1,295,428
95	60	1,940	114,460	1,371,794	1,371,794	1,385,512
96	61	1,940	116,400	1,483,847	1,483,847	1,483,847
97	62	1,940	118,340	1,605,206	1,605,206	1,605,206
98	63	1,940	120,280	1,736,660	1,736,660	1,736,660
99	64	1,940	122,220	1,879,065	1,879,065	1,879,065
100	65	1,940	124,160	2,033,350	2,033,350	2,033,350
101	66	1,940	126,100	2,196,356	2,196,356	2,218,319
102	67	1,940	128,040	2,369,090	2,369,090	2,392,781
103	68	1,940	129,980	2,555,496	2,555,496	2,581,051
104	69	1,940	131,920	2,756,650	2,756,650	2,784,216
105	70	1,940	133,860	2,973,710	2,973,710	3,003,447
106	71	1,940	135,800	3,207,923	3,207,923	3,240,002

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 3 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor^{SM} Variable Universal Life Insurance In Force Illustration Current Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

				Hypothetical Rates Fixed Value Interest Rate (3.50%) Separate Account Rate (10.00% Gross; 9.10% Net) (a)		
				------------End of Year----------		
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	1,940	137,740	3,460,630	3,460,630	3,495,236
108	73	1,940	139,680	3,733,270	3,733,270	3,770,603
109	74	1,940	141,620	4,027,390	4,027,390	4,067,664
110	75	1,940	143,560	4,344,652	4,344,652	4,388,098
111	76	1,940	145,500	4,686,837	4,686,837	4,733,706
112	77	0	145,500	5,075,565	5,075,565	5,126,320
113	78	0	145,500	5,497,221	5,552,193	5,552,193
114	79	0	145,500	5,954,619	6,014,165	6,014,165
115	80	0	145,500	6,450,817	6,515,325	6,515,325
116	81	0	145,500	6,989,131	7,059,022	7,059,022
117	82	0	145,500	7,573,163	7,648,895	7,648,895
118	83	0	145,500	8,206,827	8,288,895	8,288,895
119	84	0	145,500	8,894,368	8,983,312	8,983,312
120	85	0	145,500	9,640,400	9,736,804	9,736,804

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 4 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

						------------End of Year----------				
Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	970	970	1,940	963	1,020	1,983	1,983	250,000
38	3	970	970	3,880	1,948	2,105	4,054	4,054	250,000
39	4	970	970	5,820	2,960	3,273	6,233	6,233	250,000
40	5	970	970	7,760	4,000	4,531	8,531	8,531	250,000
41	6	970	970	9,700	5,070	5,888	10,957	10,957	250,000
42	7	970	970	11,640	6,170	7,351	13,521	13,521	250,000
43	8	970	970	13,580	7,301	8,928	16,228	16,228	250,000
44	9	970	970	15,520	8,463	10,626	19,089	19,089	250,000
45	10	970	970	17,460	9,657	12,456	22,113	22,113	250,000
46	11	970	970	19,400	10,887	14,433	25,320	25,320	250,000
47	12	970	970	21,340	12,149	16,560	28,709	28,709	250,000
48	13	970	970	23,280	13,443	18,847	32,290	32,290	250,000
49	14	970	970	25,220	14,770	21,309	36,079	36,079	250,000
50	15	970	970	27,160	16,133	23,960	40,092	40,092	250,000
51	16	970	970	29,100	17,532	26,815	44,347	44,347	250,000
52	17	970	970	31,040	18,971	29,893	48,864	48,864	250,000
53	18	970	970	32,980	20,451	33,211	53,661	53,661	250,000
54	19	970	970	34,920	21,971	36,786	58,757	58,757	250,000
55	20	970	970	36,860	23,534	40,640	64,174	64,174	250,000
56	21	970	970	38,800	25,140	44,794	69,934	69,934	250,000
57	22	970	970	40,740	26,791	49,271	76,062	76,062	250,000
58	23	970	970	42,680	28,489	54,100	82,589	82,589	250,000
59	24	970	970	44,620	30,238	59,310	89,548	89,548	250,000
60	25	970	970	46,560	32,039	64,936	96,975	96,975	250,000
61	26	970	970	48,500	33,888	70,995	104,883	104,883	250,000
62	27	970	970	50,440	35,794	77,537	113,330	113,330	250,000
63	28	970	970	52,380	37,759	84,604	122,363	122,363	250,000
64	29	970	970	54,320	39,789	92,250	132,039	132,039	250,000
65	30	970	970	56,260	41,892	100,533	142,425	142,425	250,000
66	31	970	970	58,200	44,077	109,522	153,599	153,599	250,000
67	32	970	970	60,140	46,352	119,296	165,648	165,648	250,000
68	33	970	970	62,080	48,728	129,942	178,670	178,670	250,000
69	34	970	970	64,020	51,218	141,561	192,779	192,779	250,000
70	35	970	970	65,960	53,833	154,269	208,102	208,102	250,000
71	36	970	970	67,900	56,583	168,180	224,763	224,763	258,477

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM

Page 5 of 19

Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor[SM] Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	970	970	69,840	59,439	183,301	242,740	242,740	274,296
73	38	970	970	71,780	62,398	199,714	262,111	262,111	290,944
74	39	970	970	73,720	65,466	217,546	283,012	283,012	308,483
75	40	970	970	75,660	68,654	236,939	305,593	305,593	326,984
76	41	970	970	77,600	71,973	258,052	330,025	330,025	346,526
77	42	970	970	79,540	75,394	280,918	356,312	356,312	374,128
78	43	970	970	81,480	78,919	305,674	384,593	384,593	403,823
79	44	970	970	83,420	82,549	332,465	415,014	415,014	435,764
80	45	970	970	85,360	86,284	361,448	447,731	447,731	470,118
81	46	970	970	87,300	90,125	392,788	482,913	482,913	507,059
82	47	970	970	89,240	94,072	426,665	520,738	520,738	546,775
83	48	970	970	91,180	98,127	463,270	561,398	561,398	589,467
84	49	970	970	93,120	102,289	502,804	605,093	605,093	635,347
85	50	970	970	95,060	106,556	545,475	652,031	652,031	684,633
86	51	970	970	97,000	110,926	591,504	702,431	702,431	737,552
87	52	970	970	98,940	115,398	641,122	756,520	756,520	794,346
88	53	970	970	100,880	119,968	694,572	814,540	814,540	855,267
89	54	970	970	102,820	124,633	752,113	876,746	876,746	920,583
90	55	970	970	104,760	129,391	814,020	943,411	943,411	990,582
91	56	970	970	106,700	134,240	880,596	1,014,836	1,014,836	1,065,578
92	57	970	970	108,640	139,332	953,205	1,092,537	1,092,537	1,136,239
93	58	970	970	110,580	144,703	1,032,595	1,177,297	1,177,297	1,212,616
94	59	970	970	112,520	150,393	1,119,635	1,270,028	1,270,028	1,295,428
95	60	970	970	114,460	156,450	1,215,344	1,371,794	1,371,794	1,385,512
96	61	970	970	116,400	162,930	1,320,917	1,483,847	1,483,847	1,483,847
97	62	970	970	118,340	169,637	1,435,569	1,605,206	1,605,206	1,605,206
98	63	970	970	120,280	176,578	1,560,082	1,736,660	1,736,660	1,736,660
99	64	970	970	122,220	183,762	1,695,302	1,879,065	1,879,065	1,879,065
100	65	970	970	124,160	191,198	1,842,152	2,033,350	2,033,350	2,033,350
101	66	970	970	126,100	198,517	1,997,838	2,196,356	2,196,356	2,218,319
102	67	970	970	128,040	205,767	2,163,322	2,369,090	2,369,090	2,392,781
103	68	970	970	129,980	213,231	2,342,265	2,555,496	2,555,496	2,581,051
104	69	970	970	131,920	220,912	2,535,737	2,756,650	2,756,650	2,784,216
105	70	970	970	133,860	228,817	2,744,893	2,973,710	2,973,710	3,003,447
106	71	970	970	135,800	236,950	2,970,974	3,207,923	3,207,923	3,240,002

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM

Page 6 of 19

Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor^{SM} Variable Universal Life Insurance In Force Illustration Current Charges Detail Ledger

Primary Insured: Insured Name	Annual Premium: $1,940.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (3.50%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	970	970	137,740	245,315	3,215,315	3,460,630	3,460,630	3,495,236
108	73	970	970	139,680	253,917	3,479,353	3,733,270	3,733,270	3,770,603
109	74	970	970	141,620	262,762	3,764,629	4,027,390	4,027,390	4,067,664
110	75	970	970	143,560	271,852	4,072,800	4,344,652	4,344,652	4,388,098
111	76	970	970	145,500	281,192	4,405,646	4,686,837	4,686,837	4,733,706
112	77	0	0	145,500	291,033	4,784,531	5,075,565	5,075,565	5,126,320
113	78	0	0	145,500	301,220	5,196,001	5,497,221	5,552,193	5,552,193
114	79	0	0	145,500	311,762	5,642,857	5,954,619	6,014,165	6,014,165
115	80	0	0	145,500	322,674	6,128,143	6,450,817	6,515,325	6,515,325
116	81	0	0	145,500	333,967	6,655,163	6,989,131	7,059,022	7,059,022
117	82	0	0	145,500	345,656	7,227,507	7,573,163	7,648,895	7,648,895
118	83	0	0	145,500	357,754	7,849,073	8,206,827	8,288,895	8,288,895
119	84	0	0	145,500	370,276	8,524,093	8,894,368	8,983,312	8,983,312
120	85	0	0	145,500	383,235	9,257,165	9,640,400	9,736,804	9,736,804

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 7 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year-----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	1,940	1,940	1,710	1,710	250,000
38	3	1,940	3,880	3,481	3,481	250,000
39	4	1,940	5,820	5,325	5,325	250,000
40	5	1,940	7,760	7,249	7,249	250,000
41	6	1,940	9,700	9,251	9,251	250,000
42	7	1,940	11,640	11,335	11,335	250,000
43	8	1,940	13,580	13,499	13,499	250,000
44	9	1,940	15,520	15,742	15,742	250,000
45	10	1,940	17,460	18,068	18,068	250,000
46	11	1,940	19,400	20,480	20,480	250,000
47	12	1,940	21,340	22,986	22,986	250,000
48	13	1,940	23,280	25,603	25,603	250,000
49	14	1,940	25,220	28,351	28,351	250,000
50	15	1,940	27,160	31,233	31,233	250,000
51	16	1,940	29,100	34,246	34,246	250,000
52	17	1,940	31,040	37,388	37,388	250,000
53	18	1,940	32,980	40,655	40,655	250,000
54	19	1,940	34,920	44,049	44,049	250,000
55	20	1,940	36,860	47,559	47,559	250,000
56	21	1,940	38,800	51,185	51,185	250,000
57	22	1,940	40,740	54,939	54,939	250,000
58	23	1,940	42,680	58,841	58,841	250,000
59	24	1,940	44,620	62,910	62,910	250,000
60	25	1,940	46,560	67,146	67,146	250,000
61	26	1,940	48,500	71,541	71,541	250,000
62	27	1,940	50,440	76,081	76,081	250,000
63	28	1,940	52,380	80,760	80,760	250,000
64	29	1,940	54,320	85,584	85,584	250,000
65	30	1,940	56,260	90,572	90,572	250,000
66	31	1,940	58,200	95,746	95,746	250,000
67	32	1,940	60,140	101,138	101,138	250,000
68	33	1,940	62,080	106,779	106,779	250,000
69	34	1,940	64,020	112,698	112,698	250,000
70	35	1,940	65,960	118,917	118,917	250,000
71	36	1,940	67,900	125,450	125,450	250,000

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 8 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor[SM] Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

			Hypothetical Rates Fixed Value Interest Rate (2.00%) Separate Account Rate (10.00% Gross; 9.10% Net) (a)			
			------------End of Year----------			
Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
72	37	1,940	69,840	132,299	132,299	250,000
73	38	1,940	71,780	139,486	139,486	250,000
74	39	1,940	73,720	147,078	147,078	250,000
75	40	1,940	75,660	155,150	155,150	250,000
76	41	1,940	77,600	163,789	163,789	250,000
77	42	1,940	79,540	173,096	173,096	250,000
78	43	1,940	81,480	183,187	183,187	250,000
79	44	1,940	83,420	194,224	194,224	250,000
80	45	1,940	85,360	206,441	206,441	250,000
81	46	1,940	87,300	220,156	220,156	250,000
82	47	1,940	89,240	235,805	235,805	250,000
83	48	1,940	91,180	253,322	253,322	265,988
84	49	1,940	93,120	271,952	271,952	285,550
85	50	1,940	95,060	291,745	291,745	306,332
86	51	1,940	97,000	312,747	312,747	328,385
87	52	1,940	98,940	335,005	335,005	351,755
88	53	1,940	100,880	358,563	358,563	376,491
89	54	1,940	102,820	383,467	383,467	402,640
90	55	1,940	104,760	409,763	409,763	430,251
91	56	1,940	106,700	437,511	437,511	459,386
92	57	1,940	108,640	467,745	467,745	486,454
93	58	1,940	110,580	500,860	500,860	515,886
94	59	1,940	112,520	537,333	537,333	548,079
95	60	1,940	114,460	577,740	577,740	583,517
96	61	1,940	116,400	622,784	622,784	622,784
97	62	1,940	118,340	671,343	671,343	671,343
98	63	1,940	120,280	723,698	723,698	723,698
99	64	1,940	122,220	780,154	780,154	780,154
100	65	1,940	124,160	841,040	841,040	841,040
101	66	1,940	126,100	903,376	903,376	912,410
102	67	1,940	128,040	970,212	970,212	979,915
103	68	1,940	129,980	1,041,859	1,041,859	1,052,278
104	69	1,940	131,920	1,118,642	1,118,642	1,129,829
105	70	1,940	133,860	1,200,909	1,200,909	1,212,918
106	71	1,940	135,800	1,289,026	1,289,026	1,301,916

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 9 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor[SM] Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year-----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	1,940	137,740	1,383,377	1,383,377	1,397,211
108	73	1,940	139,680	1,484,368	1,484,368	1,499,212
109	74	1,940	141,620	1,592,422	1,592,422	1,608,347
110	75	1,940	143,560	1,707,985	1,707,985	1,725,065
111	76	1,940	145,500	1,831,521	1,831,521	1,849,837
112	77	0	145,500	1,973,927	1,973,927	1,993,667
113	78	0	145,500	2,127,749	2,149,027	2,149,027
114	79	0	145,500	2,293,909	2,316,849	2,316,849
115	80	0	145,500	2,473,405	2,498,139	2,498,139
116	81	0	145,500	2,667,313	2,693,986	2,693,986
117	82	0	145,500	2,876,799	2,905,567	2,905,567
118	83	0	145,500	3,103,122	3,134,153	3,134,153
119	84	0	145,500	3,347,643	3,381,120	3,381,120
120	85	0	145,500	3,611,834	3,647,953	3,647,953

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 10 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor^{SM} Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (0.00%)
Separate Account Rate (0.00% Gross; -0.90% Net) (a)
------------End of Year-----------

Age	End of Year	Additional Planned Premium(b)	Cumulative Outlay	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	1,940	1,940	1,604	1,604	250,000
38	3	1,940	3,880	3,168	3,168	250,000
39	4	1,940	5,820	4,697	4,697	250,000
40	5	1,940	7,760	6,195	6,195	250,000
41	6	1,940	9,700	7,654	7,654	250,000
42	7	1,940	11,640	9,071	9,071	250,000
43	8	1,940	13,580	10,440	10,440	250,000
44	9	1,940	15,520	11,754	11,754	250,000
45	10	1,940	17,460	13,010	13,010	250,000
46	11	1,940	19,400	14,203	14,203	250,000
47	12	1,940	21,340	15,335	15,335	250,000
48	13	1,940	23,280	16,417	16,417	250,000
49	14	1,940	25,220	17,457	17,457	250,000
50	15	1,940	27,160	18,449	18,449	250,000
51	16	1,940	29,100	19,378	19,378	250,000
52	17	1,940	31,040	20,229	20,229	250,000
53	18	1,940	32,980	20,988	20,988	250,000
54	19	1,940	34,920	21,642	21,642	250,000
55	20	1,940	36,860	22,165	22,165	250,000
56	21	1,940	38,800	22,542	22,542	250,000
57	22	1,940	40,740	22,769	22,769	250,000
58	23	1,940	42,680	22,852	22,852	250,000
59	24	1,940	44,620	22,791	22,791	250,000
60	25	1,940	46,560	22,561	22,561	250,000
61	26	1,940	48,500	22,125	22,125	250,000
62	27	1,940	50,440	21,438	21,438	250,000
63	28	1,940	52,380	20,455	20,455	250,000
64	29	1,940	54,320	19,147	19,147	250,000
65	30	1,940	56,260	17,493	17,493	250,000
66	31	1,940	58,200	15,472	15,472	250,000
67	32	1,940	60,140	13,071	13,071	250,000
68	33	1,940	62,080	10,263	10,263	250,000
69	34	1,940	64,020	7,012	7,012	250,000
70	35	1,940	65,960	3,249	3,249	250,000

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 11 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Guaranteed Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)
------------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	970	970	1,940	826	884	1,710	1,710	250,000
38	3	970	970	3,880	1,662	1,819	3,481	3,481	250,000
39	4	970	970	5,820	2,507	2,817	5,325	5,325	250,000
40	5	970	970	7,760	3,364	3,885	7,249	7,249	250,000
41	6	970	970	9,700	4,229	5,023	9,251	9,251	250,000
42	7	970	970	11,640	5,101	6,234	11,335	11,335	250,000
43	8	970	970	13,580	5,977	7,521	13,499	13,499	250,000
44	9	970	970	15,520	6,856	8,886	15,742	15,742	250,000
45	10	970	970	17,460	7,737	10,331	18,068	18,068	250,000
46	11	970	970	19,400	8,619	11,861	20,480	20,480	250,000
47	12	970	970	21,340	9,502	13,483	22,986	22,986	250,000
48	13	970	970	23,280	10,393	15,210	25,603	25,603	250,000
49	14	970	970	25,220	11,296	17,055	28,351	28,351	250,000
50	15	970	970	27,160	12,209	19,024	31,233	31,233	250,000
51	16	970	970	29,100	13,128	21,118	34,246	34,246	250,000
52	17	970	970	31,040	14,049	23,338	37,388	37,388	250,000
53	18	970	970	32,980	14,968	25,687	40,655	40,655	250,000
54	19	970	970	34,920	15,883	28,167	44,049	44,049	250,000
55	20	970	970	36,860	16,786	30,773	47,559	47,559	250,000
56	21	970	970	38,800	17,678	33,508	51,185	51,185	250,000
57	22	970	970	40,740	18,558	36,381	54,939	54,939	250,000
58	23	970	970	42,680	19,432	39,409	58,841	58,841	250,000
59	24	970	970	44,620	20,303	42,607	62,910	62,910	250,000
60	25	970	970	46,560	21,169	45,977	67,146	67,146	250,000
61	26	970	970	48,500	22,023	49,518	71,541	71,541	250,000
62	27	970	970	50,440	22,860	53,221	76,081	76,081	250,000
63	28	970	970	52,380	23,675	57,085	80,760	80,760	250,000
64	29	970	970	54,320	24,469	61,115	85,584	85,584	250,000
65	30	970	970	56,260	25,245	65,327	90,572	90,572	250,000
66	31	970	970	58,200	26,008	69,737	95,746	95,746	250,000
67	32	970	970	60,140	26,764	74,374	101,138	101,138	250,000
68	33	970	970	62,080	27,518	79,261	106,779	106,779	250,000
69	34	970	970	64,020	28,273	84,425	112,698	112,698	250,000
70	35	970	970	65,960	29,031	89,886	118,917	118,917	250,000
71	36	970	970	67,900	29,791	95,658	125,450	125,450	250,000

LD30676-2-05/11-IF
May 2, 2011 3:52:16 PM
Page 12 of 19
Issue State: FL
Version: 07.00.35.1090.4054 TCFMDIFS

Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Guaranteed Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value (End of Year)	Total Cash Value (End of Year)	Net Surrender Value (End of Year)	Death Benefit Proceeds (End of Year)
72	37	970	970	69,840	30,551	101,749	132,299	132,299	250,000
73	38	970	970	71,780	31,309	108,177	139,486	139,486	250,000
74	39	970	970	73,720	32,078	115,001	147,078	147,078	250,000
75	40	970	970	75,660	32,866	122,283	155,150	155,150	250,000
76	41	970	970	77,600	33,687	130,102	163,789	163,789	250,000
77	42	970	970	79,540	34,551	138,544	173,096	173,096	250,000
78	43	970	970	81,480	35,473	147,714	183,187	183,187	250,000
79	44	970	970	83,420	36,469	157,755	194,224	194,224	250,000
80	45	970	970	85,360	37,570	168,871	206,441	206,441	250,000
81	46	970	970	87,300	38,813	181,344	220,156	220,156	250,000
82	47	970	970	89,240	40,249	195,556	235,805	235,805	250,000
83	48	970	970	91,180	41,838	211,484	253,322	253,322	265,988
84	49	970	970	93,120	43,431	228,521	271,952	271,952	285,550
85	50	970	970	95,060	45,025	246,720	291,745	291,745	306,332
86	51	970	970	97,000	46,615	266,132	312,747	312,747	328,385
87	52	970	970	98,940	48,197	286,808	335,005	335,005	351,755
88	53	970	970	100,880	49,765	308,798	358,563	358,563	376,491
89	54	970	970	102,820	51,315	332,152	383,467	383,467	402,640
90	55	970	970	104,760	52,842	356,920	409,763	409,763	430,251
91	56	970	970	106,700	54,345	383,166	437,511	437,511	459,386
92	57	970	970	108,640	55,937	411,808	467,745	467,745	486,454
93	58	970	970	110,580	57,639	443,221	500,860	500,860	515,886
94	59	970	970	112,520	59,476	477,857	537,333	537,333	548,079
95	60	970	970	114,460	61,477	516,263	577,740	577,740	583,517
96	61	970	970	116,400	63,676	559,108	622,784	622,784	622,784
97	62	970	970	118,340	65,919	605,423	671,343	671,343	671,343
98	63	970	970	120,280	68,207	655,490	723,698	723,698	723,698
99	64	970	970	122,220	70,541	709,613	780,154	780,154	780,154
100	65	970	970	124,160	72,922	768,119	841,040	841,040	841,040
101	66	970	970	126,100	75,072	828,304	903,376	903,376	912,410
102	67	970	970	128,040	77,244	892,968	970,212	970,212	979,915
103	68	970	970	129,980	79,437	962,422	1,041,859	1,041,859	1,052,278
104	69	970	970	131,920	81,648	1,036,994	1,118,642	1,118,642	1,129,829
105	70	970	970	133,860	83,876	1,117,033	1,200,909	1,200,909	1,212,918
106	71	970	970	135,800	86,120	1,202,906	1,289,026	1,289,026	1,301,916

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Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Guaranteed Charges Detail Ledger

Primary Insured: Insured Name
Male Preferred Elite
Fixed Account Allocation: 50%
Subaccount Allocation: 50%

Annual Premium: $1,940.00
Specified Amount: $250,000
Death Benefit Option: Level
Riders (c): None

Hypothetical Rates
Fixed Value Interest Rate (2.00%)
Separate Account Rate (10.00% Gross; 9.10% Net) (a)

-----------End of Year----------

Age	End of Year	Additional Fixed Planned Premium(b)	Additional Separate Account Planned Premium(b)	Cumulative Outlay	Fixed Value	Separate Account Value	Total Cash Value	Net Surrender Value	Death Benefit Proceeds
107	72	970	970	137,740	88,377	1,295,000	1,383,377	1,383,377	1,397,211
108	73	970	970	139,680	90,646	1,393,722	1,484,368	1,484,368	1,499,212
109	74	970	970	141,620	92,924	1,499,498	1,592,422	1,592,422	1,608,347
110	75	970	970	143,560	95,209	1,612,777	1,707,985	1,707,985	1,725,065
111	76	970	970	145,500	97,497	1,734,025	1,831,521	1,831,521	1,849,837
112	77	0	0	145,500	99,447	1,874,480	1,973,927	1,973,927	1,993,667
113	78	0	0	145,500	101,436	2,026,313	2,127,749	2,149,027	2,149,027
114	79	0	0	145,500	103,465	2,190,445	2,293,909	2,316,849	2,316,849
115	80	0	0	145,500	105,534	2,367,871	2,473,405	2,498,139	2,498,139
116	81	0	0	145,500	107,645	2,559,668	2,667,313	2,693,986	2,693,986
117	82	0	0	145,500	109,797	2,767,002	2,876,799	2,905,567	2,905,567
118	83	0	0	145,500	111,993	2,991,129	3,103,122	3,134,153	3,134,153
119	84	0	0	145,500	114,233	3,233,410	3,347,643	3,381,120	3,381,120
120	85	0	0	145,500	116,518	3,495,316	3,611,834	3,647,953	3,647,953

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Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Guaranteed Charges Ledger with 100% Allocation to Subaccounts

Primary Insured: Insured Name	Annual Premium: $1,940.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

				Hypothetical Rates Separate Account Rate (0.00% Gross; -0.90% Net) (a) ------------End of Year----------		
Age	End of Year	Cumulative Outlay	Additional Planned Premium(b)	Cash Value	Net Surrender Value	Death Benefit Proceeds
37	2	1,940	1,940	1,587	1,587	250,000
38	3	1,940	3,880	3,120	3,120	250,000
39	4	1,940	5,820	4,603	4,603	250,000
40	5	1,940	7,760	6,040	6,040	250,000
41	6	1,940	9,700	7,426	7,426	250,000
42	7	1,940	11,640	8,757	8,757	250,000
43	8	1,940	13,580	10,026	10,026	250,000
44	9	1,940	15,520	11,229	11,229	250,000
45	10	1,940	17,460	12,362	12,362	250,000
46	11	1,940	19,400	13,422	13,422	250,000
47	12	1,940	21,340	14,411	14,411	250,000
48	13	1,940	23,280	15,339	15,339	250,000
49	14	1,940	25,220	16,218	16,218	250,000
50	15	1,940	27,160	17,039	17,039	250,000
51	16	1,940	29,100	17,790	17,790	250,000
52	17	1,940	31,040	18,455	18,455	250,000
53	18	1,940	32,980	19,022	19,022	250,000
54	19	1,940	34,920	19,477	19,477	250,000
55	20	1,940	36,860	19,797	19,797	250,000
56	21	1,940	38,800	19,966	19,966	250,000
57	22	1,940	40,740	19,983	19,983	250,000
58	23	1,940	42,680	19,854	19,854	250,000
59	24	1,940	44,620	19,582	19,582	250,000
60	25	1,940	46,560	19,141	19,141	250,000
61	26	1,940	48,500	18,497	18,497	250,000
62	27	1,940	50,440	17,604	17,604	250,000
63	28	1,940	52,380	16,422	16,422	250,000
64	29	1,940	54,320	14,921	14,921	250,000
65	30	1,940	56,260	13,085	13,085	250,000
66	31	1,940	58,200	10,897	10,897	250,000
67	32	1,940	60,140	8,345	8,345	250,000
68	33	1,940	62,080	5,406	5,406	250,000
69	34	1,940	64,020	2,047	2,047	250,000

This ledger assumes all net premiums are allocated to the Separate Account regardless of whether net premiums are allocated to the Fixed Account.

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Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor[SM] Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $1,940.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

(a) The hypothetical gross rates of return are reduced by the weighted average of the annual management fees and expenses of all the subaccounts selected. The current mortality and expense risk charge is 0.50% in all Policy years. The guaranteed mortality and expense risk charge is 1.00% in all Policy years. An approximation of these charges is reflected in both the current and guaranteed charges ledgers.

The selected subaccount annual management fees and expenses used to determine the weighted average as of December 31, 2010 are:

Subaccount	Subaccount Allocation Percentage	Total Subaccount Management Fees and Expenses
Transamerica AEGON Active Asset Allocation - Conservative VP	0.00%	0.73%
Transamerica AEGON Active Asset Allocation - Moderate Growth VP	0.00%	0.74%
Transamerica AEGON Active Asset Allocation - Moderate VP	0.00%	0.74%
Transamerica AEGON High Yield Bond VP	0.65%	0.73%
Transamerica AEGON Money Market VP	1.98%	0.40%
Transamerica AEGON U.S. Government Securities VP	0.43%	0.61%
Transamerica AllianceBernstein Dynamic Allocation VP	0.12%	1.05%
Transamerica Asset Allocation - Conservative VP	1.57%	0.85%
Transamerica Asset Allocation - Growth VP	9.38%	1.04%
Transamerica Asset Allocation - Moderate Growth VP	10.59%	0.95%
Transamerica Asset Allocation - Moderate VP	3.23%	0.90%
Transamerica BlackRock Global Allocation VP	0.00%	0.83%
Transamerica BlackRock Large Cap Value VP	2.07%	0.79%
Transamerica BlackRock Tactical Allocation VP	0.00%	0.93%
Transamerica Clarion Global Real Estate Securities VP	1.59%	0.90%
Transamerica Efficient Markets VP	0.01%	0.75%
Transamerica Foxhall Emerging Markets/Pacific RIM VP	0.57%	1.39%
Transamerica Foxhall Global Commodities & Hard Assets VP	0.34%	1.48%
Transamerica Foxhall Global Conservative VP	0.07%	1.21%
Transamerica Foxhall Global Growth VP	0.61%	1.37%
Transamerica Hanlon Balanced VP	0.38%	1.33%
Transamerica Hanlon Growth and Income VP	0.34%	1.34%
Transamerica Hanlon Growth VP	0.50%	1.34%
Transamerica Hanlon Managed Income VP	1.00%	1.24%
Transamerica Index 50 VP	0.01%	0.50%
Transamerica Index 75 VP	0.04%	0.46%
Transamerica International Moderate Growth VP	0.38%	1.05%
Transamerica Jennison Growth VP	0.37%	0.79%
Transamerica JPMorgan Core Bond VP	1.97%	0.57%
Transamerica JPMorgan Enhanced Index VP	0.07%	0.84%
Transamerica JPMorgan Tactical Allocation VP	2.10%	0.91%
Transamerica MFS International Equity VP	1.56%	1.05%
Transamerica Morgan Stanley Capital Growth VP	1.14%	0.90%
Transamerica Morgan Stanley Growth Opportunities VP	2.17%	0.87%
Transamerica Morgan Stanley Mid-Cap Growth VP	11.14%	0.90%
Transamerica Multi-Managed Balanced VP	4.10%	0.83%
Transamerica Multi Managed Large Cap Core VP	0.09%	0.84%
Transamerica PIMCO Total Return VP	1.08%	0.69%
Transamerica Systematic Small/Mid Cap Value VP	1.29%	0.86%
Transamerica T. Rowe Price Small Cap VP	0.98%	0.84%
Transamerica Third Avenue Value VP	2.65%	0.90%
Transamerica WMC Diversified Equity VP	7.66%	0.83%
Transamerica WMC Diversified Growth VP	21.52%	0.78%
ProFund VP Asia 30	0.22%	1.68%

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Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $1,940.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

ProFund VP Basic Materials	0.29%	1.68%
ProFund VP Bull	0.31%	1.68%
ProFund VP Consumer Services	0.03%	1.68%
ProFund VP Emerging Markets	0.67%	1.68%
ProFund VP Europe 30	0.01%	1.68%
ProFund VP Falling U.S. Dollar	0.02%	1.68%
ProFund VP Financials	0.07%	1.68%
ProFund VP International	0.27%	1.68%
ProFund VP Japan	0.01%	1.68%
ProFund VP Mid-Cap	0.10%	1.68%
ProFund VP Money Market	0.46%	1.35%
ProFund VP NASDAQ-100	0.13%	1.68%
ProFund VP Oil & Gas	0.19%	1.68%
ProFund VP Pharmaceuticals	0.02%	1.68%
ProFund VP Precious Metals	0.39%	1.68%
ProFund VP Short Emerging Markets	0.01%	1.68%
ProFund VP Short International	0.02%	1.68%
ProFund VP Short NASDAQ-100	0.02%	1.68%
ProFund VP Short Small-Cap	0.05%	1.68%
ProFund VP Small-Cap	0.04%	1.68%
ProFund VP Small-Cap Value	0.02%	1.68%
ProFund VP Telecommunications	0.01%	1.68%
ProFund VP U.S. Government Plus	0.12%	1.38%
ProFund VP UltraSmall-Cap	0.26%	1.68%
ProFund VP Utilities	0.05%	1.68%
Fidelity VIP Index 500 Portfolio	0.33%	0.35%
Access VP High Yield Fund	0.07%	1.68%
AllianceBernstein Balanced Wealth Strategy Portfolio	0.02%	0.93%
Franklin Templeton VIP Founding Funds Allocation Fund	0.02%	1.12%

(b) The Additional Planned Premium column does not include premiums paid up to the illustration date. The Additional Planned Premiums shown include any scheduled premiums obtained through information you provided for the illustration. All illustrated values and benefits are shown as of the end of each Policy Year. Values and premiums are rounded to the nearest dollar.

This Illustration assumes all net premiums (premiums, less any premium expense charges) are allocated among the Fixed Account and/or the variable subaccounts of the Separate Account. Cash values are illustrated after Monthly Deductions, as noted below. The Net Surrender Value illustrated is the Cash Value less loans. There are no surrender charges associated with this product.

The current charges illustration reflects current charges, and the guaranteed charges illustration reflects guaranteed charges. These charges are:

- A mortality and expense risk charge assessed against each subaccount:
  - Current:
    - 0.50% in all Policy years
  - Guaranteed:
    - 1.00% in all Policy years

- The premium expense charge (on all premium payments):
  - Current:
    - 0.00% in all Policy years
  - Guaranteed:
    - 2.00% in all Policy years

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Western Reserve Life Assurance Co. of Ohio
WRL Freedom Asset Advisor℠ Variable Universal Life Insurance In Force Illustration Supplemental Footnotes and Additional Information

Primary Insured: Insured Name	Annual Premium: $1,940.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

- Monthly Deductions for:
  - The cost of insurance
  - Any riders illustrated.

The current interest rate for net premiums applied to the Fixed Account after 9/1/10 is 3.50% and is subject to change. The previous rate of 4.10% applies to existing cash value in the Fixed Account until the next anniversary of each premium. The guaranteed minimum interest rate is 2.00%.

Based on actual premium payments, the Minimum No Lapse Guarantee is no longer in effect. Without the payment of additional premiums, the policy may lapse in the years shown based primarily on activities illustrated and the following assumptions:

- At a 0.00% Gross (-0.90% Net) Rate of Return and Guaranteed Charges, the policy may lapse in Policy year 36.

(c) **Rider(s) Illustrated:** None

At a 0.00% Gross (-0.90% Net) Rate of Return and Guaranteed Charges, the policy may lapse in Policy year 36.

Actual rates of return may be more or less than those shown, and will depend upon a number of factors, including the actual premiums paid by the Policy Owner and the actual investment returns of the subaccounts selected. This illustration uses hypothetical rates of return over all years for the Separate Account. No representations are made by Western Reserve Life or the Funds, that the hypothetical rates of return can be achieved during any one year or sustained over any period of time.

Information regarding a Modified Endowment Contract:

Amounts withdrawn or borrowed from a Modified Endowment Contract ("MEC"), or the pledge of a MEC, prior to the death of the Insured will be taxable to the extent of any gain in the contract. In addition, if the owner is not yet 59½ or if the owner is not an individual (such as a trust, for example), the taxable amounts may be subject to a 10% penalty tax. Under the Federal Income Tax Law, a life insurance contract becomes a MEC when actual premiums paid exceed a specified 7-Pay premium limit applicable initially for the first seven policy years and may also become a MEC when there are certain changes to policy benefits. New 7-Pay premium limits for succeeding seven-year periods may be established for the policy as a result of certain changes in policy terms or benefits. All MECs issued by Western Reserve Life and its affiliates to the same owner during any calendar year will be treated as one MEC. If there is an IRC Section 1035 Exchange of a life insurance contract that is not a MEC for another life insurance contract, a certain portion of the cash value exchanged will apply annually towards the annual 7-Pay premium limit of the new policy in determining whether the new contract is a MEC. If the original policy was a MEC, the new policy received in exchange will also be a MEC. You should consult with and rely on your qualified tax advisor as to the implications of any withdrawal, loan, surrender, pledge, exchange or collateral assignment of a life insurance policy.

Based on the premium payments and activities illustrated, this policy will not become a Modified Endowment Contract ("MEC").

Guideline Premium Test: Under the Federal Income Tax Law, the Guideline Level Premium (**GL Annual**) is the maximum level annual Premium that can be paid into the policy on an annual basis and still have it qualify as a life insurance contract. The Guideline Single Premium (**GL Single**) is the maximum single Premium that can be paid into the policy at issue and still have it qualify as a life insurance contract. Premiums paid into the policy at any date can never exceed the greater of the Guideline Single Premium or the sum of the Guideline Level Premiums to such date. Guideline premium limits for the policy may change as a result of changes in policy terms or benefits.

To ensure compliance with federal income tax law, Western Reserve Life will monitor the level of death benefit and premiums, and reserves the right to adjust the death benefit and limit or refund any amount of premium, to preserve the qualification of the policy as a life insurance contract for federal income tax purposes.

Western Reserve Life and its agents cannot give tax, legal or accounting advice. Please consult your attorney, accountant or personal tax advisor. For information about the taxation of life insurance policies, please refer to the prospectus.

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Western Reserve Life Assurance Co. of Ohio

WRL Freedom Asset Advisor^{SM} Variable Universal Life
Insurance In Force Illustration
Policy Summary

Primary Insured: Insured Name	Annual Premium: $1,940.00
Male Preferred Elite	Specified Amount: $250,000
Fixed Account Allocation: 50%	Death Benefit Option: Level
Subaccount Allocation: 50%	Riders (c): None

Coverage	Amount	Issue Date	Mature Date	Issue Age	Curr Age	Gender	Risk Class	Table Rating	Flat Extra	Flat Extra Expire Date
Base	$250,000.00	05/02/2011	05/02/2096	35	36	Male	Preferred Elite	None	$0.00	05/02/2011

Rider(s) Illustrated: None

		This column shows current policy data as of the date of the illustration.	**This column shows policy data assuming potential changes and as illustrated in the preceding ledgers.**
DEFRA/TAMRA/MAP Guidelines	Guideline Annual Premium	$10,000.00	$10,000.00
	Guideline Single Premium	$100,000.00	$100,000.00
	Additional DEFRA Allowable	$100,000.00	$100,000.00
	7-Pay Premium	$15,000.00	$15,000.00
	Additional TAMRA Allowable	$30,000.00	$30,000.00
	Minimum Annual Premium (MAP)	$2,000.00	$2,000.00
	MAP Accumulation	$4,000.00	$4,000.00
Policy Values and Benefits	Death Benefit without Riders	$250,000.00	$250,000.00
	Net Amount at Risk	$249,990.00	$249,990.00
	Cash Value	$10.00	$10.00
	Surrender Charge	$0.00	$0.00
	Cash Surrender Value	$10.00	$10.00
	Cost Basis	$0.00	$0.00
	Gain/Loss	$10.00	$10.00
	Loan Payoff	$0.00	$0.00
	Total Withdrawals	$0.00	$0.00
	Dump-In Premium	N/A	$0.00
	Gross Transfer	$0.00	$0.00
	Net Transfer	$0.00	$0.00

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PART C - OTHER INFORMATION

Item 26.		Exhibits
(a)	(i)	Board of Directors Resolution Resolution of the Board of Directors of Western Reserve establishing the separate account (17)
(b)		Not Applicable
(c)		Underwriting Contracts
	(i)	Master Service and Distribution Compliance Agreement (2)
	(ii)	Amendment to Master Service and Distribution Compliance Agreement (3)
	(iii)	Form of Broker/Dealer Supervisory and Service Agreement (3)
	(iv)	Principal Underwriting Agreement (3)
	(v)	First Amendment to Principal Underwriting Agreement (3)
	(vi)	Second Amendment to Principal Underwriting Agreement (11)
	(vii)	Third Amendment to Principal Underwriting Agreement (13)
	(viii)	First Amendment to Amended and Restated Principal Underwriting Agreement (17)
	(ix)	Amendment No. 2 And Novation To The Amended And Restated Principal Underwriting Agreement between Transamerica Capital Inc. and Western Reserve (18)
(d)		Contracts
	(i)	Specimen Flexible Premium Variable Life Insurance Policy – Form VL21 (21)
	(ii)	Living Benefit Rider (an Accelerated Death Benefit) (6)
(e)		Application for Flexible Premium Variable Life Insurance Policy (20)

(f)		Depositor’s Certificate of Incorporation and By-Laws
	(i)	Second Amended Articles of Incorporation of Western Reserve (2)
	(ii)	Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (4)
	(iii)	Amended Code of Regulations (By-Laws) of Western Reserve (1)
(g)		Reinsurance Contracts
	(i)	Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (5)
	(ii)	Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (5)
(h)		Participation Agreements
(h)	(i)	Participation Agreement between Transamerica Series Trust (formerly, AEGON/Transamerica Series Fund, Inc. and WRL Series Trust) and Western Reserve dated February 27, 1991 (10)
	(ii)	Amendments Nos. 1 – 29 to Participation Agreement between Transamerica Series Trust (WRL Series Trust) and Western Reserve dated from December 1, 1992 through May 1, 2008 (26)
	(iii)	Amendment No. 30 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated November 1, 2008 (26)
	(iv)	Amendment No. 31 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated December 8, 2008 (26)
	(v)	Amendment No. 32 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated January 1, 2009 (26)
	(vi)	Amendment No. 33 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2009 (22)
	(vii)	Amendment No. 34 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated November 1, 2009 (23)
	(viii)	Amendment No. 35 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2010 (23)
	(ix)	Amendment No. 36 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2011 (24)
	(x)	Amendment No. 37 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated May 1, 2012 (26)
	(xi)	Amendment No. 38 to Participation Agreement Between Transamerica Series Trust and Western Reserve Life Assurance Co. of Ohio dated September 17, 2012 (26)
	(xii)	Participation Agreements Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve dated June 14, 1999 (7)
	(xiii)	Amendment No. 1 dated March 15, 2000 to Participations Agreement Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve (8)
	(xiv)	Second Amendment dated April 12, 2001 to Participation Agreement Among Variable Insurance Products Fund, Fund II & Fund III, Fidelity Distributors Corporation and Western Reserve (9)
	(xv)	Third Amendment to Participation Agreement Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve dated September 1, 2003 (11)
	(xvi)	Fourth Amendment to Participation Agreement Among Variable Insurance Products Fund, Fund II and Fund III, Fidelity Distributors Corporation and Western Reserve dated December 1, 2003 (26)
	(xvii)	Amendment No. 5 among Fidelity Variable Insurance Products Funds I, II and III, Fidelity Distributors Corporation and Western Reserve dated May 1, 2004 (24)
	(xviii)	Amendment No. 6 among Fidelity Variable Insurance Products Funds II & V, Fidelity Distributors Corporation and Western Reserve dated June 27, 2007(24)
	(xix)	Amendment No. 7 among Fidelity Variable Insurance Products Funds I, II & V, Fidelity Distributors Corporation and Western Reserve dated August 30, 2007(24)
	(xx)	Amendment No. 8 among Fidelity Variable Insurance Products Funds I, II and V, Fidelity Distributors Corporation and Western Reserve dated May 1, 2011(24)
	(xxi)	Participation Agreement Among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 6, 2006 (16)
	(xxii)	Amendment No. 1 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated June 1, 2007 (18)
	(xxiii)	Amendment No. 2 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated August 30, 2008 (18)
	(xxiv)	Amendment No. 3 to Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFund Advisors LLC dated February 28, 2008. (20)
	(xxv)	Amendment No. 5 to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated May 1, 2012 (25)
	(xxvi)	Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated November 1, 2008 (22)
	(xxvii)	Amendment 1 to Participation Agreement Among AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2009 (22)
	(xxviii)	Amendment No. 2 to Participation Agreement between AllianceBernstein Variable Products Series Fund, Inc. and Western Reserve dated May 1, 2011(24)
(xxix)
Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated November 10, 2008 (22)

(xxx)
Amendment No. 1 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated May 1, 2009 (22)

(xxxi)
Amendment No. 2 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 1, 2010 (26)

(xxxii)
Amendment No. 3 to Participation Agreement Among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve Life Assurance Co. of Ohio and Transamerica Capital, Inc. dated October 31, 2011 (25)

(xxxiii)
Addendum to Participation Agreement among Franklin Templeton Variable Insurance Products Trust, Franklin/Templeton Distributors, Inc., Western Reserve and Transamerica Capital, Inc. dated May 1, 2011.(26)

	(xxxiv)	Summary Prospectus Agreement between WRL and Fidelity Distributors Corporation dated May 1, 2011(25)
	(xxxv)	Confidentiality Amendment to ProFunds Participation Agreement among Western Reserve, ProFunds, Access One Trust and ProFunds Advisors LLC dated February 22, 2012 (25)
(i)		Not Applicable
(j)		Not Applicable
(k)		Legal Opinion - Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Offered
(l)		Actuarial Opinion - Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities being Registered
(m)		Sample Hypothetical Illustration (21)
(n)		Other Opinions:
	(i)	Written Consent of Ernst & Young LLP
(o)		Not Applicable
(p)		Not Applicable
(q)		Redeemability Exemption
	(i)	Memorandum describing issuance, transfer and redemption procedures (20)
(r)		Powers of Attorney
Eric J. Martin(22)
Brenda K. Clancy (22)
Charles T. Boswell (22)
Arthur C. Schneider (22)
John R. Hunter (22)
C. Michiel van Katwijk (26)

_____________________________________
(1)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 21, 1998 (File No. 33-31140) and is incorporated herein by reference.
(2)	This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.
(3)	This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.
(4)	This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.
(5)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.
(6)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated August 6, 2003 (File No. 333-107705) and is incorporated herein by reference.
(7)	This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.
(8)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.
(9)	This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.
(10)	This exhibit was previously filed on the Initial Registration Statement to Form N-4 Registration Statement dated September 5, 2003 (File No. 333-108525) and is incorporated herein by reference.
(11)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 9, 2003 (File No. 333-107705) and is incorporated herein by reference.
(12)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated November 7, 2003 (File No. 333-110315) and is incorporated herein by reference.
(13)	This exhibit was previously filed on Post-Effective Amendment No. 2 to Form N-6 Registration Statement dated April 16, 2004 (File No. 333-100993) and is incorporated herein by reference.
(14)	This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-6 Registration Statement dated February 28, 2005 (File No. 333-107705) and is incorporated herein by reference.
(15)	This exhibit was previously filed on Initial Registration Statement to Form N-6 Registration Statement dated September 28, 2005 (File No. 333-128650) and is incorporated herein by reference.
(16)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated June 15, 2006 (File No. 333-135005) and is incorporated herein by reference.
(17)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated July 17, 2006 (File No. 333-135803) and is incorporated herein by reference.
(18)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated June 28, 2007 (File No. 333-144117) and is incorporated herein by reference.
(19)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated October 16, 2007 (File No. 333-144117) and is incorporated herein by reference.
(20)	This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated May 18, 2008 (File No. 333-149386) and is incorporated herein by reference.
(21)	This exhibit was previously filed on the Initial Registration Statement to Form N-6 Registration Statement dated February 26, 2008 (File No. 333-149386) and is incorporated herein by reference.
(22)	This exhibit was previously filed on Post – Effective amendment No. 6 to Form N-6 Registration Statement dated April 27, 2009 (File No. 333-135005) and is incorporated herein by reference.
(23)	This exhibit was previously filed on Post-Effective Amendment No. 7 to Form N-6 Registration Statement dated April 14, 2010 (File No. 333-135005) and is incorporated herein by reference.
(24)	This exhibit was previously filed on Post-Effective Amendment No. 13 to Form N-6 Registration Statement dated April 18, 2011 (file No. 333-135005) and is incorporated herein by reference.
(25)	This exhibit previously filed on Post-Effective amendment No. 16 to Form N-6 Registration Statement dated April 18, 2012 (File No. 333-107705) and is incorporated herein by reference.
(26)	This exhibit previously filed on Post-Effective amendment No. 17 to Form N-6 Registration Statement dated April 15, 2013 (File No. 333-110315) and is incorporated herein by reference.

Item 27.	Directors and Officers of the Depositor

Name	Principal Business Address	Position and Offices with Depositor
Brenda K. Clancy	(1)	Chairman of the Board and President
Charles T. Boswell	(2)	Director and Chief Executive Officer
C. Michiel van Katwijk	(1)	Director and Executive Vice President
Eric J. Martin	(1)	Vice President and Corporate Controller
Arthur C. Schneider	(1)	Director, Senior Vice President and Chief Tax Officer
John R. Hunter	(1)	Director and Division Chief Operating Officer- Life & Protection
(1)	4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499-0001
(2)	570 Carillon Parkway, St. Petersburg, Florida 33716

Item 28.  Persons Controlled by or Under Common Control with the Depositor or Registrant

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
25 East 38th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
239 West 20th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
313 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
319 East 95th Street, LLC	Delaware	Sole Member: Yarra Rapids, LLC	Real estate investments
AEGON Alliances, Inc.	Virginia	100% Commonwealth General Corporation	Insurance company marketing support
AEGON Asset Management Services, Inc.	Delaware	100% AUSA Holding Company	Registered investment advisor
AEGON Assignment Corporation	Illinois	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Assignment Corporation of Kentucky	Kentucky	100% AEGON Financial Services Group, Inc.	Administrator of structured settlements
AEGON Canada ULC	Canada
AEGON Canada Holding B.V. owns 174,588,712 shares of Common Stock; 1,500 shares of Series II Preferred stock; 2 shares of Series III Preferred stock.  TIHI Canada Holding, LLC owns 1,441,941.26 shares of Class B - Series I Preferred stock.

Holding company
AEGON Capital Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Portfolio management company/investment advisor
AEGON-CMF GP, LLC	Delaware	Transamerica Realty Services, Inc. is sole Member	Investment in commercial mortgage loans
AEGON Core Mortgage Fund, LP	Delaware	Partners: AEGON USA Realty Advisors, LLC (99%); AEGON-CMF GP, LLC (1%)	Investment in mortgages
AEGON Direct & Affinity Marketing Services Australia Pty Limited	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Marketing/operations company
AEGON Direct & Affinity Marketing Services Co., Ltd.	Japan	100% AEGON DMS Holding B.V.	Marketing company
AEGON Direct & Affinity Marketing Services Limited	Hong Kong	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct & Affinity Marketing Services (Thailand) Limited	Thailand	97% Transamerica International Direct Marketing Consultants, LLC; remaining 3% held by various AEGON employees	Marketing of insurance products in Thailand
AEGON Direct Marketing Services, Inc.	Maryland	Monumental Life Insurance Company owns 103,324 shares; Commonwealth General Corporation owns 37,161 shares	Marketing company
AEGON Direct Marketing Services Europe Ltd.	United Kingdom	100% Cornerstone International Holdings, Ltd.	Marketing
AEGON Direct Marketing Services Insurance Broker (HK) Limited	Hong Kong	100% AEGON Direct Marketing Services Hong Kong Limited	Brokerage company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Direct Marketing Services International, Inc.	Maryland	100% AUSA Holding Company	Marketing arm for sale of mass marketed insurance coverage
AEGON Direct Marketing Services Korea Co., Ltd.	Korea	100% AEGON DMS Holding B.V.	Provide consulting services ancillary to the marketing of insurance products overseas.
AEGON Direct Marketing Services Mexico, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide management advisory and technical consultancy services.
AEGON Direct Marketing Services Mexico Servicios, S.A. de C.V.	Mexico	100% AEGON DMS Holding B.V.	Provide marketing, trading, telemarketing and advertising services in favor of any third party, particularly in favor of insurance and reinsurance companies.
AEGON Direct Marketing Services, Inc.	Taiwan	100% AEGON DMS Holding B.V.
Authorized business:  Enterprise management consultancy, credit investigation services, to engage in business not prohibited or restricted under any law of R.O.C., except business requiring special permission of government.

AEGON Financial Services Group, Inc.	Minnesota	100% Transamerica Life Insurance Company	Marketing
AEGON Fund Management Inc.	Canada	100% AEGON Asset Management (Canada) B.V.	Mutual fund manager
AEGON Funding Company, LLC.	Delaware	100% AEGON USA, LLC	Issue debt securities-net proceeds used to make loans to affiliates
AEGON Institutional Markets, Inc.	Delaware	100% Commonwealth General Corporation	Provider of investment, marketing and administrative services to insurance companies
AEGON Life Insurance Agency Inc.	Taiwan	100% AEGON Direct Marketing Services, Inc. (Taiwan Domiciled)	Life insurance
AEGON Managed Enhanced Cash, LLC	Delaware	Members: Transamerica Life Insurance Company (86.0457%) ; Monumental Life Insurance Company (13.9543%)	Investment vehicle for securities lending cash collateral
AEGON Management Company	Indiana	100% AEGON U.S. Holding Corporation	Holding company
AEGON N.V.	Netherlands	22.446% of Vereniging AEGON Netherlands Membership Association	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AEGON Structured Settlements, Inc.	Kentucky	100% Commonwealth General Corporation	Administers structured settlements of plaintiff’s physical injury claims against property and casualty insurance companies.
AEGON U.S. Holding Corporation	Delaware	100% Transamerica Corporation	Holding company
AEGON USA Asset Management Holding, LLC	Iowa	100% AUSA Holding Company	Holding company
AEGON USA Investment Management, LLC	Iowa	100% AEGON USA Asset Management Holding, LLC	Investment advisor
AEGON USA Real Estate Services, Inc.	Delaware	100% AEGON USA Realty Advisors, Inc.	Real estate and mortgage holding company
AEGON USA Realty Advisors, LLC	Iowa	Sole Member - AEGON USA Asset Management Holding, LLC	Administrative and investment services
AEGON USA Realty Advisors of California, Inc.	Iowa	100% AEGON USA Realty Advisors, Inc.	Investments
AEGON USA, LLC	Iowa	100% AEGON U.S. Holding Corporation	Holding company
AFSG Securities Corporation	Pennsylvania	100% Commonwealth General Corporation	Inactive
ALH Properties Eight LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Eleven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Four LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Nine LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seven LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Seventeen LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Sixteen LLC	Delaware	100% FGH USA LLC	Real estate
Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
ALH Properties Ten LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Twelve LLC	Delaware	100% FGH USA LLC	Real estate
ALH Properties Two LLC	Delaware	100% FGH USA LLC	Real estate
American Bond Services LLC	Iowa	100% Transamerica Life Insurance Company (sole member)	Limited liability company
AMTAX HOLDINGS 308, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 347, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 388, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 483, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 546, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 559, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 561, LLC	Ohio	TAHP Fund VII, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 567, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 588, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 613, LLC	Ohio	Garnet LIHTC Fund VII, LLC - 99% member; Cupples State LIHTC Investors, LLC - 1% member; TAH Pentagon Funds, LLC - non-owner manager	affordable housing

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AMTAX HOLDINGS 639, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 649, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 672, LLC	Ohio	TAHP Fund I, LLC - 100% MEMBER; TAH Pentagon Funds LLC - non-owner manager	affordable housing
AMTAX HOLDINGS 713, LLC	Ohio	TAHP Fund II, LLC - 100% member; TAH Pentagon Funds LLC - non-owner manager	affordable housing
ARC Reinsurance Corporation	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
ARV Pacific Villas, A California Limited Partnership	California
Partners:  Transamerica Affordable Housing - 0.05% General Partner; non-AEGON affiliate, Jamboree Housing Corporation - 0.05% Managing General Partner; Transamerica Life Insurance Company - 67% Limited Partner; Monumental Life Insurance Company - 32% Limited Partner
Property
Asia Business Consulting Company	China	100% Asia Investments Holdings, Limited	Provide various services upon request from Beijing Dafu Insurance Agency.
Asia Investments Holdings, Limited	Hong Kong	99% Transamerica Life Insurance Company	Holding company
AUSA Holding Company	Maryland	100% AEGON USA, LLC	Holding company
AUSA Properties, Inc.	Iowa	100% AUSA Holding Company	Own, operate and manage real estate
AUSACAN LP	Canada	General Partner - AUSA Holding Co. (1%); Limited Partner - AEGON USA, LLC (99%)	Inter-company lending and general business

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
AXA Equitable AgriFinance, LLC	Delaware	Members: AEGON USA Realty Advisors, LLC (50%); AXA Equitable Life Insurance Company, a non-affiliate of AEGON (50%)	Agriculturally-based real estate advisory services
Bay Area Community Investments I, LP	California	Partners: 69.995% Transamerica Life Insurance Company; 29.995% Monumental Life Insurance Company; 0.01% Transamerica Affordable Housing, Inc.	Investments in low income housing tax credit properties
Bay State Community Investments I, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Bay State Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Investments in low income housing tax credit properties
Beijing Dafu Insurance Agency Co. Ltd.	Peoples Republic of China	10% owned by WFG China Holdings, Inc.; 90% owned by private individual (non-AEGON associated)	Insurance Agency
Canadian Premier Life Insurance Company	Canada	100% Transamerica Life Canada	Insurance company
CBC Insurance Revenue Securitization, LLC	Delaware	100% Clark Consulting, LLC	Special purpose
Cedar Funding, Ltd.	Cayman Islands	100% Transamerica Life Insurance Company	Investments
Clark/Bardes (Bermuda) Ltd.	Bermuda	100% Clark Consulting, LLC	Insurance agency
Clark, LLC	Delaware	Sole Member - Diversified Retirement Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Clark Consulting, LLC	Delaware	100% Clark, LLC	Financial consulting firm
Clark Investment Strategies, inc.	Delaware	100% Clark Consulting, LLC	Registered investment advisor
Clark Securities, Inc.	California	100% Clark Consulting, LLC	Broker-Dealer
Commonwealth General Corporation	Delaware	100% AEGONUSA, LLC	Holding company
Consumer Membership Services Canada Inc.	Canada	100% AEGON Canada ULC	Marketing of credit card protection membership services in Canada
Cornerstone International Holdings Ltd.	UK	100% AEGON DMS Holding B.V.	Holding company
CRG Insurance Agency, Inc.	California	100% Clark Consulting, Inc.	Insurance agency
Creditor Resources, Inc.	Michigan	100% AUSA Holding Company	Credit insurance
CRI Canada Inc.	Canada	100% Creditor Resources, Inc.	Holding company
CRI Solutions Inc.	Maryland	100% Creditor Resources, Inc.	Sales of reinsurance and credit insurance
Cupples State LIHTC Investors, LLC	Delaware	100% Garnet LIHTC Fund VIII, LLC	Investments
Diversified Investment Advisors, Inc.	Delaware	100% Diversified Retirement Corporation	Investment advisor
Diversified Investors Securities Corp.	Delaware	100% Diversified Investment Advisors, Inc.	Broker-Dealer
Erfahrungsschatz GmbH	Germany	100% Cornerstone International Holdings, Ltd.	Marketing/membership
FD TLIC, Limited Liability Company	New York	100% Transamerica Life Insurance Company	Broadway production
FD TLIC Ltd.	United Kingdom	100% FD TLIC, LLC	Theatre production
FGH Realty Credit LLC	Delaware	100% FGH USA, LLC	Real estate
FGH USA LLC	Delaware	100% RCC North America LLC	Real estate
FGP 90 West Street LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Mezzanine LLC	Delaware	100% FGH USA LLC	Real estate
FGP West Street LLC	Delaware	100% FGP West Mezzanine LLC	Real estate

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
FGP West Street Two LLC	Delaware	100% FGH USA LLC	Real estate
Fifth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Financial Planning Services, Inc.	District of Columbia	100% Commonwealth General Corporation	Special-purpose subsidiary
First FGP LLC	Delaware	100% FGH USA LLC	Real estate
Fong LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Fourth & Market Funding, LLC	Delaware	Commonwealth General Corporation owns 0% participating percentage, but is Managing Member. Ownership: 99% Monumental Life Insurance Company and 1% Garnet Assurance Corporation II	Inactive
Fourth FGP LLC	Delaware	100% FGH USA LLC	Real estate
Garnet Assurance Corporation	Kentucky	100%Transamerica Life Insurance Company	Investments
Garnet Assurance Corporation II	Iowa	100% Commonwealth General Corporation	Business investments
Garnet Assurance Corporation III	Iowa	100% Transamerica Life Insurance Company	Business investments
Garnet Community Investments, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments II, LLC	Delaware	100% Monumental Life Insurance Company	Securities
Garnet Community Investments III, LLC	Delaware	100%Transamerica Life Insurance Company	Business investments
Garnet Community Investments IV, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments V, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments VIII, LLC	Delaware	100% Monumental Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments IX, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments X, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XI, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XII, LLC	Delaware	100% Monumental Life Insurance Company	Investments
Garnet Community Investments XVIII, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Real estate investments
Garnet Community Investments XXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVI, LLC	Delaware	100% Transamerica Life Insurance Company	Investments
Garnet Community Investments XXVII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investment XXVIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXIX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXX, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIII, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXIV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet Community Investments XXXV, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet Community Investments XXXVI, LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Investments
Garnet LIHTC Fund II, LLC	Delaware	Members: Garnet Community Investments II, LLC (0.01%); Metropolitan Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund III, LLC	Delaware	Members: Garnet Community Investments III, LLC (0.01%); Jefferson-Pilot Life Insurance Company, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund IV, LLC	Delaware	Members: Garnet Community Investments IV, LLC (0.01%); Goldenrod Asset Management, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund V, LLC	Delaware	Members: Garnet Community Investments V, LLC (0.01%); Lease Plan North America, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VI, LLC	Delaware	Members: Garnet Community Investments VI, LLC (0.01%); Pydna Corporation, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund VII, LLC	Delaware	Members: Garnet Community Investments VII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund VIII, LLC	Delaware	Members: Garnet Community Investments VIII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate(99.99%)	Investments
Garnet LIHTC Fund IX, LLC	Delaware	Members: Garnet Community Investments IX, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund X, LLC	Delaware	Members: Garnet Community Investments X, LLC (0.01%); Goldenrod Asset Management, a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XI, LLC	Delaware	Members: Garnet Community Investments XI, LLC (0.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XII-A, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-B, LLC	Delaware	Garnet Community Investments XII, LLC (0.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XII-C, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); NorLease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); and the following non-AEGON affiliates: Bank of America, N.A.( 73.39%); J.P. Morgan Chase Bank, N.A. (13.30%); NorLease, Inc. (13.30%)	Investments
Garnet LIHTC Fund XIII-A, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); J.P. Morgan Chase Bank, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIII-B, LLC	Delaware	Garnet Community Investments XII, LLC (.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIV, LLC	Delaware	0.01% Garnet Community Investments, LLC; 49.995% Wells Fargo Bank, N.A.; and 49.995% Goldenrod Asset Management, Inc.	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XV, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XVI, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); FNBC Leasing Corporation, a non-AEGON entity (99.99%)	Investments
Garnet LIHTC Fund XVII, LLC	Delaware
 Members: Garnet Community Investments, LLC (0.01%); ING USA Annuity and Life Insurance company, a non-affiliate of AEGON  (12.999%), and ReliaStar Life Insurance Company, a non-affiliate of AEGON (86.991%).
Investments
Garnet LIHTC Fund XVIII, LLC	Delaware	Members: Garnet Community Investments XVIII, LLC (0.01%); Verizon Capital Corp., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XIX, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Bank of America, N.A., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XX, LLC	Delaware	Sole Member - Garnet Community Investments XX, LLC	Investments
Garnet LIHTC Fund XXI, LLC	Delaware	100% Garnet Community Investments, LLC	Investments
Garnet LIHTC Fund XXII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Norlease, Inc., a non-AEGON affiliate (99.99%)	Investments
Garnet LIHTC Fund XXIII, LLC	Delaware	Members: Garnet Community Investments, LLC (0.01%); Idacorp Financial Services, Inc., a non-AEGON affiliate (99.99%)	Investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIV, LLC	Delaware
Members:  Garnet Community Investments XXIV, LLC (0.01% as Managing Member); Transamerica Life Insurance Company (21.26%); non-affiliates of AEGON:  New
York Life Insurance Company (25.51%),
New York Life Insurance and Annuity Corporation (21.3%) and Principal Life Insurance Company (31.49%)
Investments
Garnet LIHTC Fund XXV, LLC	Delaware	Members: Garnet Community Investment XXV, LLC (0.01%); Garnet LIHTC Fund XXVIII LLC (1%); non-affiliates of AEGON: Mt. Hamilton Fund, LLC (97.99%); Google Affordable Housing I LLC (1%)	Investments
Garnet LIHTC Fund XXVI, LLC	Delaware	Members: Garnet Community Investments XXVI, LLC (0.01%); American Income Life Insurance Company, a non-affiliate of AEGON (99.99%)	Investments
Garnet LIHTC Fund XXVII, LLC	Delaware
Members:  Garnet Community Investments XXVII, LLC (0.01%); Transamerica Life Insurance Company (16.7045%); non-affiliates of AEGON:  Aetna Life Insurance Company (30.2856%); New York Life Insurance Company (22.7142%); ProAssurance Casualty Company (3.6343%); ProAssurance Indemnity Company (8.4800%); State Street Brank and Trust Company (18.1714%)
Investments
Garnet LIHTC Fund XXVIII, LLC	Delaware
Members:  Garnet Community Investments XXVIII LLC (0.01%); non-affiliates of AEGON:  USAA Casualty Insurance Company (17.998%); USAA General Indemnity Company (19.998%); USAA Life Insurance Company (3.999%); United Services Automobile Association (57.994%)
Real estate investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Garnet LIHTC Fund XXIX, LLC	Delaware	Members: Garnet Community Investments XXIX, LLC (.01%); non-affiliate of AEGON: Bank of America, N.A. (99.99%)	Investments
Garnet LIHTC Fund XXX, LLC	Delaware	Garnet Community Investments XXX, LLC (0.01%); non-affiliate of AEGON, New York Life Insurance Company (99.99%)	Investments
Garnet LIHTC Fund XXXI, LLC	Delaware	Members: Garnet Community Investments XXXI, LLC (0.1%); non-affiliates of AEGON: Thunderbolt Peak Fund, LLC (98.99%); Google Affordable Housing I, LLC (1%)	Investments
Garnet LIHTC Fund XXXII, LLC	Delaware	Members: Garnet Community Investment XXXII, LLC (0.01%); non-affiliates of AEGON: New York Life Insurance Company (50.38%); New York Life Insurance Annuity Corporation (49.61%)	Investments
Garnet LIHTC Fund XXXIII, LLC	Delaware	Members: Garnet Community Investment XXXIII, LLC (0.01%); non-affiliate of AEGON, NorLease, Inc. (99.99%)	Investments
Garnet LIHTC Fund XXXIV, LLC	Delaware	Members: non-AEGON affiliate, U.S. Bancorp Community Development Corporation (99.99%); Garnet Community Investments XXXIV, LLC (.01%)	Investments
Garnet LIHTC Fund XXXV, LLC	Delaware	Members: Garnet Community Investment XXXV, LLC (0.01%); non-affiliate of AEGON, Microsoft Corporation (99.99%)	Investments
Garnet LIHTC Fund XXXVI, LLC	Delaware	Sole Member - Garnet Community Investments XXXVI, LLC	Investments
Garnet LIHTC Fund XXXVII, LLC	Delaware	Sole Member - Garnet Community Investments XXXIII, LLC	Investments
Global Preferred Re Limited	Bermuda	100% AEGON USA, LLC	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Hadley Apartments, LLC	Massachusetts
Members:  Garnet LIHTC Fund XV, LLC (99.99% investor member); Transamerica Affordable Housing, Inc. (non-owner manager); Main South Community Development Corporation , a non-affiliate of AEGON (.01% special member)
affordable housing
Horizons Acquisition 5, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Horizons St. Lucie Development, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Imani Fe, LP	California
Partners:  Garnet LIHTC Fund XIV, LL (99.99% investor limited partner); Transamerica Affordable Housing, Inc. (non-owner manager); non-affiliates of AEGON:  ABS Imani Fe, LLC (.0034% class A limited partner); Central Valley Coalition for Affordable Housing (.0033% co-managing general partner); Grant Housing and Economic Development Corporation (.0033% managing partner)
affordable housing
Intersecurities Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. of Ohio	Insurance agency
Interstate North Office Park GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park, LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park Owner, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Interstate North Office Park (Land) GP, LLC	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Interstate North Office Park (Land) LP	Delaware	100% Interstate North Office Park Owner, LLC	Investments
Investors Warranty of America, Inc.	Iowa	100% AUSA Holding Company	Leases business equipment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
IWA Commercial Venture, LLC	Georgia	Members: Investors Warranty of America, Inc. (99.9%); non-AEGON affiliate, Rooker/Commerce 962, LLC	Maintain property tax abatement
LCS Associates, LLC	Delaware	100% Investors Warranty of America, Inc.	Investments
Legacy General Insurance Company	Canada	100% AEGON Canada ULC	Insurance company
Life Investors Alliance LLC	Delaware	Sole Member - Transamerica Life Insurance Company	Purchase, own, and hold the equity interest of other entities
LIICA Holdings, LLC	Delaware	Sole Member: Transamerica Life Insurance Company	To form and capitalize LIICA Re I, Inc.
LIICA Re I, Inc.	Vermont	100% LIICA Holdings, LLC	Captive insurance company
LIICA Re II, Inc.	Vermont	100% Transamerica Life Insurance Company	Captive insurance company
Massachusetts Fidelity Trust Company	Iowa	100% AUSA Holding Company	Trust company
McDonald Corporate Tax Credit Fund IV Limited Partnership	Delaware	Partners: Monumental Life Insurance Company - 99.9% General Partner; TAH-McD IV, LLC - 0.10% General Partner	Tax credit fund
MLIC Re I, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Money Services, Inc.	Delaware	100% AUSA Holding Company	Provides financial counseling for employees and agents of affiliated companies
Monumental Financial Services, Inc.	Maryland	100% AEGON USA, LLC	DBA in the State of West Viriginia for United Financial Services, Inc.
Monumental General Administrators, Inc.	Maryland	100% AUSA Holding Company	Provides management services to unaffiliated third party administrator
Monumental Life Insurance Company	Iowa	87.72% Commonwealth General Corporation; 12.28% AEGON USA, LLC	Insurance Company
nVISION Financial, Inc.	Iowa	100% AUSA Holding Company	Special-purpose subsidiary
New Markets Community Investment Fund, LLC	Iowa	50% AEGON Institutional Markets, Inc.; 50% AEGON USA Realty Advisors, Inc.	Community development entity

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Oncor Insurance Services, LLC	Iowa	Sole Member - Life Investors Financial Group, Inc.	Direct sales of term life insurance
Pearl Holdings, Inc. I	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Pearl Holdings, Inc. II	Delaware	100% AEGON USA Asset Management Holding, LLC	Holding company
Peoples Benefit Services, LLC	Pennsylvania	Sole Member - Stonebridge Life Insurance Company	Special-purpose subsidiary
Pine Falls Re, Inc.	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
Primus Guaranty, Ltd.	Bermuda
Partners are:  Transamerica Life Insurance Company (13.1%) and non-affiliates of AEGON:  XL Capital, Ltd. (34.7%); CalPERS/PCO Corporate Partners Fund, LLC (13.0%); Radian Group (11.1%). The remaining 28.1% of stock is publicly owned.
Provides protection from default risk of investment grade corporate and sovereign issues of financial obligations.
PSL Acquisitions Operating, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Owner of Core subsidiary entities
Pyramid Insurance Company, Ltd.	Hawaii	100% Transamerica Corporation	Property & Casualty Insurance
RCC North America LLC	Delaware	100% AEGON USA, LLC	Real estate
Real Estate Alternatives Portfolio 1 LLC	Delaware	Members: Transamerica Life Insurance Company (90.96%); Monumental Life Insurance Company (6.30%); Transamerica Financial Life Insurance Company (2.74%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 2 LLC	Delaware	Members are: Transamerica Life Insurance Company (90.25%); Transamerica Financial Life Insurance Company (7.5%); Stonebridge Life Insurance Company (2.25%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Real Estate Alternatives Portfolio 3 LLC	Delaware	Members are: Transamerica Life Insurance Company (73.4%); Monumental Life Insurance Company (25.6%); Stonebridge Life Insurance Company (1%). Manager: AEGON USA Realty Advisors, Inc.	Real estate alternatives investment
Real Estate Alternatives Portfolio 3A, Inc.	Delaware	Members: Monumental Life Insurance Company (37%); Transamerica Financial Life Insurance Company (9.4%); Transamerica Life Insurance Company (52.6%); Stonebridge Life Insurance Company (1%)	Real estate alternatives investment
Real Estate Alternatives Portfolio 4 HR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Real Estate Alternatives Portfolio 4 MR, LLC	Delaware	Members are: Transamerica Life Insurance Company (64%); Monumental Life Insurance Company (32%); Transamerica Financial Life Insurance Company (4%). Manager: AEGON USA Realty Advisors, Inc.	Investment vehicle for alternative real estate investments that are established annually for our affiliated companies common investment
Realty Information Systems, Inc.	Iowa	100% Transamerica Realty Services, LLC	Information Systems for real estate investment management
Retirement Project Oakmont	California
General Partner: Transamerica Oakmont Retirement Associates, a CA limited partnership; Transamerica Life Insurance Company (limited partner); and Oakmont Gardens, a CA limited partnership (non-AEGON entity limited partner).  General Partner of Transamerica Oakmont Retirement Associates is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.
Senior living apartment complex

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
River Ridge Insurance Company	Vermont	100% AEGON Management Company	Captive insurance company
Second FGP LLC	Delaware	100% FGH USA LLC	Real estate
Selient Inc.	Canada	100% AEGON Canada ULC	Application service provider providing loan origination platforms to Canadian credit unions.
Seventh FGP LLC	Delaware	100% FGH USA LLC	Real estate
Short Hills Management Company	New Jersey	100% AEGON U.S. Holding Corporation	Dormant
Southwest Equity Life Insurance Company	Arizona	Voting common stock is allocated 75% of total cumulative vote - AEGON USA, LLC. Participating Common stock (100% owned by non-AEGON shareholders) is allocated 25% of total cumulative vote.	Insurance
St. Lucie West Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Stonebridge Benefit Services, Inc.	Delaware	100% Commonwealth General Corporation	Health discount plan
Stonebridge Casualty Insurance Company	Ohio	100% AEGON USA, LLC	Insurance company
Stonebridge Group, Inc.	Delaware	100% Commonwealth General Corporation	General purpose corporation
Stonebridge International Insurance Ltd.	UK	100% Cornerstone International Holdings Ltd.	General insurance company
Stonebridge Life Insurance Company	Vermont	100% Commonwealth General Corporation	Insurance company
Stonebridge Reinsurance Company	Vermont	100% Stonebridge Life Insurance Company	Captive insurance company
TAH-MCD IV, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as the general partner for McDonald Corporate Tax Credit Fund IV Limited Partnership
TAH Pentagon Funds, LLC	Iowa	Sole Member - Transamerica Affordable Housing, Inc.	Serve as a general partner in a lower-tier tax credit entity
TAHP Fund I, LLC	Delaware	Sole Member - Monumental Life Insurance Company	Real estate investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
TAHP Fund II, LLC	Delaware	Sole Member - Garnet LIHTC Fund VIII, LLC	Low incoming housing tax credit
TAHP Fund VII, LLC	Delaware	Investor Member: Garnet LIHTC Fund XIX, LLC	Real estatement investments
TCF Asset Management Corporation	Colorado	100% TCFC Asset Holdings, Inc.	A depository for foreclosed real and personal property
TCFC Air Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
TCFC Asset Holdings, Inc.	Delaware	100% Transamerica Commercial Finance Corporation, I	Holding company
The AEGON Trust Advisory Board: Mark W. Mullin, Alexander R. Wynaendts, and Craig D. Vermie	Delaware	AEGON International B.V.	Voting Trust
The RCC Group, Inc.	Delaware	100% FGH USA LLC	Real estate
THH Acquisitions, LLC	Iowa	Sole Member - Investors Waranty of America, Inc.	Acquirer of Core South Carolina mortgage loans from Investors Warranty of America, Inc. and holder of foreclosed real estate.
TIHI Canada Holding, LLC	Iowa	Sole Member - Transamerica International Holdings, Inc.	Holding company
TIHI Mexico, S. de R.L. de C.V.	Mexico	95% Transamerica International Holdings, Inc.; 5% Transamerica Life Insurance Company
To render and receive all kind of administrative, accountant, mercantile and financial counsel and assistance to and from any other Mexican or foreign corporation, whether or not this company is a shareholder of them

TLIC Riverwood Reinsurance, Inc.	Iowa	100% Transamerica Life Insurance Company	Limited purpose subsidiary life insurance company
Tradition Development Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Development company
Tradition Irrigation Company, LLC	Florida	Sole Member - PSL Acquisitions Operating, LLC	Irrigation company
Tradition Land Company, LLC	Iowa	Sole Member: Investors Warranty of America, Inc.	Aquirer of Core Florida mortgage loans from Investors Warranty and holder of foreclosed read estate.

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Accounts Holding Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Advisors Life Insurance Company	Arkansas	100% AEGON USA, LLC	Insurance company
Transamerica Advisors Life Insurance Company of New York	New York	100% AEGON USA, LLC	Insurance company
Transamerica Affinity Marketing Corretora de Seguros Ltda.	Brazil	749,000 quota shares owned by AEGON DMS Holding B.V.; 1 quota share owned by AEGON International B.V.	Brokerage company
Transamerica Affinity Services, Inc.	Maryland	100% AEGON Direct Marketing Services, Inc.	Marketing company
Transamerica Affordable Housing, Inc.	California	100% Transamerica Realty Services, LLC	General partner LHTC Partnership
Transamerica Agency Network, Inc.	Iowa	100% AUSA Holding Company	Special purpose subsidiary
Transamerica Annuity Service Corporation	New Mexico	100% Transamerica International Holdings, Inc.	Performs services required for structured settlements
Transamerica Asset Management, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 77%; AUSA Holding Co. owns 23%.	Fund advisor
Transamerica Aviation LLC	Delaware	100% TCFC Air Holdings, Inc.	Special purpose corporation
Transamerica Capital, Inc.	California	100% AUSA Holding Company	Broker/Dealer
Transamerica Commercial Finance Corporation, I	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Consultora Y Servicios Limitada	Chile	95% Transamerica Life Insurance Company; 5% Transamerica International Holdings, Inc.	Special purpose limited liability corporation
Transamerica Consumer Finance Holding Company	Delaware	100% TCFC Asset Holdings, Inc.	Consumer finance holding company
Transamerica Corporation	Delaware	100% The AEGON Trust	Major interest in insurance and finance
Transamerica Corporation	Oregon	100% Transamerica Corporation	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Direct Marketing Asia Pacific Pty Ltd.	Australia	100% AEGON DMS Holding B.V.	Holding company
Transamerica Direct Marketing Consultants Private Limited	India	99.95% AEGON DMS Holding B.V.; non-AEGON affiliate, Keshav Sunderraj owns .05%	Marketing consultant
Transamerica Distribution Finance - Overseas, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Commercial Finance
Transamerica Finance Corporation	Delaware	100% Transamerica Corporation	Commercial & Consumer Lending & equipment leasing
Transamerica Financial Advisors, Inc.	Delaware	1,000 shares owned by AUSA Holding Company; 209 shares owned by Transamerica International Holdings, Inc.; 729 shares owned by AEGON Asset Management Services, Inc.	Broker/Dealer
Transamerica Financial Life Insurance Company	New York	87.40% AEGON USA, LLC; 12.60% Transamerica Life Insurance Company	Insurance
Transamerica Fund Services, Inc.	Florida	Western Reserve Life Assurance Co. of Ohio owns 44%; AUSA Holding Company owns 56%	Mutual fund
Transamerica Funding LP	U.K.	99% Transamerica Leasing Holdings, Inc.; 1% Transamerica Commercial Finance Corporation, I	Intermodal leasing
Transamerica Home Loan	California	100% Transamerica Consumer Finance Holding Company	Consumer mortgages
Transamerica Insurance Marketing Asia Pacific Pty Ltd.	Australia	100% Transamerica Direct Marketing Asia Pacific Pty Ltd.	Insurance intermediary
Transamerica International Direct Marketing Consultants, LLC	Maryland	51% Hugh J. McAdorey; 49% AEGON Direct Marketing Services, Inc.	Provide consulting services ancillary to the marketing of insurance products overseas.
Transamerica International Holdings, Inc.	Delaware	100% AEGON USA, LLC	Holding company
Transamerica International RE (Bermuda) Ltd.	Bermuda	100% AEGON USA, LLC	Reinsurance

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica International Re Escritório de Representação no Brasil Ltd	Brazil	95% Transamerica International Re(Bermuda) Ltd.; 5% Transamerica International Holdings, Inc.	Insurance and reinsurance consulting
Transamerica Investment Management, LLC	Delaware	Sole Member - AEGON USA Asset Management Holding, LLC	Investment advisor
Transamerica Leasing Holdings, Inc.	Delaware	100% Transamerica Finance Corporation	Holding company
Transamerica Life Canada	Canada	100% AEGON Canada ULC	Life insurance company
Transamerica Life Insurance Company	Iowa
676,190 shares Common Stock owned by Transamerica International Holdings, Inc.; 86,590 shares of Preferred Stock owned by Transamerica Corporation;  30,564 shares of Preferred Stock owned by AEGON USA, LLC
Insurance
Transamerica Life (Bermuda) Ltd.	Bermuda	100% Transamerica Life Insurance Company	Long-term life insurer in Bermuda - - will primarily write fixed universal life and term insurance
Transamerica Oakmont Corporation	California	100% Transamerica International Holdings, Inc.	General partner retirement properties
Transamerica Oakmont Retirement Associates	California	General Partner is Transamerica Oakmont Corporation. 100 units of limited partnership interests widely held by individual investors.	Senior living apartments
Transamerica Pacific Insurance Company, Ltd.	Hawaii	26,000 shares common stock owned by Commonwealth General Corporation; 1,000 shares of common stock owned by Transamerica International Holdings, Inc.	Life insurance
Transamerica Pyramid Properties LLC	Iowa	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Investment Properties LLC	Delaware	100% Monumental Life Insurance Company	Realty limited liability company
Transamerica Realty Services, LLC	Delaware	AUSA Holding Company - sole Member	Real estate investments

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
Transamerica Resources, Inc.	Maryland	100% Monumental General Administrators, Inc.	To provide education and information regarding retirement and economic issues.
Transamerica Retirement Solutions Corporation	Delaware	100% AUSA Holding Company	Retirement Plan Services
Transamerica Small Business Capital, Inc.	Delaware	100% TCFC Asset Holdings, Inc.	Holding company
Transamerica Stable Value Solutions Inc.	Delaware	100% Commonwealth General Corporation	Principle Business: Provides management services to the stable value division of AEGON insurers who issue synthetic GIC contracts.
Transamerica Travel and Conference Services, LLC	Iowa	100% Money Services, Inc.	Travel and conference services
Transamerica Vendor Financial Services Corporation	Delaware	100% TCFC Asset Holdings, Inc.	Provides commercial leasing
United Financial Services, Inc.	Maryland	100% AEGON USA, LLC	General agency
Universal Benefits, LLC	Iowa	100% AUSA Holding Company	Third party administrator
Western Reserve Life Assurance Co. of Ohio	Ohio	100% AEGON USA, LLC	Insurance
WFG China Holdings, Inc.	Delaware	100% World Financial Group, Inc.	Hold interest in Insurance Agency located in Peoples Republic of China
WFG Insurance Agency of Puerto Rico, Inc.	Puerto Rico	100% World Financial Group Insurance Agency, Inc.	Insurance agency
WFG Properties Holdings, LLC	Georgia	100% World Financial Group, Inc.	Marketing
WFG Reinsurance Limited	Bermuda	51% owned by World Financial Group, Inc; remaining 49% is annually offered to independent contractors associated with WFG Reinsurance Ltd.	Reinsurance
WFG Securities of Canada, Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Mutual fund dealer
World Financial Group Canada Inc.	Canada	100% World Financial Group Holding Company of Canada Inc.	Marketing
World Financial Group Holding Company of Canada Inc.	Canada	100% Transamerica International Holdings, Inc.	Holding company

Name	Jurisdiction of Incorporation	Percent of Voting Securities Owned	Business
World Financial Group, Inc.	Delaware	100% AEGON Asset Management Services, Inc.	Marketing
World Financial Group Insurance Agency of Canada Inc.	Ontario	50% World Financial Group Holding Co. of Canada Inc.; 50% World Financial Group Subholding Co. of Canada Inc.	Insurance agency
World Financial Group Insurance Agency of Hawaii, Inc.	Hawaii	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Massachusetts, Inc.	Massachusetts	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency of Wyoming, Inc.	Wyoming	100% World Financial Group Insurance Agency, Inc.	Insurance agency
World Financial Group Insurance Agency, Inc.	California	100% Western Reserve Life Assurance Co. o f Ohio	Insurance agency
World Financial Group Subholding Company of Canada Inc.	Canada	100% World Financial Group Holding Company of Canada, Inc.	Holding company
Yarra Rapids, LLC	Delaware	Yarra Rapids Management, LLC is the non-owner Manager	Real estate investments
Yarra Rapids Management, LLC	Delaware	Sole Member: AEGON USA Realty Advisors, LLC	Company organized for the intention of real estate investments but no business at this time
Zahorik Company, Inc.	California	100% AUSA Holding Company	Inactive
Zero Beta Fund, LLC	Delaware
Members are:  Transamerica Life Insurance Company (82.35% ~~)~~ ;  Monumental Life Insurance Company (16.16%); Transamerica Financial Life Insurance Company (1.49%)  Manager:  AEGON USA Investment Management LLC
Aggregating vehicle formed to hold various fund investments.

Item 29.                 Indemnification

Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons.  The following excerpts contain the substance of these provisions.

Ohio General Corporation Law

Section 1701.13  Authority of corporation.

(E)(1)                  A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)          A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

(a)          Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

(b)          Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

(3)          To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)          Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

(a)          By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

(b)          If the quorum described in division (E)(4)(a) of this section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

(c)          By the shareholders;

(d)          By the court of common pleas or the court in which such action, suit, or proceeding was brought.

Any determination made by the disinterested directors under division (E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)(a)  Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

(i)  Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

(ii)  Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

(b)          Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

(6)          The indemnification authorized by this section shall not be exclusive of, and shall be in addition to,  any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)          A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.  Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

(8)          The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section.  Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or (7).

(9)          As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation,  domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

Second Amended Articles of Incorporation of Western Reserve

ARTICLE EIGHTH

EIGHTH:  (1)  The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.  The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contender or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

(2)           The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

(3)           To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

(4)           Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article.  Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or (b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought.  Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

(5)           Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article.  If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation.  Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

(6)           The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

(7)           The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

(8)           As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

(9)           The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation.  The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation.  To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above.  The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

Amended Code of Regulations of Western Reserve

ARTICLE V

Indemnification of Directors and Officers

Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

Rule 484 Undertaking

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable.  In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 30.                    Principal Underwriter
(a)         Transamerica Capital, Inc. serves as the principal underwriter for:

Transamerica Capital, Inc. serves as the principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA K, Separate Account VA L, Separate Account VA M, Separate Account VA P, Separate Account VA Q, Separate Account VA R, Separate Account VA S, Separate Account VA W, Separate Account VA X, Separate Account VA Y; Separate Account VA EE, Separate Account VA FF, Separate Account VA HH, Separate Account VA-1, Separate Account VA-2L, Separate Account VA-5, Separate Account VA-6, Separate Account VA-7, Separate Account VA-8, Separate Account Fund B, Separate Account Fund C, Transamerica Corporate Separate Account Sixteen, Transamerica Separate Account R3, Separate Account VL, Separate Account VUL-1; Separate Account VUL-2, Separate Account VUL-3, Separate Account VUL-4, Separate Account VUL-5, Separate Account VUL-6, Separate Account VUL-A, and Variable Life Account A. These accounts are separate accounts of Transamerica Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA N, Separate Account VA BNY, Separate Account VA HNY, Separate Account VA PP, Separate Account VA QNY, Separate Account VA QQ, Separate Account VA WNY, Separate Account VA YNY, TFLIC Separate Account VNY, Separate Account VA-2LNY, TFLIC Separate Account C, Separate Account VA-5NLNY, Separate Account VA-6NY, TFLIC Series Annuity Account and TFLIC Series Life Account.  These accounts are separate accounts of Transamerica Financial Life Insurance Company.

Transamerica Capital, Inc. serves as principal underwriter for Separate Account VA U, Separate Account VA V, Separate Account VA AA, WRL Series Life Account, WRL Series Life Account G, WRL Series Life Corporate Account, WRL Series Annuity Account and WRL Series Annuity Account B.  These accounts are separate accounts of Western Reserve Life Assurance Co. of Ohio.

Transamerica Capital, Inc. also serves as principal underwriter for Separate Account VA BB, Separate Account VA CC and Separate Account VL E.  This account is a separate account of Monumental Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for Merrill Lynch Life Variable Annuity Separate Account, Merrill Lynch Life Variable Annuity Separate Account A, Merrill Lynch Life Variable Annuity Separate Account B, Merrill Lynch Life Variable Annuity Separate Account C, Merrill Lynch Life Variable Annuity Separate Account D, Merrill Lynch Variable Life Separate Account, and Merrill Lynch Life Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company.

Transamerica Capital, Inc. also serves as principal underwriter for ML of New York Variable Annuity Separate Account, ML of New York Variable Annuity Separate Account A, ML of New York Variable Annuity Separate Account B, ML of New York Variable Annuity Separate Account C, ML of New York Variable Annuity Separate Account D, ML of New York Variable Life Separate Account, and ML of New York Variable Life Separate Account II.  These accounts are separate accounts of Transamerica Advisors Life Insurance Company of New York.

Transamerica Capital, Inc. also serves as principal underwriter for Transamerica Series Trust, Transamerica Funds, Transamerica Investors, Inc., Transamerica Partners Funds Group, Transamerica Partners Funds Group II, Transamerica Partners Portfolios, and Transamerica Asset Allocation Variable Funds.

(b)             Directors and Officers of Transamerica Capital, Inc.:

Name	Principal Business Address	Position and Offices with Underwriter
Thomas A. Swank	(1)	Director
Michael W. Brandsma	(2)	Director, President and Chief Financial Officer
David W. Hopewell	(1)	Director
David R. Paulsen	(2)	Director, Chief Executive Officer and Chief Sales Officer
Blake S. Bostwick	(2)	Chief Marketing Officer and Chief Operations Officer
Courtney John	(2)	Chief Compliance Officer and Vice President
Erin K. Burke	(1)	Assistant Secretary
Amy Angle	(3)	Assistant Vice President
Elizabeth Belanger	(4)	Assistant Vice President
Dennis P. Gallagher	(5)	Assistant Vice President
Christy Post-Rissin	(5)	Assistant Vice President
Brenda L. Smith	(5)	Assistant Vice President
Darin D. Smith	(1)	Assistant Vice President
Lisa Wachendorf	(1)	Assistant Vice President
Arthur D. Woods	(5)	Assistant Vice President
Carrie N. Powicki	(2)	Secretary
Karen R. Wright	(3)	Treasurer
Wesley J. Hodgson	(2)	Vice President

(1)       4333 Edgewood Road N.E., Cedar Rapids, IA  52499-0001
(2)       4600 S Syracuse St, Suite 1100, Denver, CO  80237-2719
(3)       100 Light Street, Floor B1, Baltimore, MD  21202
(4)       440 Mamaroneck Avenue, Harrison, NY  10528
(5)       570 Carillon Parkway, St. Petersburg, FL  33716

(c)         Compensation to Principal Underwriter:

Name of Principal Underwriter	Net Underwriting Discounts and Commissions (1)	Compensation on Redemption	Brokerage Commissions	Compensation
Transamerica Capital, Inc.		0	$14,916,446.16	0

(1)	Fiscal Year 2012

* TCI passes through any commissions paid to it to the selling firms and does not retain any portion of such payments.

Item 31.                  Location of Accounts and Records

   All accounts, books, or other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the
   Registrant through Western Reserve at
   570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.

Item 32.                  Management Services

    Not Applicable
Item 33.                  Fee Representation

   Western Reserve hereby represents that the fees and charges deducted under the WRL Capital Creator, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, WRL Series Life Account G, certifies that it meets all of the requirements for effectiveness of this registration statement under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 5 to its Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the city of St. Petersburg, and State of Florida, on the 29th day of April 2013.

WRL SERIES LIFE ACCOUNT G
(Registrant)
By: /s/ Brenda K. Clancy
*/, Chairman of the Board and President of
Western Reserve Life Assurance Co. of Ohio

WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
((Depositor)
By: /s/ Brenda K. Clancy
Brenda K. Clancy*/Chairman of the Board & President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Signature	Title	Date
/s/ Brenda K. Clancy	Chairman of the Board & President	April 29, 2013
Brenda K. Clancy*/

/s/ Charles T. Boswell	Director and Chief Executive Officer	April 29, 2013
Charles T. Boswell */

/s/C. Michiel van Katwijk	Director and Executive Vice President	April 29, 2013
Michiel van Katwijk */

/s/ Eric J. Martin	Senior Vice President and Corporate Controller	April 29, 2013
Eric J. Martin */

/s/ John R. Hunter	Director and Division Chief Operating Officer- Life & Protection	April 29, 2013
John R. Hunter */

/s/ Arthur C. Schneider	Director, Senior Vice President and	April 29, 2013
Arthur C. Schneider */	Chief Tax Officer

*/ /s/ Arthur D. Woods Signed by Arthur D. Woods, Esq.
As Attorney in Fact pursuant to Powers of Attorney

Exhibit Index
Exhibit No.		Description of Exhibit

26(k)		Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Offered

26(l)		Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities being Registered

26(n)	(ii)	Written Consent of Ernst & Young LLP

26(k)
Opinion of Arthur D. Woods, Esq. as to the Legality of the Securities Being Offered

SEE EXHIBIT

Exhibit 26(l)

Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered

SEE EXHIBIT

26(n)(ii)
Written Consent of Ernst & Young LLP

SEE EXHIBIT